SEC Registration Nos.
Nos. 811-04000 and 002-90309

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☐
Post-Effective Amendment No. 85	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 86	☒

Calvert Variable Products, Inc.
(Exact Name of Registrant as Specified in Charter)

4550 Montgomery Avenue Bethesda, Maryland 20814
(Address of Principal Executive Offices)
Registrant’s Telephone Number: (301) 951-4800

John H. Streur
4550 Montgomery Avenue Bethesda, Maryland 20814
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	On May 1, 2016, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date], pursuant to paragraph(a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date], pursuant to paragraph (a)(2)of rule 485.

Calvert Variable Products (“VP”) Portfolios PROSPECTUS

May 1, 2016

Calvert VP SRI Portfolios
Calvert VP SRI Balanced Portfolio (Class I)
Calvert VP SRI Mid Cap Growth Portfolio (Single Class)
Calvert VP SRI Large Cap Core Portfolio (Single Class)

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any State Securities Commission, and neither the SEC nor any State Securities Commission has determined that this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Calvert VP Portfolios Prospectus
Calvert VP SRI Portfolios
May 1, 2016

		Page

PORTFOLIO SUMMARIES	(This section summarizes Portfolio fees, investment strategies, risks, past performance, and purchase and sale procedures.)	1
Calvert VP SRI Portfolios
Calvert VP SRI Balanced Portfolio		1
Calvert VP SRI Mid Cap Growth Portfolio		5
Calvert VP SRI Large Cap Core Portfolio		8

MORE INFORMATION ON FEES AND EXPENSES	(This section provides details on Portfolio fees and expenses.)	11

MORE INFORMATION ON INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS	(This section provides details on Portfolio investment strategies and risks.)	11

PORTFOLIO HOLDINGS	(This section provides details on Portfolio holdings.)	15

ABOUT RESPONSIBLE INVESTING	(This section describes the responsible investment principles of the Funds.)	15
Calvert Principles for Responsible Investment
Investment Selection Process
Calvert Signature® Variable Strategies
Investment Selection Process		17
Sustainable and Socially Responsible Investment Criteria		18
Shareholder Advocacy and Corporate Responsibility		19

MANAGEMENT OF PORTFOLIO INVESTMENTS	(This section provides details on Portfolio investment managers.)	19
About Calvert		19
More Information About the Advisor, Subadvisor, and Portfolio Managers		19
Advisory Fees		21

INVESTOR INFORMATION	(This section Provides details on purchase and redemption of Portfolio shares, how shares are valued, and information on dividends, distributions and taxes.)	21
General Information About the Portfolios		21
Purchase, Exchange and Redemption of Shares		21
How Shares are Priced		22
Market Timing Policy		23
Dividends and Distributions		24

PORTFOLIO SUMMARY

CALVERT VP SRI BALANCED PORTFOLIO
Class: I
INVESTMENT OBJECTIVE
The Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.53%
Other expenses	0.17%
Total annual fund operating expenses	0.70%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year; and
•	the Portfolio’s operating expenses remain the same.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 90% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies. Fixed-income investments are primarily a wide variety of investment grade debt securities, such as corporate debt securities, mortgage-backed securities (including commercial mortgage-backed securities and collateralized mortgage obligations (“CMOs”)) and other asset-backed securities (“ABS”). The Portfolio invests in debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Portfolio may invest up to 25% of its net assets in foreign securities and may also invest in unrated debt securities.
An investment grade debt security is rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”), or is an unrated debt security determined by the Advisor to be of comparable credit quality.
The Portfolio is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
The Portfolio invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor monitors the Portfolio’s allocation and may rebalance or reallocate the Portfolio’s assets based on its view of economic and market factors and events. The equity portion of the Portfolio is primarily a large cap core U.S. domestic portfolio, although the Portfolio may also invest in foreign stocks and mid-cap stocks. The equity portion of the Portfolio seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion of the Portfolio reflects an active trading strategy, seeking total return.
The Portfolio uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Portfolio and hedge interest rate risk.

1 CALVERT VP PORTFOLIOS PROSPECTUS

Incidental to its main investment strategy, the Portfolio may also use futures contracts as a substitute for direct investment in a particular asset class, in order to facilitate the periodic rebalancing of the Portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Portfolio may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single security may have greater impact on the Portfolio than on a diversified fund.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result. There is a risk that the Advisor may allocate assets to an asset class that underperforms other asset classes.
Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Bond Market Risk. The market prices of bonds held by the Portfolio may fall.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster-than-expected prepayments may cause the Portfolio to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Portfolio to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Portfolio holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Portfolio will receive payments of principal may be substantially limited.
Below-Investment Grade, High-Yield Debt Securities Risk. Investments in below-investment grade, high-yield debt securities (commonly known as “junk bonds”) can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater

CALVERT VP PORTFOLIOS PROSPECTUS 2

price volatility than investment grade securities and may be illiquid.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable quality. The Portfolio’s purchase of unrated securities depends on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Active Trading Strategy Risk. The fixed-income portion of the Portfolio employs an active style that seeks to position the Portfolio with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%) and may translate to higher transaction costs.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Portfolio to temporarily hold securities that do not comply with the Portfolio’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Portfolio’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark index, a composite index and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The table below shows the Balanced Composite because it is more consistent with the Portfolio’s portfolio construction process and represents a more accurate reflection of the Portfolio’s anticipated risk and return patterns. The Balanced Composite Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000 Index and 40% Barclays U.S. Aggregate Bond Index. Returns of the fixed-income component prior to 11/1/15 reflect the performance of the Barclays U.S. Credit Index.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/2009	12.29%
Worst Quarter (of periods shown)	12/31/2008	-19.63%

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP SRI Balanced Portfolio - Class I	-2.19%	7.89%	4.65%
Russell 1000 Index	0.92%	12.44%	7.40%
Balanced Composite Benchmark (reflects no deduction for fees or expenses)	0.75%	9.59%	7.79%
Lipper VA Mixed-Asset Target Allocation Growth Funds Average	-1.29%	7.29%	5.78%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Allocation of Assets:

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since November 2015
Joshua Linder, CFA	Portfolio Manager	Since January 2014

3 CALVERT VP PORTFOLIOS PROSPECTUS

Fixed-Income Investments:

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since March 2013
Matthew Duch	Vice President, Portfolio Manager	Since March 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Equity Investments:

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Joshua Linder, CFA	Portfolio Manager	Since November 2015
Christopher Madden, CFA	Portfolio Manager	Since November 2015
Kurt Moeller, CFA	Portfolio Manager	Since November 2015
Jade Huang	Portfolio Manager	Since November 2015
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

CALVERT VP PORTFOLIOS PROSPECTUS 4

PORTFOLIO SUMMARY

CALVERT VP SRI MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.77%
Other expenses	0.20%
Total annual fund operating expenses	0.97%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year; and
•	the Portfolio’s operating expenses remain the same.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$309	$536	$1,190

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 94% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio normally invests at least 80% of its net assets, including borrowings for investment purposes, in the common stocks of mid-cap companies. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Portfolio currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Growth Index at the time of investment. As of December 31, 2015, the market capitalization of the Russell Midcap Growth Index companies ranged from $718 million to $30.2 billion with a weighted average level of $13.3 billion.
Stocks chosen for the Portfolio combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price. The Portfolio may also invest up to 25% of its net assets in foreign securities.
The Portfolio is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock.
Responsible Investing. The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Portfolio has sustainable and socially responsible investment criteria that

5 CALVERT VP PORTFOLIOS PROSPECTUS

reflect specific types of companies in which the Portfolio seeks to invest and seeks to avoid investing.
Investments are first selected for financial soundness and then evaluated according to the Portfolio’s sustainable and socially responsible investment criteria. Investments must be consistent with the Portfolio’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Portfolio and its shareholders.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Portfolio may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single security may have greater impact on the Portfolio than on a diversified fund.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
Value Stock Risk. Value stocks may perform differently from the market as a whole, which may not recognize a stock's intrinsic value for an unexpectedly long time. In addition, there is a risk that the portfolio manager's calculation of the stock's underlying value will not be reflected in the market price.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Responsible Investing Risk. Investing primarily in responsible investment carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Portfolio to temporarily hold securities that do not comply with the Portfolio’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Portfolio’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.

CALVERT VP PORTFOLIOS PROSPECTUS 6

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	12/31/2010	17.55%
Worst Quarter (of periods shown)	12/31/2008	-25.51%

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP SRI Mid Cap Growth Portfolio	-3.28%	10.16%	7.61%
Russell Midcap Growth Index (reflects no deduction for fees or expenses)	-0.20%	11.54%	8.16%
Lipper VA Mid-Cap Core Funds Average	-0.30%	9.93%	7.41%

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. New Amsterdam Partners LLC (“New Amsterdam”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Michelle Clayman, CFA	Managing Partner, Chief Investment Officer, New Amsterdam	Since September 2005
Nathaniel Paull, CFA	Partner, Senior Portfolio Manager, New Amsterdam	Since September 2005
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

7 CALVERT VP PORTFOLIOS PROSPECTUS

PORTFOLIO SUMMARY

CALVERT VP SRI LARGE CAP CORE PORTFOLIO*

INVESTMENT OBJECTIVE
The Portfolio seeks to provide a total return which exceeds the total return of the Russell 1000 Index over a market cycle.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.62%
Other expenses	0.12%
Total annual fund operating expenses	0.74%
Less fee waiver and/or expense reimbursement[2]	(0.02%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.72%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.
Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.
* Formerly Calvert VP SRI Large Cap Value Portfolio

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$232	$407	$915
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio employs an active investment strategy and invests primarily in the common stocks of U.S. large-cap companies that meet the Portfolio’s investment criteria, including financial, sustainability and social responsibility investment factors. The Portfolio’s investment process seeks to add value by using the Advisor’s fundamental, quantitative, and macro-economic research and analyses while integrating the Advisor’s proprietary views on material environmental, social and governance (“ESG”) information as part of its risk and opportunity assessment. The portfolio construction process seeks to maximize the benefit of these insights while managing the Portfolio’s risk profile relative to its benchmark, the Russell 1000 Index, and minimizing transaction costs. The Portfolio may sell a security when it no longer appears attractive under this process.
The Portfolio will normally invest at least 80% of its net assets, including borrowings for investment purposes, in the equity securities (common stock) of large capitalization companies. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy.
The Portfolio defines large-cap companies as those whose market capitalization falls within the range of the Russell 1000 Index at the time of investment. As of December 31, 2015, the market capitalization of the Russell 1000 Index ranged from $380 million to $587.2 billion with a weighted average level of $124.2 billion. Although primarily investing in large-cap U.S. companies, the Portfolio may also invest in mid-cap and small-cap companies. The Portfolio may invest up to 25% of its net assets in foreign securities.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and

CALVERT VP PORTFOLIOS PROSPECTUS 8

decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small-Cap and Mid-Cap Company Risk. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Portfolio to temporarily hold securities that do not comply with the Portfolio’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Portfolio’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of its current benchmark, its former benchmark and a performance average of similar mutual funds. The Portfolio changed its benchmark on May 1, 2016 from the Russell 1000 Value Index to the Russell 1000 Index, in connection with the Portfolio’s change to a core investment approach from a value investment approach. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/2009	18.93%
Worst Quarter (of periods shown)	12/31/2008	-23.81%

9 CALVERT VP PORTFOLIOS PROSPECTUS

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP SRI Large Cap Core Portfolio	-6.59%	9.15%	5.06%
Russell 1000 Index (reflects no deduction for fees or expenses)	0.92%	12.44%	7.40%
Russell 1000 Value Index (reflects no deduction for fees or expenses)	-3.83%	11.27%	6.16%
Lipper VA Large-Cap Value Funds Average	-4.08%	10.07%	5.54%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Joshua Linder, CFA	Portfolio Manager	Since May 2016
Christopher Madden, CFA	Portfolio Manager	Since May 2016
Kurt Moeller, CFA	Portfolio Manager	Since May 2016
Jade Huang	Portfolio Manager	Since May 2016
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

CALVERT VP PORTFOLIOS PROSPECTUS 10

MORE INFORMATION ON FEES AND EXPENSES
Management Fees
Management fees include the advisory fee paid by the Portfolio to the Advisor and the administrative fee paid by the Portfolio to Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor.
With respect to the amount of each Portfolio’s advisory fee, see “Advisory Fees” in this Prospectus.
The administrative fees (as a percentage of the Portfolio’s net assets) paid by each Portfolio for the most recent fiscal year are as follows.

Portfolio	Administrative Fee[1]
Calvert VP SRI Balanced Portfolio	0.275%
Calvert VP SRI Mid Cap Growth Portfolio	0.25%
Calvert VP SRI Large Cap Core Portfolio	0.10%
1Commencing May 1, 2016, the administrative fee for each share class of each fund listed above is 0.12%. CIAS has agreed to contractually waive 0.02% (2 basis points) of the administrative fee for each fund listed above through April 30, 2018.
Other Expenses
“Other expenses” include custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services. The amount paid to third parties for subtransfer agent/recordkeeping services varies depending on the share class and services provided, but the Portfolio will not pay more than 0.11% of its average net assets attributable to any such third-party service provider.
Contractual Fee Waivers and/or Expense Reimbursements
Calvert has agreed to contractually limit the direct net annual fund operating expenses in the following Portfolios to the amounts listed in the table below through April 30, 2017. Only the Board of Directors of the Portfolios may terminate the expense limitations before the contractual period expires, upon 60 days’ prior notice to shareholders.

Portfolio	Expense Limitation
Calvert VP SRI Mid Cap Growth Portfolio	0.99%
Calvert VP SRI Large Cap Core Portfolio	0.78%
Where Calvert has contractually agreed to a fee waiver and/or expense reimbursement, the expense limitation does not limit any acquired fund fees and expenses paid indirectly by a Policy owner. The Example in the respective Portfolio Summary reflects the expense limits set forth in the fee table but only through the contractual date. Under the terms of a contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, and taxes. No Portfolio expects to incur a material amount of interest expense during the fiscal year.
See “Investment Advisor and Subadvisors” in the respective Portfolio’s Statement of Additional Information (“SAI”) for more information.
Example
The Example in the respective Portfolio Summary for each Portfolio also assumes that you reinvest all dividends and distributions.
MORE INFORMATION ON INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS
Investment Objective
The investment objective of each Portfolio may be changed by the Portfolio’s Board of Directors without shareholder approval.
Further Description of Investment Strategies and Techniques
A concise description of each Portfolio’s principal investment strategies and principal risks is provided under the Portfolio Summary for that Portfolio. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Portfolios, along with their associated risks. Each Portfolio has additional non-principal investment policies and restrictions, which are discussed under “Supplemental Information on Investment Policies and Risks” in the respective Portfolio’s SAI. The “Glossary of Certain Investment Risks” provides more detailed information about the risks that are referred to in this section.

11 CALVERT VP PORTFOLIOS PROSPECTUS

For certain investment strategies listed, the table below shows a Portfolio’s limitations as a percentage of either its net or total assets. Numbers in this table show maximum allowable amounts only; for actual usage, consult the Portfolio’s Annual or Semi-Annual Reports. (Please see the pages of this Prospectus following the table for descriptions of the investment strategies and the principal types of risks involved. Explanatory information about certain investment strategies of specific Portfolios is also provided below.)

	Calvert VP SRI Balanced Portfolio	Calvert VP SRI Mid Cap Growth Portfolio	Calvert VP SRI Large Cap Core Portfolio
Investment Techniques
Active Trading Strategy/Turnover	µ	❑	❑
Temporary Defensive Positions	❑	❑	❑
Exchange-Traded Funds	❑	❑	❑
Hedging Strategies	µ	NA	NA
Securities Lending	❑	❑	❑
Repurchase Agreements	❑	❑	❑
Conventional Securities
Stocks in General	µ	µ	µ
Foreign Securities	25N	25N	25N
Investment Grade Bonds	µ	NA	❑
Below-Investment Grade, High-Yield Bonds	15N	10N	❑
Unrated Debt Securities	µ	NA	❑
Illiquid Securities	15N	15N	15N
Asset-Backed Securities	µ	NA	❑
Mortgage-Backed Securities	µ	NA	❑
Leveraged Derivative Instruments
Currency Contracts	NA	5T	❑
Options on Securities and Indices	5T1	5T1	✗
Futures Contracts	5N2	5N2	✗
1 Based on net premium payments.
2 Based on initial margin required to establish position.
Key to Table

µ	Portfolio currently uses as a principal investment strategy

❑	Permitted, but not a principal investment strategy

✗	Not permitted

xN	Allowed up to x% of Portfolio’s net assets

xT	Allowed up to x% of Portfolio’s total assets

NA	Not applicable to this Portfolio
Description of Investment Strategies and Associated Risks
The investment strategies listed in the table above are described below, and the principal types of risk involved with each strategy are listed. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a Portfolio to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees, and lower returns.
Risks: Opportunity, Market and Transaction

Temporary Defensive Positions. During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Portfolio may not be able to achieve its investment objective.
Risks: Opportunity

CALVERT VP PORTFOLIOS PROSPECTUS 12

Exchange-Traded Funds (“ETFs”) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are generally stocks selected to track a particular index.  ETFs are used for the limited purpose of managing a Portfolio’s cash position consistent with the Portfolio’s applicable benchmark to reduce deviations from the benchmark while enabling the Portfolio to accommodate its need for periodic liquidity. Calvert VP SRI Balanced Portfolio may also invest in ETFs to gain broad market or sector exposure or when the Advisor believes share prices of ETFs offer attractive values.
Risks: Correlation and Market
Hedging Strategies. The hedging technique of purchasing and selling U.S. Treasury securities and related futures contracts may be used for the limited purpose of managing duration.	Risks: Correlation and Opportunity

Securities Lending.  A Portfolio may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Risks: Credit and Market

Repurchase Agreements. Repurchase agreements are transactions in which the Portfolio purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.
Risks: Credit and Market

Conventional Securities and Associated Risks

Stocks in General. Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Stock prices overall may decline over short or even long periods. The type of stock (large-cap, mid-cap, growth, value, etc.) purchased pursuant to a Portfolio’s investment style tends to go through cycles of doing better or worse than the stock market in general, and its returns may trail returns of other asset classes. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Factors which can negatively impact the value of common stocks include economic factors such as interest rates, and non-economic factors such as political events.
Risks: Market

Foreign Securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. Such investments are generally denominated in foreign currency.
Risks: Market, Currency, Transaction, Liquidity, Information and Political

Investment Grade Bonds. Bonds rated BBB-/Baa3 or higher in credit quality by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”), or assigned an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), including Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Portfolio’s Advisor or Subadvisor.
Risks: Interest Rate, Duration, Market and Credit

Below-Investment Grade, High-Yield Bonds. Bonds rated below BBB-/Baa3 by an NRSRO or unrated bonds determined by the Portfolio’s Advisor or Subadvisor to be of comparable credit quality are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.
Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Unrated Debt Securities. Bonds that have not been rated by an NRSRO; the Advisor and/or Subadvisor has determined the credit quality based on its own research.	Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Illiquid Securities. Securities that cannot be readily sold because there is no active market.	Risks: Liquidity, Market and Transaction

Asset-Backed Securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.
Risks: Credit, Interest Rate and Liquidity

Mortgage-Backed Securities. Securities backed by pools of mortgages, including senior classes of collateralized mortgage obligations (“CMOs”).	Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate

13 CALVERT VP PORTFOLIOS PROSPECTUS

Leveraged Derivative Instruments and Associated Risks

Currency Contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity

Options on Securities and Indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time. A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. In the case of writing options, a Portfolio will write call options only if it already owns the security (if it is “covered”).
Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit, Opportunity and Regulatory

Futures Contracts. Agreements to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Opportunity and Regulatory
Explanation of Investment Strategies Used by Certain Portfolios

All Portfolios
Repurchase Agreements. Repurchase agreements are arrangements under which a Portfolio buys a security, and the seller simultaneously agrees to repurchase that security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A repurchase agreement exposes the Portfolio to the risk that the party that sells the security may default on its obligation to repurchase the security. The Portfolio may lose money because it cannot sell the security at the agreed-upon time and price or the security may lose value before it can be sold.
Securities Lending. A Portfolio may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral. All incremental income generated from such activities will be accrued to the Portfolio. Unless market practice otherwise permits, the collateral for any such permissible securities lending activities will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, are marked to market on a daily basis. There is a risk that the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Calvert VP SRI Balanced Portfolio
Securities Issued by Government-Sponsored Enterprises. The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are government-sponsored enterprises (“GSEs”) that issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. In 2008, the FNMA and FHLMC were placed into conservatorship and are currently operated by the Federal Housing Finance Agency. The conservatorship has no specified termination date.
CMO and ABS. The Portfolio may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and structured asset-backed securities (“ABS”). The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or structured ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or structured ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or structured ABS classes with a higher priority of payment.

CALVERT VP PORTFOLIOS PROSPECTUS 14

Calvert VP SRI Balanced Portfolio
Treasury Futures Contracts. A treasury futures contract is an agreement between two parties to buy and sell a treasury security on a future date which has the effect of establishing the current price for the treasury security. Although treasury futures contracts by their terms require actual delivery and acceptance of securities, physical settlement rarely occurs because positions in an expiring contract are usually liquidated and combined with trades that initiate corresponding new positions in the next deferred contract delivery month. This process is referred to as “rolling” a position. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.

Calvert VP SRI Balanced Portfolio and Calvert VP SRI Mid Cap Growth Portfolio
Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. To the extent a Portfolio uses futures, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore neither the Advisor, the Subadvisor, or the Portfolio anticipate being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Portfolio’s activities. However, should the Advisor or Subadvisor fail to use futures in accordance with Rule 4.5, then the Advisor and/or the Subadvisor would be subject to registration (if not already registered) and regulation in its capacity as the Portfolio’s CPO or CTA, and the Portfolio would be subject to regulation under the CEA. A Portfolio may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

PORTFOLIO HOLDINGS
Each Portfolio’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Portfolio. Each Portfolio also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at www.sec.gov.
A description of each Portfolio’s policies and procedures with respect to disclosure of the Portfolio’s portfolio securities is available under “Portfolio Holdings Disclosure” in the respective Portfolio’s SAI.
ABOUT RESPONSIBLE INVESTING
Calvert Principles for Responsible Investment
(Calvert VP SRI Balanced Portfolio and Calvert VP SRI Large Cap Core Portfolio)
We believe that most corporations deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert seeks to invest in companies that provide positive leadership in the areas of their business operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.
Calvert seeks to invest in companies that balance the needs of financial and non-financial stakeholders and demonstrate a commitment to the global commons as well as to the rights of individuals and communities.
Calvert’s passive indices seek to include companies based on the following Principles. Calvert’s active investment strategies give priority to the Principles and seek superior risk adjusted financial returns relative to market benchmarks.
Our stewardship on behalf of our clients extends to active engagement with companies held in our portfolios consistent with our proxy voting guidelines.
Advance Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of business operations on the environment

•	Manage water scarcity and ensure efficient and equitable access to clean sources

•	Mitigate impact on all types of natural capital

•	Diminish climate-related risks and reduce their carbon emissions

•	Drive sustainability innovation and resource efficiency through business operations and products and services

15 CALVERT VP PORTFOLIOS PROSPECTUS

Contribute to Equitable Societies and Respect Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•	Respect human rights, respect culture and tradition in local communities and economies and respect Indigenous Peoples’ Rights

•	Promote diversity and gender equity across workplaces, marketplaces and communities

•	Demonstrate a commitment to employees by ensuring development, communication, appropriate economic opportunity and decent workplace standards

•	Save lives by guaranteeing product safety while promoting public health
Accountable Governance and Build Transparency

•	Provide responsible stewardship of capital in shareholders’ best interests

•	Exhibit accountable governance and develop effective boards that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•	Integrate environmental and social risks, impacts and performance in material financial disclosures in order to inform shareholders, benefit stakeholders and contribute to company strategy

•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust
Calvert’s commitment to these Principles signifies continuing focus on companies with superior corporate responsibility and sustainability. The application of the Principles generally precludes investments in companies that:

•
Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.

•	Are the subjects of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•
Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.

•	Manufacture or sell firearms and/or ammunition.

•
Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Investment Selection Process
In seeking to achieve the Portfolio’s investment objective, investments are selected for financial soundness and evaluated under the Calvert Principles for Responsible Investment (the “Calvert Principles”). A company is eligible for investment if the Advisor determines that it operates its business in a manner that is consistent with the Calvert Principles, the application of which is in the economic interest of the Portfolio and its shareholders.
An investment in a security may be made prior to the availability of the Advisor’s responsible investment decision with respect to the related company if, in the opinion of the Portfolio’s portfolio manager(s), the timing of the purchase is appropriate given market conditions. Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) the absence of exchange-traded markets for fixed-income securities, which can cause fixed-income securities to have limited windows of availability. Following any such

CALVERT VP PORTFOLIOS PROSPECTUS 16

investment in a security, the Advisor will evaluate the related company to determine if it operates its business in a manner that is consistent with the Calvert Principles. If the Advisor determines that the company does not operate its business in a manner that is consistent with the Calvert Principles, the security will be sold per Calvert’s procedures at a time that is in the best interests of the Portfolio’s shareholders.
The Portfolio may also invest in ETFs to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash, or when the Advisor believes share prices of ETFs offer attractive value. The ETFs in which the Portfolio may invest will not be subject to any responsible investment analysis and will not be required to be consistent with the principles otherwise applicable to investments made by the Portfolio. The principal purpose of investing in ETFs is not to make investments that are consistent with the Calvert Principles, but rather to help the Portfolio meet its investment objective by obtaining market exposure to securities in the Portfolio’s benchmark while enabling it to accommodate its need for periodic liquidity.
An investment held by the Portfolio does not constitute the Portfolio’s endorsement or validation of the related company, nor does the absence of a particular investment from the Portfolio’s portfolio necessarily indicate that the related company does not operate its business in a manner that is consistent with the Calvert Principles.
Calvert Signature® Variable Strategies
(Calvert VP SRI Mid Cap Growth Portfolio)
Investment Selection Process
The Board of Directors of the Portfolio has approved the adoption of the Calvert Principles for Responsible Investment, but the Calvert Principles have not yet been implemented for the Portfolio. The Portfolio is currently in a transition period during which the Advisor will primarily utilize the Portfolio's sustainable and socially responsible investment criteria described below to determine if a particular company is eligible for investment. However, if the Advisor has made, or in the future makes, an eligibility decision with respect to that same company pursuant to the Calvert Principles, that decision will supersede any prior decision under the Portfolio’s sustainable and socially responsible investment criteria. For more information regarding the Calvert Principles, see “About Responsible Investing - Calvert Principles for Responsible Investment”. The remainder of this section describes how the Advisor determines whether a company is eligible for investment when applying the Portfolio’s sustainable and socially responsible investment criteria.
In seeking to achieve the Portfolio’s investment objective, investments are first selected for financial soundness and then evaluated according to the Portfolio’s sustainable and socially responsible investment criteria. Only companies that meet all of the Portfolio’s environment, social, and governance (“ESG”) criteria are eligible for investment. To the greatest extent possible, the Portfolio seeks to invest in companies that exhibit positive performance with respect to one or more of the ESG criteria. Investments for the Portfolio must be consistent with the Portfolio’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Portfolio and its shareholders.
An investment in a security may be made prior to the availability of the Advisor’s sustainable and socially responsible investment decision with respect to the related company if, in the opinion of the Portfolio’s portfolio manager(s), the timing of the purchase is appropriate given market conditions.   Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) the absence of exchange-traded markets for fixed-income securities, which can cause fixed-income securities to have limited windows of availability.  Following any such investment in a security, the Advisor will evaluate the related company to determine if it meets the Portfolio’s sustainable and socially responsible investment criteria. If the Advisor determines that the company does not meet those standards, the security will be sold per Calvert’s procedures at a time that is in the best interests of the Portfolio’s shareholders.
Investment decisions on whether a company meets the Portfolio’s sustainable and socially responsible investment criteria typically apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company’s equity and its debt.
Although the Portfolio’s sustainable and socially responsible investment criteria tend to limit the availability of investment opportunities more than is customary with other investment companies and may overweight certain sectors or types of investments that may or may not be in favor in the market, Calvert and the Subadvisor of the Portfolio believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio’s investment objective and its sustainable and socially responsible investment criteria.
Each of Calvert’s sustainable and socially responsible funds may invest in ETFs for the limited purpose of managing the Portfolio’s cash position consistent with the Portfolio’s applicable benchmark. The ETFs in which a Portfolio may invest will not be subject to sustainable and socially responsible investment criteria and will not be required to meet such criteria otherwise applicable to investments made by that Portfolio. In addition, the ETFs in which a Portfolio may invest may hold securities of companies or entities that the Portfolio could not invest in directly because such companies or entities do not meet the Portfolio’s sustainable and socially responsible investment criteria.

CALVERT VP PORTFOLIOS PROSPECTUS 17

The selection of an investment by a Portfolio does not constitute endorsement or validation by that Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio’s sustainable and socially responsible investment criteria. Investors are invited to send to Calvert a brief description of companies they believe might be suitable for investment.
Sustainable and Socially Responsible Investment Criteria
Each of Calvert's sustainable and socially responsible funds seeks to invest in companies and other enterprises that demonstrate positive ESG performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance.
The Portfolio has developed sustainable and socially responsible investment criteria, detailed below. These criteria represent ESG standards which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert drawing on the Portfolio’s longstanding commitment to economic and social justice. All sustainable and socially responsible investment criteria may be changed by the Board of Directors without shareholder approval.
The Portfolio seeks to invest in companies that:

•
Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.

•
Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the International Labor Organization (“ILO”) core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.

•	Observe appropriate international human rights standards in operations in all countries.

•	Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.

•
Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

The Portfolio seeks to avoid investing in companies that:

•
Demonstrate poor environmental performance or compliance records, or contribute significantly to local or global environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•
Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Are significantly involved in the manufacture of alcoholic beverages.

•	Have direct involvement in gambling operations.

•
Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Manufacture or sell firearms and/or ammunition.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

CALVERT VP PORTFOLIOS PROSPECTUS 18

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Shareholder Advocacy and Corporate Responsibility
As the Portfolio’s Advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert uses strategic engagement and shareholder advocacy to encourage positive change in companies in virtually every industry, both to establish certain commitments and to encourage concrete progress. Calvert’s activities may include but are not limited to:
Dialogue With Companies
Calvert regularly initiates dialogue with company management as part of its sustainability research process. After the Portfolio has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management’s successes and challenges and presses for improvement on issues of concern.
Proxy Voting
As a shareholder in the various portfolio companies, the Portfolio is guaranteed an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. Calvert votes all proxies consistent with the sustainable and socially responsible investment criteria of the Portfolio.
Shareholder Resolutions
Calvert proposes resolutions on a variety of sustainability and social responsibility issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert’s efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company’s first-ever disclosure of its equal employment policies, programs and workforce demographics.
MANAGEMENT OF PORTFOLIO INVESTMENTS
About Calvert
Calvert Investment Management, Inc. (“Calvert” or the “Advisor”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Portfolios. Calvert provides the Portfolios with investment supervision and management and office space, furnishes executive and other personnel to the Portfolios, and pays the salaries and fees of all Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of March 31, 2016, Calvert was the investment advisor for 42 mutual fund portfolios and had approximately $12 billion in assets under management.
More Information About the Advisor, Subadvisors and Portfolio Management
Additional information is provided below regarding each individual and/or member of a team who is employed by or associated with the Advisor and respective Subadvisor (if any) of each Portfolio, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Portfolio (each a “Portfolio Manager”). The respective Portfolio’s SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Portfolio.
Calvert VP SRI Balanced Portfolio
Calvert Investment Management, Inc.
See “About Calvert” above.
Allocation of Assets

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Vishal Khanduja, CFA
Mr. Khanduja is Vice President and Head of Taxable Fixed Income for Calvert and has been a member of the Calvert Taxable Fixed Income Team since July 2012. He also serves on the Calvert Fixed Income Strategy Committee. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009-2012).
Co-Portfolio Manager
Joshua Linder, CFA	November 2015-present: Portfolio Manager, Calvert January 2014-October 2015: Assistant Portfolio Manager, Calvert 2011-2013: Equity Analyst, Calvert.	Co-Portfolio Manager

19 CALVERT VP PORTFOLIOS PROSPECTUS

Equity Investments

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015-present: Portfolio Manager, Calvert January 2014-October 2015: Assistant Portfolio Manager, Calvert 2011-2013: Equity Analyst, Calvert	Co-Portfolio Manager
Christopher Madden, CFA	November 2015-present: Portfolio Manager, Calvert October 2010-October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Kurt Moeller, CFA	November 2015-present: Portfolio Manager, Calvert December 2014-October 2015: Senior Equity Analyst, Calvert May 2010-December 2014: Senior Equity Analyst, del Rey Global Investors, LLC	Co-Portfolio Manager
Jade Huang	November 2015-present: Portfolio Manager, Calvert 2010-October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Fixed Income Investments of Calvert VP SRI Balanced Portfolio

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Vishal Khanduja, CFA
Mr. Khanduja is Vice President and Head of Taxable Fixed Income for Calvert and has been a member of the Calvert Taxable Fixed Income Team since July 2012. He also serves on the Calvert Fixed Income Strategy Committee. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009-2012).
Co-Portfolio Manager
Matthew Duch	Mr. Duch is Vice President at Calvert and has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006. He also serves on the Calvert Fixed Income Strategy Committee.	Co-Portfolio Manager
Brian S. Ellis, CFA
Mr. Ellis has been a member of the Calvert Taxable Fixed Income Team since May 2012 as Fixed Income Risk Analyst (Senior Fixed Income Risk Analyst from August 2013 to December 2014) and then Portfolio Manager in January 2015. He also serves on the Calvert Fixed Income Strategy Committee. Prior to May 2012, Mr. Ellis served at Calvert as a Business Analyst.
Co-Portfolio Manager
Calvert VP SRI Mid Cap Growth Portfolio
New Amsterdam Partners LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed the assets of the Portfolio since September 2005. New Amsterdam had over $1.1 billion in assets under management as of December 31, 2015.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Michelle Clayman, CFA	New Amsterdam – Ms. Clayman founded the firm in 1986.	Portfolio Manager
Nathaniel Paull, CFA	New Amsterdam – Senior Portfolio Manager	Portfolio Manager
Calvert VP SRI Large Cap Core Portfolio
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015-present: Portfolio Manager, Calvert January 2014-October 2015: Assistant Portfolio Manager, Calvert 2011-2013: Equity Analyst, Calvert	Co-Portfolio Manager
Christopher Madden, CFA	November 2015-present: Portfolio Manager, Calvert October 2010-October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Kurt Moeller, CFA	November 2015-present: Portfolio Manager, Calvert December 2014-October 2015: Senior Equity Analyst, Calvert May 2010-December 2014: Senior Equity Analyst, del Rey Global Investors, LLC	Co-Portfolio Manager
Jade Huang	November 2015-present: Portfolio Manager, Calvert 2010-October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager

CALVERT VP PORTFOLIOS PROSPECTUS 20

Calvert and each Portfolio have obtained an exemptive order from the SEC to permit Calvert and the applicable Portfolio, pursuant to approval by the Portfolio’s Board of Directors, to enter into and materially amend contracts with the Portfolio’s Subadvisor, if any (that is not an “affiliated person” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)), without shareholder approval. See “Investment Advisor and Subadvisors” in the respective Portfolio’s SAI for further details.
Advisory Fees
The table below shows the annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees, if any, paid directly by the Portfolio. (Subadvisory fees paid by Calvert to a Subadvisor are reflected in the total advisory fees paid by the Portfolio to Calvert.) The advisory fee does not include administrative fees.

Portfolio	Advisory Fee
Calvert VP SRI Balanced Portfolio	0.41%
Calvert VP SRI Mid Cap Growth Portfolio	0.65%
Calvert VP SRI Large Cap Core Portfolio	0.64%
A discussion regarding the basis for the approval by the Portfolios’ Board of Directors of the investment advisory agreement and any applicable subadvisory agreement with respect to each Portfolio is available in the most recent Annual Report of the respective Portfolio covering the fiscal year ended December 31.
INVESTOR INFORMATION
General Information About the Portfolios
The rights of the Insurance Companies as shareholders of the Portfolios differ from the rights of a Policy owner which are described in the Policies. The investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. Please see your Policy prospectus for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under that Policy.
The Calvert VP Portfolios in this Prospectus should not be confused with the other Calvert Funds listed below. In each case performance of the two portfolios will differ.

Calvert VP SRI Balanced Portfolio of Calvert Variable Series, Inc.	Calvert Balanced Portfolio
Calvert VP SRI Large Cap Core Portfolio of Calvert Variable Products, Inc.	Calvert Large Cap Core Portfolio
Purchase, Exchange and Redemption of Shares
Each Portfolio offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their separate accounts (the “Variable Accounts”). Shares are purchased by the Variable Accounts at the net asset value (“NAV”) of the Portfolio next determined after the applicable Insurance Company receives the premium payment. Each Portfolio continuously offers its shares at a price equal to the NAV per share. Initial and subsequent payments allocated to the Portfolio are subject to the limits applicable in the Policies issued by the Insurance Companies.
It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in a Portfolio, although currently neither the Insurance Companies nor the Portfolios foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. Each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response.
The Insurance Companies redeem shares of a Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Portfolio is open for business (each day the New York Stock Exchange (“NYSE”) is open), and are effected at the Portfolio’s NAV next computed after the applicable Insurance Company receives a surrender request in acceptable form. There are some federal holidays, i.e., Columbus Day and Veterans Day, when the NYSE is open and a Portfolio is open but redemptions cannot be wired because banks are closed.
Payment for redeemed shares will be made promptly, but in no event later than seven days after receiving a redemption request. Each Portfolio reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Portfolio permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable.

21 CALVERT VP PORTFOLIOS PROSPECTUS

The amount received upon redemption of the shares of a Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The shareholder will also bear any market risks associated with the portfolio security until the security can be sold. To the extent the Portfolio holds illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Portfolio may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Portfolio does not anticipate that it would selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If illiquid securities are included in the distribution, Insurance Companies may not be able to liquidate such securities and may be required to hold such securities indefinitely. An Insurance Company's ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by issuers of the securities or by law. An Insurance Company may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities.
An exchange involves the redemption of shares of one Portfolio and the purchase of shares of another Portfolio. Please consult the prospectus for your Policy for information regarding exchange privileges.
Additional Payments to Financial Intermediaries
Calvert or its affiliates may pay, from their own resources, certain financial intermediaries for the sale, marketing and distribution of the securities or for services to a Portfolio. These amounts may be significant. These payments are generally intended to compensate financial intermediaries for certain activities, including the following: promotion of sales of Portfolio shares, such as placing the Portfolios on a preferred list of fund families; making Portfolio shares available on certain platforms, programs, or trading venues; building brand awareness and educating a broker/dealer’s sales force about the the Portfolios; access to senior management and sales representatives of a broker/dealer; and various other promotional efforts and/or costs. Payments to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment and meals, among other things. In addition, payments may also be made in connection with Calvert’s participation in or support of conferences and other events sponsored, hosted or organized by a financial intermediary. Calvert may make such payments on a fixed or variable basis based on Portfolio sales, assets, transactions processed and/or accounts attributable to a financial intermediary, among other factors, including the quality of the financial intermediary's relationship with Calvert. Calvert determines the amount of these payments in its sole discretion. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Portfolio to its customers. Calvert may benefit from these payments to the extent the financial intermediaries sell more Portfolio shares because Calvert receives greater management and other fees as Portfolio assets increase. These additional payments are made by Calvert and do not increase the amount paid by Policy owners or the Portfolio. For more specific information about these payments made to your financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional.
Payments for Subtransfer Agent/Recordkeeping and/or Other Similar Administrative Services
Subtransfer agent/recordkeeping payments may be made by the Portfolio to financial intermediaries, such as the Insurance Companies (including affiliates of the Advisor), that provide subtransfer agent/recordkeeping and/or other similar administrative services to Policy owners that operate in an omnibus environment.
Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for Policy owners that reflect purchases, redemptions and share balances; mailing Policy owner confirmations and periodic statements; and furnishing proxy materials and periodic Portfolio reports, prospectuses and other communications to Policy owners as required.
The amount paid by the Portfolio for such services varies depending on the share class and services provided, but the Portfolio will not pay more than 0.11% of its average net assets attributable to the financial intermediary. Any fees due to the financial intermediary for such services that exceed this amount are paid by Calvert, not the Portfolio.
How Shares are Priced
The price of shares is based on the Portfolio’s NAV. The NAV is computed by adding the value of the Portfolio’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.
The NAV is calculated as of the close of each business day, which generally coincides with the closing of the regular session of the NYSE (generally 4 p.m. Eastern Time). If trading on the NYSE is halted for the day before 4 p.m. ET, a Portfolio's NAV generally will still be calculated as of the close of regular trading on the NYSE. The Portfolio is open for business each day the NYSE is open.

CALVERT VP PORTFOLIOS PROSPECTUS 22

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio’s shares may change on days when you will not be able to invest in or redeem shares of the Portfolio.
Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.
Under the oversight of the Board of Directors, and pursuant to the Portfolio’s valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular investment. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Portfolio and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but, in general, fair value is deemed to be the amount an owner might reasonably expect to receive for an investment upon its current sale.
In making a fair value determination, under the ultimate supervision of the Board, the Advisor, pursuant to the Portfolio’s valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular investment or type of investment. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the investment and the forces that influence the market in which the investment is purchased and sold, as well as the type of investment, the size of the holding and numerous other specific factors. As noted above, foreign securities are valued based on quotations from the principal market in which such investments are normally traded. If events occur after the close of the principal market in which investments are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those investments, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.
Market Timing Policy
In general, the Portfolios are designed for long-term investment and not as a frequent or short-term trading (“market timing”) vehicle. The Portfolios discourage frequent purchases and redemptions of Portfolio shares. Accordingly, each Portfolio’s Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. Each Board believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisor, if any, to implement a Portfolio’s investment strategies. In addition, market timing can disrupt the management of a Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. Each Portfolio or the distributor at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.
Shareholders may hold the shares of the Portfolios through a financial intermediary which has adopted market timing policies that differ from the market timing policies adopted by a Portfolio’s Board of Directors. In formulating their market timing policies, these financial intermediaries may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by a financial intermediary may be quite dissimilar from the policies adopted by the Portfolio’s Board of Directors. Shareholders should contact the financial intermediary through which the Portfolio shares are held for more information on the market timing policies that apply to those shares.
Portfolio shares are generally held through insurance company separate accounts. The Portfolios are available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolios to help detect market timing.
Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between a Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio’s ability to detect and deter market timing.

23 CALVERT VP PORTFOLIOS PROSPECTUS

Although each Portfolio has adopted policies and procedures to detect and prevent market timing, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.
Each Portfolio has established information sharing agreements with financial intermediaries as required by Rule 22c-2 under the 1940 Act and otherwise uses reasonable efforts to work with financial intermediaries to identify market timing in underlying accounts. Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Portfolios. Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further market timing activity in the Portfolios by such participant(s) or plan, or else the affected Portfolio(s) will be withdrawn as an investment option for that account.
Each Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner’s financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. Each Portfolio and the distributor may modify any terms or conditions of purchase of shares of any Portfolio (upon prior notice), or withdraw all or any part of the offering made by this Prospectus.
Dividends and Distributions
It is each Portfolio’s intention to distribute substantially all of its net investment income, if any, on an annual basis. For dividend purposes, net investment income of a Portfolio consists of interest income and dividends, less expenses. All realized net capital gains, if any, of each Portfolio are generally declared and distributed annually. All dividends and distributions are made to the Insurance Companies, not Policy owners, and are reinvested in additional shares of the applicable Portfolio at NAV rather than cash.

CALVERT VP PORTFOLIOS PROSPECTUS 24

GLOSSARY OF CERTAIN INVESTMENT RISKS

Correlation risk
The risk that when a Portfolio “hedges,” two investments may not behave in relation to one another the way portfolio managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or may exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due, or otherwise fail to discharge an obligation or commitment.

Currency risk
The risk that when a Portfolio buys, sells or holds a security denominated in foreign currency, adverse changes in currency exchange rates may cause investment losses when the Portfolio’s investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

Duration Risk
Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Extension risk
The risk that slower than anticipated payments (usually in response to higher interest rates) will extend the life of a mortgage-backed security beyond its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a discount. In addition, if held to maturity, a Portfolio will not have access to the principal invested when expected and may have to forgo other investment opportunities.

Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk
The risk that changes in interest rates will adversely affect the value of an investor’s fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/ “stripped” coupon securities (“strips”) are subject to greater interest rate risk. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed-income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Leverage risk
The risk that occurs in some securities or techniques that tends to magnify the effect of small changes in an index or a market.  Leverage can result in a loss that exceeds the amount actually invested.

Liquidity risk
The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment’s value.

Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk
The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk
The risk that faster than anticipated payments (usually in response to lower interest rates) will cause a mortgage-backed security to mature prior to its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a premium. A Portfolio must also reinvest those assets at the current market rate, which may be lower.

Regulatory Risk
The risk associated with employing certain regulated investment instruments or techniques that are regulated by the Commodity Futures Trading Commission. See “Explanation of Investment Strategies Used by Certain Portfolios – All Portfolios (except Calvert SRI Large Cap Core Portfolio) – Futures Contracts.”

Transaction risk	The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

25 CALVERT VP PORTFOLIOS PROSPECTUS

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past five (5) fiscal years. Each Portfolio’s fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio’s financial statements, which were audited by KPMG LLP. Their report, along with each Portfolio’s financial statements, is included in each Portfolio’s Annual Report, which is available upon request.

CALVERT VP PORTFOLIOS PROSPECTUS 26

CALVERT VP SRI BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning	$2.05	$2.04	$1.91	$1.75	$1.70
Income from investment operations:
Net investment income	0.04	0.03	0.02	0.02	0.02
Net realized and unrealized gain (loss)	(0.08)	0.16	0.32	0.16	0.05
Total from investment operations	(0.04)	0.19	0.34	0.18	0.07
Distributions from:
Net investment income	—(b)	(0.03)	(0.02)	(0.02)	(0.02)
Net realized gain	(0.01)	(0.15)	(0.19)	—	—
Total distributions	(0.01)	(0.18)	(0.21)	(0.02)	(0.02)
Total increase (decrease) in net asset value	(0.05)	0.01	0.13	0.16	0.05
Net asset value, ending	$2.00	$2.05	$2.04	$1.91	$1.75
Total return(c)	(1.90%)	9.60%	18.00%	10.51%	4.56%
Ratios to average net assets: (d)
Net investment income	1.73%	1.58%	1.07%	1.10%	1.37%
Total expenses	0.85%	0.86%	0.90%	0.90%	0.91%
Net expenses	0.84%	0.86%	0.90%	0.90%	0.91%
Portfolio turnover	90%	97%	161%	150%	121%
Net assets, ending (in thousands)	$323,676	$354,585	$339,494	$305,198	$354,038

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount is less than $.01 per share.
(c) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

27 CALVERT VP PORTFOLIOS PROSPECTUS

CALVERT VP SRI MID CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning	$33.17	$37.74	$32.66	$31.66	$32.97
Income from investment operations:
Net investment loss	(0.02)	(0.02)	(0.12)	(0.06)	(0.18)
Net realized and unrealized gain (loss)	(1.06)	3.15	9.75	5.27	0.95
Total from investment operations	(1.08)	3.13	9.63	5.21	0.77
Distributions from:
Net realized gain	(1.08)	(7.70)	(4.55)	(4.21)	(2.08)
Total distributions	(1.08)	(7.70)	(4.55)	(4.21)	(2.08)
Total increase (decrease) in net asset value	(2.16)	(4.57)	5.08	1.00	(1.31)
Net asset value, ending	$31.01	$33.17	$37.74	$32.66	$31.66
Total return(b)	(3.31%)	8.09%	29.90%	16.75%	2.30%
Ratios to average net assets: (c)
Net investment loss	(0.05%)	(0.06%)	(0.35%)	(0.19%)	(0.52%)
Total expenses	1.10%	1.16%	1.15%	1.12%	1.16%
Net expenses	1.09%	1.16%	1.15%	1.12%	1.16%
Portfolio turnover	94%	91%	69%	61%	47%
Net assets, ending (in thousands)	$49,584	$50,716	$53,780	$42,232	$40,293

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

CALVERT VP PORTFOLIOS PROSPECTUS 28

CALVERT VP SRI LARGE CAP CORE PORTFOLIO
(FORMERLY CALVERT VP SRI LARGE CAP VALUE PORTFOLIO)
FINANCIAL HIGHLIGHTS

	YEARS ENDED
	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (a)
Net asset value, beginning	$92.93	$96.19	$73.80	$64.22	$66.82
Income from investment operations:
Net investment income	1.69	1.44	1.39	1.36	1.24
Net realized and unrealized gain (loss)	(7.74)	7.22	22.48	9.56	(2.36)
Total from investment operations	(6.05)	8.66	23.87	10.92	(1.12)
Distributions from:
Net investment income	(0.18)	(1.53)	(1.48)	(1.34)	(1.48)
Net realized gain	(4.07)	(10.39)	—	—	—
Total distributions	(4.25)	(11.92)	(1.48)	(1.34)	(1.48)
Total increase (decrease) in net asset value	(10.30)	(3.26)	22.39	9.58	(2.60)
Net asset value, ending	$82.63	$92.93	$96.19	$73.80	$64.22
Total return (b)	(6.59%)	8.88%	32.39%	17.03%	(1.68%)
Ratios to average net assets: (c)
Net investment income	1.83%	1.34%	1.51%	1.87%	1.85%
Total expenses	0.86%	0.85%	0.84%	0.85%	0.85%
Net expenses	0.78%	0.78%	0.78%	0.77%	0.75%
Portfolio turnover	34%	72%	55%	51%	16%
Net assets, ending (in thousands)	$78,966	$149,101	$156,038	$130,833	$117,125

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

29 CALVERT VP PORTFOLIOS PROSPECTUS

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To Open an Account:
800-368-2748
Performance and Prices:
www.calvert.com
24 hours, 7 days a week
Service for Existing Accounts:
Shareholders 800-368-2745
Brokers 800-368-2746
Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814
Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
330 West 9th Street
Kansas City, MO 64105
PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Portfolios, the following documents are available free upon request:
Annual/Semi-Annual Reports: Additional information about each Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In each Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.
Statement of Additional Information (SAI): The SAI for each Portfolio provides more detailed information about the Portfolio, including a description of each Portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for each Portfolio is incorporated into this Prospectus by reference, which means it is legally considered to be part of this Prospectus.
You can get free copies of reports and the SAIs, request other information and discuss your questions about the Portfolios by contacting your financial professional, or the Portfolios at:
Calvert Investments, Inc.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745
Each Portfolio also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert’s website at the following Internet address:
www.calvert.com
You can review and copy information about a Portfolio (including its SAI) at the SEC’s Public Reference Room at 100 F Steet, NE, Washington, D.C. 20549. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
The Portfolios enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Portfolios. Shareholders of the Portfolios are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Portfolios.
Neither this Prospectus, the SAI nor any document filed as an exhibit to the Portfolio’s registration statement is intended to give rise to any agreement or contract between a Portfolio and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Investment Company Act file:
No. 811-03591 Calvert Variable Series, Inc. (Calvert VP SRI Balanced Portfolio and Calvert VP SRI Mid Cap Growth Portfolio)
No. 811-04000 Calvert Variable Products, Inc. (Calvert VP SRI Large Cap Core Portfolio)

Printed on recycled paper using soy inks

Calvert Variable Products (“VP”) Portfolios PROSPECTUS

May 1, 2016

Calvert VP Index Portfolios
Calvert VP S&P 500 Index Portfolio (Single Class)
Calvert VP S&P MidCap 400 Index Portfolio (Class I)
Calvert VP Nasdaq 100 Index Portfolio (Class I)
Calvert VP Russell 2000 Small Cap Index Portfolio (Class I)
Calvert VP EAFE International Index Portfolio (Class I)
Calvert VP Investment Grade Bond Index Portfolio (Class I)
Calvert VP Natural Resources Portfolio (Single Class)

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any State Securities Commission, and neither the SEC nor any State Securities Commission has determined that this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Calvert VP Portfolios Prospectus
Calvert VP Index Portfolios
May 1, 2016

		Page

PORTFOLIO SUMMARIES	(This section summarizes Portfolio fees, investment strategies, risks, past performance, and purchase and sale procedures.)	1
Calvert VP S&P 500 Index Portfolio		1
Calvert VP S&P MidCap 400 Index Portfolio		4
Calvert VP Nasdaq 100 Index Portfolio		7
Calvert VP Russell 2000 Small Cap Index Portfolio		10
Calvert VP EAFE International Index Portfolio		13
Calvert VP Investment Grade Bond Index Portfolio		16
Calvert VP Natural Resources Portfolio		20

MORE INFORMATION ON FEES AND EXPENSES	(This section provides details on Portfolio fees and expenses)	24

MORE INFORMATION ON INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS	(This section provides details on Portfolio investment strategies and risks.)	25

PORTFOLIO HOLDINGS	(This section provides details on Portfolio holdings.)	29

MANAGEMENT OF PORTFOLIO INVESTMENTS	(This section provides details on Portfolio investment managers.)	29
About Calvert		29
More Information about the Advisor, Subadvisors, and Portfolio Managers		29
Advisory Fees		30

INVESTOR INFORMATION	(This section provides details on purchase and redemption of Portfolio shares, how shares are valued, and information on dividends, distributions and taxes.)	30
General Information About the Portfolios		30
Purchase, Exchange and Redemption of Shares		30
Additional Payments to Financial Intermediaries		31
Payments for Recordkeeping and Other Services		32
How Shares are Priced		32
Market Timing Policy		33
Dividends and Distributions		33
Disclaimers		34

GLOSSARY OF CERTAIN INVESTMENT RISKS		37

GLOSSARY OF CERTAIN MARKET INDICES		38

PORTFOLIO SUMMARY

CALVERT VP S&P 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.37%
Other expenses	0.11%
Total annual fund operating expenses	0.48%
Less fee waiver and/or expense reimbursement[2]	(0.08%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.40%

[1]	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

[2]
The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.40% through April 30, 2017. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$144	$259	$594
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio seeks to substantially replicate the total return of the securities composing the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. The S&P 500 Index is an unmanaged index comprising common stocks of 500 large capitalization U.S. companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the U.S. As of December 31, 2015, the market capitalization of the S&P 500 Index companies ranged from $1.8 billion to $583.6 billion with a weighted average level of $138.7 billion. The S&P 500 Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.
The Portfolio will invest primarily in common stocks of the companies that compose the S&P 500 Index. The Portfolio may also invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”) or other investment companies that provide exposure to the S&P 500 Index. SPDRs® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that compose the S&P 500 Index. Derivatives, such as options, futures, and options on futures, may also be held by the Portfolio incidental to its main investment strategy.
Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments with economic characteristics similar to the stocks represented in the S&P 500 Index. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. While not required, the Portfolio will generally sell securities that the Index manager removes from the Index.

CALVERT VP PORTFOLIOS PROSPECTUS 1

Although the Subadvisor will attempt to invest and maintain as much of the Portfolio’s assets as is practical in stocks included among the S&P 500 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investments in Other Investment Companies Risk. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.
Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/2009	15.85%
Worst Quarter (of periods shown)	12/31/2008	-21.91%

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP S&P 500 Index Portfolio	0.98%	12.12%	6.94%
S&P 500 Index (reflects no deduction for fees or expenses)	1.38%	12.57%	7.31%
Lipper VA S&P 500 Index Objective Funds Average	0.94%	12.11%	6.94%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Ameritas Investment Partners, Inc. (“AIP”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Kevin L. Keene, CFA	Portfolio Manager, AIP	Since November 2008

2 CALVERT VP PORTFOLIOS PROSPECTUS

PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

CALVERT VP PORTFOLIOS PROSPECTUS 3

PORTFOLIO SUMMARY

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
Class: I
INVESTMENT OBJECTIVE
The Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.42%
Other expenses	0.14%
Total annual fund operating expenses	0.56%
Less fee waiver and/or expense reimbursement[2]	(0.15)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.41%

[1]	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

[2]
The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.41% through April 30, 2017. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$162	$296	$685
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio seeks to substantially replicate the total return of the securities composing the S&P MidCap 400 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. The S&P MidCap 400 Index is an unmanaged index comprising common stocks of 400 mid-sized U.S. companies. As of December 31, 2015, the market capitalization of the S&P MidCap 400 Index companies ranged from $662 million to $12.6 billion with a weighted average level of $5.0 billion. The S&P MidCap 400 Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.
The Portfolio will invest primarily in common stocks of the companies that compose the S&P MidCap 400 Index. The Portfolio may also invest in Standard & Poor’s MidCap Depositary Receipts® (“MidCap SPDRs®”) or other investment companies that provide exposure to the S&P MidCap 400 Index. MidCap SPDRs® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that compose the S&P MidCap 400 Index. Derivatives, such as options, futures, and options on futures, may also be held by the Portfolio incidental to its main investment strategy.
Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400 Index. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. While not required, the Portfolio will generally sell securities that the Index manager removes from the Index. Although the Subadvisor will attempt to invest and maintain as

4 CALVERT VP PORTFOLIOS PROSPECTUS

much of the Portfolio’s assets as is practical in stocks included among the S&P MidCap 400 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.
Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	12/31/2010	17.55%
Worst Quarter (of periods shown)	12/31/2008	-25.51%

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP SRI Mid Cap Growth Portfolio - Class I	-3.28%	10.16%	7.61%
Russell Midcap Growth Index	-0.20%	11.54%	8.16%
Lipper VA Mid-Cap Growth Funds Average	-0.30%	9.93%	7.41%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Ameritas Investment Partners, Inc. (“AIP”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Kevin L. Keene, CFA	Portfolio Manager, AIP	Since November 2008

CALVERT VP PORTFOLIOS PROSPECTUS 5

PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

6 CALVERT VP PORTFOLIOS PROSPECTUS

PORTFOLIO SUMMARY

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
Class: I
INVESTMENT OBJECTIVE
The Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100 Index.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.47%
Other expenses	0.17%
Total annual fund operating expenses	0.64%
Less fee waiver and/or expense reimbursement[2]	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.62%

[1]	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

[2]	The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.
Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$201	$353	$794
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio seeks to substantially replicate the total return of the securities composing the NASDAQ-100 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. The NASDAQ-100 Index is an unmanaged index comprising common stocks of the 100 largest domestic and international non-financial companies on the broader NASDAQ Composite Index based on market capitalization. As of December 31, 2015, the market capitalization of the NASDAQ-100 Index companies ranged from $7.7 billion to $583.6 billion with a weighted average level of $218.9 billion. The NASDAQ-100 Index is modified capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than a company whose securities have a smaller market capitalization.
The Portfolio will invest primarily in common stocks of the companies that compose the NASDAQ-100 Index. The Portfolio may also invest in Nasdaq-100 iShares® or other investment companies that provide the same exposure to the NASDAQ-100 Index. Nasdaq-100 iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that compose the NASDAQ-100 Index. Derivatives, such as NASDAQ-100 Index options and futures, and options on such futures, may also be held by the Portfolio incidental to its main investment strategy in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio.

CALVERT VP PORTFOLIOS PROSPECTUS 7

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments with economic characteristics similar to the stocks represented in the NASDAQ-100 Index. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. While not required, the Portfolio will generally sell securities that the Index manager removes from the Index. Although the Subadvisor will attempt to invest and maintain as much of the Portfolio’s assets as is practical in stocks included among the NASDAQ-100 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.
The Portfolio is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Portfolio may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single security may have greater impact on the Portfolio than on a diversified fund.
Concentration Risk. A downturn in the industries represented in the NASDAQ-100 Index would impact the Portfolio more than a portfolio that does not concentrate in these industries. By focusing on specific sectors or industries, the Portfolio may be more volatile than a typical mutual fund.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.
Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	3/31/2012	21.07%
Worst Quarter (of periods shown)	12/31/2008	-23.94%

8 CALVERT VP PORTFOLIOS PROSPECTUS

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP Nasdaq 100 Index Portfolio - Class I	9.07%	16.37%	11.15%
NASDAQ-100 Index (total return) (reflects no deductions for fees and expenses)	9.75%	17.09%	11.82%
Lipper VA Large-Cap Growth Funds Average	6.14%	12.30%	7.67%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Ameritas Investment Partners, Inc. (“AIP”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Kevin L. Keene, CFA	Portfolio Manager, AIP	Since November 2008
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

CALVERT VP PORTFOLIOS PROSPECTUS 9

PORTFOLIO SUMMARY

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
Class: I
INVESTMENT OBJECTIVE
The Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.47%
Other expenses	0.34%
Total annual fund operating expenses	0.81%
Less fee waiver and/or expense reimbursement[2]	(0.28%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.53%

[1]	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

[2]
The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.53% through April 30, 2017. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and

•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$228	$420	$974
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio seeks to substantially replicate the total return of the securities composing the Russell 2000 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. The Russell 2000 Index is an unmanaged index comprising common stocks of approximately 2000 smaller U.S. companies that aims to include approximately 10% of the total market capitalization of the broader Russell 3000 Index. As of December 31, 2015, the market capitalization of the Russell 2000 Index companies ranged from $15 million to $5.9 billion with a weighted average level of $1.9 billion. The Russell 2000 Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies whose securities have smaller market capitalizations.
The Portfolio will invest primarily in common stocks of the companies that compose the Russell 2000 Index. The Portfolio may also invest in Russell 2000 iShares® or other investment companies that provide the same exposure to the Russell 2000 Index. Russell 2000 iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that compose the Russell 2000 Index. Derivatives such as Russell 2000 Index options and futures, and options on such futures (or S&P MidCap 400 or S&P 500 Index options and futures, and options on such futures, if, in the opinion of the Advisor or Subadvisor, it is not practical to invest in Russell 2000 index options or futures, or options on such futures, at a particular time due to liquidity or price considerations), may also be held by the Portfolio incidental to its main investment strategy in order to invest uncommitted cash

10 CALVERT VP PORTFOLIOS PROSPECTUS

balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio.
Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000 Index. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. While not required, the Portfolio will generally sell securities that the Index manager removes from the Index. Although the Subadvisor will attempt to invest and maintain as much of the Portfolio’s assets as is practical in stocks included among the Russell 2000 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Small-Cap Company Risk. Prices of small-cap stocks can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.
Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/2009	20.65%
Worst Quarter (of periods shown)	12/31/2008	-26.18%

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP Russell 2000 Small Cap Index Portfolio – Class I	-5.19%	8.39%	6.10%
Russell 2000 Index (reflects no deduction for fees or expenses)	-4.41%	9.19%	6.80%
Lipper VA Small-Cap Core Funds Average	-4.67%	8.99%	6.47%

CALVERT VP PORTFOLIOS PROSPECTUS 11

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Ameritas Investment Partners, Inc. (“AIP”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Kevin L. Keene, CFA	Portfolio Manager, AIP	Since November 2008
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

12 CALVERT VP PORTFOLIOS PROSPECTUS

PORTFOLIO SUMMARY

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
Class: I
INVESTMENT OBJECTIVE
The Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE (Standard) Index (“MSCI EAFE Index”).
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.68%
Other expenses	0.29%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.98%
Less fee waiver and/or expense reimbursement[2]	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.96%

[1]	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

[2]	The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.
Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$308	$538	$1,198
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio seeks to substantially replicate the total return of the securities composing the MSCI EAFE Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. The MSCI EAFE Index is a widely accepted benchmark of international stock performance that emphasizes the stocks of companies in major markets in Europe, Australia and Asia (including the Far East). As of December 31, 2015, the market capitalization of the MSCI EAFE Index companies ranged from $54 million to $237.5 billion with a weighted average level of $48.6 billion. The MSCI EAFE Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.
The Portfolio will invest primarily in common stocks of the companies that compose the MSCI EAFE Index. The Portfolio may also invest in EAFE iShares® or other investment companies that provide the same exposure to the MSCI EAFE Index. EAFE iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that compose the MSCI EAFE Index. Derivatives such as options and futures, and options on such futures, that provide exposure to the stocks in the MSCI EAFE Index may also be held by the Portfolio incidental to its main investment strategy. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. The investments described in this paragraph are considered to have economic characteristics that are the same as those in the MSCI EAFE Index. The Portfolio may also add new

CALVERT VP PORTFOLIOS PROSPECTUS 13

investments in the future that it believes provide effective economic exposure to the MSCI EAFE Index.
The Portfolio may not hold investments in common stocks of all of the companies in the MSCI EAFE Index. In that case, the Portfolio will typically choose to hold all of the stocks that make up the largest portion of the MSCI EAFE Index’s market capitalization value in approximately the same proportion as the Index. When choosing the smaller market capitalization stocks in the MSCI EAFE Index, the Portfolio will attempt to select a sampling of stocks that will match the industry and risk characteristics of these companies without buying all of those stocks. This approach attempts to maximize liquidity while minimizing costs. At such time as the Subadvisor believes the Portfolio has achieved sufficient size, the Subadvisor may attempt to fully replicate the Index. Full replication would be achieved when the Portfolio holds all of the securities in the Index in, as nearly as practicable, identical weightings as the Index.
Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments (described above) with economic characteristics similar to the stocks represented in the MSCI EAFE Index. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. While not required, the Portfolio generally will sell securities that the Index manager removes from the Index. Although the Subadvisor will attempt to invest as much of the Portfolio’s assets as is practical in stocks included among the MSCI EAFE Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.
The Portfolio may invest in American Depositary Receipts (“ADRs”) which may be sponsored or unsponsored.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Portfolio from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Portfolio’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Portfolio’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.
Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the

14 CALVERT VP PORTFOLIOS PROSPECTUS

derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/2009	24.67%
Worst Quarter (of periods shown)	9/30/2011	-20.13%

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP EAFE International Index Portfolio – Class I	-1.61%	2.62%	2.10%
MSCI EAFE Index (reflects no deduction for fees or expenses)	-0.81%	3.60%	3.03%
Lipper VA International Large-Cap Core Funds Average	-3.03%	2.64%	2.63%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. World Asset Management, Inc. (“World Asset”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Theodore D. Miller	Portfolio Manager, World Asset	Since November 2000
Kevin Foley	Portfolio Manager, World Asset	Since March 2013
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

CALVERT VP PORTFOLIOS PROSPECTUS 15

PORTFOLIO SUMMARY

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
Class: I
INVESTMENT OBJECTIVE
The Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Barclays U.S. Aggregate Bond Index (the “Barclays Index”).
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.42%
Other expenses	0.12%
Total annual fund operating expenses	0.54%
Less fee waiver and/or expense reimbursement[2]	(0.08)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.46%

[1]	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

[2]
The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.46% through April 30, 2017. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$163	$292	$667
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 6% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio seeks to substantially replicate the total return of the securities composing the Barclays Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. The Barclays Index is an unmanaged index of 9,720 U.S. Treasury, government-related and investment grade corporate and securitized fixed-income securities with a total market value of $18 trillion as of December 31, 2015. The Barclays Index is primarily composed of:

•	Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

•
Publicly-traded or 144A corporate and securitized fixed-income securities that either have a rating of BBB- or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service, Inc., or an equivalent rating from another nationally recognized statistical rating organization (“NRSRO”), or are expected to be rated at that level based on the actual ratings of the issuer’s other “index-eligible” fixed-income securities.

Certain securities, such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others, are excluded from the Barclays Index. As of December 31, 2015, the weighted average maturity of the

16 CALVERT VP PORTFOLIOS PROSPECTUS

securities in the Barclays Index was 7.94 years, the weighted average coupon was 3.18% and the weighted average modified duration was 5.68 years. The Barclays Index includes all “index-eligible” securities that meet minimum par amounts outstanding.
The Portfolio will invest primarily in fixed-income securities that compose the Barclays Index and unrated fixed-income securities with a credit quality, as determined by the Advisor or Subadvisor, that is comparable to the securities that compose the Barclays Index. The Portfolio may also invest in Barclays Capital iShares® or other investment companies that provide the same exposure to the Barclays Index or its component indices. Barclays Capital iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the securities that compose the Barclays Index. Derivatives such as options and futures, and options on futures, may also be held by the Portfolio incidental to its main investment strategy in an attempt to replicate the total return performance of the Barclays index. The Portfolio may also write covered call options on U.S. Treasury securities and options on futures contracts for such securities.
The Portfolio will not purchase bonds that are rated below investment grade, which are commonly known as junk bonds, as assessed at the time of purchase. However, if a bond held in the Portfolio is downgraded to a rating below investment grade, the Portfolio may continue to hold the security until such time as the Subadvisor deems it most advantageous to dispose of the security. An investment grade debt security is rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”), or is an unrated debt security determined by the Advisor to be of comparable credit quality.
The Portfolio will not directly purchase common stocks. However, it may retain up to 5% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto.
Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments with economic characteristics similar to the fixed-income securities represented in the Barclays Index. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. While not required, the Portfolio will generally sell securities that the Index manager removes from the Index. Although the Subadvisor will attempt to invest and maintain as much of the Portfolio’s assets as is practical in fixed-income securities included among the Barclays Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Bond Market Risk. The market prices of bonds held by the Portfolio may fall.
Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster-than-expected prepayments may cause the Portfolio to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Portfolio to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Collateralized Mortgage Obligation (“CMO”) and Structured Asset-Backed Securities (“ABS”) Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Portfolio holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Portfolio will receive payments of principal may be substantially limited.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Unrated security risk. Unrated securities may be less liquid than rated securities determined to be of comparable quality. When

CALVERT VP PORTFOLIOS PROSPECTUS 17

the Portfolio purchases unrated securities, it will depend on the Advisor’s and/or Subadvisor’s analysis of credit risk without the assessment of an NRSRO.
Corporate and Taxable Municipal Bond Risk. For corporate and taxable municipal bonds, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.
Warrants Risk. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant can be exercised prudently.
Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	12/31/2008	4.80%
Worst Quarter (of periods shown)	6/30/2013	-2.75%

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP Investment Grade Bond Index Portfolio - Class I	0.04%	3.00%	4.35%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	0.55%	3.25%	4.51%
Lipper VA Core Bond Funds Average	-0.01%	3.22%	4.21%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Ameritas Investment Partners, Inc. (“AIP”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Tina J. Udell, CFA	Vice President and Managing Director, AIP	Since April 2014
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.

18 CALVERT VP PORTFOLIOS PROSPECTUS

A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

CALVERT VP PORTFOLIOS PROSPECTUS 19

PORTFOLIO SUMMARY

CALVERT VP NATURAL RESOURCES PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio seeks primarily to provide capital growth, consistent with appropriate risk levels, by investing primarily in a portfolio of various exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) representing different natural resources exposures.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.67%
Other expenses	0.16%
Acquired fund fees and expenses	0.46%
Total annual fund operating expenses	1.29%
Less fee waiver and/or expense reimbursement[2]	(0.04)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%

[1]	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

[2]
The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.79% through April 30, 2017. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$403	$702	$1,551
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 22% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Portfolio will invest substantially all of its net assets (including borrowings for investment purposes) in ETFs and ETNs (the “Acquired Funds and Notes”) that represent different natural resources exposures. The Portfolio will provide shareholders with at least 60 days’ notice before changing this policy. An ETF is a type of investment company whose investment objective typically is to match the returns of a particular market index. ETFs are traded on a securities exchange at prices quoted by the exchange throughout its trading day. An ETN is a debt security designed to provide investors access to the returns of various market benchmarks by linking the return of the security to the performance of a particular index.
The Portfolio invests in Acquired Funds and Notes that provide exposure to a variety of indices, including but not limited to those shown below, and varies its exposure based on market conditions:
Natural Resources Index or Commodity Index

•	S&P North American Natural Resources Index

•	Bloomberg Commodity Index Total Return

•	S&P Energy Select Sector Index

•	MSCI U.S. Investable Market Energy 25/50 Index

•	Dow Jones U.S. Select Oil Exploration & Production Index

20 CALVERT VP PORTFOLIOS PROSPECTUS

•	Market Vectors U.S. Listed Oil Services 25 Index

•	Thomson Reuters Equal Weight Continuous Commodity Total Return Index

•	DBIQ Optimum Yield Industrial Metals Index Excess Return

•	Bloomberg Grains Subindex Total Return

•	S&P Metals and Mining Select Industry Index

•	DBIQ Optimum Yield Precious Metals Index Excess Return

•	NYSE Arca Gold Miners Index
The Portfolio selects Acquired Funds and Notes that track investments in securities of natural resources companies and associated businesses, including utilities (such as gas and water). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources and companies that provide related services. The sector includes, but is not limited to, commodities and industries such as integrated oil, oil and gas exploration, metal production, forest products, paper products, chemicals, building materials, coal, real estate and alternative energy sources.
In its selection of investments, the Portfolio seeks Acquired Funds and Notes whose underlying exposures appear to have the potential for above-average long-term performance based on supply and demand of a resource and the state of the market. These may include Acquired Funds and Notes whose underlying exposures are expected to show above-average growth over the long-term as well as those exposures that appear to the Subadvisor to be undervalued.
The Portfolio may sell or reduce its position in an Acquired Fund or Note when, in the Subadvisor’s opinion, there is a change in the macroeconomic outlook, technical deterioration of an underlying exposure, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.
The Portfolio is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Principal Risks
Non-Diversification Risk. Because the Portfolio may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single security may have greater impact on the Portfolio than on a diversified fund.
Structured Note Risk. The Portfolio may invest up to 10% of its total assets directly in structured notes. Structured notes are derivative investments whose value depends on, or is derived from, the value of an underlying security. Structured notes may be tied to the performance of individual stocks or to baskets of assets such as commodities. Structured notes are generally corporate debt securities and are subject to similar risks such as credit risk and the loss of principal. Many structured notes are illiquid.

Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Natural Resources Risk. Natural resources have a historically low correlation to financial assets such as stocks and bonds. Correspondingly, their prices respond differently to financial market and economic conditions, although both are driven by the basic forces of supply and demand. However, because stocks and bonds are traded publicly on a secondary market, prices can quickly reflect forecasted earnings and future cash flows. Conversely, many factors may contribute to how natural resources prices respond to market events including warehousing and delivery constraints, changes in supply and demand dynamics, and a potential lack of fungibility. Other factors affecting natural resources prices include weather, agricultural production, disease, pestilence, technological developments, changes in interest rates, and domestic and foreign political and economic events and policies, including trade, fiscal, monetary and currency exchange policies. In addition, markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising.
Acquired Funds and Notes Risk. Acquired Funds and Notes track a securities or natural resources index or a basket of securities or commodities. In addition to the Portfolio’s operating expenses, investors will indirectly pay a proportionate share of the operating expense of the Acquired Funds and Notes. Thus, the expenses paid by an investor will be higher than if such investor had invested directly in the Acquired Funds and Notes. The performance of the Acquired Funds and Notes directly affects the ability of the Portfolio to meet its respective investment objective. Accordingly, the Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Acquired Funds and Notes in direct proportion to the amount of assets the Portfolio allocates to the Acquired Funds and Notes and the Subadvisor’s allocation among the Acquired Funds and Notes.
Equity Investments. The Portfolio shares the principal risks of the equity securities held by the underlying securities in which the Acquired Funds and Notes invest, including the key risks below.
Stock Market Risk. The market prices of stocks held by the underlying securities may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Market Capitalization Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines,

CALVERT VP PORTFOLIOS PROSPECTUS 21

fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Fixed-Income Investments. The Portfolio shares the principal risks of fixed-income securities held by the underlying securities in which the Acquired Funds and Notes invest, including the key risks below.
Bond Market Risk. The market prices of bonds held by the underlying securities may fall.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Money Market Investments. The Portfolio shares the principal risks of money market securities held by the underlying securities in which the Acquiring Funds and Notes invest, including the key risk below.
Money Market Risk. Yield will change in response to market interest rates; in general, as market rates go up, so will yield, and vice versa. Credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark index, a composite index and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The performance of the Natural Resources Composite Benchmark (65% S&P North America Natural Resources Index and 35% Bloomberg Commodity Index) is shown in the table below because it is more consistent with the Portfolio’s portfolio construction process and represents a more accurate reflection of the Portfolio’s anticipated risk and return patterns.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	12/31/2010	16.07%
Worst Quarter (of periods shown)	12/31/2008	-31.33%

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	Since Inception (12/28/2006)
Calvert VP Natural Resources Portfolio	-24.86%	-9.65%	-4.26%
S&P 500 Index (reflects no deduction for fees and expenses)	1.38%	12.57%	6.34%
Natural Resources Composite Benchmark (reflects no deduction for fees and expenses)	-24.09%	-9.19%	-3.06%
Lipper VA Natural Resources Funds Average	-25.48%	-7.09%	*

*
The Portfolio is unable to show performance of the Lipper average since the Portfolio's inception date. For comparison purposes to Lipper, performance for the Portfolio since 12/31/06 is -4.26% and the performance for the Lipper VA Natural Resources Funds Average is -1.75%.

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Ameritas Investment Partners, Inc. (“AIP”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
John N. Thompson, CFA	Vice President and Managing Director, AIP	Since April 2014
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance

22 CALVERT VP PORTFOLIOS PROSPECTUS

Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

CALVERT VP PORTFOLIOS PROSPECTUS 23

MORE INFORMATION ON FEES AND EXPENSES
Management Fees
Management fees include the advisory fee paid by the Portfolio to the Advisor and the administrative fee paid by the Portfolio to Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor.
With respect to the amount of each Portfolio’s advisory fee, see “Advisory Fees” in this Prospectus.

Portfolio	Administrative Fee[1]
Calvert VP S&P 500 Index Portfolio	0.10%
Calvert VP S&P MidCap 400 Index Portfolio	0.10%
Calvert VP Nasdaq 100 Index Portfolio	0.10%
Calvert VP Russell 2000 Small Cap Index Portfolio	0.10%
Calvert VP EAFE International Index Portfolio	0.10%
Calvert VP Investment Grade Bond Index Portfolio	0.10%
Calvert VP Natural Resources Portfolio	0.10%
1Commencing May 1, 2016, the administrative fee for each share class of each fund listed above is 0.12%. CIAS has agreed to contractually waive 0.02% (2 basis points) of the administrative fee for each fund listed above through April 30, 2018.
Other Expenses
“Other expenses” include custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services. The amount paid to third parties for subtransfer agent/recordkeeping services varies depending on the share class and services provided, but the Portfolio will not pay more than 0.11% of its average net assets attributable to any such third-party service provider.
Acquired Fund Fees and Expenses
Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by a Portfolio through its investments in mutual funds, hedge funds, private equity funds and other investment companies. This includes underlying management fees and expenses, including any incentive allocations (typically 20%), of private limited partnerships and limited liability companies (together, “Partnerships”), and any exchange-traded funds acquired by the Portfolio. This amount is based on historic fees and expenses, and Partnership performance if applicable, and may vary substantially from year to year.
Total Annual Portfolio Operating Expenses shown in the “Fees and Expenses” table in the Portfolio Summary do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratio reflects the operating expenses of the Portfolio and does not include indirect expenses such as acquired fund fees and expenses.
Contractual Fee Waivers and/or Expense Reimbursements
Calvert has agreed to contractually limit the direct net annual fund operating expenses in each Portfolio to the amounts listed in the table below through April 30, 2017. Only the Board of Directors of the Portfolios may terminate the expense limitations before the contractual period expires, upon 60 days’ prior notice to shareholders.

Portfolio	Expense Limitation
Calvert VP S&P 500 Index Portfolio	0.40%
Calvert VP S&P MidCap 400 Index Portfolio	0.41%
Calvert VP Nasdaq 100 Index Portfolio	0.69%
Calvert VP Russell 2000 Small Cap Index Portfolio	0.53%
Calvert VP EAFE International Index Portfolio	0.99%
Calvert VP Investment Grade Bond Index Portfolio	0.46%
Calvert VP Natural Resources Portfolio	0.79%
Where Calvert has contractually agreed to a fee waiver and/or expense reimbursement, the expense limitation does not limit any acquired fund fees and expenses paid indirectly by a Policy owner. The Example in the respective Portfolio Summary reflects the expense limits set forth in the fee table but only through the contractual date. Under the terms of a contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, and taxes. No Portfolio expects to incur a material amount of interest expense during the fiscal year.
See “Investment Advisor and Subadvisors” in the respective Portfolio’s Statement of Additional Information (“SAI”) for more information.

24 CALVERT VP PORTFOLIOS PROSPECTUS

Example
The Example in the respective Portfolio Summary for each Portfolio also assumes that you reinvest all dividends and distributions.
MORE INFORMATION ON INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS
Investment Objective
The investment objective of each Portfolio may be changed by the Portfolio’s Board of Directors without shareholder approval.
Further Description of Investment Strategies and Techniques
A concise description of each Portfolio’s principal investment strategies and principal risks is provided under the Portfolio Summary for that Portfolio. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Portfolios, along with their associated risks. Each Portfolio has additional non-principal investment policies and restrictions, which are discussed under “Supplemental Information on Investment Policies and Risks” in the respective Portfolio’s SAI. The “Glossary of Certain Investment Risks” provides more detailed information about the risks that are referred to in this section.
For certain investment strategies listed, the table below shows a Portfolio’s limitations as a percentage of either its net or total assets. Numbers in this table show maximum allowable amounts only; for actual usage, consult the Portfolio’s Annual or Semi-Annual Reports. (Please see the pages of this Prospectus following the table for descriptions of the investment strategies and the principal types of risks involved. Explanatory information about certain investment strategies of specific Portfolios is also provided below.) Calvert VP Natural Resources Portfolio is not included in this table, but the discussion below of the investment technique “securities lending” does apply to the Portfolio. Note that the Portfolio invests substantially all of its assets in ETFs and ETNs, and the Portfolio’s principal risks are discussed under the earlier Portfolio Summary.

	Calvert VP S&P 500 Index Portfolio	Calvert VP S&P MidCap 400 Index Portfolio	Calvert VP Nasdaq 100 Index Portfolio	Calvert VP Russell 2000 Small Cap Index Portfolio	Calvert VP EAFE International Index Portfolio	Calvert VP Investment Grade Bond Index Portfolio
Investment Techniques
Indexing	µ	µ	µ	µ	µ	µ
Fund-of-Funds	❑	❑	❑	❑	❑	❑
Exchange-Traded Funds	µ	µ	µ	µ	µ	µ
Equity ETFs	100N	100N	100N	100N	100N	NA
Fixed Income ETFs	NA	NA	NA	NA	NA	100N
Active Trading Strategy/Turnover	❑	❑	❑	❑	❑	❑
Securities Lending	❑	❑	❑	❑	❑	❑
Repurchase Agreements	❑	❑	❑	❑	❑	❑
Temporary Defensive Positions	❑	❑	❑	❑	❑	❑
Conventional Securities
Stocks in General	µ	µ	µ	µ	µ	5T
Foreign Securities	❑	❑	❑	❑	µ	❑
Acquired Funds and Notes	µ	µ	µ	µ	µ	µ
Investment Grade Bonds	❑	❑	❑	❑	❑	µ
Below-Investment Grade, High-Yield Bonds	❑	❑	❑	❑	❑	NA
Unrated Debt Securities	❑	❑	❑	❑	❑	µ
Illiquid Securities	10T	10T	10T	10T	10T	10T
Asset-Backed Securities	✗	✗	✗	✗	✗	❑
Mortgage-Backed Securities	✗	✗	✗	✗	✗	µ
Leveraged Derivative Instruments
Currency Contracts	NA	NA	NA	NA	❑	❑
Options on Securities and Indices	µ, 5T1	µ, 5T1	µ, 5T1	µ, 5T1	µ, 5T1	µ, 5T1
Futures Contracts	µ, 20T2	µ, 20T2	µ, 20T2	µ, 20T2	µ, 20T2	µ, 20T2

[1]	Based on net premium payments.

[2]	Based on initial margin required to establish position.

CALVERT VP PORTFOLIOS PROSPECTUS 25

Key to Table

µ	Portfolio currently uses as a principal investment strategy xN Allowed up to x% of Portfolio’s net assets

❑	Permitted, but not a principal investment strategy xT Allowed up to x% of Portfolio’s total assets

✗	Not permitted NA Not applicable to this Portfolio
Description of Investment Strategies and Associated Risks
The investment strategies listed in the table above are described below, and the principal types of risk involved with each strategy are listed. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) portfolio tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down.  Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers. Certain indices place a greater emphasis on companies with a particular market capitalization or in a particular market sector, which may result in economic sector weightings that are significantly different from those of the overall market, and those overweightings/underweightings may be out of favor in the market.
Risks: Opportunity, Market and Credit

Fund-of-Funds seek to achieve the Portfolio’s investment objectives by investing in the shares of other investment companies, including exchange-traded funds, thereby achieving broad asset diversification.
Risks: Market

Exchange-Traded Funds (ETFs) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are generally stocks selected to track a particular index.
Risks: Correlation and Market

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a Portfolio to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees, and lower returns.
Risks: Opportunity, Market and Transaction
Securities Lending. A Portfolio may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Risks: Credit and Market

Repurchase Agreements. Repurchase agreements are transactions in which the Portfolio purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.
Risks: Credit and Market

Temporary Defensive Positions. During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Portfolio may not be able to achieve its investment objective.
Risks: Opportunity

Conventional Securities and Associated Risks

Stocks in General. Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Stock prices overall may decline over short or even long periods. The type of stock (large-cap, mid-cap, growth, value, etc.) purchased pursuant to a Portfolio’s investment style tends to go through cycles of doing better or worse than the stock market in general, and its returns may trail returns of other asset classes. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Factors which can negatively impact the value of common stocks include economic factors such as interest rates, and non-economic factors such as political events.
Risks: Market

Foreign Securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company's principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. Such investments are generally denominated in foreign currency.
Risks: Market, Currency, Transaction, Liquidity, Information and Political

26 CALVERT VP PORTFOLIOS PROSPECTUS

Investment Grade Bonds. Bonds rated BBB-/Baa3 or higher in credit quality by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”), or assigned an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), including Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Portfolio’s Advisor or Subadvisor.
Risks: Interest Rate, Duration, Market and Credit

Below-Investment Grade, High-Yield Bonds. Bonds rated below BBB-/Baa3 or unrated bonds determined by the Portfolio’s Advisor or Subadvisor to be of comparable credit quality are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.
Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Acquired Funds. “Acquired Funds” are, generally, ETFs held by a Portfolio, which track a security or index or a basket of securities or commodities. In addition to the Portfolio’s operating expenses, investors will indirectly pay a proportionate share of the operating expenses of the Acquired Funds. Thus, the expenses paid by an investor will be higher than if such investor had invested directly in the Acquired Funds. When a Portfolio invests in shares of any Acquired Fund, its performance is directly related to the ability of that Portfolio to meet its respective investment objective, as well as the Advisor’s allocation among the Acquired Funds. Accordingly, the Portfolio’s investment performance will be influenced by the investment strategies of, and risks associated with, the Acquired Funds in direct proportion to the amount of assets the Portfolio allocates to the Acquired Funds utilizing such strategies. Investing in an ETF will generally expose the Portfolio to the risks associated with owning the underlying securities the ETF is designed to track and to management and other risks associated with the ETF itself. The Portfolio also will incur brokerage costs when it purchases ETFs. A shareholder in a Portfolio could invest directly in ETFs and not incur the direct operating expenses of the Portfolio, although the shareholder would incur the cost of the underlying ETFs, including any brokerage commissions. The objective of the Portfolio, however, is for the shareholder to benefit from the manager’s evaluation of the market and allocation of assets to the basket of ETFs.
Risks: Correlation and Market

Unrated Debt Securities. Bonds that have not been rated by an NRSRO; the Advisor and/or Subadvisor has determined the credit quality based on its own research.	Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Illiquid Securities. Securities that cannot be readily sold because there is no active market.	Risks: Liquidity, Market and Transaction

Asset-Backed Securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.
Risks: Credit, Interest Rate and Liquidity

Leveraged Derivative Instruments and Associated Risks

Currency Contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity

Options on Securities and Indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time. A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. In the case of writing options, a Portfolio will write call options only if it already owns the security (if it is “covered”).
Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit, Opportunity and Regulatory

Futures Contracts. Agreements to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Opportunity and Regulatory

CALVERT VP PORTFOLIOS PROSPECTUS 27

Explanation of Strategies Used by the Funds

All Portfolios
Index Futures and Options. An index future is a contract to buy or sell the cash value of a specific market index at a specific price by a specified date. An option gives the holder the right but not the obligation to purchase or sell a security at a specified price within a specified time, and an index option is an option based on a market index (or its cash value). Index futures and options are derivatives (instruments that derive their value from the performance of an underlying financial asset, index or other investment). To the extent a Portfolio uses futures or options on futures, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore neither the Advisor, the Subadvisor, or the Portfolio anticipate being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Portfolio’s activities.  However, should the Advisor or Subadvisor fail to use futures in accordance with Rule 4.5, then the Advisor and/or the Subadvisor would be subject to registration (if not already registered) and regulation in its capacity as the Portfolio’s CPO or CTA, and the Portfolio would be subject to regulation under the CEA. A Portfolio may incur additional expense as a result of the Commodity Futures Trading Commission’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
Repurchase Agreements. Repurchase agreements are arrangements under which a Portfolio buys a security, and the seller simultaneously agrees to repurchase that security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A repurchase agreement exposes the Portfolio to the risk that the party that sells the security may default on its obligation to repurchase the security. The Portfolio may lose money because it cannot sell the security at the agreed-upon time and price or the security may lose value before it can be sold.
Securities Lending. A Portfolio may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral. All incremental income generated from such activities will be accrued to the Portfolio. Unless market practice otherwise permits, the collateral for any such permissible securities lending activities will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, are marked to market on a daily basis. There is a risk that the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Calvert VP EAFE International Index Portfolio
ADRs. American Depositary Receipts (“ADRs”) are certificates evidencing an ownership interest in shares issued by a foreign company that are held by a custodian bank in the company’s home country. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The Portfolio may invest in either sponsored or unsponsored ADRs.

Calvert VP Investment Grade Bond Index Portfolio
CMO and ABS. The Portfolio may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations (“CMOs”) and structured asset-backed securities (“ABS”). The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or structured ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or structured ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or structured ABS classes with a higher priority of payment.
Securities Issued by Government-Sponsored Enterprises. The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are government-sponsored enterprises (“GSEs”) that issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. In 2008, FNMA and FHLMC were placed into conservatorship and are currently operated by the Federal Housing Finance Agency. The conservatorship has no specified termination date.

28 CALVERT VP PORTFOLIOS PROSPECTUS

PORTFOLIO HOLDINGS
Each Portfolio’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Portfolio. Each Portfolio also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at www.sec.gov.
A description of each Portfolio’s policies and procedures with respect to disclosure of the Portfolio’s portfolio securities is available under “Portfolio Holdings Disclosure” in the respective Portfolio’s SAI.
MANAGEMENT OF PORTFOLIO INVESTMENTS
About Calvert
Calvert Investment Management, Inc. (“Calvert” or the “Advisor”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Portfolios. Calvert provides the Portfolios with investment supervision and management and office space, furnishes executive and other personnel to the Portfolios, and pays the salaries and fees of all Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of March 31, 2016, Calvert was the investment advisor for 42 mutual fund portfolios and had approximately $12 billion in assets under management.
More Information About the Advisor, Subadvisors and Portfolio Management
Additional information is provided below regarding each individual and/or member of a team who is employed by or associated with the respective Subadvisor of each Portfolio, and who is primarily and jointly responsible for the day-to-day management of the Portfolio (each a “Portfolio Manager”). The respective Portfolio’s SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Portfolio.
Calvert VP S&P 500 Index Portfolio, Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP Nasdaq 100 Index Portfolio and Calvert VP Russell 2000 Small Cap Index Portfolio
Ameritas Investment Partners, Inc. (“AIP”), 390 North Cotner Blvd., Lincoln, NE 68505, is the investment subadvisor to each Portfolio. AIP, a wholly-owned subsidiary of Ameritas Holding Company (“AHC”), was organized in 1984 under the laws of the State of Nebraska. AHC is a wholly-owned subsidiary of Ameritas Mutual Holding Company (“Ameritas”). AIP is an affiliate of Calvert.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Kevin L. Keene, CFA
May 2014 -present: Portfolio Manager, AIP
April 2013-April 2014: Assistant Portfolio Manager, AIP
November 2011-March 2013: Senior Analyst, AIP
2008-October 2011: Equity Index and Derivatives Analyst, AIP
Portfolio Manager
Calvert VP Investment Grade Bond Index Portfolio
Ameritas Investment Partners, Inc. (“AIP”), 390 North Cotner Blvd., Lincoln, NE 68505, is the investment subadvisor to the Portfolio. For more information on AIP, please see the information presented above with respect to AIP’s management of Calvert VP S&P 500 Index Portfolio, Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP Nasdaq 100 Index Portfolio and Calvert VP Russell 2000 Small Cap Index Portfolio.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Tina J. Udell, CFA	July 2014-present: Vice President and Managing Director, AIP August 2010-July 2014: Portfolio Manager, AIP	Portfolio Manager
Calvert VP EAFE International Index Portfolio
World Asset Management, Inc. (“World Asset”), 411 West Lafayette Blvd., 5th Floor, MC 3379, Detroit, MI 48226, is the investment subadvisor to the Portfolio. World Asset is an indirect wholly-owned subsidiary of Comerica Incorporated. World Asset has been in the index business since the mid-1970s and specializes in passive portfolio management techniques. World Asset had over $11.7 billion in assets under management as of December 31, 2015.

CALVERT VP PORTFOLIOS PROSPECTUS 29

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Theodore D. Miller	Director, International Investment, World Asset.	Portfolio Manager
Kevin Foley	March 2013-present: Portfolio Manager, International Investment, World Asset 2010-2013: Portfolio Analyst, Trust Operations, World Asset	Portfolio Manager
Calvert VP Natural Resources Portfolio
Ameritas Investment Partners, Inc. (“AIP”), 390 North Cotner Blvd., Lincoln, NE 68505, is the investment subadvisor to the Portfolio. For more information on AIP, please see the information presented above with respect to AIP’s management of Calvert VP S&P 500 Index Portfolio, Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP Nasdaq 100 Index Portfolio and Calvert VP Russell 2000 Small Cap Index Portfolio.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
John N. Thompson, CFA	Vice President and Managing Director, AIP	Portfolio Manager
Calvert and each Portfolio have obtained an exemptive order from the SEC to permit Calvert and the applicable Portfolio, pursuant to approval by the Portfolio’s Board of Directors, to enter into and materially amend contracts with the Portfolio’s Subadvisor, if any (that is not an “affiliated person” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)), without shareholder approval. See “Investment Advisor and Subadvisors” in the respective Portfolio’s SAI for further details.
Advisory Fees
The table below shows the annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees, if any, paid directly by the Portfolio. (Subadvisory fees paid by Calvert to a Subadvisor are reflected in the total advisory fees paid by the Portfolio to Calvert.) The advisory fee does not include administrative fees.

Portfolio	Advisory Fee
Calvert VP S&P 500 Index Portfolio	0.25%
Calvert VP S&P MidCap 400 Index Portfolio	0.30%
Calvert VP Nasdaq 100 Index Portfolio	0.35%
Calvert VP Russell 2000 Small Cap Index Portfolio	0.35%
Calvert VP EAFE International Index Portfolio	0.56%
Calvert VP Investment Grade Bond Index Portfolio	0.30%
Calvert VP Natural Resources Portfolio	0.55%
A discussion regarding the basis for the approval by the Portfolios’ Board of Directors of the investment advisory agreement and any applicable subadvisory agreement with respect to each Portfolio is available in the most recent Annual Report of the respective Portfolio covering the fiscal year ended December 31.
INVESTOR INFORMATION
General Information About the Portfolios
The rights of the Insurance Companies as shareholders of the Portfolios differ from the rights of a Policy owner which are described in the Policies. The investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. Please see your Policy prospectus for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under that Policy.
Purchase, Exchange and Redemption of Shares
Each Portfolio offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their separate accounts (the “Variable Accounts”). Shares are purchased by the Variable Accounts at the net asset value (“NAV”) of the Portfolio next determined after the applicable Insurance Company receives the premium payment. Each Portfolio continuously offers its shares at a

30 CALVERT VP PORTFOLIOS PROSPECTUS

price equal to the NAV per share. Initial and subsequent payments allocated to the Portfolio are subject to the limits applicable in the Policies issued by the Insurance Companies.
It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in a Portfolio, although currently neither the Insurance Companies nor the Portfolios foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. Each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response.
The Insurance Companies redeem shares of a Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Portfolio is open for business (each day the New York Stock Exchange (“NYSE”) is open), and are effected at the Portfolio’s NAV next computed after the applicable Insurance Company receives a surrender request in acceptable form. There are some federal holidays, i.e., Columbus Day and Veterans Day, when the NYSE is open and a Portfolio is open but redemptions cannot be wired because banks are closed.
Payment for redeemed shares will be made promptly, but in no event later than seven days after receiving a redemption request. Each Portfolio reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Portfolio permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable.
In the event redemptions are suspended or postponed, this Prospectus will be updated accordingly.
The amount received upon redemption of the shares of a Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The shareholder will also bear any market risks associated with the portfolio security until the security can be sold. To the extent the Portfolio holds illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Portfolio may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Portfolio does not anticipate that it would selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If illiquid securities are included in the distribution, Insurance Companies may not be able to liquidate such securities and may be required to hold such securities indefinitely. An Insurance Company's ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by issuers of the securities or by law. An Insurance Company may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities.
An exchange involves the redemption of shares of one Portfolio and the purchase of shares of another Portfolio. Please consult the prospectus for your Policy for information regarding exchange privileges.
Additional Payments to Financial Intermediaries
Calvert or its affiliates may pay, from their own resources, certain financial intermediaries for the sale, marketing and distribution of the securities or for services to a Portfolio. These amounts may be significant. These payments are generally intended to compensate financial intermediaries for certain activities, including the following: promotion of sales of Portfolio shares, such as placing the Portfolios on a preferred list of fund families; making Portfolio shares available on certain platforms, programs, or trading venues; building brand awareness and educating a broker/dealer’s sales force about the the Portfolios; access to senior management and sales representatives of a broker/dealer; and various other promotional efforts and/or costs. Payments to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment and meals, among other things. In addition, payments may also be made in connection with Calvert’s participation in or support of conferences and other events sponsored, hosted or organized by a financial intermediary. Calvert may make such payments on a fixed or variable basis based on Portfolio sales, assets, transactions processed and/or accounts attributable to a financial intermediary, among other factors, including the quality of the financial intermediary's relationship with Calvert. Calvert determines the amount of these payments in its sole discretion. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Portfolio to its customers. Calvert may benefit from these payments to the extent the financial intermediaries sell more Portfolio shares because Calvert receives greater management and other fees as Portfolio assets increase. These additional payments are made by Calvert and do not increase the amount paid by Policy owners or the Portfolio. For more specific information about these payments made to your financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional.

CALVERT VP PORTFOLIOS PROSPECTUS 31

Payments for Subtransfer Agent/Recordkeeping and/or Other Similar Administrative Services
Subtransfer agent/recordkeeping payments may be made by the Portfolio to financial intermediaries, such as the Insurance Companies (including affiliates of the Advisor), that provide subtransfer agent/recordkeeping and/or other similar administrative services to Policy owners that operate in an omnibus environment.
Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for Policy owners that reflect purchases, redemptions and share balances; mailing Policy owner confirmations and periodic statements; and furnishing proxy materials and periodic Portfolio reports, prospectuses and other communications to Policy owners as required.
The amount paid by the Portfolio for such services varies depending on the share class and services provided, but the Portfolio will not pay more than 0.11% of its average net assets attributable to the financial intermediary. Any fees due to the financial intermediary for such services that exceed this amount are paid by Calvert, not the Portfolio.
How Shares are Priced
The price of shares is based on the Portfolio’s NAV. The NAV is computed by adding the value of the Portfolio’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If the Portfolio has more than one class of shares, the NAV of each class will be calculated separately.
The NAV is calculated as of the close of each business day, which generally coincides with the closing of the regular session of the NYSE (generally 4 p.m. Eastern Time). If trading on the NYSE is halted for the day before 4 p.m. ET, a Portfolio's NAV generally will still be calculated as of the close of regular trading on the NYSE. The Portfolio is open for business each day the NYSE is open.
If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio’s shares may change on days when you will not be able to invest in or redeem shares of the Portfolio.
Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.
Under the oversight of the Board of Directors, and pursuant to the Portfolio’s valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular investment. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Portfolio and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but, in general, fair value is deemed to be the amount an owner might reasonably expect to receive for an investment upon its current sale.
In making a fair value determination, under the ultimate supervision of the Board, the Advisor, pursuant to the Portfolio’s valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular investment or type of investment. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the investment and the forces that influence the market in which the investment is purchased and sold, as well as the type of investment, the size of the holding and numerous other specific factors. As noted above, foreign securities are valued based on quotations from the principal market in which such investments are normally traded. If events occur after the close of the principal market in which investments are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those investments, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.
For assistance in making fair value determinations, the Board of Directors of Calvert VP EAFE International Index Portfolio has retained a third-party fair value pricing service, pursuant to the Portfolio’s valuation procedures and under the ultimate supervision of the Board, to quantitatively value holdings of the Portfolio that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Portfolio’s official pricing time of 4 p.m. Eastern Time may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. In the event of such market movements in excess of previously established and Board-approved thresholds, the Portfolio’s service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider’s proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.

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The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.
Market Timing Policy
In general, the Portfolios are designed for long-term investment and not as a frequent or short-term trading (“market timing”) vehicle. The Portfolios discourage frequent purchases and redemptions of Portfolio shares. Accordingly, each Portfolio’s Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. Each Board believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisor, if any, to implement a Portfolio’s investment strategies. In addition, market timing can disrupt the management of a Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. Each Portfolio that invests in ETFs may have an increased risk of market timing activity compared to other funds. The underlying ETFs of such a Portfolio may hold securities listed on foreign exchanges or other investments that are particularly susceptible to time zone arbitrage, so market timers have a greater incentive to target funds that invest in ETFs as a way to capture the profit inherent in the time zone spread. Each Portfolio or the distributor at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.
Shareholders may hold the shares of the Portfolios through a financial intermediary which has adopted market timing policies that differ from the market timing policies adopted by a Portfolio’s Board of Directors. In formulating their market timing policies, these financial intermediaries may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by a financial intermediary may be quite dissimilar from the policies adopted by the Portfolio’s Board of Directors. Shareholders should contact the financial intermediary through which the Portfolio shares are held for more information on the market timing policies that apply to those shares.
Portfolio shares are generally held through insurance company separate accounts. The Portfolios are available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolios to help detect market timing.
Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between a Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio’s ability to detect and deter market timing. Although each Portfolio has adopted policies and procedures to detect and prevent market timing, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.
Each Portfolio has established information sharing agreements with financial intermediaries as required by Rule 22c-2 under the 1940 Act and otherwise uses reasonable efforts to work with financial intermediaries to identify market timing in underlying accounts. Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Portfolios. Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further market timing activity in the Portfolios by such participant(s) or plan, or else the affected Portfolio(s) will be withdrawn as an investment option for that account.
Each Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner’s financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. Each Portfolio and the distributor may modify any terms or conditions of purchase of shares of any Portfolio (upon prior notice), or withdraw all or any part of the offering made by this Prospectus.
Dividends and Distributions
It is each Portfolio’s intention to distribute substantially all of its net investment income, if any, on an annual basis. For dividend purposes, net investment income of a Portfolio consists of interest income and dividends, less expenses. All realized net capital gains, if any, of each Portfolio are generally declared and distributed annually. All dividends and distributions are made to the Insurance Companies, not Policy owners, and are reinvested in additional shares of the applicable Portfolio at NAV rather than cash.

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Disclaimers
Calvert VP S&P 500 Index Portfolio and Calvert VP S&P MidCap 400 Index Portfolio
The S&P 500 Index is an unmanaged index of common stocks comprising 500 industrial, financial, utility and transportation companies. The S&P MidCap 400 Index is an unmanaged index comprising 400 common stocks of mid-sized U.S. companies that aims to include 7% of the value of the domestic equity markets. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, “500”, “S&P MidCap 400 Index”, and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Calvert Variable Products, Inc. (“CVP”). CVP is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the beneficial owners of any CVP portfolio or any member of the public regarding the advisability of investing in securities generally or in any CVP portfolio particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P’s only relationship to CVP is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to CVP or any CVP Portfolio. S&P has no obligation to take the needs of CVP or the beneficial owners of any CVP Portfolio into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset value of any CVP Portfolio or the timing of the issuance or sale of shares of any CVP Portfolio. S&P has no obligation or liability in connection with the administration, marketing or trading of any CVP Portfolio.
Calvert VP Nasdaq 100 Index Portfolio
“Nasdaq” and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. (“Nasdaq”) and have been licensed for use for certain purposes by Calvert Variable Products, Inc. (“CVP”) and the Calvert VP Nasdaq 100 Index Portfolio. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to CVP. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Calvert VP Nasdaq 100 Index Portfolio. Nasdaq makes no warranty, express or implied, and bears no liability with respect to CVP, its use of the Nasdaq-100 Index, or any data included therein.
Calvert VP Russell 2000 Small Cap Index Portfolio
The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Calvert Variable Products, Inc. (“CVP”) and the Calvert VP Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.
Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.
Frank Russell Company’s publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of an investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.
Calvert VP EAFE International Index Portfolio
THE CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY CALVERT VARIABLE PRODUCTS, INC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PORTFOLIOS GENERALLY OR IN THIS PORTFOLIO PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH

34 CALVERT VP PORTFOLIOS PROSPECTUS

ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PORTFOLIO OR THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE PRICES OR QUANTITIES OF SHARES OF THIS PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PORTFOLIO IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PORTFOLIO. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.
NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of shares of this Portfolio, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this Portfolio without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Calvert VP Investment Grade Bond Index Portfolio
Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of Calvert VP Investment Grade Bond Index Portfolio and Barclays has no responsibilities, obligations or duties to investors in Calvert VP Investment Grade Bond Index Portfolio. The Barclays U.S. Aggregate Bond Index is a trademark owned by Barclays and licensed for use by Calvert Investment Management, Inc. (the “Advisor”) and Calvert Investment Distributors, Inc. (the “Issuer”) of Calvert VP Investment Grade Bond Index Portfolio. Barclays only relationship with the Advisor and the Issuer in respect of the Barclays U.S. Aggregate Bond Index is the licensing of the Barclays U.S. Aggregate Bond Index, which is determined, composed and calculated by Barclays without regard to the Advisor or the Issuer or the Calvert VP Investment Grade Bond Index Portfolio or the owners of the Calvert VP Investment Grade Bond Index Portfolio. Additionally, the Advisor may for itself execute transaction(s) with Barclays in or relating to the Barclays U.S. Aggregate Bond Index in connection with Calvert VP Investment Grade Bond Index Portfolio investors acquiring Calvert VP Investment Grade Bond Index Portfolio from the Issuer and investors neither acquire any interest in the Barclays U.S. Aggregate Bond Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in Calvert VP Investment Grade Bond Index Portfolio. The Calvert VP Investment Grade Bond Index Portfolio is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Calvert VP Investment Grade Bond Index Portfolio or the advisability of investing in securities generally or the ability of the Barclays U.S. Aggregate Bond Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Calvert VP Investment Grade Bond Index Portfolio with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Calvert VP Investment Grade Bond Index Portfolio to be issued. Barclays has no obligation to take the needs of the Advisor, the Issuer or the owners of the Calvert VP Investment Grade Bond Index Portfolio or any other third party into consideration in determining, composing or calculating the Barclays U.S. Aggregate Bond Index. Barclays has no obligation or liability in connection with administration, marketing or trading of the Calvert VP Investment Grade Bond Index Portfolio.
The licensing agreement between the Advisor and Barclays is solely for the benefit of the Advisor, Issuer and any Named Affiliates (as such is defined in such license agreement) and Barclays and not for the benefit of the owners of the Calvert VP Investment Grade Bond Index Portfolio, investors or other third parties.
BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS U.S. AGGREGATE BOND INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS U.S. AGGREGATE BOND INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE

CALVERT VP PORTFOLIOS PROSPECTUS 35

ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARCLAYS U.S. AGGREGATE BOND INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS U.S. AGGREGATE BOND INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS U.S. AGGREGATE BOND INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS U.S. AGGREGATE BOND INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR ANY LOST PROFITS EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BARCLAYS U.S. AGGREGATE BOND INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO.

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GLOSSARY OF CERTAIN INVESTMENT RISKS

Correlation risk
The risk that when a Portfolio “hedges,” two investments may not behave in relation to one another the way Portfolio managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or may exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due, or otherwise fail to discharge an obligation or commitment.

Currency risk
The risk that when a Portfolio buys, sells or holds a security denominated in foreign currency, adverse changes in currency exchange rates may cause investment losses when a Portfolio’s investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

Duration Risk
Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Extension risk
The risk that slower than anticipated payments (usually in response to higher interest rates) will extend the life of a mortgage-backed security beyond its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a discount. In addition, if held to maturity, a Portfolio will not have access to the principal invested when expected and may have to forgo other investment opportunities.

Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk
The risk that changes in interest rates will adversely affect the value of an investor’s fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/“stripped” coupon securities (“strips”) are subject to greater interest rate risk. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed-income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Leverage risk
The risk that occurs in some securities or techniques that tends to magnify the effect of small changes in an index or a market.  Leverage can result in a loss that exceeds the amount actually invested.

Liquidity risk
The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment’s value.

Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk
The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk
The risk that faster than anticipated payments (usually in response to lower interest rates) will cause a mortgage-backed security to mature prior to its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a premium.  A Portfolio must also reinvest those assets at the current market rate, which may be lower.

Regulatory risk
The risk associated with employing certain investment instruments or techniques that are regulated by the Commodity Futures Trading Commission. See “Explanation of Investment Strategies Used by Certain Portfolios – All Portfolios – Index Futures and Options.”

Transaction risk	The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

CALVERT VP PORTFOLIOS PROSPECTUS 37

GLOSSARY OF CERTAIN MARKET INDICES

Bloomberg Commodity Index Total Return
The index is designed to provide diversified commodity exposure with weightings based on the liquidity and economic significance of each underlying commodity. The index measures the collateralized returns from a basket of 19 commodity futures contracts representing the energy, precious metals, industrial metals, grains, softs and livestock sectors. In addition, the index is rebalanced once per year to ensure that no commodity sector may constitute more than 33% of the Index as of the date of such rebalancing.

Bloomberg Grains Subindex Total Return
The index is a commodity group subindex of the Bloomberg CITR, and is formerly known as the Dow Jones-UBS Grains Subindex Total Return. The index is composed of futures contracts on corn, soybeans and wheat. It reflects the return on fully collateralized futures positions and is quoted in USD.

DBIQ Optimum Yield Industrial Metals Index Excess Return
The index is intended to reflect the changes in market value, over time, positive or negative, in certain widely used base metals. It is based on three commodity futures - aluminum, zinc and copper (grade A). The index is calculated on an excess return, or unfunded basis, and is rolled in a manner that seeks to optimize the yield by aiming to maximize the roll benefits in backward-dated markets and minimizing the losses from rolling in contangoed markets.

DBIQ Optimum Yield Precious Metals Index Excess Return
The index is intended to reflect the changes in market value, over time, positive or negative, in the precious metals sector. It is based on two commodity futures - gold and silver. The index is calculated on an excess return, or unfunded basis, and is rolled in a manner that seeks to optimize the yield by aiming to maximize the roll benefits in backward-dated markets and minimizing the losses from rolling in contangoed markets.

Dow Jones U.S. Select Oil Exploration & Production Index
The index measures the performance of the oil exploration and production sub-sector of the U.S. equity market, and includes companies that are engaged in the exploration for, and drilling, production, refining, and supply of, oil and gas products. The index may include small-, mid-, and large-capitalization companies, and its components primarily include oil and gas companies.

Market Vectors U.S. Listed Oil Services 25 Index
The index is a modified market cap weighted index that tracks the performance of the largest and most liquid U.S.-listed companies that derive at least 50% of their revenues from oil services. The pure-play index contains only companies which are engaged primarily in oil equipment, oil services or oil drilling. The index has a target coverage of 25 companies and applies size and liquidity screens to potential index components in an effort to enhance investability.

MSCI U.S. Investable Market Energy 25/50 Index
The index is comprised of stocks of small-, mid-, and large-capitalization U.S. companies within the energy sector, as classified under the Global Industry Classification Standard (GICS). The GICS energy sector is made up of companies whose businesses are dominated by the following activities: (i) the construction or provision of oil rigs, drilling equipment, and other energy-related equipment and services (such as seismic data collection); or (ii) companies engaged in the exploration, production, marketing, refining, and/or transportation of oil and gas products.

NYSE Arca Gold Miners Index
The index is intended to track the overall performance of companies involved in the gold mining industry. It is a modified market capitalization-weighted index, and provides exposure to publicly traded companies worldwide involved primarily in gold mining, representing a diversified blend of small-, mid- and large-capitalization stocks.

S&P Energy Select Sector Index
The index is comprised of all components of the S&P 500 that are assigned to one of nine select sector indices, which track major economic segments and are highly liquid sector benchmarks. Membership within each sector is aligned with the Global Industry Classification Standard (GICS), with the exception of the Technology Select Sector, the membership of which is a combination of the GICS information Technology and Telecommunication Services Sectors.

S&P Metals and Mining Select Industry Index
The index represents the metals and mining sub-industry portion of the S&P Total Market Index, which tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and the NASDAQ Small Cap exchanges. The index is an equal weighted market cap index.

S&P North American Natural Resources Index
The index measures the performance of U.S.-traded stocks of natural resource-related companies in the United States and Canada. The index includes companies in the following categories: producers of oil, gas and consumable fuels, providers of energy equipment and services, metals and mining companies, manufacturers of paper and forest products, and producers of construction materials, containers and packaging. The index may include small-, mid- or large-capitalization companies.

Thompson Reuters Equal Weight Continuous Commodity Total Return Index
The index is the CRB index in its original equal weight form from 1957. The CRB index has undergone periodic updates as commodity markets have evolved and is now known as the Thomson Reuters/Core Commodity CRB Index (TR/CC - CRB Index), consisting of 17 commodities.  The 17 commodity futures that are continuously rebalanced are cocoa, coffee ‘C’, copper, corn, cotton, crude oil, gold, heating oil, lean hogs, live cattle, natural gas, soy oil, platinum, silver, soybeans, sugar No. 11 and wheat.

38 CALVERT VP PORTFOLIOS PROSPECTUS

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past five (5) fiscal years. Each Portfolio’s fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio’s financial statements, which were audited by KPMG LLP. Their report, along with each Portfolio’s financial statements, is included in each Portfolio’s Annual Report, which is available upon request.

CALVERT VP PORTFOLIOS PROSPECTUS 39

CALVERT VP S&P 500 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2015(a)	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning	$113.07	$110.62	$86.62	$76.32	$78.77
Income from investment operations:
Net investment income	1.88	1.94	1.81	1.63	1.27
Net realized and unrealized gain (loss)	(0.74)	12.80	25.72	10.21	0.11
Total from investment operations	1.14	14.74	27.53	11.84	1.38
Distributions from:
Net investment income	(0.21)	(1.95)	(1.95)	(1.54)	(1.25)
Net realized gain	(1.93)	(10.34)	(1.58)	—	(2.58)
Total distributions	(2.14)	(12.29)	(3.53)	(1.54)	(3.83)
Total increase (decrease) in net asset value	(1.00)	2.45	24.00	10.30	(2.45)
Net asset value, ending	$112.07	$113.07	$110.62	$86.62	$76.32
Total return(b)	0.98%	13.21%	31.87%	15.55%	1.73%
Ratios to average net assets: (c)
Net investment income	1.65%	1.59%	1.69%	1.90%	1.70%
Total expenses	0.46%	0.46%	0.48%	0.45%	0.46%
Net expenses	0.42%	0.42%	0.42%	0.41%	0.39%
Portfolio turnover	4%	9%	11%	5%	7%
Net assets, ending (in thousands)	$347,965	$361,482	$353,688	$285,405	$259,068

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

40 CALVERT VP PORTFOLIOS PROSPECTUS

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)	December 31, 2012 (a)	December 31, 2011 (a)
Net asset value, beginning	$95.73	$96.10	$75.22	$66.38	$68.39
Income from investment operations:
Net investment income	1.02	1.00	0.88	0.86	0.59
Net realized and unrealized gain (loss)	(3.56)	7.99	23.70	10.58	(2.12)
Total from investment operations	(2.54)	8.99	24.58	11.44	(1.53)
Distributions from:
Net investment income	(0.09)	(1.01)	(0.82)	(0.72)	(0.48)
Net realized gain	(1.58)	(8.35)	(2.88)	(1.88)	—
Total distributions	(1.67)	(9.36)	(3.70)	(2.60)	(0.48)
Total increase (decrease) in net asset value	(4.21)	(0.37)	20.88	8.84	(2.01)
Net asset value, ending	$91.52	$95.73	$96.10	$75.22	$66.38
Total return(b)	(2.68%)	9.25%	32.82%	17.31%	(2.24%)
Ratios to average net assets: (c)
Net investment income	1.05%	1.01%	1.00%	1.17%	0.85%
Total expenses	0.54%	0.53%	0.52%	0.53%	0.56%
Net expenses	0.54%	0.53%	0.52%	0.53%	0.55%
Portfolio turnover	13%	14%	12%	10%	16%
Net assets, ending (in thousands)	$222,462	$241,929	$244,903	$188,872	$178,563

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

CALVERT VP PORTFOLIOS PROSPECTUS 41

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning	$45.59	$42.98	$32.57	$29.67	$30.46
Income from investment operations:
Net investment income	0.29	0.53	0.32	0.28	0.09
Net realized and unrealized gain (loss)	3.87	7.55	11.39	4.90	0.83
Total from investment operations	4.16	8.08	11.71	5.18	0.92
Distributions from:
Net investment income	(0.03)	(0.57)	(0.32)	(0.24)	(0.09)
Net realized gain	(0.81)	(4.90)	(0.98)	(2.04)	(1.62)
Total distributions	(0.84)	(5.47)	(1.30)	(2.28)	(1.71)
Total increase (decrease) in net asset value	3.32	2.61	10.41	2.90	(0.79)
Net asset value, ending	$48.91	$45.59	$42.98	$32.57	$29.67
Total return(b)	9.07%	18.66%	36.05%	17.62%	3.02%
Ratios to average net assets: (c)
Net investment income	0.61%	1.07%	0.80%	0.84%	0.27%
Total expenses	0.62%	0.63%	0.61%	0.63%	0.67%
Net expenses	0.62%	0.63%	0.61%	0.63%	0.65%
Portfolio turnover	8%	11%	13%	17%	23%
Net assets, ending (in thousands)	$93,676	$82,697	$80,774	$64,689	$53,984

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

42 CALVERT VP PORTFOLIOS PROSPECTUS

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012 (a)	December 31, 2011
Net asset value, beginning	$75.83	$82.34	$62.39	$57.44	$62.98
Income from investment operations:
Net investment income	0.55	0.50	0.56	0.87	0.44
Net realized and unrealized gain (loss)	(4.44)	2.99	22.96	7.95	(3.50)
Total from investment operations	(3.89)	3.49	23.52	8.82	(3.06)
Distributions from:
Net investment income	(0.12)	(0.48)	(0.58)	(0.63)	(0.33)
Net realized gain	(2.10)	(9.52)	(2.99)	(3.24)	(2.15)
Total distributions	(2.22)	(10.00)	(3.57)	(3.87)	(2.48)
Total increase (decrease) in net asset value	(6.11)	(6.51)	19.95	4.95	(5.54)
Net asset value, ending	$69.72	$75.83	$82.34	$62.39	$57.44
Total return(b)	(5.19%)	4.15%	37.89%	15.50%	(4.89%)
Ratios to average net assets: (c)
Net investment income	0.72%	0.63%	0.75%	1.40%	0.60%
Total expenses	0.79%	0.75%	0.69%	0.76%	0.79%
Net expenses	0.74%	0.74%	0.69%	0.73%	0.71%
Portfolio turnover	14%	21%	11%	13%	17%
Net assets, ending (in thousands)	$119,674	$150,532	$141,111	$106,827	$90,325

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

CALVERT VP PORTFOLIOS PROSPECTUS 43

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2015(a)	December 31, 2014(a)	December 31, 2013(a)	December 31, 2012(a)	December 31, 2011(a)
Net asset value, beginning	$78.33	$85.97	$72.87	$63.54	$74.78
Income from investment operations:
Net investment income	1.63	2.24	1.70	1.70	1.85
Net realized and unrealized gain (loss)	(2.88)	(7.75)	13.34	9.30	(11.37)
Total from investment operations	(1.25)	(5.51)	15.04	11.00	(9.52)
Distributions from:
Net investment income	(0.21)	(2.13)	(1.94)	(1.67)	(1.72)
Net realized gain	—	—	—	—	—
Total distributions	(0.21)	(2.13)	(1.94)	(1.67)	(1.72)
Total increase (decrease) in net asset value	(1.46)	(7.64)	13.10	9.33	(11.24)
Net asset value, ending	$76.87	$78.33	$85.97	$72.87	$63.54
Total return (b)	(1.61%)	(6.44%)	20.72%	17.34%	(12.71%)
Ratios to average net assets: (c)
Net investment income	2.01%	2.63%	2.15%	2.51%	2.53%
Total expenses	0.95%	0.98%	0.97%	0.96%	1.00%
Net expenses	0.95%	0.98%	0.97%	0.96%	0.95%
Portfolio turnover	10%	28%	12%	16%	24%
Net assets, ending (in thousands)	$154,811	$170,425	$159,182	$142,443	$122,329

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

44 CALVERT VP PORTFOLIOS PROSPECTUS

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (a)
Net asset value, beginning	$54.90	$53.11	$56.06	$55.50	$52.80
Income from investment operations:
Net investment income	1.19	1.19	1.03	1.08	1.42
Net realized and unrealized gain (loss)	(1.17)	1.96	(2.59)	1.04	3.01
Total from investment operations	0.02	3.15	(1.56)	2.12	4.43
Distributions from:
Net investment income	(0.08)	(1.36)	(1.31)	(1.28)	(1.35)
Net realized gain	—	—	(0.08)	(0.28)	(0.38)
Total distributions	(0.08)	(1.36)	(1.39)	(1.56)	(1.73)
Total increase (decrease) in net asset value	(0.06)	1.79	(2.95)	0.56	2.70
Net asset value, ending	$54.84	$54.90	$53.11	$56.06	$55.50
Total return(b)	0.04%	5.93%	(2.80%)	3.83%	8.39%
Ratios to average net assets: (c)
Net investment income	2.16%	2.17%	1.84%	2.07%	2.58%
Total expenses	0.52%	0.50%	0.50%	0.49%	0.50%
Net expenses	0.52%	0.50%	0.50%	0.49%	0.50%
Portfolio turnover	6%	24%	41%	43%	40%
Net assets, ending (in thousands)	$190,437	$211,930	$199,633	$203,442	$168,830

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

CALVERT VP PORTFOLIOS PROSPECTUS 45

CALVERT VP NATURAL RESOURCES PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2015(a)	December 31, 2014	December 31, 2013(a)	December 31, 2012	December 31, 2011
Net asset value, beginning	$42.98	$50.99	$50.98	$49.84	$55.64
Income from investment operations:
Net investment income	0.31	0.17	0.17	0.08	0.10
Net realized and unrealized gain (loss)	(11.00)	(8.14)	0.19	2.35	(5.74)
Total from investment operations	(10.69)	(7.97)	0.36	2.43	(5.64)
Distributions from:
Net investment income	(0.11)	(0.04)	—	(0.01)	(0.16)
Net realized gain	(0.06)	—	(0.35)	(1.28)	—
Total distributions	(0.17)	(0.04)	(0.35)	(1.29)	(0.16)
Total increase (decrease) in net asset value	(10.86)	(8.01)	0.01	1.14	(5.80)
Net asset value, ending	$32.12	$42.98	$50.99	$50.98	$49.84
Total return (b)	(24.86%)	(15.62%)	0.72%	4.90%	(10.13%)
Ratios to average net assets: (c)(d)
Net investment income	0.78%	0.37%	0.33%	0.19%	0.29%
Total expenses	0.81%	0.79%	0.79%	0.79%	0.84%
Net expenses	0.79%	0.79%	0.79%	0.78%	0.76%
Portfolio turnover	22%	112%	31%	37%	28%
Net assets, ending (in thousands)	$46,092	$60,482	$69,950	$54,665	$48,746

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d) Amounts do not include the activity of the Underlying Funds.

46 CALVERT VP PORTFOLIOS PROSPECTUS

To Open an Account:
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PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Portfolios, the following documents are available free upon request:
Annual/Semi-Annual Reports: Additional information about each Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In each Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.
Statement of Additional Information (SAI): The SAI for each Portfolio provides more detailed information about the Portfolio, including a description of each Portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for each Portfolio is incorporated into this Prospectus by reference, which means it is legally considered to be part of this Prospectus.
You can get free copies of reports and the SAIs, request other information and discuss your questions about the Portfolios by contacting your financial professional, or the Portfolios at:
Calvert Investments, Inc.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745
Each Portfolio also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert’s website at the following Internet address:
www.calvert.com
You can review and copy information about a Portfolio (including its SAI) at the SEC’s Public Reference Room at 100 F Steet, NE, Washington, D.C. 20549. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
The Portfolios enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Portfolios. Shareholders of the Portfolios are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Portfolios.
Neither this Prospectus, the SAI nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Investment Company Act file:
No: 811-04000 Calvert Variable Products, Inc.

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Calvert Variable Products (“VP”) Portfolios PROSPECTUS Class F

May 1, 2016

Calvert VP SRI Portfolios
Calvert VP SRI Balanced Portfolio

Calvert VP Index Portfolios
Calvert VP S&P MidCap 400 Index Portfolio
Calvert VP Russell 2000 Small Cap Index Portfolio
Calvert VP EAFE International Index Portfolio
Calvert VP Nasdaq 100 Index Portfolio
Calvert VP Investment Grade Bond Index Portfolio

Calvert VP Volatility Managed Portfolios
Calvert VP Volatility Managed Moderate Portfolio
Calvert VP Volatility Managed Moderate Growth Portfolio
Calvert VP Volatility Managed Growth Portfolio

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any State Securities Commission, and neither the SEC nor any State Securities Commission has determined that this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Calvert VP Portfolios Prospectus
Class F
May 1, 2016

		Page

INVESTOR INFORMATION	(This section provides details on purchase and redemption of Portfolio shares, how shares are valued, and information on dividends, distributions and taxes.)	51

General Information About the Portfolios		51
Purchase, Exchange and Redemption of Shares		51
Additional Payments to Financial Intermediaries		51
Payments for Recordkeeping and Other Services		52
How Shares are Priced		52
Distribution and Service Fees		53
Market Timing Policy		53
Dividends and Distributions		54
Disclaimers		54

GLOSSARY OF CERTAIN INVESTMENT RISKS		57

GLOSSARY OF CERTAIN MARKET INDICES		58

FINANCIAL HIGHLIGHTS	(This section provides selected information from the financial statements of the Portfolios.)	60

Calvert VP SRI Balanced Portfolio		61
Calvert VP S&P MidCap 400 Index Portfolio		62
Calvert VP Russell 2000 Small Cap Index Portfolio		63
Calvert VP EAFE International Index Portfolio		64
Calvert VP Nasdaq 100 Index Portfolio		65
Calvert VP Investment Grade Bond Index Portfolio		66
Calvert VP Volatility Managed Moderate Portfolio		67
Calvert VP Volatility Managed Moderate Growth Portfolio		68
Calvert VP Volatility Managed Growth Portfolio		69

PORTFOLIO SUMMARY

CALVERT VP SRI BALANCED PORTFOLIO
Class: F
INVESTMENT OBJECTIVE
The Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.53%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.81%
Total annual fund operating expenses	1.59%
Less fee waiver and/or expense reimbursement[2]	(0.49%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.10%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 1.10% through April 30, 2017. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and

•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$454	$819	$1,848
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 90% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies. Fixed-income investments are primarily a wide variety of investment grade debt securities, such as corporate debt securities, mortgage-backed securities (including commercial mortgage-backed securities and collateralized mortgage obligations (“CMOs”)) and other asset-backed securities (“ABS”). The Portfolio invests in debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Portfolio may invest up to 25% of its net assets in foreign securities and may also invest in unrated debt securities.
An investment grade debt security is rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”), or is an unrated debt security determined by the Advisor to be of comparable credit quality.
The Portfolio is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
The Portfolio invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor monitors the Portfolio’s allocation and may rebalance or reallocate the Portfolio’s assets based on its view of economic and market factors and events. The equity portion of the Portfolio is

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 1

primarily a large cap core U.S. domestic portfolio, although the Portfolio may also invest in foreign stocks and mid-cap stocks. The equity portion of the Portfolio seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion of the Portfolio reflects an active trading strategy, seeking total return.
The Portfolio uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Portfolio and hedge interest rate risk.
Incidental to its main investment strategy, the Portfolio may also use futures contracts as a substitute for direct investment in a particular asset class, in order to facilitate the periodic rebalancing of the Portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Portfolio may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single security may have greater impact on the Portfolio than on a diversified fund.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result. There is a risk that the Advisor may allocate assets to an asset class that underperforms other asset classes.
Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Bond Market Risk. The market prices of bonds held by the Portfolio may fall.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster-than-expected prepayments may cause the Portfolio to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Portfolio to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Portfolio holds a class of a

2 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Portfolio will receive payments of principal may be substantially limited.
Below-Investment Grade, High-Yield Debt Securities Risk. Investments in below-investment grade, high-yield debt securities (commonly known as “junk bonds”) can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable quality. The Portfolio’s purchase of unrated securities depends on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Active Trading Strategy Risk. The fixed-income portion of the Portfolio employs an active style that seeks to position the Portfolio with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%) and may translate to higher transaction costs.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Portfolio to temporarily hold securities that do not comply with the Portfolio’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Portfolio’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark index, a composite index and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
Investors should note that the performance presented in the bar chart and table below for periods prior to the inception date of the Class F shares on October 18, 2013 is that of the Portfolio’s Class I shares. Both classes of shares of the Portfolio will have substantially similar annual returns because all classes of shares of the Portfolio invest in the same pool of investments, although Class F shares’ performance will be lower than the performance of the Class I shares of the Portfolio because Class F shares have higher operating expenses due to the Class F shares’ Rule 12b-1 fees.
The table below shows the Balanced Composite because it is more consistent with the Portfolio’s portfolio construction process and represents a more accurate reflection of the Portfolio’s anticipated risk and return patterns. The Balanced Composite Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000 Index and 40% Barclays U.S. Aggregate Bond Index. Returns of the fixed-income component prior to 11/1/15 reflect the performance of the Barclays U.S. Credit Index.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	12/31/2014	3.77%
Worst Quarter (of periods shown)	9/30/2015	-6.10%

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 3

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP SRI Balanced Portfolio – Class F	-2.51%	7.73%	4.58%
Russell 1000 Index (reflects no deduction for fees or expenses)	0.92%	12.44%	7.40%
Balanced Composite Benchmark (reflects no deduction for fees or expenses)	0.75%	9.59%	7.79%
Lipper VA Mixed-Asset Target Allocation Growth Funds Average	-1.29%	7.29%	5.78%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Allocation of Assets:

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since November 2015
Joshua Linder, CFA	Portfolio Manager	Since January 2014
Fixed-Income Investments:

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since March 2013
Matthew Duch	Vice President, Portfolio Manager	Since March 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Equity Investments:

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Joshua Linder, CFA	Portfolio Manager	Since September 2015
Christopher Madden, CFA	Portfolio Manager	Since November 2015
Kurt Moeller, CFA	Portfolio Manager	Since November 2015
Jade Huang	Portfolio Manager	Since November 2015
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

4 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

PORTFOLIO SUMMARY

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
Class: F
INVESTMENT OBJECTIVE
The Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.42%
Distribution and service (12b-1) fees	0.20%
Other expenses	0.17%
Total annual fund operating expenses	0.79%
Less fee waiver and/or expense reimbursement[2]	(0.13%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.66%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2The investment advisor has agreed to contractually limit direct net annual fund operating expenses through April 30, 2017. Direct net operating expenses will not exceed 0.66% for Class F. Only the Board of Directors of the Fund may terminate the Fund's expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.
Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$237	$424	$964
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio seeks to substantially replicate the total return of the securities composing the S&P MidCap 400 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. The S&P MidCap 400 Index is an unmanaged index comprising common stocks of 400 mid-sized U.S. companies. As of December 31, 2015, the market capitalization of the S&P MidCap 400 Index companies ranged from $662 million to $12.6 billion with a weighted average level of $5.0 billion. The S&P MidCap 400 Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.
The Portfolio will invest primarily in common stocks of the companies that compose the S&P MidCap 400 Index. The Portfolio may also invest in Standard & Poor’s MidCap Depositary Receipts® (“MidCap SPDRs®”) or other investment companies that provide exposure to the S&P MidCap 400 Index. MidCap SPDRs® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that compose the S&P MidCap 400 Index. Derivatives, such as options, futures, and options on futures, may also be held by the Portfolio incidental to its main investment strategy.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 5

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400 Index. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. While not required, the Portfolio will generally sell securities that the Index manager removes from the Index. Although the Subadvisor will attempt to invest and maintain as much of the Portfolio’s assets as is practical in stocks included among the S&P MidCap 400 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.
Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
Investors should note that the performance presented in the bar chart and table below for periods prior to the inception date of the Class F shares on October 1, 2007 is that of the Portfolio’s Class I shares, adjusted to account for the different expense characteristics of the Class F shares. Both classes of shares of the Portfolio will have substantially similar annual returns because all classes of shares of the Portfolio invest in the same pool of investments, although Class F shares’ performance will be lower than the performance of the Class I shares of the Portfolio because Class F shares have higher operating expenses due to the Class F shares’ Rule 12b-1 fees.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/2009	19.73%
Worst Quarter (of periods shown)	12/31/2008	-25.97%

6 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP S&P MidCap 400 Index Portfolio – Class F	-2.90%	9.85%	7.35%
S&P MidCap 400 Index (reflects no deduction for fees or expenses)	-2.18%	10.68%	8.18%
Lipper VA Mid-Cap Core Funds Average	-3.38%	9.76%	7.15%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Ameritas Investment Partners, Inc. (“AIP”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Kevin L. Keene, CFA	Portfolio Manager, AIP	Since November 2008
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 7

PORTFOLIO SUMMARY

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
Class: F
INVESTMENT OBJECTIVE
The Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.47%
Distribution and service (12b-1) fees	0.20%
Other expenses	0.36%
Total annual fund operating expenses	1.03%
Less fee waiver and/or expense reimbursement[2]	(0.25%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.78%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

[2]
The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.78% through April 30, 2017. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;

•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$301	$542	$1,235
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio seeks to substantially replicate the total return of the securities composing the Russell 2000 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. The Russell 2000 Index is an unmanaged index comprising common stocks of approximately 2000 smaller U.S. companies that aims to include approximately 10% of the total market capitalization of the broader Russell 3000 Index. As of December 31, 2015, the market capitalization of the Russell 2000 Index companies ranged from $15 million to $5.9 billion with a weighted average level of $1.9 billion. The Russell 2000 Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies whose securities have smaller market capitalizations.
The Portfolio will invest primarily in common stocks of the companies that compose the Russell 2000 Index. The Portfolio may also invest in Russell 2000 iShares® or other investment companies that provide the same exposure to the Russell 2000 Index. Russell 2000 iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that compose the Russell 2000 Index. Derivatives such as Russell 2000 Index options and futures, and options on such futures (or S&P MidCap 400 or S&P 500 Index options and futures, and options on such futures, if, in the opinion of the Advisor or Subadvisor, it is not practical to invest in Russell 2000 index options or futures, or options on such futures, at a particular time due to liquidity or price considerations), may also be held by the Portfolio incidental to

8 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

its main investment strategy in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio.
Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000 Index. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. While not required, the Portfolio will generally sell securities that the Index manager removes from the Index. Although the Subadvisor will attempt to invest and maintain as much of the Portfolio’s assets as is practical in stocks included among the Russell 2000 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Small-Cap Company Risk. Prices of small-cap stocks can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.
Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
Investors should note that the performance presented in the bar chart and table below for periods prior to the inception date of the Class F shares on October 4, 2005 is that of the Portfolio’s Class I shares, adjusted to account for the different expense characteristics of the Class F shares. Both classes of shares of the Portfolio will have substantially similar annual returns because all classes of shares of the Portfolio invest in the same pool of investments, although Class F shares’ performance will be lower than the performance of the Class I shares of the Portfolio because Class F shares have higher operating expenses due to the Class F shares’ Rule 12b-1 fees.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/2009	20.56%
Worst Quarter (of periods shown)	12/31/2008	-26.21%

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 9

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP Russell 2000 Small Cap Index Portfolio – Class F	-5.40%	8.16%	5.88%
Russell 2000 Index (reflects no deduction for fees or expenses)	-4.41%	9.19%	6.80%
Lipper VA Small-Cap Core Funds Average	-4.67%	8.99%	6.47%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Ameritas Investment Partners, Inc. (“AIP”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Kevin L. Keene, CFA	Portfolio Manager, AIP	Since November 2008
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

10 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

PORTFOLIO SUMMARY

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
Class: F
INVESTMENT OBJECTIVE
The Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE (Standard) Index (“MSCI EAFE Index”).
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.68%
Distribution and service (12b-1) fees	0.20%
Other expenses	0.38%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	1.27%
Less fee waiver and/or expense reimbursement[2]	(0.07%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20%

[1]	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

[2]
The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 1.19% through April 30, 2017. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;

•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$394	$688	$1,526
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio seeks to substantially replicate the total return of the securities composing the MSCI EAFE Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. The MSCI EAFE Index is a widely accepted benchmark of international stock performance that emphasizes the stocks of companies in major markets in Europe, Australia and Asia (including the Far East). As of December 31, 2015, the market capitalization of the MSCI EAFE Index companies ranged from $54 million to $237.5 billion with a weighted average level of $48.6 billion. The MSCI EAFE Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.
The Portfolio will invest primarily in common stocks of the companies that compose the MSCI EAFE Index. The Portfolio may also invest in EAFE iShares® or other investment companies that provide the same exposure to the MSCI EAFE Index. EAFE iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that compose the MSCI EAFE Index. Derivatives such as options and futures, and options on such futures, that provide exposure to the stocks in the MSCI EAFE Index may also be held by the Portfolio incidental to its main investment strategy. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 11

The investments described in this paragraph are considered to have economic characteristics that are the same as those in the MSCI EAFE Index. The Portfolio may also add new investments in the future that it believes provide effective economic exposure to the MSCI EAFE Index.
The Portfolio may not hold investments in common stocks of all of the companies in the MSCI EAFE Index. In that case, the Portfolio will typically choose to hold all of the stocks that make up the largest portion of the MSCI EAFE Index’s market capitalization value in approximately the same proportion as the Index. When choosing the smaller market capitalization stocks in the MSCI EAFE Index, the Portfolio will attempt to select a sampling of stocks that will match the industry and risk characteristics of these companies without buying all of those stocks. This approach attempts to maximize liquidity while minimizing costs. At such time as the Subadvisor believes the Portfolio has achieved sufficient size, the Subadvisor may attempt to fully replicate the Index. Full replication would be achieved when the Portfolio holds all of the securities in the Index in, as nearly as practicable, identical weightings as the Index.
Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments (described above) with economic characteristics similar to the stocks represented in the MSCI EAFE Index. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. While not required, the Portfolio generally will sell securities that the Index manager removes from the Index. Although the Subadvisor will attempt to invest as much of the Portfolio’s assets as is practical in stocks included among the MSCI EAFE Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.
The Portfolio may invest in American Depositary Receipts (“ADRs”) which may be sponsored or unsponsored.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Portfolio from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Portfolio’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Portfolio’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.
Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value

12 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
Investors should note that the performance presented in the bar chart and table below for periods prior to the inception date of the Class F shares on December 17, 2007 is that of the Portfolio’s Class I shares, adjusted to account for the different expense characteristics of the Class F shares. Both classes of shares of the Portfolio will have substantially similar annual returns because all classes of shares of the Portfolio invest in the same pool of investments, although Class F shares’ performance will be lower than the performance of the Class I shares of the Portfolio because Class F shares have higher operating expenses due to the Class F shares’ Rule 12b-1 fees.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/2009	24.55%
Worst Quarter (of periods shown)	9/30/2011	-20.18%

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP EAFE International Index Portfolio – Class F	-1.84%	2.40%	1.87%
MSCI EAFE Index (reflects no deduction for fees or expenses)	-0.81%	3.60%	3.03%
Lipper VA International Large-Cap Core Funds Average	-3.03%	2.64%	2.63%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. World Asset Management, Inc.  (“World Asset”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Theodore D. Miller	Portfolio Manager, World Asset	Since November 2000
Kevin Foley	Portfolio Manager, World Asset	Since March 2013
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 13

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

14 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

PORTFOLIO SUMMARY

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
Class: F
INVESTMENT OBJECTIVE
The Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100 Index.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.47%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.17%
Total annual fund operating expenses	0.89%
Less fee waiver and/or expense reimbursement[2]	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.87%

[1]	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

[2]	The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.
Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$280	$489	$1,092
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio seeks to substantially replicate the total return of the securities composing the NASDAQ-100 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. The NASDAQ-100 Index is an unmanaged index comprising common stocks of the 100 largest domestic and international non-financial companies on the broader NASDAQ Composite Index based on market capitalization. As of December 31, 2015, the market capitalization of the NASDAQ-100 Index companies ranged from $7.7 billion to $583.6 billion with a weighted average level of $218.9 billion. The NASDAQ-100 Index is modified capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than a company whose securities have a smaller market capitalization.
The Portfolio will invest primarily in common stocks of the companies that compose the NASDAQ-100 Index. The Portfolio may also invest in Nasdaq-100 iShares® or other investment companies that provide the same exposure to the NASDAQ-100 Index. Nasdaq-100 iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that compose the NASDAQ-100 Index. Derivatives, such as NASDAQ-100 Index options and futures, and options on such futures, may also be held by the Portfolio incidental to its main investment strategy in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 15

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments with economic characteristics similar to the stocks represented in the NASDAQ-100 Index. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. While not required, the Portfolio will generally sell securities that the Index manager removes from the Index. Although the Subadvisor will attempt to invest and maintain as much of the Portfolio’s assets as is practical in stocks included among the NASDAQ-100 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.
The Portfolio is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Portfolio may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single security may have greater impact on the Portfolio than on a diversified fund.
Concentration Risk. A downturn in the industries represented in the NASDAQ-100 Index would impact the Portfolio more than a portfolio that does not concentrate in these industries. By focusing on specific sectors or industries, the Portfolio may be more volatile than a typical mutual fund.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Portfolio may fall.
Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.
Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
Investors should note that the performance presented in the bar chart and table below for periods prior to the inception date of the Class F shares on October 30, 2015, is that of the Portfolio’s Class I shares. Both classes of shares of the Portfolio will have substantially similar annual returns because all classes of shares of the Portfolio invest in the same pool of investments, although Class F shares’ performance will be lower than the performance of the Class I shares of the Portfolio because Class F shares have higher operating expenses due to the Class F shares’ Rule 12b-1 fees.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.

16 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	3/31/2012	21.07%
Worst Quarter (of periods shown)	12/31/2008	-23.94%

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP Nasdaq 100 Index Portfolio - Class F	9.02%	16.35%	11.14%
NASDAQ-100 Index (total return) (reflects no deductions for fees and expenses)	9.75%	17.09%	11.82%
Lipper VA Large-Cap Growth Funds Average	6.14%	12.30%	7.67%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Ameritas Investment Partners, Inc. (“AIP”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Kevin L. Keene, CFA	Portfolio Manager, AIP	Since November 2008
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.

A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 17

PORTFOLIO SUMMARY

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
Class: F
INVESTMENT OBJECTIVE
The Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Barclays U.S. Aggregate Bond Index (the “Barclays Index”).
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.42%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.13%
Total annual fund operating expenses	0.80%
Less fee waiver and/or expense reimbursement[2]	(0.09)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.71%

[1]	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

[2]
The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.71% through April 30, 2017. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$244	$433	$979
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 6% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Portfolio seeks to substantially replicate the total return of the securities composing the Barclays Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. The Barclays Index is an unmanaged index of 9,720 U.S. Treasury, government-related and investment grade corporate and securitized fixed-income securities with a total market value of $18 trillion as of December 31, 2015. The Barclays Index is primarily composed of:

•	Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

•
Publicly-traded or 144A corporate and securitized fixed-income securities that either have a rating of BBB- or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service, Inc., or an equivalent rating from another nationally recognized statistical rating organization (“NRSRO”), or are expected to be rated at that level based on the actual ratings of the issuer’s other “index-eligible” fixed-income securities.

Certain securities, such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others, are excluded from the Barclays Index. As of December 31, 2015, the weighted average maturity of the

18 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

securities in the Barclays Index was 7.94 years, the weighted average coupon was 3.18% and the weighted average modified duration was 5.68 years. The Barclays Index includes all “index-eligible” securities that meet minimum par amounts outstanding.
The Portfolio will invest primarily in fixed-income securities that compose the Barclays Index and unrated fixed-income securities with a credit quality, as determined by the Advisor or Subadvisor, that is comparable to the securities that compose the Barclays Index. The Portfolio may also invest in Barclays Capital iShares® or other investment companies that provide the same exposure to the Barclays Index or its component indices. Barclays Capital iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the securities that compose the Barclays Index. Derivatives such as options and futures, and options on futures, may also be held by the Portfolio incidental to its main investment strategy in an attempt to replicate the total return performance of the Barclays index. The Portfolio may also write covered call options on U.S. Treasury securities and options on futures contracts for such securities.
The Portfolio will not purchase bonds that are rated below investment grade, which are commonly known as junk bonds, as assessed at the time of purchase. However, if a bond held in the Portfolio is downgraded to a rating below investment grade, the Portfolio may continue to hold the security until such time as the Subadvisor deems it most advantageous to dispose of the security. An investment grade debt security is rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”), or is an unrated debt security determined by the Advisor to be of comparable credit quality.
The Portfolio will not directly purchase common stocks. However, it may retain up to 5% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto.
Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments with economic characteristics similar to the fixed-income securities represented in the Barclays Index. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. While not required, the Portfolio will generally sell securities that the Index manager removes from the Index. Although the Subadvisor will attempt to invest and maintain as much of the Portfolio’s assets as is practical in fixed-income securities included among the Barclays Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.
Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Bond Market Risk. The market prices of bonds held by the Portfolio may fall.
Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster-than-expected prepayments may cause the Portfolio to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Portfolio to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Collateralized Mortgage Obligation (“CMO”) and Structured Asset-Backed Securities (“ABS”) Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Portfolio holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Portfolio will receive payments of principal may be substantially limited.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Unrated security risk. Unrated securities may be less liquid than rated securities determined to be of comparable quality. When

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 19

the Portfolio purchases unrated securities, it will depend on the Advisor’s and/or Subadvisor’s analysis of credit risk without the assessment of an NRSRO.
Corporate and Taxable Municipal Bond Risk. For corporate and taxable municipal bonds, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.
Warrants Risk. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant can be exercised prudently.
Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
Investors should note that the performance presented in the bar chart and table below for periods prior to the inception date of the Class F shares on October 30, 2015, is that of the Portfolio’s Class I shares. Both classes of shares of the Portfolio will have substantially similar annual returns because all classes of shares of the Portfolio invest in the same pool of investments, although Class F shares’ performance will be lower than the performance of the Class I shares of the Portfolio because Class F shares have higher operating expenses due to the Class F shares’ Rule 12b-1 fees.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	12/31/2008	4.80%
Worst Quarter (of periods shown)	6/30/2013	-2.75%

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP Investment Grade Bond Index Portfolio - Class F	-0.01%	2.99%	4.37%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	0.55%	3.25%	4.51%
Lipper VA Core Bond Funds Average	-0.01%	3.22%	4.21%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Ameritas Investment Partners, Inc. (“AIP”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Tina J. Udell, CFA	Vice President and Managing Director, AIP	Since April 2014
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a

20 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 21

PORTFOLIO SUMMARY

CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
Class: F
INVESTMENT OBJECTIVE
The Portfolio pursues current income and modest growth potential consistent with the preservation of capital, while seeking to manage overall portfolio volatility.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.54%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.11%
Acquired fund fees and expenses	0.08%
Total annual fund operating expenses	0.98%
Less fee waiver and/or expense reimbursement[2]	(0.07%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.91%

[1]	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

[2]
The investment advisor has agreed to contractually limit direct ordinary annual fund operating expenses to 0.83% through April 30, 2017. The expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;

•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$93	$303	$533	$1,193
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 80% of its net assets in exchange-traded funds (“ETFs”) and various derivatives, such as futures contracts and options. The portion of the Portfolio that is invested in ETFs is structured like a fund-of-funds. An ETF is a type of investment company whose investment objective typically is to match the returns of a particular market index, and which generally invests in a broad sample of the securities comprising the particular index. ETFs are traded on a securities exchange at prices quoted by the exchange throughout its trading day. The Portfolio seeks to achieve its objectives by investing in ETFs representing a broad range of asset classes and employing derivatives to manage overall portfolio volatility. Ameritas Investment Partners, Inc. (“AIP”), one of the Portfolio’s subadvisors, is responsible for selecting the ETFs in which the Portfolio invests. Milliman Financial Risk Management LLC (“Milliman”), the Portfolio’s other subadvisor, is responsible for executing the Portfolio’s volatility management strategy described below.
The Portfolio invests in ETFs and trades futures contracts that provide exposure to a variety of indices, including but not limited to those shown below, and varies its exposure based on market conditions:

22 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

U.S. Equity Indices and Related Components
•	NASDAQ 100 Index
•	Standard & Poor’s (“S&P”) 500 Index
•	S&P 500 Growth Index
•	S&P 500 Value Index
•	S&P MidCap 400 Index
•	S&P MidCap 400 Growth Index
•	S&P MidCap 400 Value Index
•	Russell 2000 Index
•	MSCI U.S. REIT Index
•	S&P North American Natural Resources Sector Index

International Equity Indices and Related Components
•	MSCI EAFE Index
•	FTSE Emerging Index
•	FTSE Developed ex North America Index
•	FTSE Global All Cap ex U.S. Index

Fixed Income Indices and Related Components
•	Barclays U.S. Aggregate Bond Index
•	Barclays U.S. Aggregate Float Adjusted Index
•	Barclays U.S. Treasury 20+ Year Index
•	Barclays U.S. Treasury 7-10 Year Index
•	Barclays U.S. 1-5 Year Corporate Bond Index
•	Barclays U.S. Credit 5-10 Year Index
•	Barclays U.S. Intermediate Credit Index
•	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index
•	Barclays U.S. Mortgage-Backed Securities Index
•	Barclays High Yield Very Liquid Index
•	iBoxx USD Liquid Investment Grade Index
•	Deutsche Bank Emerging Market USD Liquid Balanced Index
AIP considers the risk and return characteristics of the various asset classes represented by the indices, and the correlation of those characteristics between the various asset classes, in determining a range of possible allocations for each asset class given prevailing market conditions. AIP then reviews the historical returns and the current holdings of the ETFs, and uses that information to select ETF weightings that are consistent with the overall portfolio volatility target. The weighting of the Portfolio’s ETF investments representing U.S. and international equity indices and fixed income indices will typically range above and below the targeted asset allocation for each such asset class as shown in the chart below. The targeted asset allocations shown in the chart do not sum to 100% because the Portfolio's composite benchmark includes a cash allocation.

ETFs that track:	Targeted Asset Allocation (% of net assets)	Typical Asset Allocation Range (% of net assets)
U.S. & International Equity Indices (“Equity ETFs”)	48%	25-65%
Fixed Income Indices (“Fixed Income ETFs”)	48%	40-70%
AIP may reallocate net assets among the various ETFs as market conditions warrant and may allocate portions of the Portfolio to ETFs that track equity and fixed income indices other than those listed above.
The ETFs represent a variety of asset categories and investment styles. The Equity ETFs are based on indices comprised of the common stock of U.S. and non-U.S. issuers whose fundamentals appeal to growth and value-oriented investors, as well as indices comprised of real estate investment trusts (“REITs”) and natural resource-related stocks. The Fixed Income ETFs are based on indices comprised of fixed income securities of U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, and securities rated below investment grade (commonly known as “junk bonds”).
In its selection of investments for the Portfolio, AIP seeks ETFs that are representative of the desired asset class and whose underlying fundamentals appear to have the potential for above-average long-term performance. These may include ETFs that are expected to show above-average growth over the long-term as well as those that appear to AIP to be undervalued.
The Portfolio may sell or reduce its position in an ETF when, in AIP’s opinion, the macroeconomic outlook changes, valuation issues arise, the Portfolio needs to be rebalanced, or there is better opportunity elsewhere.
The Portfolio’s other subadvisor, Milliman, is responsible for executing the volatility management strategy. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument, index or portfolio over time. Changes in the level of market volatility may result in rapid and dramatic price swings. Milliman seeks to stabilize the volatility of the Portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant and sustained market declines, while providing opportunity for growth during periods when markets are appreciating. The Portfolio generally targets an annualized return volatility level of 8%. While Milliman attempts to manage the Portfolio’s volatility to this target, over any particular time horizon the Portfolio may experience return volatility that is higher or lower than its target return volatility.
The volatility management strategy is implemented by entering into futures contracts based on one or more stock market indices, although it is possible that other derivative instruments will be used in the future to implement the strategy. An index future is a contract to buy or sell the cash value of a specific market index at a specified price by a specified date. Milliman implements the volatility management strategy primarily through futures positions in an attempt to hedge against changes

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 23

in market volatility and declines in the value of the Portfolio’s investments in ETFs. Milliman seeks to stabilize volatility in the Portfolio over time at the target level by continuously monitoring and forecasting volatility in the markets utilizing a proprietary model, and adjusting the Portfolio’s futures positions in response to specific changes in the market and the Portfolio. To the extent that the volatility management strategy realizes gains, the Portfolio may use these gains to further invest in ETFs in an effort to increase long-term returns.
Futures contracts may involve the use of leverage. Amounts referred to as margin are posted to establish and maintain a position in a futures contract, but gains and losses on each futures contract are calculated based on the notional value of the futures contract, which is much larger than the margin. The notional value represents the economic exposure provided by each futures contract. Accordingly, the notional value of the Portfolio’s short futures positions will generally not exceed 65% of its net assets, which is the Portfolio’s maximum exposure to Equity ETFs. Similarly, the notional value of the Portfolio’s long futures positions will generally not exceed 10% of its net assets, which is an approximation of the portion of Portfolio’s net assets that will be allocated to the implementation of the volatility management strategy.
The Portfolio may, without limitation, invest in lower risk assets such as cash or short-term fixed-income securities instead of riskier assets such as equity and fixed-income ETFs and derivatives. The Fund also may engage in active and frequent trading of ETFs and derivatives to achieve its primary investment objective.
Principal Risks
Asset Allocation Risk. AIP’s selection of ETFs and the allocation of Portfolio assets to those ETFs may cause the Portfolio to underperform.
Management Risk. Individual investments of an ETF may not perform as expected, and the ETF’s portfolio management practices may not achieve the desired result. In addition, the volatility management strategy may not achieve its desired results.
Volatility Management Strategy Risk. Although the volatility management strategy seeks competitive investment returns with more consistent volatility of returns over time, the attainment and maintenance of the more consistent volatility does not ensure that the Portfolio will deliver competitive returns. The volatility management strategy may dampen the Portfolio’s downside risk over time, but may also cause the Portfolio’s investment returns to lag behind those of its benchmark, especially during a rising equity market, and this underperformance could be significant.
Exchange-Traded Fund (ETF) Risk. An ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. The risks of investment in ETFs typically reflect the risk of the types of securities in which the ETFs invest. In addition, when the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the

ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Portfolio with ETFs and derivatives that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), and may translate to higher transaction costs.
Equity Investments. The Portfolio shares the principal risks of the equity securities held by the underlying ETFs, including the key risks below.
Stock Market Risk. The market prices of stocks held by the underlying ETFs may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Market Capitalization Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Natural Resources Risk. Natural resources have a historically low correlation to financial assets such as stocks and bonds. Correspondingly, their prices respond differently to financial market and economic conditions, although both are driven by the basic forces of supply and demand. However, because stocks and bonds are traded publicly on a secondary market, prices can quickly reflect forecasted earnings and future cash flows.

24 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

Conversely, many factors may contribute to how natural resources prices respond to market events including warehousing and delivery constraints, changes in supply and demand dynamics, and a potential lack of fungibility. Other factors affecting natural resources prices include weather, agricultural production, disease, pestilence, technological developments, changes in interest rates, and domestic and foreign political and economic events and policies, including trade, fiscal, monetary and currency exchange policies. In addition, markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising.
Real Estate Investing Risk. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.
Fixed-Income Investments. The Portfolio shares the principal risks of fixed-income securities held by the underlying ETFs, including the key risks below.
Bond Market Risk. The market prices of bonds held by the underlying ETFs may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster-than-expected prepayments may cause the Portfolio to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Portfolio to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Money Market Investments. The Portfolio shares the principal risks of money market securities held by the underlying ETFs, including the key risk below.
Money Market Risk. Yield will change in response to market interest rates; in general, as market rates go up, so will yield, and vice versa. Credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Volatility Management. The Portfolio shares the principal risks associated with its volatility management strategy, including the key risks below.
Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Portfolio’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Portfolio's returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Model Risk. The volatility management models may not accurately represent risk and projected performance, in which case performance may deviate from expectations. For example, market environments during which the stock market trends generally higher often experience low volatility, but the

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 25

Portfolio may underperform in those market environments if the volatility management models forecast higher volatility. Conversely, market environments during which the stock market experiences sudden and sharp declines often experience high volatility, but the Portfolio may underperform in those market environments if the models forecast lower volatility.
Basis Risk. There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, changes in futures contract prices may not track those of the underlying securities or indexes they are intended to. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given futures position not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading.
Hedging Risk. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the Portfolio’s investment in exchange-traded futures and their resulting costs could limit the Portfolio’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general. In addition, there may be deviations between the derivatives used in the volatility management strategy and the elements of risk those derivatives are meant to manage. For example, a portion of the annualized return volatility that the Portfolio will experience will arise from the Portfolio’s holdings of ETFs that invest in fixed-income securities; however, Milliman intends to use stock index futures contracts to implement the volatility management strategy. Accordingly, the volatility management strategy may not achieve its objective during periods when the fixed-income markets are unusually volatile.
Gap Risk. Large discontinuous jumps in the market may cause the volatility management strategy to underperform.
Credit Risk. The hedging strategies employed in the volatility management strategy can introduce counterparty credit risk, even though efforts are made to mitigate this risk through the use of collateral and clearing mechanisms.
Leverage Risk. The volatility management strategy employs leverage to utilize capital efficiently. While losses should in no circumstance exceed the value of the hedged position, they may be large relative to the amount of capital employed.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark index, a composite index and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The table below shows the Moderate Portfolio Custom Blended Benchmark (48% Barclays U.S. Aggregate Bond Index, 36% Russell 3000 Index, 10% MSCI EAFE Index, 4% Three-Month T-Bill Bellwether Index, 2% MSCI U.S. REIT Index) because it is more consistent with the Portfolio’s portfolio construction process and represents a more accurate reflection of the Portfolio’s anticipated risk and return patterns.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/2014	3.49%
Worst Quarter (of periods shown)	9/30/2015	-3.78%

Average Annual Total Returns (as of 12/31/15)	1 Year	Since Inception (4/30/13)
Calvert VP Volatility Managed Moderate Portfolio	-1.22%	2.93%
S&P 500 Daily Risk Control 7.5% Index	-2.64%	4.93%
Moderate Portfolio Custom Blended Benchmark (reflects no deduction for fees or expenses)	0.84%	5.30%
Lipper VA Mixed-Asset Target Allocation Moderate Funds Average	-1.42%	4.38%

26 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Ameritas Investment Partners, Inc. (“AIP”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Kevin L. Keene, CFA	Portfolio Manager, AIP	Since April 2013
Investment Subadvisor. Milliman Financial Risk Management LLC (“Milliman”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Adam Schenck, CFA, FRM	Financial Risk Management Portfolio Manager, Milliman	Since April 2013
Blake Graves, FRM	Financial Risk Management Portfolio Manager, Milliman	Since April 2013
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 27

PORTFOLIO SUMMARY

CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
Class: F
INVESTMENT OBJECTIVE
The Portfolio pursues a balance of current income and growth potential, while seeking to manage overall portfolio volatility.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.54%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.13%
Acquired fund fees and expenses	0.08%
Total annual fund operating expenses	1.00%
Less fee waiver and/or expense reimbursement[2]	(0.09%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.91%

[1]	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

[2]
The investment advisor has agreed to contractually limit direct ordinary annual fund operating expenses to 0.83% through April 30, 2017. The expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;

•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$93	$307	$542	$1,215
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 80% of its net assets in exchange-traded funds (“ETFs”) and various derivatives, such as futures contracts and options. The portion of the Portfolio that is invested in ETFs is structured like a fund-of-funds. An ETF is a type of investment company whose investment objective typically is to match the returns of a particular market index, and which generally invests in a broad sample of the securities comprising the particular index. ETFs are traded on a securities exchange at prices quoted by the exchange throughout its trading day. The Portfolio seeks to achieve its objectives by investing in ETFs representing a broad range of asset classes and employing derivatives to manage overall portfolio volatility. Ameritas Investment Partners, Inc. (“AIP”), one of the Portfolio’s subadvisors, is responsible for selecting the ETFs in which the Portfolio invests. Milliman Financial Risk Management LLC (“Milliman”), the Portfolio’s other subadvisor, is responsible for executing the Portfolio’s volatility management strategy described below.
The Portfolio invests in ETFs and trades futures contracts that provide exposure to a variety of indices, including but not limited to those shown below, and varies its exposure based on market conditions:

28 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

U.S. Equity Indices and Related Components
•	NASDAQ 100 Index
•	Standard & Poor’s (“S&P”) 500 Index
•	S&P 500 Growth Index
•	S&P 500 Value Index
•	S&P MidCap 400 Index
•	S&P MidCap 400 Growth Index
•	S&P MidCap 400 Value Index
•	Russell 2000 Index
•	MSCI U.S. REIT Index
•	S&P North American Natural Resources Sector Index

International Equity Indices and Related Components
•	MSCI EAFE Index
•	FTSE Emerging Index
•	FTSE Developed ex North America Index
•	FTSE Global All Cap ex U.S. Index

Fixed Income Indices and Related Components
•	Barclays U.S. Aggregate Bond Index
•	Barclays U.S. Aggregate Float Adjusted Index
•	Barclays U.S. Treasury 20+ Year Index
•	Barclays U.S. Treasury 7-10 Year Index
•	Barclays U.S. 1-5 Year Corporate Bond Index
•	Barclays U.S. Credit 5-10 Year Index
•	Barclays U.S. Intermediate Credit Index
•	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index
•	Barclays U.S. Mortgage-Backed Securities Index
•	Barclays High Yield Very Liquid Index
•	iBoxx USD Liquid Investment Grade Index
•	Deutsche Bank Emerging Market USD Liquid Balanced Index
AIP considers the risk and return characteristics of the various asset classes represented by the indices, and the correlation of those characteristics between the various asset classes, in determining a range of possible allocations for each asset class given prevailing market conditions. AIP then reviews the historical returns and the current holdings of the ETFs, and uses that information to select ETF weightings that are consistent with the overall portfolio volatility target. The weighting of the Portfolio’s ETF investments representing U.S. and international equity indices and fixed income indices will typically range above and below the targeted asset allocation for each such asset class as shown in the chart below. The targeted asset allocations shown in the chart do not sum to 100% because the Portfolio's composite benchmark includes a cash allocation.

ETFs that track:	Targeted Asset Allocation (% of net assets)	Typical Asset Allocation Range (% of net assets)
U.S. & International Equity Indices (“Equity ETFs”)	63%	40-80%
Fixed Income Indices (“Fixed Income ETFs”)	33%	25-55%
AIP may reallocate net assets among the various ETFs as market conditions warrant and may allocate portions of the Portfolio to ETFs that track equity and fixed income indices other than those listed above.
The ETFs represent a variety of asset categories and investment styles. The Equity ETFs are based on indices comprised of the common stock of U.S. and non-U.S. issuers whose fundamentals appeal to growth and value-oriented investors, as well as indices comprised of real estate investment trusts (“REITs”) and natural resource-related stocks. The Fixed Income ETFs are based on indices comprised of fixed income securities of U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, and securities rated below investment grade (commonly known as “junk bonds”).
In its selection of investments for the Portfolio, AIP seeks ETFs that are representative of the desired asset class and whose underlying fundamentals appear to have the potential for above-average long-term performance. These may include ETFs that are expected to show above-average growth over the long-term as well as those that appear to AIP to be undervalued.
The Portfolio may sell or reduce its position in an ETF when, in AIP’s opinion, the macroeconomic outlook changes, valuation issues arise, the Portfolio needs to be rebalanced, or there is better opportunity elsewhere.
The Portfolio’s other subadvisor, Milliman, is responsible for executing the volatility management strategy. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument, index or portfolio over time. Changes in the level of market volatility may result in rapid and dramatic price swings. Milliman seeks to stabilize the volatility of the Portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant and sustained market declines, while providing opportunity for growth during periods when markets are appreciating. The Portfolio generally targets an annualized return volatility level of 10%. While Milliman attempts to manage the Portfolio’s volatility to this target, over any particular time horizon the Portfolio may experience return volatility that is higher or lower than its target return volatility.
The volatility management strategy is implemented by entering into futures contracts based on one or more stock market indices, although it is possible that other derivative instruments will be used in the future to implement the strategy. An index future is a contract to buy or sell the cash value of a specific market index at a specified price by a specified date. Milliman implements the volatility management strategy primarily through futures positions in an attempt to hedge against changes

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 29

in market volatility and declines in the value of the Portfolio’s investments in ETFs. Milliman seeks to stabilize volatility in the Portfolio over time at the target level by continuously monitoring and forecasting volatility in the markets utilizing a proprietary model, and adjusting the Portfolio’s futures positions in response to specific changes in the market and the Portfolio. To the extent that the volatility management strategy realizes gains, the Portfolio may use these gains to further invest in ETFs in an effort to increase long-term returns.
Futures contracts may involve the use of leverage. Amounts referred to as margin are posted to establish and maintain a position in a futures contract, but gains and losses on each futures contract are calculated based on the notional value of the futures contract, which is much larger than the margin. The notional value represents the economic exposure provided by each futures contract. Accordingly, the notional value of the Portfolio’s short futures positions will generally not exceed 80% of its net assets, which is the Portfolio’s maximum exposure to Equity ETFs. Similarly, the notional value of the Portfolio’s long futures positions will generally not exceed 10% of its net assets, which is an approximation of the portion of Portfolio’s net assets that will be allocated to the implementation of the volatility management strategy.
The Portfolio may, without limitation, invest in lower risk assets such as cash or short-term fixed-income securities instead of riskier assets such as equity and fixed-income ETFs and derivatives. The Fund also may engage in active and frequent trading of ETFs and derivatives to achieve its primary investment objective.
Principal Risks
Asset Allocation Risk. AIP’s selection of ETFs and the allocation of Portfolio assets to those ETFs may cause the Portfolio to underperform.
Management Risk. Individual investments of an ETF may not perform as expected, and the ETF’s portfolio management practices may not achieve the desired result. In addition, the volatility management strategy may not achieve its desired results.
Volatility Management Strategy Risk. Although the volatility management strategy seeks competitive investment returns with more consistent volatility of returns over time, the attainment and maintenance of the more consistent volatility does not ensure that the Portfolio will deliver competitive returns. The volatility management strategy may dampen the Portfolio’s downside risk over time, but may also cause the Portfolio’s investment returns to lag behind those of its benchmark, especially during a rising equity market, and this underperformance could be significant.
Exchange-Traded Fund (ETF) Risk. An ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. The risks of investment in ETFs typically reflect the risk of the types of securities in which the ETFs invest. In addition, when the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the

ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Portfolio with ETFs and derivatives that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), and may translate to higher transaction costs.
Equity Investments. The Portfolio shares the principal risks of the equity securities held by the underlying ETFs, including the key risks below.
Stock Market Risk. The market prices of stocks held by the underlying ETFs may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Market Capitalization Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Natural Resources Risk. Natural resources have a historically low correlation to financial assets such as stocks and bonds. Correspondingly, their prices respond differently to financial market and economic conditions, although both are driven by the basic forces of supply and demand. However, because stocks and bonds are traded publicly on a secondary market, prices can quickly reflect forecasted earnings and future cash flows.

30 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

Conversely, many factors may contribute to how natural resources prices respond to market events including warehousing and delivery constraints, changes in supply and demand dynamics, and a potential lack of fungibility. Other factors affecting natural resources prices include weather, agricultural production, disease, pestilence, technological developments, changes in interest rates, and domestic and foreign political and economic events and policies, including trade, fiscal, monetary and currency exchange policies. In addition, markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising.
Real Estate Investing Risk. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.
Fixed-Income Investments. The Portfolio shares the principal risks of fixed-income securities held by the underlying ETFs, including the key risks below.
Bond Market Risk. The market prices of bonds held by the underlying ETFs may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster-than-expected prepayments may cause the Portfolio to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Portfolio to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Money Market Investments. The Portfolio shares the principal risks of money market securities held by the underlying ETFs, including the key risk below.
Money Market Risk. Yield will change in response to market interest rates; in general, as market rates go up, so will yield, and vice versa. Credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Volatility Management. The Portfolio shares the principal risks associated with its volatility management strategy, including the key risks below.
Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Portfolio’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Portfolio's returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Model Risk. The volatility management models may not accurately represent risk and projected performance, in which case performance may deviate from expectations. For example, market environments during which the stock market trends generally higher often experience low volatility, but the

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 31

Portfolio may underperform in those market environments if the volatility management models forecast higher volatility. Conversely, market environments during which the stock market experiences sudden and sharp declines often experience high volatility, but the Portfolio may underperform in those market environments if the models forecast lower volatility.
Basis Risk. There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, changes in futures contract prices may not track those of the underlying securities or indexes they are intended to. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given futures position not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading.
Hedging Risk. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the Portfolio’s investment in exchange-traded futures and their resulting costs could limit the Portfolio’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general. In addition, there may be deviations between the derivatives used in the volatility management strategy and the elements of risk those derivatives are meant to manage. For example, a portion of the annualized return volatility that the Portfolio will experience will arise from the Portfolio’s holdings of ETFs that invest in fixed-income securities; however, Milliman intends to use stock index futures contracts to implement the volatility management strategy. Accordingly, the volatility management strategy may not achieve its objective during periods when the fixed-income markets are unusually volatile.
Gap Risk. Large discontinuous jumps in the market may cause the volatility management strategy to underperform.
Credit Risk. The hedging strategies employed in the volatility management strategy can introduce counterparty credit risk, even though efforts are made to mitigate this risk through the use of collateral and clearing mechanisms.
Leverage Risk. The volatility management strategy employs leverage to utilize capital efficiently. While losses should in no circumstance exceed the value of the hedged position, they may be large relative to the amount of capital employed.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark index, a composite index and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The table below shows the Moderate Growth Portfolio Custom Blended Benchmark (33% Barclays U.S. Aggregate Bond Index, 47% Russell 3000 Index, 13% MSCI EAFE Index, 4% Three-Month T-Bill Bellwether Index, 3% MSCI U.S. REIT Index) because it is more consistent with the Portfolio’s portfolio construction process and represents a more accurate reflection of the Portfolio’s anticipated risk and return patterns.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/2014	3.75%
Worst Quarter (of periods shown)	9/30/2015	-5.19%

Average Annual Total Returns (as of 12/31/15)	1 Year	Since Inception (4/30/13)
Calvert VP Volatility Managed Moderate Growth Portfolio	-2.29%	3.16%
S&P 500 Daily Risk Control 10% Index	-3.64%	6.31%
Moderate Growth Portfolio Custom Blended Benchmark (reflects no deduction for fees or expenses)	0.83%	6.52%
Lipper VA Mixed-Asset Target Allocation Growth Funds Average	-1.29%	5.67%

32 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Ameritas Investment Partners, Inc. (“AIP”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Kevin L. Keene, CFA	Portfolio Manager, AIP	Since April 2013
Investment Subadvisor. Milliman Financial Risk Management LLC (“Milliman”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Adam Schenck, CFA, FRM	Financial Risk Management Portfolio Manager, Milliman	Since April 2013
Blake Graves, FRM	Financial Risk Management Portfolio Manager, Milliman	Since April 2013
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 33

PORTFOLIO SUMMARY

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
Class: F
INVESTMENT OBJECTIVE
The Portfolio pursues growth potential and some current income, while seeking to manage overall portfolio volatility.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.54%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.09%
Acquired fund fees and expenses	0.10%
Total annual fund operating expenses	0.98%
Less fee waiver and/or expense reimbursement[2]	(0.05%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.93%

[1]	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

[2]
The investment advisor has agreed to contractually limit direct ordinary annual fund operating expenses to 0.83% through April 30, 2017. The expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;

•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$305	$535	$1,195
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 80% of its net assets in exchange-traded funds (“ETFs”) and various derivatives, such as futures contracts and options. The portion of the Portfolio that is invested in ETFs is structured like a fund-of-funds. An ETF is a type of investment company whose investment objective typically is to match the returns of a particular market index, and which generally invests in a broad sample of the securities comprising the particular index. ETFs are traded on a securities exchange at prices quoted by the exchange throughout its trading day. The Portfolio seeks to achieve its objectives by investing in ETFs representing a broad range of asset classes and employing derivatives to manage overall portfolio volatility. Ameritas Investment Partners, Inc. (“AIP”), one of the Portfolio’s subadvisors, is responsible for selecting the ETFs in which the Portfolio invests. Milliman Financial Risk Management LLC (“Milliman”), the Portfolio’s other subadvisor, is responsible for executing the Portfolio’s volatility management strategy described below.
The Portfolio invests in ETFs and trades futures contracts that provide exposure to a variety of indices, including but not limited to those shown below, and varies its exposure based on market conditions:

34 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

U.S. Equity Indices and Related Components
•	NASDAQ 100 Index
•	Standard & Poor’s (“S&P”) 500 Index
•	S&P 500 Growth Index
•	S&P 500 Value Index
•	S&P MidCap 400 Index
•	S&P MidCap 400 Growth Index
•	S&P MidCap 400 Value Index
•	Russell 2000 Index
•	MSCI U.S. REIT Index
•	S&P North American Natural Resources Sector Index

International Equity Indices and Related Components
•	MSCI EAFE Index
•	FTSE Emerging Index
•	FTSE Developed ex North America Index
•	FTSE Global All Cap ex U.S. Index

Fixed Income Indices and Related Components
•	Barclays U.S. Aggregate Bond Index
•	Barclays U.S. Aggregate Float Adjusted Index
•	Barclays U.S. Treasury 20+ Year Index
•	Barclays U.S. Treasury 7-10 Year Index
•	Barclays U.S. 1-5 Year Corporate Bond Index
•	Barclays U.S. Credit 5-10 Year Index
•	Barclays U.S. Intermediate Credit Index
•	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index
•	Barclays U.S. Mortgage-Backed Securities Index
•	Barclays High Yield Very Liquid Index
•	iBoxx USD Liquid Investment Grade Index
•	Deutsche Bank Emerging Market USD Liquid Balanced Index
AIP considers the risk and return characteristics of the various asset classes represented by the indices, and the correlation of those characteristics between the various asset classes, in determining a range of possible allocations for each asset class given prevailing market conditions. AIP then reviews the historical returns and the current holdings of the ETFs, and uses that information to select ETF weightings that are consistent with the overall portfolio volatility target. The weighting of the Portfolio’s ETF investments representing U.S. and international equity indices and fixed income indices will typically range above and below the targeted asset allocation for each such asset class as shown in the chart below. The targeted asset allocations shown in the chart do not sum to 100% because the Portfolio's composite benchmark includes a cash allocation.

ETFs that track:	Targeted Asset Allocation (% of net assets)	Typical Asset Allocation Range (% of net assets)
U.S. & International Equity Indices (“Equity ETFs”)	78%	55-95%
Fixed Income Indices (“Fixed Income ETFs”)	18%	10-40%
AIP may reallocate net assets among the various ETFs as market conditions warrant and may allocate portions of the Portfolio to ETFs that track equity and fixed income indices other than those listed above.
The ETFs represent a variety of asset categories and investment styles. The Equity ETFs are based on indices comprised of the common stock of U.S. and non-U.S. issuers whose fundamentals appeal to growth and value-oriented investors, as well as indices comprised of real estate investment trusts (“REITs”) and natural resource-related stocks. The Fixed Income ETFs are based on indices comprised of fixed income securities of U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, and securities rated below investment grade (commonly known as “junk bonds”).
In its selection of investments for the Portfolio, AIP seeks ETFs that are representative of the desired asset class and whose underlying fundamentals appear to have the potential for above-average long-term performance. These may include ETFs that are expected to show above-average growth over the long-term as well as those that appear to AIP to be undervalued.
The Portfolio may sell or reduce its position in an ETF when, in AIP’s opinion, the macroeconomic outlook changes, valuation issues arise, the Portfolio needs to be rebalanced, or there is better opportunity elsewhere.
The Portfolio’s other subadvisor, Milliman, is responsible for executing the volatility management strategy. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument, index or portfolio over time. Changes in the level of market volatility may result in rapid and dramatic price swings. Milliman seeks to stabilize the volatility of the Portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant and sustained market declines, while providing opportunity for growth during periods when markets are appreciating. The Portfolio generally targets an annualized return volatility level of 12%. While Milliman attempts to manage the Portfolio’s volatility to this target, over any particular time horizon the Portfolio may experience return volatility that is higher or lower than its target return volatility.
The volatility management strategy is implemented by entering into futures contracts based on one or more stock market indices, although it is possible that other derivative instruments will be used in the future to implement the strategy. An index future is a contract to buy or sell the cash value of a specific market index at a specified price by a specified date. Milliman implements the volatility management strategy primarily through futures positions in an attempt to hedge against changes

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 35

in market volatility and declines in the value of the Portfolio’s investments in ETFs. Milliman seeks to stabilize volatility in the Portfolio over time at the target level by continuously monitoring and forecasting volatility in the markets utilizing a proprietary model, and adjusting the Portfolio’s futures positions in response to specific changes in the market and the Portfolio. To the extent that the volatility management strategy realizes gains, the Portfolio may use these gains to further invest in ETFs in an effort to increase long-term returns.
Futures contracts may involve the use of leverage. Amounts referred to as margin are posted to establish and maintain a position in a futures contract, but gains and losses on each futures contract are calculated based on the notional value of the futures contract, which is much larger than the margin. The notional value represents the economic exposure provided by each futures contract. Accordingly, the notional value of the Portfolio’s short futures positions will generally not exceed 95% of its net assets, which is the Portfolio’s maximum exposure to Equity ETFs. Similarly, the notional value of the Portfolio’s long futures positions will generally not exceed 10% of its net assets, which is an approximation of the portion of Portfolio’s net assets that will be allocated to the implementation of the volatility management strategy.
The Portfolio may, without limitation, invest in lower risk assets such as cash or short-term fixed-income securities instead of riskier assets such as equity and fixed-income ETFs and derivatives. The Fund also may engage in active and frequent trading of ETFs and derivatives to achieve its primary investment objective.
Principal Risks
Asset Allocation Risk. AIP’s selection of ETFs and the allocation of Portfolio assets to those ETFs may cause the Portfolio to underperform.
Management Risk. Individual investments of an ETF may not perform as expected, and the ETF’s portfolio management practices may not achieve the desired result. In addition, the volatility management strategy may not achieve its desired results.
Volatility Management Strategy Risk. Although the volatility management strategy seeks competitive investment returns with more consistent volatility of returns over time, the attainment and maintenance of the more consistent volatility does not ensure that the Portfolio will deliver competitive returns. The volatility management strategy may dampen the Portfolio’s downside risk over time, but may also cause the Portfolio’s investment returns to lag behind those of its benchmark, especially during a rising equity market, and this underperformance could be significant.
Exchange-Traded Fund (ETF) Risk. An ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. The risks of investment in ETFs typically reflect the risk of the types of securities in which the ETFs invest. In addition, when the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the

ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Portfolio with ETFs and derivatives that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), and may translate to higher transaction costs.
Equity Investments. The Portfolio shares the principal risks of the equity securities held by the underlying ETFs, including the key risks below.
Stock Market Risk. The market prices of stocks held by the underlying ETFs may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Market Capitalization Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Natural Resources Risk. Natural resources have a historically low correlation to financial assets such as stocks and bonds. Correspondingly, their prices respond differently to financial market and economic conditions, although both are driven by the basic forces of supply and demand. However, because stocks and bonds are traded publicly on a secondary market, prices can quickly reflect forecasted earnings and future cash flows.

36 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

Conversely, many factors may contribute to how natural resources prices respond to market events including warehousing and delivery constraints, changes in supply and demand dynamics, and a potential lack of fungibility. Other factors affecting natural resources prices include weather, agricultural production, disease, pestilence, technological developments, changes in interest rates, and domestic and foreign political and economic events and policies, including trade, fiscal, monetary and currency exchange policies. In addition, markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising.
Real Estate Investing Risk. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.
Fixed-Income Investments. The Portfolio shares the principal risks of fixed-income securities held by the underlying ETFs, including the key risks below.
Bond Market Risk. The market prices of bonds held by the underlying ETFs may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster-than-expected prepayments may cause the Portfolio to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Portfolio to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Money Market Investments. The Portfolio shares the principal risks of money market securities held by the underlying ETFs, including the key risk below.
Money Market Risk. Yield will change in response to market interest rates; in general, as market rates go up, so will yield, and vice versa. Credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Volatility Management. The Portfolio shares the principal risks associated with its volatility management strategy, including the key risks below.
Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Portfolio’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Portfolio's returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Model Risk. The volatility management models may not accurately represent risk and projected performance, in which case performance may deviate from expectations. For example, market environments during which the stock market trends generally higher often experience low volatility, but the

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 37

Portfolio may underperform in those market environments if the volatility management models forecast higher volatility. Conversely, market environments during which the stock market experiences sudden and sharp declines often experience high volatility, but the Portfolio may underperform in those market environments if the models forecast lower volatility.
Basis Risk. There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, changes in futures contract prices may not track those of the underlying securities or indexes they are intended to. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given futures position not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading.
Hedging Risk. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the Portfolio’s investment in exchange-traded futures and their resulting costs could limit the Portfolio’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general. In addition, there may be deviations between the derivatives used in the volatility management strategy and the elements of risk those derivatives are meant to manage. For example, a portion of the annualized return volatility that the Portfolio will experience will arise from the Portfolio’s holdings of ETFs that invest in fixed-income securities; however, Milliman intends to use stock index futures contracts to implement the volatility management strategy. Accordingly, the volatility management strategy may not achieve its objective during periods when the fixed-income markets are unusually volatile.
Gap Risk. Large discontinuous jumps in the market may cause the volatility management strategy to underperform.
Credit Risk. The hedging strategies employed in the volatility management strategy can introduce counterparty credit risk, even though efforts are made to mitigate this risk through the use of collateral and clearing mechanisms.
Leverage Risk. The volatility management strategy employs leverage to utilize capital efficiently. While losses should in no circumstance exceed the value of the hedged position, they may be large relative to the amount of capital employed.
Performance
The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark index, a composite index and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The table below shows the Growth Portfolio Custom Blended Benchmark (18% Barclays U.S. Aggregate Bond Index, 58% Russell 3000 Index, 16% MSCI EAFE Index, 4% Three-Month T-Bill Bellwether Index, 4% MSCI U.S. REIT Index) because it is more consistent with the Portfolio’s portfolio construction process and represents a more accurate reflection of the Portfolio’s anticipated risk and return patterns.
The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.
The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/2014	3.88%
Worst Quarter (of periods shown)	9/30/2015	-6.25%

Average Annual Total Returns (as of 12/31/15)	1 Year	Since Inception (4/30/13)
Calvert VP Volatility Managed Growth Portfolio	-3.51%	3.14%
S&P 500 Daily Risk Control 12% Index	-4.51%	7.46%
Growth Portfolio Custom Blended Benchmark (reflects no deduction for fees or expenses)	0.77%	7.71%
Lipper VA Multi-Cap Core Funds Average	-1.29%	15.95%

38 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Ameritas Investment Partners, Inc. (“AIP”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Kevin L. Keene, CFA	Portfolio Manager, AIP	Since April 2013
Investment Subadvisor. Milliman Financial Risk Management LLC (“Milliman”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Adam Schenck, CFA, FRM	Financial Risk Management Portfolio Manager, Milliman	Since April 2013
Blake Graves, FRM	Financial Risk Management Portfolio Manager, Milliman	Since April 2013
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 39

MORE INFORMATION ON FEES AND EXPENSES
Management Fees
Management fees include the advisory fee paid by the Portfolio to the Advisor and the administrative fee paid by the Portfolio to Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor.
With respect to the amount of each Portfolio’s advisory fee, see “Advisory Fees” in this Prospectus.
The administrative fees (as a percentage of the Portfolio’s net assets) paid by each Portfolio for the most recent fiscal year are as follows.

Portfolio	Administrative Fee[1]
Calvert VP SRI Balanced Portfolio	0.275%
Calvert VP S&P MidCap 400 Index Portfolio	0.10%
Calvert VP Russell 2000 Small Cap Index Portfolio	0.10%
Calvert VP EAFE International Index Portfolio	0.10%
Calvert VP Nasdaq 100 Index Portfolio	0.10%
Calvert VP Investment Grade Bond Index Portfolio	0.10%
Calvert VP Volatility Managed Moderate Portfolio	0.10%
Calvert VP Volatility Managed Moderate Growth Portfolio	0.10%
Calvert VP Volatility Managed Growth Portfolio	0.10%
1Commencing May 1, 2016, the administrative fee for each share class of each fund listed above is 0.12%. CIAS has agreed to contractually waive 0.02% (2 basis points) of the administrative fee for each fund listed above, excluding Calvert VP SRI Balanced Portfolio, through April 30, 2018.
Other Expenses
“Other expenses” include custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services. The amount paid to third parties for subtransfer agent/recordkeeping services varies depending on the share class and services provided, but the Portfolio will not pay more than 0.11% of its average net assets attributable to any such third-party service provider.
Acquired Fund Fees and Expenses
Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by a Portfolio through its investments in mutual funds, hedge funds, private equity funds and other investment companies. This includes underlying management fees and expenses, including any incentive allocations (typically 20%), of private limited partnerships and limited liability companies (together, “Partnerships”), and any exchange-traded funds acquired by the Portfolio. This amount is based on historic fees and expenses, and Partnership performance if applicable, and may vary substantially from year to year.
Total Annual Portfolio Operating Expenses shown in the “Fees and Expenses” table in the Portfolio Summary do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratio reflects the operating expenses of the Portfolio and does not include indirect expenses such as acquired fund fees and expenses.
Contractual Fee Waivers and/or Expense Reimbursements
Calvert has agreed to contractually limit the direct net annual fund operating expenses in each Portfolio to the amounts listed in the table below through April 30, 2017. Only the Board of Directors of the Portfolios may terminate the expense limitations before the contractual period expires, upon 60 days’ prior notice to shareholders.

40 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

Portfolio	Expense Limitation
Calvert VP SRI Balanced Portfolio	1.10%
Calvert VP S&P MidCap 400 Index Portfolio	0.66%
Calvert VP Russell 2000 Small Cap Index Portfolio	0.78%
Calvert VP EAFE International Index Portfolio	1.19%
Calvert VP Nasdaq 100 Index Portfolio	0.94%
Calvert VP Investment Grade Bond Index Portfolio	0.71%
Calvert VP Volatility Managed Moderate Portfolio	0.83%
Calvert VP Volatility Managed Moderate Growth Portfolio	0.83%
Calvert VP Volatility Managed Growth Portfolio	0.83%
In addition to the expense limitations set forth in the table above, Calvert has also agreed to contractually limit direct net operating expenses to 3.00% for Calvert VP SRI Balanced Portfolio through April 30, 2025. Only the Board of Directors of the Portfolio may terminate the expense limitation before the contractual period expires.
Where Calvert has contractually agreed to a fee waiver and/or expense reimbursement, the expense limitation does not limit any acquired fund fees and expenses paid indirectly by a Policy owner. The Example in the respective Portfolio Summary reflects the expense limits set forth in the fee table but only through the contractual date. Under the terms of a contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, and taxes. No Portfolio expects to incur a material amount of interest expense during the fiscal year.
See “Investment Advisor and Subadvisors” in the respective Portfolio’s Statement of Additional Information (“SAI”) for more information.
Example
The Example in the respective Portfolio Summary for each Portfolio also assumes that you reinvest all dividends and distributions.
MORE INFORMATION ON INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS
Investment Objective
The investment objective of each Portfolio may be changed by the Portfolio’s Board of Directors without shareholder approval.
Further Description of Investment Strategies and Techniques
A concise description of each Portfolio’s principal investment strategies and principal risks is provided under the Portfolio Summary for that Portfolio. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Portfolios, along with their associated risks. Because the Portfolios invest in ETFs, they are also exposed to the risks associated with the securities underlying each ETF. Each Portfolio has additional non-principal investment policies and restrictions, which are discussed under “Supplemental Information on Investment Policies and Risks” in the respective Portfolio’s SAI. The “Glossary of Certain Investment Risks” provides more detailed information about the risks that are referred to in this section, and the “Glossary of Certain Market Indices” provides more detailed information about the market indices that are referred to in the Portfolio Summaries.
The investment strategies of the Volatility Managed Portfolios are specifically designed to present different combinations of growth potential and risk in order to enable an investor to select the Portfolio that is most consistent with that investor’s growth objectives and risk tolerance. The Portfolios can be ranked from least risky to most risky in the following order: Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio and Calvert VP Volatility Managed Growth Portfolio. The Calvert VP Volatility Managed Moderate Portfolio seeks to achieve a lower risk profile by targeting an asset allocation that emphasizes fixed-income ETFs over equity ETFs as well as a lower level of volatility in the portfolio’s annualized returns. The Calvert VP Volatility Managed Moderate Growth Portfolio seeks to achieve an intermediate risk profile by targeting a balanced asset allocation between fixed-income ETFs and equity ETFs as well as a higher level of volatility in the portfolio’s annualized returns. The Calvert VP Volatility Managed Growth Portfolio seeks to achieve a higher risk profile by targeting an asset allocation that emphasizes equity ETFs over fixed-income ETFs as well as an even higher level of volatility in the portfolio’s annualized returns.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 41

For certain investment strategies listed, the table below shows a Portfolio’s limitations as a percentage of either its net or total assets. Numbers in this table (other than the Portfolio volatility targets for the Volatility Managed Portfolios) show maximum allowable amounts only; for actual usage, consult the Portfolio’s Annual or Semi-Annual Reports. (Please see the pages of this Prospectus following the table for descriptions of the investment strategies and definitions of the principal types of risks involved. Explanatory information about certain investment strategies of specific Portfolios is also provided below.)

	Calvert VP SRI Balanced Portfolio	Calvert VP S&P MidCap 400 Index Portfolio	Calvert VP Russell 2000 Small Cap Index Portfolio	Calvert VP EAFE International Index Portfolio	Calvert VP Nasdaq 100 Index Portfolio	Calvert VP Investment Grade Bond Index Portfolio	Calvert VP Volatility Managed Moderate Portfolio	Calvert VP Volatility Managed Moderate Growth Portfolio	Calvert VP Volatility Managed Growth Portfolio
Investment Techniques
Indexing	NA	µ	µ	µ	µ	µ	NA	NA	NA
Fund-of-Funds	NA	❑	❑	❑	NA	NA	µ	µ	µ
Exchange-Traded Funds (ETFs)	❑	µ	µ	µ	µ	µ	µ	µ	µ
Equity ETFs	❑	100N	100N	100N	100N	NA	65N	80N	95N
Fixed Income ETFs	❑	NA	NA	NA	NA	100N	70N	55N	40N
Volatility Management	NA	NA	NA	NA	NA	NA	µ	µ	µ
Volatility Target for Annualized Portfolio Returns	NA	NA	NA	NA	NA	NA	8%	10%	12%

Hedging Strategies	µ	NA	NA	NA	NA	NA	NA	NA	NA
Securities Lending	❑	❑	❑	❑	❑	❑	❑	❑	❑
Repurchase Agreements	❑	❑	❑	❑	❑	❑	❑	❑	❑
Active Trading Strategy/Turnover	µ	❑	❑	❑	❑	❑	µ	µ	µ
Temporary Defensive Positions	❑	❑	❑	❑	❑	❑	❑	❑	❑
Conventional Securities
Stocks in General	µ	µ,✓	µ,✓	µ,✓	µ	5T	❑,✓	❑,✓	❑,✓
Foreign Securities	25N	❑	❑	µ,✓	NA	NA	❑,✓	❑,✓	❑,✓
Acquired Funds	NA	µ	µ	µ	µ	µ	µ	µ	µ
Investment Grade Bonds	µ	NA	NA	NA	❑	µ	❑,✓	❑,✓	❑,✓
Below-Investment Grade, High-Yield Bonds	15N	NA	NA	NA	❑	NA	❑,✓	❑,✓	❑,✓
Unrated Debt Securities	µ	NA	NA	NA	❑	µ	❑,✓	❑,✓	❑,✓
Illiquid Securities	15N	10T	10T	10T	10T	10T	15N	15N	15N
Asset-Backed Securities	µ	✗	✗	✗	✗	❑	❑,✓	❑,✓	❑,✓
Mortgage-Backed Securities	µ	✗	✗	✗	✗	µ	❑,✓	❑,✓	❑,✓
Leveraged Derivative Instruments
Currency Contracts	NA	NA	NA	❑	NA	NA	❑,✓	❑,✓	❑,✓
Options on Securities and Indices	5T1	µ, 5T1	µ, 5T1	µ, 5T1	µ, 5T1	µ, 5T1	❑,✓[3]	❑,✓[3]	❑,✓[3]
Futures Contracts	5N1	µ, 20T2	µ, 20T2	µ, 20T2	µ, 20T2	µ, 20T2	µ,✓[3]	µ,✓[3]	µ,✓[3]

[1]	Based on net premium payments.

[2]	Based on initial margin required to establish position.

[3]	To the extent that the Portfolio invests in these instruments, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act.
Key to Table

µ	Portfolio currently uses as a principal investment strategy

❑	Permitted, but not a principal investment strategy

✗	Not permitted

✓	Underlying investment of an ETF

xN	Allowed up to x% of Portfolio’s net assets

xT	Allowed up to x% of Portfolio’s total assets

NA	Not applicable to this Portfolio

42 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

Description of Investment Strategies and Associated Risks
The investment strategies listed in the table above are described below, and the principal types of risk involved with each strategy are listed. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) portfolio tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers.  Certain indices place a great emphasis on companies with a particular market capitalization or in a particular market sector, which may result in economic sector weightings that are significantly different from those of the overall market, and those overweightings/underweightings may be out of favor in the market.
Risks: Opportunity, Market and Credit

Fund-of-Funds seek to achieve the Portfolio’s investment objectives by investing in the shares of other investment companies, including exchange-traded funds, thereby achieving broad asset diversification.
Risks: Market

Exchange-Traded Funds (ETFs) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are generally stocks selected to track a particular index.
Risks: Correlation and Market

Volatility Management involves the continuous monitoring of risk in a Portfolio and investing in certain derivative financial instruments to reduce the impact of that risk on the returns of the Portfolio.
Risks: Correlation, Information, Opportunity and Regulatory

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a Portfolio to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees, and lower returns. Because this strategy may cause the Fund to have a relatively high amount of short-term capital gains, which generally are taxable at the ordinary income tax rate, it may increase an investor's tax liability.
Risks: Opportunity, Market and Transaction

Hedging Strategies. The hedging technique of purchasing and selling U.S. Treasury securities and related futures contracts may be used for the limited purpose of managing duration and hedging interest rate risk.
Risks: Correlation and Opportunity

Securities Lending. A Portfolio may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Risks: Credit and Market

Repurchase Agreements. Repurchase agreements are transactions in which the Portfolio purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.
Risks: Credit and Market

Temporary Defensive Positions. During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Portfolio may not be able to achieve its investment objective.
Risks: Opportunity

Conventional Securities and Associated Risks

Stocks in General. Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Stock prices overall may decline over short or even long periods. The type of stock (large-cap, mid-cap, growth, value, etc.) purchased pursuant to a Portfolio’s investment style tends to go through cycles of doing better or worse than the stock market in general, and its returns may trail returns of other asset classes. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased.  Factors which can negatively impact the value of common stocks include economic factors such as interest rates, and non-economic factors such as political events.
Risks: Market

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 43

Foreign Securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company's principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. Such investments are generally denominated in foreign currency.
Risks: Market, Currency, Transaction, Liquidity, Information and Political
Acquired Funds. “Acquired Funds” are, generally, ETFs held by a Portfolio, which track a security or index or a basket of securities or commodities. In addition to the Portfolio’s operating expenses, investors will indirectly pay a proportionate share of the operating expenses of the Acquired Funds. Thus, the expenses paid by an investor will be higher than if such investor had invested directly in the Acquired Funds. When a Portfolio invests in shares of any Acquired Fund, its performance is directly related to the ability of that Portfolio to meet its respective investment objective, as well as the Advisor’s allocation among the Acquired Funds. Accordingly, the Portfolio’s investment performance will be influenced by the investment strategies of, and risks associated with, the Acquired Funds in direct proportion to the amount of assets the Portfolio allocates to the Acquired Funds utilizing such strategies. Investing in an ETF will generally expose the Portfolio to the risks associated with owning the underlying securities the ETF is designed to track and to management and other risks associated with the ETF itself. The Portfolio also will incur brokerage costs when it purchases ETFs. A shareholder in a Portfolio could invest directly in ETFs and not incur the direct operating expenses of the Portfolio, although the shareholder would incur the cost of the underlying ETFs, including any brokerage commissions. The objective of the Portfolio, however, is for the shareholder to benefit from the manager’s evaluation of the market and allocation of assets to the basket of ETFs.
Risks: Correlation and Market

Investment Grade Bonds. Bonds rated BBB-/Baa3 or higher in credit quality by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”), or assigned an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), including Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Portfolio’s Advisor or Subadvisor.
Risks: Interest Rate, Duration, Market and Credit

Below-Investment Grade, High-Yield Bonds. Bonds rated below BBB-/Baa3 or unrated bonds determined by the Portfolio’s Advisor or Subadvisor to be of comparable credit quality are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.
Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Unrated Debt Securities. Bonds that have not been rated by an NRSRO; the investment advisor to the ETF has determined the credit quality based on its own research.	Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Illiquid Securities. Securities that cannot be readily sold because there is no active market.	Risks: Liquidity, Market and Transaction

Asset-Backed Securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.
Risks: Credit, Interest Rate and Liquidity

Mortgage-Backed Securities. Securities backed by pools of mortgages, including classes of collateralized mortgage obligations (“CMOs”).	Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate

Leveraged Derivative Instruments and Associated Risks

Currency Contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity

Options on Securities and Indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time. A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. In the case of writing options, a Portfolio will write call options only if it already owns the security (if it is “covered”).
Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit, Opportunity and Regulatory

44 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

Futures Contracts. Agreements to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Opportunity and Regulatory
Explanation of Investment Strategies Used by Certain Portfolios

All Portfolios
Index Futures and Options. An index future is a contract to buy or sell the cash value of a specific market index at a specific price by a specified date. An option gives the holder the right but not the obligation to purchase or sell a security at a specified price within a specified time, and an index option is an option based on a market index (or its cash value). Index futures and options are derivatives (instruments that derive their value from the performance of an underlying financial asset, index or other investment). To the extent a Portfolio uses futures or options on futures, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore neither the Advisor, the Subadvisor, or the Portfolio anticipate being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Portfolio’s activities. However, should the Advisor or Subadvisor fail to use futures in accordance with Rule 4.5, then the Advisor and/or the Subadvisor would be subject to registration (if not already registered) and regulation in its capacity as the Portfolio’s CPO or CTA, and the Portfolio would be subject to regulation under the CEA. A Portfolio may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
Repurchase Agreements. Repurchase agreements are arrangements under which a Portfolio buys a security, and the seller simultaneously agrees to repurchase that security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A repurchase agreement exposes the Portfolio to the risk that the party that sells the security may default on its obligation to repurchase the security. The Portfolio may lose money because it cannot sell the security at the agreed-upon time and price or the security may lose value before it can be sold.
Securities Lending. A Portfolio may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral. All incremental income generated from such activities will be accrued to the Portfolio. Unless market practice otherwise permits, the collateral for any such permissible securities lending activities will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, are marked to market on a daily basis. There is a risk that the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Calvert VP EAFE International Index Portfolio
ADRs. American Depositary Receipts (“ADRs”) are certificates evidencing an ownership interest in shares issued by a foreign company that are held by a custodian bank in the company’s home country. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares.  The Portfolio may invest in either sponsored or unsponsored ADRs.

Calvert VP Investment Grade Index Portfolio and Calvert VP SRI Balanced Portfolio
CMO and ABS. The Portfolio may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations (“CMOs”) and structured asset-backed securities (“ABS”). The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or structured ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or structured ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or structured ABS classes with a higher priority of payment.
Securities Issued by Government-Sponsored Enterprises. The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are government-sponsored enterprises (“GSEs”) that issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. In 2008, the FNMA and FHLMC were placed into conservatorship and are currently operated by the Federal Housing Finance Agency. The conservatorship has no specified termination date.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 45

Calvert VP SRI Balanced Portfolio
Treasury Futures Contracts. A treasury futures contract is an agreement between two parties to buy and sell a treasury security on a future date which has the effect of establishing the current price for the treasury security. Although treasury futures contracts by their terms require actual delivery and acceptance of securities, physical settlement rarely occurs because positions in an expiring contract are usually liquidated and combined with trades that initiate corresponding new positions in the next deferred contract delivery month. This process is referred to as “rolling” a position. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.

PORTFOLIO HOLDINGS
Each Portfolio’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Portfolio. Each Portfolio also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at www.sec.gov.
A description of each Portfolio’s policies and procedures with respect to disclosure of the Portfolio’s portfolio securities is available under “Portfolio Holdings Disclosure” in the respective Portfolio’s SAI.
ABOUT RESPONSIBLE INVESTING
Calvert Principles for Responsible Investment
(Calvert VP SRI Balanced Portfolio)
We believe that most corporations deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert seeks to invest in companies that provide positive leadership in the areas of their business operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.
Calvert seeks to invest in companies that balance the needs of financial and non-financial stakeholders and demonstrate a commitment to the global commons as well as to the rights of individuals and communities.
Calvert’s passive indices seek to include companies based on the following Principles. Calvert's active investment strategies give priority to the Principles and seek superior risk adjusted financial returns relative to market benchmarks.
Our stewardship on behalf of our clients extends to active engagement with companies held in our portfolios consistent with our proxy voting guidelines.
Advance Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of business operations on the environment

•	Manage water scarcity and ensure efficient and equitable access to clean sources

•	Mitigate impact on all types of natural capital

•	Diminish climate-related risks and reduce their carbon emissions

•	Drive sustainability innovation and resource efficiency through business operations and products and services
Contribute to Equitable Societies and Respect Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•	Respect human rights, respect culture and tradition in local communities and economies and respect Indigenous Peoples’ Rights

•	Promote diversity and gender equity across workplaces, marketplaces and communities

•	Demonstrate a commitment to employees by ensuring development, communication, appropriate economic opportunity and decent workplace standards

•	Save lives by guaranteeing product safety while promoting public health
Accountable Governance and Build Transparency

•	Provide responsible stewardship of capital in shareholders’ best interests

•	Exhibit accountable governance and develop effective boards that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

46 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

•	Integrate environmental and social risks, impacts and performance in material financial disclosures in order to inform shareholders, benefit stakeholders and contribute to company strategy

•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust
Calvert’s commitment to these Principles signifies continuing focus on companies with superior corporate responsibility and sustainability. The application of the Principles generally precludes investments in companies that:

•
Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.

•	Are the subjects of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•
Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.

•	Manufacture or sell firearms and/or ammunition.

•
Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Investment Selection Process
In seeking to achieve the Portfolio’s investment objective, investments are selected for financial soundness and evaluated under the Calvert Principles for Responsible Investment (the “Calvert Principles”). A company is eligible for investment if the Advisor determines that it operates its business in a manner that is consistent with the Calvert Principles, the application of which is in the economic interest of the Portfolio and its shareholders.
An investment in a security may be made prior to the availability of the Advisor’s responsible investment decision with respect to the related company if, in the opinion of the Portfolio’s portfolio manager(s), the timing of the purchase is appropriate given market conditions. Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) the absence of exchange-traded markets for fixed-income securities, which can cause fixed-income securities to have limited windows of availability. Following any such investment in a security, the Advisor will evaluate the related company to determine if it operates its business in a manner that is consistent with the Calvert Principles. If the Advisor determines that the company does not operate its business in a manner that is consistent with the Calvert Principles, the security will be sold per Calvert’s procedures at a time that is in the best interests of the Portfolio’s shareholders.
The Portfolio may also invest in ETFs to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash, or when the Advisor believes share prices of ETFs offer attractive value. The ETFs in which the Portfolio may invest will not be subject to any responsible investment analysis and will not be required to be consistent with the principles otherwise applicable to investments made by the Portfolio. The principal purpose of investing in ETFs is not to make investments that are consistent with the Calvert Principles, but rather to help the Portfolio meet its investment objective by obtaining market exposure to securities in the Portfolio’s benchmark while enabling it to accommodate its need for periodic liquidity.
An investment held by the Portfolio does not constitute the Portfolio’s endorsement or validation of the related company, nor does the absence of a particular investment from the Portfolio’s portfolio necessarily indicate that the related company does not operate its business in a manner that is consistent with the Calvert Principles.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 47

Shareholder Advocacy and Corporate Responsibility
(Calvert VP SRI Balanced Portfolio)
As the Portfolio’s Advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert uses strategic engagement and shareholder advocacy to encourage positive change in companies in virtually every industry, both to establish certain commitments and to encourage concrete progress. Calvert’s activities may include but are not limited to:
Dialogue with Companies
Calvert regularly initiates dialogue with company management as part of its sustainability research process. After the Portfolio has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management’s successes and challenges and presses for improvement on issues of concern.
Proxy Voting
As a shareholder in the various portfolio companies, the Portfolio is guaranteed an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. Calvert votes all proxies consistent with the sustainable and socially responsible investment criteria of the Portfolio.
Shareholder Resolutions
Calvert proposes resolutions on a variety of sustainability and social responsibility issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert’s efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company’s first-ever disclosure of its equal employment policies, programs and workforce demographics.
MANAGEMENT OF PORTFOLIO INVESTMENTS
About Calvert
Calvert Investment Management, Inc. (“Calvert” or the “Advisor”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Portfolios. Calvert provides the Portfolios with investment supervision and management and office space, furnishes executive and other personnel to the Portfolios, and pays the salaries and fees of all Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of March 31, 2016, Calvert was the investment advisor for 42 mutual fund portfolios and had approximately $12 billion in assets under management.
More Information About the Advisor, Subadvisors and Portfolio Management
Additional information is provided below regarding each individual and/or member of a team who is employed by or associated with the Advisor and respective Subadvisor (if any) of each Portfolio, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Portfolio (each a “Portfolio Manager”). The respective Portfolio’s SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Portfolio.
Calvert VP SRI Balanced Portfolio
Calvert Investment Management, Inc.
See “About Calvert” above.
Allocation of Assets

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Vishal Khanduja, CFA
Mr. Khanduja is Vice President and Head of Taxable Fixed Income for Calvert and has been a member of the Calvert Taxable Fixed Income Team since July 2012. He also serves on the Calvert Fixed Income Strategy Committee. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009-2012).
Co-Portfolio Manager
Joshua Linder, CFA	November 2015-present: Portfolio Manager, Calvert January 2014-October 2015: Assistant Portfolio Manager, Calvert 2011-2013: Equity Analyst, Calvert.	Co-Portfolio Manager

48 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

Equity Investments

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015-present: Portfolio Manager, Calvert January 2014-October 2015: Assistant Portfolio Manager, Calvert 2011-2013: Equity Analyst, Calvert.	Co-Portfolio Manager
Christopher Madden, CFA	November 2015-present: Portfolio Manager, Calvert October 2010-October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Kurt Moeller, CFA	November 2015-present: Portfolio Manager, Calvert December 2014-October 2015: Senior Equity Analyst, Calvert May 2010-December 2014: Senior Equity Analyst, del Rey Global Investors, LLC	Co-Portfolio Manager
Jade Huang	November 2015-present: Portfolio Manager, Calvert 2010-October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Fixed Income Investments

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Vishal Khanduja, CFA
Mr. Khanduja is Vice President and Head of Taxable Fixed Income for Calvert and has been a member of the Calvert Taxable Fixed Income Team since July 2012. He also serves on the Calvert Fixed Income Strategy Committee. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009-2012).
Co-Portfolio Manager
Matthew Duch	Mr. Duch is Vice President at Calvert and has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006. He also serves on the Calvert Fixed Income Strategy Committee.	Co-Portfolio Manager
Brian S. Ellis, CFA
Mr. Ellis has been a member of the Calvert Taxable Fixed Income Team since May 2012 as Fixed Income Risk Analyst (Senior Fixed Income Risk Analyst from August 2013 to December 2014) and then Portfolio Manager in January 2015. He also serves on the Calvert Fixed Income Strategy Committee. Prior to May 2012, Mr. Ellis served at Calvert as a Business Analyst.
Co-Portfolio Manager
Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP Russell 2000 Small Cap Index Portfolio and Calvert VP Nasdaq 100 Index Portfolio
Ameritas Investment Partners, Inc. (“AIP”), 390 North Cotner Blvd., Lincoln, NE 68505, is the investment subadvisor to each Portfolio. AIP, a wholly-owned subsidiary of Ameritas Holding Company (“AHC”), was organized in 1984 under the laws of the State of Nebraska. AHC is a wholly-owned subsidiary of Ameritas Mutual Holding Company (“Ameritas”). AIP is an affiliate of Calvert.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Kevin L. Keene, CFA	May 2014-present: Portfolio Manager, AIP April 2013-April 2014: Assistant Portfolio Manager, AIP November 2011-March 2013: Senior Analyst, AIP 2008-October 2011: Equity Index and Derivatives Analyst, AIP	Portfolio Manager
Calvert VP EAFE International Index Portfolio
World Asset Management, Inc. (“World Asset”), 411 West Lafayette Blvd., 5th Floor, MC 3379, Detroit, MI 48226, is the subadvisor for the Portfolio. World Asset is an indirect wholly-owned subsidiary of Comerica Incorporated. World Asset has been in the index business since the mid-1970s and specializes in passive portfolio management techniques. World Asset had over $11.7 billion in assets under management as of December 31, 2015.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Theodore D. Miller	Director, International Investment, World Asset.	Portfolio Manager
Kevin Foley	March 2013-present: Portfolio Manager, International Investment, World Asset 2010-2013: Portfolio Analyst, Trust Operations, World Asset	Portfolio Manager

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 49

Calvert VP Investment Grade Bond Index Portfolio
Ameritas Investment Partners, Inc. (“AIP”), 390 North Cotner Blvd., Lincoln, NE 68505, is the investment subadvisor to the Portfolio. For more information on AIP, please see the information presented above with respect to AIP’s management of Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP Russell 2000 Small Cap Index Portfolio and Calvert VP Nasdaq 100 Index Portfolio.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Tina J. Udell, CFA	July 2014-present: Vice President and Managing Director, AIP August 2010-July 2014: Portfolio Manager, AIP	Portfolio Manager
Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio and Calvert VP Volatility Managed Growth Portfolio
Ameritas Investment Partners, Inc., 390 North Cotner Blvd., Lincoln, NE 68505, is an investment subadvisor to each Portfolio.
Kevin L. Keene, CFA is responsible for selecting portfolio securities according to each Portfolio’s investment objective, principal investment strategies and restrictions. Please see the information presented above with respect to AIP’s management of Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP Russell 2000 Small Cap Index Portfolio and Calvert VP Nasdaq 100 Index Portfolio regarding AIP and the Portfolio Manager’s business experience during the last five years and role on the management team.
Milliman Financial Risk Management LLC (“Milliman”), 71 South Wacker Drive, 31st Floor, Chicago, IL 60606, is an investment subadvisor to the Portfolios. Subject to the authority of the Portfolios’ Board of Directors and supervision by the Advisor, Milliman is responsible for conducting each Portfolio’s volatility management strategy according to the Portfolio’s investment objective, principal investment strategies and restrictions. Milliman was established in 1998 and advises investment companies, insurance companies, financial institutions and pooled investment vehicles. Milliman’s parent company, Milliman, Inc., was established in 1947 as an actuarial consultancy and has provided pension consulting investment advisory services to corporations and pension plans for over 20 years.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Adam Schenck, CFA, FRM	Financial Risk Management Portfolio Manager for Milliman	Portfolio Management Team Leader
Blake Graves, FRM	Financial Risk Management Portfolio Manager for Milliman	Portfolio Management Team Member
Calvert and each Portfolio have obtained an exemptive order from the SEC to permit Calvert and the applicable Portfolio, pursuant to approval by the Portfolio’s Board of Directors, to enter into and materially amend contracts with the Portfolio’s Subadvisor, if any (that is not an “affiliated person” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)), without shareholder approval. See “Investment Advisor and Subadvisors” in the respective Portfolio’s SAI for further details.
Advisory Fees
The table below shows the annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets. This figure is the total of all advisory fees (paid or payable to Calvert) and subadvisory fees, if any, paid or payable directly by the Portfolio. (Subadvisory fees paid or payable by Calvert to a Subadvisor are reflected in the total advisory fees paid or payable by the Portfolio to Calvert.) The advisory fee does not include administrative fees.

Portfolio	Advisory Fee
Calvert VP SRI Balanced Portfolio	0.41%
Calvert VP S&P MidCap 400 Index Portfolio	0.30%
Calvert VP Russell 2000 Small Cap Index Portfolio	0.35%
Calvert VP EAFE International Index Portfolio	0.56%
Calvert VP Nasdaq 100 Index Portfolio	0.35%
Calvert VP Investment Grade Bond Index Portfolio	0.30%
Calvert VP Volatility Managed Moderate Portfolio	0.42%
Calvert VP Volatility Managed Moderate Growth Portfolio	0.42%
Calvert VP Volatility Managed Growth Portfolio	0.42%

50 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

A discussion regarding the basis for the approval by the Portfolios’ Board of Directors of the investment advisory agreement and any applicable subadvisory agreement with respect to each Portfolio is available in the most recent Annual Report of the respective Portfolio covering the fiscal year ended December 31.
INVESTOR INFORMATION
General Information About the Portfolios
The rights of the Insurance Companies as shareholders of the Portfolios differ from the rights of a Policy owner which are described in the Policies. The investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. Please see your Policy prospectus for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under that Policy.
Purchase, Exchange and Redemption of Shares
Each Portfolio offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their separate accounts (the “Variable Accounts”). Shares are purchased by the Variable Accounts at the net asset value (“NAV”) of the Portfolio next determined after the applicable Insurance Company receives the premium payment. Each Portfolio continuously offers its shares at a price equal to the NAV per share. Initial and subsequent payments allocated to the Portfolio are subject to the limits applicable in the Policies issued by the Insurance Companies.
It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in a Portfolio, although currently neither the Insurance Companies nor the Portfolios foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. Each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response.
The Insurance Companies redeem shares of a Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Portfolio is open for business (each day the New York Stock Exchange (“NYSE”) is open), and are effected at the Portfolio’s NAV next computed after the applicable Insurance Company receives a surrender request in acceptable form. There are some federal holidays, i.e., Columbus Day and Veterans Day, when the NYSE is open and a Portfolio is open but redemptions cannot be wired because banks are closed.
Payment for redeemed shares will be made promptly, but in no event later than seven days after receiving a redemption request. Each Portfolio reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Portfolio permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable.
The amount received upon redemption of the shares of a Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The shareholder will also bear any market risks associated with the portfolio security until the security can be sold. To the extent the Portfolio holds illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Portfolio may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Portfolio does not anticipate that it would selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If illiquid securities are included in the distribution, Insurance Companies may not be able to liquidate such securities and may be required to hold such securities indefinitely. An Insurance Company's ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by issuers of the securities or by law. An Insurance Company may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities.
An exchange involves the redemption of shares of one Portfolio and the purchase of shares of another Portfolio. Please consult the prospectus for your Policy for information regarding exchange privileges.
Additional Payments to Financial Intermediaries
Calvert or its affiliates may pay, from their own resources, certain financial intermediaries for the sale, marketing and distribution of the securities or for services to a Portfolio. These amounts may be significant. These payments are generally intended to compensate financial intermediaries for certain activities, including the following: promotion of sales of Portfolio shares, such as placing the Portfolios on a preferred list of fund families; making Portfolio shares available on certain platforms, programs, or trading venues;

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 51

building brand awareness and educating a broker/dealer’s sales force about the the Portfolios; access to senior management and sales representatives of a broker/dealer; and various other promotional efforts and/or costs. Payments to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment and meals, among other things. In addition, payments may also be made in connection with Calvert’s participation in or support of conferences and other events sponsored, hosted or organized by a financial intermediary. Calvert may make such payments on a fixed or variable basis based on Portfolio sales, assets, transactions processed and/or accounts attributable to a financial intermediary, among other factors, including the quality of the financial intermediary's relationship with Calvert. Calvert determines the amount of these payments in its sole discretion. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Portfolio to its customers. Calvert may benefit from these payments to the extent the financial intermediaries sell more Portfolio shares because Calvert receives greater management and other fees as Portfolio assets increase. These additional payments are made by Calvert and do not increase the amount paid by Policy owners or the Portfolio. For more specific information about these payments made to your financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional.
Payments for Subtransfer Agent/Recordkeeping and/or Other Similar Administrative Services
Subtransfer agent/recordkeeping payments may be made by the Portfolio to financial intermediaries, such as the Insurance Companies (including affiliates of the Advisor), that provide subtransfer agent/recordkeeping and/or other similar administrative services to Policy owners that operate in an omnibus environment.
Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for Policy owners that reflect purchases, redemptions and share balances; mailing Policy owner confirmations and periodic statements; and furnishing proxy materials and periodic Portfolio reports, prospectuses and other communications to Policy owners as required.
The amount paid by the Portfolio for such services varies depending on the share class and services provided, but the Portfolio will not pay more than 0.11% of its average net assets attributable to the financial intermediary. Any fees due to the financial intermediary for such services that exceed this amount are paid by Calvert, not the Portfolio.
How Shares are Priced
The price of shares is based on the Portfolio’s NAV. The NAV is computed by adding the value of the Portfolio’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If the Portfolio has more than one class of shares, the NAV of each class will be calculated separately.
The NAV is calculated as of the close of each business day, which generally coincides with the closing of the regular session of the NYSE (generally 4 p.m. Eastern Time). If trading on the NYSE is halted for the day before 4 p.m. ET, a Portfolio's NAV generally will still be calculated as of the close of regular trading on the NYSE. The Portfolio is open for business each day the NYSE is open.
If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio’s shares may change on days when you will not be able to invest in or redeem shares of the Portfolio.
Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.
Under the oversight of the Board of Directors, and pursuant to the Portfolio’s valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular investment. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Portfolio and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but, in general, fair value is deemed to be the amount an owner might reasonably expect to receive for an investment upon its current sale.
In making a fair value determination, under the ultimate supervision of the Board, the Advisor, pursuant to the Portfolio’s valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular investment or type of investment. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the investment and the forces that influence the market in which the investment is purchased and sold, as well as the type of investment, the size of the holding and numerous other specific factors. As noted above, foreign securities are valued based on quotations from the principal market in which such investments are normally traded. If events occur after the close of the principal market in which investments are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those investments, then they are valued at their fair

52 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.
For assistance in making fair value determinations, the Board of Directors of Calvert VP EAFE International Index Portfolio has retained a third-party fair value pricing service, pursuant to the Portfolio’s valuation procedures and under the ultimate supervision of the Board, to quantitatively value holdings of the Portfolio that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Portfolio’s official pricing time of 4 p.m. Eastern Time may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. In the event of such market movements in excess of previously established and Board-approved thresholds, the Portfolio’s service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider’s proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.
Distribution and Service Fees
Each Portfolio has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Portfolio to pay distribution fees for the sale and distribution of its Class F shares. The distribution plan also allows each Portfolio to pay service fees to persons (such as a financial professional, bank or retirement plan service provider) for services provided to shareholders. See “Method of Distribution” in the respective Portfolio’s SAI for further discussion of these services. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fee will not exceed, on an annual basis, (i) 0.20% of the average daily net assets attributable to the Class F shares of Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP Russell 2000 Small Cap Index Portfolio and Calvert VP EAFE International Index Portfolio and (ii) 0.25% of the average daily net assets attributable to the Class F shares of Calvert VP SRI Balanced Portfolio, Calvert VP Nasdaq 100 Index Portfolio, Calvert VP Investment Grade Bond Index Portfolio, Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio and Calvert VP Volatility Managed Growth Portfolio.
Market Timing Policy
In general, the Portfolios are designed for long-term investment and not as a frequent or short-term trading (“market timing”) vehicle. The Portfolios discourage frequent purchases and redemptions of Portfolio shares. Accordingly, each Portfolio’s Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. Each Board believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisor, if any, to implement a Portfolio’s investment strategies. In addition, market timing can disrupt the management of a Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. Each Portfolio that invests in ETFs may have an increased risk of market timing activity compared to other funds. The underlying ETFs of such a Portfolio may hold securities listed on foreign exchanges or other investments that are particularly susceptible to time zone arbitrage, so market timers have a greater incentive to target funds that invest in ETFs as a way to capture the profit inherent in the time zone spread. Each Portfolio or the distributor at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.
Shareholders may hold the shares of the Portfolios through a financial intermediary which has adopted market timing policies that differ from the market timing policies adopted by a Portfolio’s Board of Directors. In formulating their market timing policies, these financial intermediaries may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by a financial intermediary may be quite dissimilar from the policies adopted by the Portfolio’s Board of Directors. Shareholders should contact the financial intermediary through which the Portfolio shares are held for more information on the market timing policies that apply to those shares.
Portfolio shares are generally held through insurance company separate accounts. The Portfolios are available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolios to help detect market timing.
Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 53

a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between a Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio’s ability to detect and deter market timing. Although each Portfolio has adopted policies and procedures to detect and prevent market timing, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.
Each Portfolio has established information sharing agreements with financial intermediaries as required by Rule 22c-2 under the 1940 Act and otherwise uses reasonable efforts to work with financial intermediaries to identify market timing in underlying accounts. Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Portfolios. Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further market timing activity in the Portfolios by such participant(s) or plan, or else the affected Portfolio(s) will be withdrawn as an investment option for that account.
Each Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner’s financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. Each Portfolio and the distributor may modify any terms or conditions of purchase of shares of any Portfolio (upon prior notice), or withdraw all or any part of the offering made by this Prospectus.
Dividends and Distributions
It is each Portfolio’s intention to distribute substantially all of its net investment income, if any, on an annual basis. For dividend purposes, net investment income of a Portfolio consists of interest income and dividends, less expenses. All realized net capital gains, if any, of each Portfolio are generally declared and distributed annually. All dividends and distributions are made to the Insurance Companies, not Policy owners, and are reinvested in additional shares of the applicable Portfolio at NAV rather than cash.
Disclaimers
Calvert VP S&P MidCap 400 Index Portfolio
The S&P MidCap 400 Index is an unmanaged index composing 400 common stocks of mid-sized U.S. companies that aims to include 7% of the value of the domestic equity markets. “S&P®”, “S&P MidCap 400 Index”, and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Calvert Variable Products, Inc. (“CVP”). CVP is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the beneficial owners of any CVP portfolio or any member of the public regarding the advisability of investing in securities generally or in any CVP portfolio particularly or the ability of the S&P MidCap 400 Index to track general stock market performance. S&P’s only relationship to CVP is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to CVP or any CVP Portfolio. S&P has no obligation to take the needs of CVP or the beneficial owners of any CVP Portfolio into consideration in determining, composing or calculating the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset value of any CVP Portfolio or the timing of the issuance or sale of shares of any CVP Portfolio. S&P has no obligation or liability in connection with the administration, marketing or trading of any CVP Portfolio.
Calvert VP Russell 2000 Small Cap Index Portfolio
The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Calvert Variable Products, Inc. (“CVP”) and the Calvert VP Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.
Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.
Frank Russell Company’s publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of an investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS

54 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.
Calvert VP EAFE International Index Portfolio
THE CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY CALVERT VARIABLE PRODUCTS, INC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PORTFOLIOS GENERALLY OR IN THIS PORTFOLIO PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PORTFOLIO OR THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE PRICES OR QUANTITIES OF SHARES OF THIS PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PORTFOLIO IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PORTFOLIO. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.
NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of shares of this Portfolio, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this Portfolio without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Calvert VP Nasdaq 100 Index Portfolio
“Nasdaq” and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. (“Nasdaq”) and have been licensed for use for certain purposes by Calvert Variable Products, Inc. (“CVP”) and the Calvert VP Nasdaq 100 Index Portfolio. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to CVP. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Calvert VP Nasdaq 100 Index Portfolio. Nasdaq makes no warranty, express or implied, and bears no liability with respect to CVP, its use of the Nasdaq-100 Index, or any data included therein.
Calvert VP Investment Grade Bond Index Portfolio
Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of Calvert VP Investment Grade Bond Index Portfolio and Barclays has no responsibilities, obligations or duties to investors in Calvert VP Investment Grade Bond Index Portfolio. The Barclays U.S. Aggregate Bond Index is a trademark owned by Barclays and licensed for use by Calvert Investment Management, Inc. (the “Advisor”) and Calvert Investment Distributors, Inc. (the “Issuer”) of Calvert VP Investment Grade Bond Index Portfolio. Barclays’ only relationship with the Advisor and the Issuer in respect of the Barclays U.S. Aggregate Bond Index is the licensing of the Barclays U.S. Aggregate Bond Index, which is determined, composed and calculated by Barclays without regard to the Advisor or

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 55

the Issuer or the Calvert VP Investment Grade Bond Index Portfolio or the owners of the Calvert VP Investment Grade Bond Index Portfolio. Additionally, the Advisor may for itself execute transaction(s) with Barclays in or relating to the Barclays U.S. Aggregate Bond Index in connection with Calvert VP Investment Grade Bond Index Portfolio investors acquiring Calvert VP Investment Grade Bond Index Portfolio from the Issuer and investors neither acquire any interest in the Barclays U.S. Aggregate Bond Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in Calvert VP Investment Grade Bond Index Portfolio. The Calvert VP Investment Grade Bond Index Portfolio is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Calvert VP Investment Grade Bond Index Portfolio or the advisability of investing in securities generally or the ability of the Barclays U.S. Aggregate Bond Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Calvert VP Investment Grade Bond Index Portfolio with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Calvert VP Investment Grade Bond Index Portfolio to be issued. Barclays has no obligation to take the needs of the Advisor, the Issuer or the owners of the Calvert VP Investment Grade Bond Index Portfolio or any other third party into consideration in determining, composing or calculating the Barclays U.S. Aggregate Bond Index. Barclays has no obligation or liability in connection with administration, marketing or trading of the Calvert VP Investment Grade Bond Index Portfolio.
The licensing agreement between the Advisor and Barclays is solely for the benefit of the Advisor, Issuer and any Named Affiliates (as such is defined in such license agreement) and Barclays and not for the benefit of the owners of the Calvert VP Investment Grade Bond Index Portfolio, investors or other third parties.
BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS U.S. AGGREGATE BOND INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS U.S. AGGREGATE BOND INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARCLAYS U.S. AGGREGATE BOND INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS U.S. AGGREGATE BOND INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS U.S. AGGREGATE BOND INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS U.S. AGGREGATE BOND INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR ANY LOST PROFITS EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BARCLAYS U.S. AGGREGATE BOND INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO.

56 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

GLOSSARY OF CERTAIN INVESTMENT RISKS

Correlation risk
The risk that when a Portfolio “hedges,” two investments may not behave in relation to one another the way Portfolio managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or may exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due, or otherwise fail to discharge an obligation or commitment.

Currency risk
The risk that when a Portfolio buys, sells or holds a security denominated in foreign currency, adverse changes in foreign currency rates may cause investment losses when a Portfolio’s investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

Duration risk
Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Extension risk
The risk that slower than anticipated payments (usually in response to higher interest rates) will extend the life of a mortgage-backed security beyond its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a discount. In addition, if held to maturity, a Portfolio will not have access to the principal invested when expected and may have to forgo other investment opportunities.

Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk
The risk that changes in interest rates will adversely affect the value of an investor’s fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/“stripped” coupon securities (“strips”) are subject to greater interest rate risk. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed-income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Leverage risk	The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk
The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment’s value.

Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk
The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk
The risk that faster than anticipated payments (usually in response to lower interest rates) will cause a mortgage-backed security to mature prior to its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a premium. A Portfolio must also reinvest those assets at the current market rate, which may be lower.

Regulatory risk
The risk associated with employing certain investment instruments or techniques that are regulated by the Commodity Futures Trading Commission. See “Explanation of Investment Strategies Used by Certain Portfolios – All Portfolios – Index Funds and Options.”

Transaction risk	The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 57

GLOSSARY OF CERTAIN MARKET INDICES

Barclays U.S. Aggregate Bond Index
The index is an unmanaged index of approximately 9,700 U.S. Treasury, government-related, and investment grade corporate and securitized fixed income securities with a total market value of $18 trillion as of December 31, 2015. The index is primarily comprised of: obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and publicly-traded or 144A corporate and securitized fixed-income securities that either have a rating of BBB or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service, Inc., or an equivalent rating from another nationally recognized statistical rating organization (“NRSRO”), or are expected to be rated at that level based on the actual ratings of the issuer’s other “index-eligible” fixed-income securities. Certain securities, such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others, are excluded from the index. As of December 31, 2015, the average maturity of the securities in the index was 7.9 years, the average coupon was 3.2% and the modified duration was 5.7 years. The index includes all “index-eligible” securities that meet minimum par amounts outstanding.

Barclays U.S. Aggregate Float Adjusted Index
The index measures the total universe of public, taxable, investment-grade, fixed income securities in the United States-including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities-all with maturities of more than 1 year. As of December 31, 2015, the index was comprised of approximately 9,700 bonds.

Barclays U.S. 1-5 Year Corporate Bond Index
The Barclays U.S. 1-5 Year Corporate Bond Index measures the investment return of U.S. dollar denominated, investment-grade, fixed rate, taxable securities issued by industrial, utility, and financial companies with maturities between 1 and 5 years. As of December 31, 2015, the average coupon was 3.66% and the average maturity was 2.9 years.

Barclays U.S. Credit 5-10 Year Index
The index consists of securities in the 5 to 10 year maturity range of the Barclays U.S. Credit Index. The U.S. Credit Index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. As of December 31, 2015, the average coupon was 3.8% and the average maturity was 7.4 years.

Barclays U.S. Intermediate Credit Index
The index consists of securities in the intermediate maturity range of the Barclays U.S. Credit Index. The U.S. Credit Index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. As of December 31, 2015, the average coupon was 3.6% and the average maturity was 4.8 years.

Barclays U.S. Mortgage-Backed Securities Index	The index covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. As of December 31, 2015, the average coupon was 3.7% and the average life was 6.9 years.

Barclays U.S. Treasury 20+ Year Index	The index consists of obligations of the U.S. Treasury with a maturity of 20 years or more. As of December 31, 2015, the average coupon was 3.4% and the average maturity was 26.8 years.

Barclays U.S. Treasury 7-10 Year Index
The index consists of obligations of the U.S. Treasury with a maturity from 7 up to (but not including) 10 years. As of December 31, 2015, the average coupon was 2.4% and the average maturity was 8.5 years.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index
The index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” These securities are issued by the U.S. Treasury and are structured to provide protection against inflation by directly or indirectly adjusting the value of the bond’s principal or the interest income paid based (directly or indirectly) on changes in the official inflation measures reported by the U.S. Bureau of Labor Statistics.

Barclays High Yield Very Liquid Index
The index measures the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment grade and are commonly referred to as “junk bonds.” The index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s Investors Service, Inc., Fitch Ratings Inc., or Standard & Poor’s, Inc., respectively, and have $600 million or more of outstanding face value. The index includes only corporate sectors.

Markit iBoxx USD Liquid Investment Grade Index
The index is designed to provide a balanced representation of the U.S. investment-grade corporate bond market. It is a subset of the broader U.S. Dollar corporate bond market. As of December 31, 2015, the average maturity was 12 years.

58 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

Deutsche Bank Emerging Market USD Liquid Balanced Index
The Deutsche Bank Emerging Market USD Liquid Balanced Index consists of USD denominated government bonds issued by approximately 22 emerging market countries. As of December 31, 2015, the average yield to maturity was 6.7% and the average maturity was 13.2 years.

FTSE Emerging Markets China A Inclusion Index
The index is a market-capitalization weighted index representing the performance of approximately 1,600 large, mid, and small cap companies in 21 emerging markets. As of December 31, 2015, the market capitalization of index companies ranged from $23 million to $105 billion with a median level of $612 million and an average level of $1.9 billion.

FTSE Developed All Cap ex U.S. Index
The index comprises large, mid, and small cap stocks providing coverage of developed markets, excluding the United States. As of December 31, 2015, the market capitalization of index companies ranged from $23 million to $233 billion with a median level of $952 million and an average level of $4.3 billion.

MSCI U.S. REIT Index	The index is a benchmark of U.S. property trusts that cover about two-thirds of the value of the entire U.S. REIT market.

NASDAQ 100 Index
The index is an unmanaged index of approximately 100 common stocks of the largest domestic and international non-financial companies on the broader NASDAQ Composite Index based on market capitalization. As of December 31, 2015, the market capitalization of index companies ranged from $4.0 billion to $583.6 billion with a median level of $20.8 billion and an average level of $50.7 billion. The index is modified capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the index’s value than a company whose securities have a smaller market capitalization.

S&P 500 Index
The index is a stock market index based on the common stock prices of the 500 top publicly traded American companies, as determined by S&P. As of December 31, 2015 the market capitalization of index companies ranged from $1.8 billion to $586.9 billion with a median level of $17.5 billion and an average level of $37.3 billion. The index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the index’s value than companies with smaller market capitalizations.

S&P 500 Growth
The index measures the performance of the growth sector of the S&P 500. As of December 31, 2015 the market capitalization of index companies ranged from $3.5 billion to $586.9 billion with a median level of $19.3 billion and an average level of $40.8 billion. The index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the index’s value than companies with smaller market capitalizations.

S&P 500 Value
The index measures the performance of the value sector of the S&P 500. As of December 31, 2015 the market capitalization of index companies ranged from $1.8 billion to $325.5 billion with a median level of $16.2 billion and an average level of $34.4 billion. The index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the index’s value than companies with smaller market capitalizations.

S&P MidCap 400 Index
The index is an unmanaged index comprised of 400 common stocks of mid-sized U.S. companies. As of December 31, 2015 the market capitalization of index companies ranged from $661 million to $12.6 billion with a median level of $3.3 billion and an average level of $3.8 billion. The index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the index’s value than companies with smaller market capitalizations.

S&P MidCap 400 Growth Index
The index measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the S&P MidCap 400 Index and consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest growth characteristics. As of December 31, 2015 the market capitalization of index companies ranged from $1.2 billion to $12.6 billion with a median level of $4.2 billion and an average level of $4.6 billion.

S&P MidCap 400 Value Index
The index measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400 Index and consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest value characteristics. As of December 31, 2015 the market capitalization of index companies ranged from $661 million to $12.6 billion with a median level of $3.0 billion and an average level of $3.4 billion.

Russell 2000 Index
The index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index. As of December 31, 2015 the market capitalization of index companies ranged from $14 million to $6.4 billion with a median level of $701 million and a weighted average level of $1.9 billion.

S&P North American Natural Resources Sector Index
The index measures the performance of U.S.-traded stocks of natural resource-related companies in the United States and Canada. As of December 31, 2015 the market capitalization of index companies ranged from $706 million to $324.5 billion with a median level of $4.5 billion and an average level of $12.6 billion.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 59

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio’s operations). Each Portfolio’s fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolios’ financial statements, which were audited by KPMG LLP. Their report, along with each Portfolio’s financial statements, is included in each Portfolio’s Annual Report, which is available upon request.

60 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

CALVERT VP SRI BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS F SHARES	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (b)
Net asset value, beginning	$2.09	$2.06	$2.22
Income from investment operations:
Net investment income	0.03	0.03	0.01
Net realized and unrealized gain (loss)	(0.08)	0.16	0.02
Total from investment operations	(0.05)	0.19	0.03
Distributions from:
Net investment income	—	(0.01)	—(c)
Net realized gain	(0.01)	(0.15)	(0.19)
Return of capital	—	—	—
Total distributions	(0.01)	(0.16)	(0.19)
Total increase (decrease) in net asset value	(0.06)	0.03	(0.16)
Net asset value, ending	$2.03	$2.09	$2.06
Total return(d)	(2.46%)	9.18%	1.31%
Ratios to average net assets (e)
Net investment income	1.49%	1.36%	0.99%(f)
Total expenses	1.74%	14.91%	1.15%(f)
Net expenses	1.15%	1.15%	1.15%(f)
Portfolio turnover	90%	97%	161%
Net assets, ending (in thousands)	$324	$35	$2

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 18, 2013 inception.
(c) Amount is less than $0.01 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(f) Annualized.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 61

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS F SHARES	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)	December 31, 2012 (a)	December 31, 2011 (a)
Net asset value, beginning	$97.20	$97.32	$76.04	$67.03	$69.00
Income from investment operations:
Net investment income	0.85	0.81	0.65	0.71	0.44
Net realized and unrealized gain (loss)	(3.64)	8.04	23.94	10.64	(2.14)
Total from investment operations	(2.79)	8.85	24.59	11.35	(1.70)
Distributions from:
Net investment income	—	(0.62)	(0.43)	(0.46)	(0.27)
Net realized gain	(1.58)	(8.35)	(2.88)	(1.88)	—
Total distributions	(1.58)	(8.97)	(3.31)	(2.34)	(0.27)
Total increase (decrease) in net asset value	(4.37)	(0.12)	21.28	9.01	(1.97)
Net asset value, ending	$92.83	$97.20	$97.32	$76.04	$67.03
Total return(b)	(2.90%)	9.00%	32.47%	16.99%	(2.47%)
Ratios to average net assets: (c)
Net investment income	0.86%	0.81%	0.73%	0.95%	0.63%
Total expenses	0.77%	0.75%	0.90%	0.86%	0.93%
Net expenses	0.77%	0.75%	0.81%	0.80%	0.79%
Portfolio turnover	13%	14%	12%	10%	16%
Net assets, ending (in thousands)	$13,051	$8,601	$6,148	$2,677	$1,698

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

62 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS F SHARES	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012 (a)	December 31, 2011
Net asset value, beginning	$76.31	$82.79	$62.68	$57.69	$63.21
Income from investment operations:
Net investment income	0.40	0.31	0.36	0.77	0.25
Net realized and unrealized gain (loss)	(4.48)	3.01	23.11	7.94	(3.44)
Total from investment operations	(4.08)	3.32	23.47	8.71	(3.19)
Distributions from:
Net investment income	—	(0.28)	(0.37)	(0.48)	(0.18)
Net realized gain	(2.10)	(9.52)	(2.99)	(3.24)	(2.15)
Total distributions	(2.10)	(9.80)	(3.36)	(3.72)	(2.33)
Total increase (decrease) in net asset value	(6.18)	(6.48)	20.11	4.99	(5.52)
Net asset value, ending	$70.13	$76.31	$82.79	$62.68	$57.69
Total return(b)	(5.40%)	3.93%	37.62%	15.23%	(5.07%)
Ratios to average net assets (c)
Net investment income	0.52%	0.43%	0.55%	1.23%	0.42%
Total expenses	1.01%	0.98%	0.90%	0.99%	1.03%
Net expenses	0.95%	0.95%	0.90%	0.94%	0.92%
Portfolio turnover	14%	21%	11%	13%	17%
Net assets, ending (in thousands)	$17,439	$17,153	$15,007	$9,323	$6,638

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 63

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS F SHARES	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)	December 31, 2012 (a)	December 31, 2011 (a)
Net asset value, beginning	$78.93	$86.41	$73.19	$65.66	$76.90
Income from investment operations:
Net investment income	1.44	2.03	1.49	1.80	1.67
Net realized and unrealized gain (loss)	(2.90)	(7.74)	13.44	9.36	(11.60)
Total from investment operations	(1.46)	(5.71)	14.93	11.16	(9.93)
Distributions from:
Net investment income	(0.02)	(1.77)	(1.71)	(3.63)	(1.31)
Net realized gain	—	—	—	—	—
Total distributions	(0.02)	(1.77)	(1.71)	(3.63)	(1.31)
Total increase (decrease) in net asset value	(1.48)	(7.48)	13.22	7.53	(11.24)
Net asset value, ending	$77.45	$78.93	$86.41	$73.19	$65.66
Total return (b)	(1.84%)	(6.62%)	20.47%	17.05%	(12.90%)
Ratios to average net assets (c)
Net investment income	1.75%	2.37%	1.85%	2.66%	2.24%
Total expenses	1.24%	1.32%	1.26%	1.25%	1.25%
Net expenses	1.19%	1.19%	1.19%	1.18%	1.16%
Portfolio turnover	10%	28%	12%	16%	24%
Net assets, ending (in thousands)	$3,906	$3,926	$3,131	$2,150	$6,429

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

64 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS F SHARES	December 31, 2015 (a)(b)
Net asset value, beginning	$50.24
Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain (loss)	(0.58)
Total from investment operations	(0.52)
Distributions from:
Net realized gain	(0.81)
Total distributions	(0.81)
Total increase (decrease) in net asset value	(1.33)
Net asset value, ending	$48.91
Total return(c)	(1.07%)
Ratios to average net assets (d)
Net investment income	0.71%(e)
Total expenses	0.87%(e)
Net expenses	0.87%(e)
Portfolio turnover	8%
Net assets, ending (in thousands)	$99

(a) From October 30, 2015 inception.
(b) Per share figures are calculated using the Average Shares Method.
(c) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Annualized.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 65

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS F SHARES	December 31, 2015(a)(b)
Net asset value, beginning	$55.33
Income from investment operations:
Net investment income	0.19
Net realized and unrealized gain (loss)	(0.62)
Total from investment operations	(0.43)
Distributions from:
Net investment income	(0.11)
Total distributions	(0.11)
Total increase (decrease) in net asset value	(0.54)
Net asset value, ending	$54.79
Total return(c)	(0.78%)
Ratios to average net assets (d)
Net investment income	2.01%(e)
Total expenses	0.78%(e)
Net expenses	0.78%(e)
Portfolio turnover	6%
Net assets, ending (in thousands)	$99

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 30, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Annualized.

66 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)(b)
Net asset value, beginning	$16.01	$15.17	$15.00
Income from investment operations:
Net investment income	0.23	0.29	0.21
Net realized and unrealized gain (loss)	(0.42)	0.81	0.08
Total from investment operations	(0.19)	1.10	0.29
Distributions from:
Net investment income	(0.22)	(0.16)	(0.12)
Net realized gain	(0.10)	(0.10)	—
Total distributions	(0.32)	(0.26)	(0.12)
Total increase (decrease) in net asset value	(0.51)	0.84	0.17
Net asset value, ending	$15.50	$16.01	$15.17
Total return(c)	(1.22%)	7.25%	1.97%
Ratios to average net assets: (d)(e)
Net investment income	1.42%	1.80%	2.10%(f)
Total expenses	0.88%	0.93%	1.60%(f)
Net expenses	0.83%	0.83%	0.83%(f)
Portfolio turnover	21%	36%	3%
Net assets, ending (in thousands)	$96,245	$99,765	$9,164

(a) Per share figures are calculated using the Average Shares Method.
(b) From April 30, 2013 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Amounts do not include the income or expenses of the Underlying Funds.
(f) Annualized.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 67

CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)(b)
Net asset value, beginning	$16.20	$15.47	$15.00
Income from investment operations:
Net investment income	0.24	0.26	0.20
Net realized and unrealized gain (loss)	(0.61)	0.82	0.39
Total from investment operations	(0.37)	1.08	0.59
Distributions from:
Net investment income	(0.16)	(0.17)	(0.12)
Net realized gain	(0.02)	(0.18)	—
Total distributions	(0.18)	(0.35)	(0.12)
Total increase (decrease) in net asset value	(0.55)	0.73	0.47
Net asset value, ending	$15.65	$16.20	$15.47
Total return(c)	(2.29%)	6.99%	3.94%
Ratios to average net assets: (d)(e)
Net investment income	1.48%	1.64%	2.06%(f)
Total expenses	0.90%	1.06%	1.41%(f)
Net expenses	0.83%	0.83%	0.83%(f)
Portfolio turnover	16%	46%	6%
Net assets, ending (in thousands)	$64,310	$35,428	$13,659

(a) Per share figures are calculated using the Average Shares Method.
(b) From April 30, 2013 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Amounts do not include the income or expenses of the Underlying Funds.
(f) Annualized.

68 CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)(b)
Net asset value, beginning	$16.60	$15.88	$15.00
Income from investment operations:
Net investment income	0.23	0.26	0.21
Net realized and unrealized gain (loss)	(0.82)	0.63	0.78
Total from investment operations	(0.59)	0.89	0.99
Distributions from:
Net investment income	(0.19)	(0.17)	(0.11)
Net realized gain	—(c)	—	—
Total distributions	(0.19)	(0.17)	(0.11)
Total increase (decrease) in net asset value	(0.78)	0.72	0.88
Net asset value, ending	$15.82	$16.60	$15.88
Total return(d)	(3.51%)	5.61%	6.59%
Ratios to average net assets: (e)(f)
Net investment income	1.37%	1.57%	2.12%(g)
Total expenses	0.86%	0.94%	1.25%(g)
Net expenses	0.83%	0.83%	0.83%(g)
Portfolio turnover	17%	30%	1%
Net assets, ending (in thousands)	$113,084	$82,389	$25,709

(a) Per share figures are calculated using the Average Shares Method.
(b) From April 30, 2013 inception.
(c) Amount is less than $0.01 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(f) Amounts do not include the income or expenses of the Underlying Funds.
(g) Annualized.

CALVERT VP PORTFOLIOS PROSPECTUS – CLASS F 69

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PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Portfolios, the following documents are available free upon request:
Annual/Semi-Annual Reports: Additional information about each Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In each Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.
Statement of Additional Information (SAI): The SAI for each Portfolio provides more detailed information about the Portfolio, including a description of each Portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for each Portfolio is incorporated into this Prospectus by reference, which means it is legally considered to be part of this Prospectus.
You can get free copies of reports and the SAIs, request other information and discuss your questions about the Portfolios by contacting your financial professional, or the Portfolios at:
Calvert Investments, Inc.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745
Each Portfolio also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert’s website at the following Internet address:
www.calvert.com
You can review and copy information about a Portfolio (including its SAI) at the SEC’s Public Reference Room at 100 F Steet, NE, Washington, D.C. 20549. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
The Portfolios enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Portfolios. Shareholders of the Portfolios are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Portfolios.
Neither this Prospectus, the SAI nor any document filed as an exhibit to the Portfolio’s registration statement is intended to give rise to any agreement or contract between a Portfolio and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Investment Company Act file:
No: 811-03591 Calvert Variable Series, Inc. (Calvert VP SRI Balanced Portfolio)
No: 811-04000 Calvert Variable Products, Inc. (Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP Russell 2000 Small Cap Index Portfolio, Calvert VP EAFE International Index Portfolio, Calvert VP Nasdaq 100 Index Portfolio, Calvert VP Investment Grade Bond Index Portfolio, Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio, and Calvert VP Volatility Managed Growth Portfolio)

Printed on recycled paper using soy inks

Calvert Variable Products (“VP”) Portfolios	Calvert Investments®
CALVERT VARIABLE SERIES, INC. (“CVS”)
Calvert VP SRI Mid Cap Growth Portfolio
Calvert VP SRI Balanced Portfolio
CALVERT VARIABLE PRODUCTS, INC. (“CVP”)
Calvert VP SRI Large Cap Core Portfolio
(formerly Calvert VP SRI Large Cap Value Portfolio)
Calvert VP S&P 500 Index Portfolio
Calvert VP S&P MidCap 400 Index Portfolio
Calvert VP Nasdaq 100 Index Portfolio
Calvert VP Russell 2000 Small Cap Index Portfolio
Calvert VP EAFE International Index Portfolio
Calvert VP Investment Grade Bond Index Portfolio
Calvert VP Natural Resources Portfolio
4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2016
This Statement of Additional Information (“SAI”) is not a prospectus. Investors should read the SAI in conjunction with the Prospectus of the applicable Portfolio (collectively referred to as the “Portfolios”) of Calvert Variable Series, Inc. or Calvert Variable Products, Inc. (each a “Fund” and collectively, the “Funds”) dated May 1, 2016.  Each Portfolio’s audited financial statements, included in its most recent Annual Report to Shareholders, are expressly incorporated by reference and made a part of this SAI.  Each Portfolio’s Prospectus and the most recent shareholder report may be obtained free of charge by writing the respective Portfolio at the above address, calling the Portfolio at (800) 368-2748, or visiting our website at www.calvert.com.

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS
The following supplemental discussion of investment policies and risks applies to each of the Portfolios, unless otherwise noted.
Foreign Securities
Each Portfolio may invest directly (or indirectly through an underlying security) in foreign securities. EAFE International Index may invest up to 100% of its net assets in foreign securities. Investments in foreign securities may present risks not typically involved in domestic investments. A Portfolio may purchase foreign securities directly on foreign markets. These securities are subject to the risk of currency fluctuation relative to the U.S. dollar.  Foreign securities may also involve different accounting, auditing, and financial reporting standards and various administrative difficulties such as delays in clearing and settling portfolio trades or in receiving payment of dividends or other distributions.  The Portfolios (other than Investment Grade Bond Index) may invest in American Depositary Receipts (“ADRs”). The Portfolios may also invest in other receipts evidencing ownership of foreign securities, such as Global Depositary Receipts (“GDRs”). ADRs are United States (“U.S.”) dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends.  Less information is normally available on unsponsored ADRs.  By investing in ADRs rather than directly in foreign issuers’ stock, the Portfolio may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. GDRs represent ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored GDRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. GDRs can involve currency risk since they may not be U.S. dollar-denominated.
Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Portfolio changes investments from one country to another or converts foreign securities holdings into U.S. dollars.
U.S. Government policies have at times, in the past, through imposition of currency controls, changes in tax policy and other restrictions, discouraged certain investments abroad by U.S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.
Foreign Governmental and Supranational Debt Securities
Investments in debt securities of governmental or supranational issuers are subject to all the risks associated with investments in U.S. and foreign securities and certain additional risks.
Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws, economic development, and humanitarian, political or environmental initiatives. Supranational debt obligations include: Brady Bonds (which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness); participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank and the European Economic Community.
Emerging Market Securities
Investing in emerging markets and in particular, in those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism);

more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on a Portfolio’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce a Portfolio’s income from investments in securities or debt instruments of emerging market country issuers. Lastly, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Forward Foreign Currency Contracts
Since an investment in the securities of an issuer domiciled in a foreign country usually involves the currency of that foreign country, and since the Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Portfolios as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or decreases in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decrease correspondingly. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the current rate prevailing in the foreign exchange market, or by entering into forward contracts to purchase or sell foreign currencies.
A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded both in the interbank market conducted directly between currency traders (usually large commercial banks) and between the currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
A Portfolio may enter into forward foreign currency contracts for two reasons. First, the Portfolio may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Portfolio may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.
Second, the Portfolio may have exposure to a particular foreign currency from the securities it holds and the Advisor and/or Subadvisor may anticipate a substantial decline or increase in the value of that currency against another currency. Similarly, a Portfolio may have exposure to a particular currency because of an overweight allocation to that currency in comparison to the Portfolio’s applicable benchmark. Under such circumstances, a Portfolio may enter into a forward contract to sell or buy, as applicable, the amount of the foreign currency, approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of this hedging strategy is uncertain. Although forward foreign currency contracts tend to limit the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. With respect to each of SRI Large Cap Core, S&P 500 Index, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, EAFE International Index, Investment Grade Bond Index, and Natural Resources, the Advisor or Subadvisor does not intend to enter into such forward contracts under this second circumstance if, as result, a Portfolio will have more than 20% of the value of its net assets committed to the consummation of such contracts. SRI Balanced does not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.
Small-Cap Issuers
The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.
Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely-known securities, and they tend to have a relatively higher percentage of ownership by company insiders.
Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies, or the market averages in general.
Mid-Cap Issuers
The securities of mid-cap issuers often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.  Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Large-Cap Issuers
Investing in large-cap issuers generally involves the risk that these companies may grow more slowly than the economy as a whole or not at all. Compared to small and mid-cap companies, large cap companies are more widely followed in the market, which can make it more difficult to find attractive stocks that are not overpriced. Large-cap stocks also may be less responsive to competitive opportunities and challenges, such as changes in technology, and may offer less potential for long-term capital appreciation.
Issuer Non-Diversification Risk
SRI Mid Cap Growth, SRI  Balanced, Nasdaq 100 Index and Natural Resources are each non-diversified and may focus their investments on a small number of issuers. A fund that is "non-diversified" may invest a greater percentage of its assets in the securities of a single issuer than a fund that is "diversified." A fund that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political, or regulatory occurrence affecting these issuers than a more diversified fund might be. Some of those issuers might also present substantial credit, interest rate or other risks.
Trust Preferred Securities
SRI Balanced may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike traditional preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes.
Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Trust preferred securities prices fluctuate for several reasons including changes in investors’ perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also (a) sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment, and (b) subject to the risk that they may be called for redemption in a falling interest rate environment.

Municipal Securities
Municipal securities share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities that SRI Balanced may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.
Asset-Backed Securities
SRI Balanced, SRI Large Cap Core, and Investment Grade Bond Index each may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments, which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.
Collateralized Mortgage Obligations
SRI Balanced, SRI Large Cap Core, and Investment Grade Bond Index each may invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are collateralized bonds that are general obligations of the issuer of the bonds.  CMOs are not direct obligations of the U.S. Government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages.  The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued.  Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMO.  This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of interest and principal are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.
The Federal Home Loan Mortgage Corporation (“FHLMC”) has introduced a CMO which is a general obligation of FHLMC.  This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.
SRI Large Cap Core and Investment Grade Bond Index may also invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.
Interest Only and Principal Only Mortgage-Backed Securities
SRI Balanced, SRI Large Cap Core, and Investment Grade Bond Index each may also invest in a variety of more risky mortgage-backed securities, including Interest Only (“IO”) and Principal Only (“PO”) securities. IO instruments are entitled to receive only interest payments made on the underlying mortgages or mortgage-backed securities, while PO instruments are entitled to receive only principal payments made on the underlying mortgages or mortgage-backed securities. IO instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of payments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. IO securities are subject to prepayment risk, which is the risk that payments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages.
PO instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of payments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster payments result in a higher rate of return when the face value of the security is paid back sooner than expected. PO securities are subject to extension risk, which is the risk that a rising interest rate environment will result in a slower rate of payments and will delay the final payment date. Each of SRI Large Cap Core and Investment Grade Bond Index limits investments in IO and PO securities, together with inverse floaters, to no more than 5% of its total assets.
Leveraged Loans
SRI Balanced may invest in leveraged loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Circumstances surrounding default in the payment of interest or principal on a loan may result in a reduction in the value of the loan and consequently a reduction in the value of a Portfolio’s investments and a potential decrease in the net asset value (“NAV”) of the Portfolio. Although the loans in which the Portfolios will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Portfolio’s access to the collateral may be limited by bankruptcy and, therefore, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.
There is no organized exchange on which loans are traded, and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, and a Portfolio may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Many loans are not registered with the SEC or any state securities commission and are not often rated by any nationally recognized statistical rating organization. Generally there is less readily available, reliable information about most loans than is the case for many other types of securities.
Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Portfolio, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans are also subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by a Portfolio may be adversely affected. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries. From time to time, one or more of the factors described above may create volatility in the markets for debt instruments and decrease the liquidity of the loan market.
Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there is typically less public information available about a specific loan than there would be if the loan were registered or traded on exchange. Loans may also not be considered “securities,” and purchasers, such as the Portfolio, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower.
The Portfolio may come into possession of material non-public information about a borrower as a result of its ownership of a loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, the Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Portfolio’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Portfolio; (iv) impede the Portfolio’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Portfolio to adverse tax or regulatory consequences. The Portfolio’s transactions in loans may take longer than seven days to settle, which may affect the Portfolio’s process for meeting redemptions. The Portfolio may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
Risks of Loan Assignments and Participations.  As the purchaser of an assignment, a Portfolio typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Portfolio may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning counterparty. In addition, if the loan is foreclosed, the Portfolio could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Portfolio may be required to pass along to a purchaser that buys a loan from the Portfolio by way of assignment a portion of any fees to which the Portfolio is entitled under the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Portfolio will be subject to the credit risk of both the borrower and the counterparty that is selling the participation. In the event of the insolvency of the counterparty selling a participation, the Portfolio may be treated as a general creditor of the counterparty and may not benefit from any set-off between the counterparty and the borrower.
Risk of Investing in Loans to Non-U.S. Borrowers.  The Portfolio may invest all or a portion of its assets in loans of non-U.S. borrowers. The Portfolio's investments in loans of non-U.S. borrowers may be affected by political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign borrowers may be subject to less regulation resulting in less publicly available information about the borrowers.
Illiquid Securities
Each of SRI Mid Cap Growth, SRI Balanced, and SRI Large Cap Core may not invest more than 15% of the value of its net assets in securities that at the time of the purchase are illiquid. Each of S&P 500 Index, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, EAFE International Index, Investment Grade Bond Index, and Natural Resources may not invest more than 10% of the value of its total assets in illiquid securities. The Advisor will monitor the amount of illiquid securities in each Portfolio, under the supervision of the Board, to ensure compliance with the Portfolio’s investment restrictions.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of the securities, and a Portfolio might be unable to sell restricted or other illiquid securities promptly or at reasonable prices.
Notwithstanding the above, a Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act.  This rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately placed securities even though such securities are not registered under the Securities Act.  If the Board determines, based upon a continuing review of Rule 144A securities, that they are liquid, they will not be subject to the Portfolio’s limit on illiquid investments.  The Board has adopted guidelines as part of the Valuation Procedures and delegated to the Advisor the daily function of determining the liquidity of restricted securities.  The Board retains sufficient oversight and is ultimately responsible for the determinations.
Restricted securities will be priced at fair value as determined in accordance with procedures adopted by the Fund’s Board.
Short-Term Instruments
Each Portfolio may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar instruments; (iii) commercial paper; (iv) repurchase agreements; (v) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks that may be purchased by the Portfolio; and (vi) money market funds.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Temporary Defensive Positions
For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Portfolios may invest in cash or cash equivalents. Cash equivalents include instruments such as, but are not limited to, U.S. government and agency obligations, certificates of deposit, banker’s acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements.
SRI Balanced may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" above.
The Portfolios’ investments in temporary defensive positions are generally not insured by the Federal Deposit Insurance Corporation, even though a bank may be the issuer.
Certificates of Deposit
Each Portfolio may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Portfolio’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Portfolio may not be fully insured.
Bankers' Acceptances
Each Portfolio may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
Bank Time Deposits
Each Portfolio may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
Commercial Paper
Each Portfolio may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Portfolio and a corporation. There is no secondary market for the notes. However, they are redeemable by a Portfolio at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Portfolio’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.
Repurchase Agreements
Repurchase agreements are arrangements under which a Portfolio buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A Portfolio engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.

Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Portfolio would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. To limit this risk, the Portfolios will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Fund's Board of Directors. In addition, the Portfolios will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Portfolio pursuant to the agreement, the Portfolio will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Portfolio may incur a loss and may incur expenses in selling the underlying security.
While an underlying security may mature after one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid. SRI Balanced (fixed income portion) may invest in repurchase agreements without limit. SRI Mid Cap Growth and SRI  Balanced (equity portion) may each invest up to 10% of their respective net assets in repurchase agreements, except that investments in repurchase agreements may exceed this limit for temporary defensive purposes.
Reverse Repurchase Agreements
Each Portfolio (except SRI Large Cap Core) may invest in reverse repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolio invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. A Portfolio intends to enter into a reverse repurchase agreement only when the interest income expected to be earned on the obligation in which the Portfolio plans to invest the proceeds exceeds the amount the Portfolio will pay in interest to the other party to the agreement plus all costs associated with the transaction. The Portfolios do not intend to borrow for leverage purposes. The Portfolios will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.
During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain, in a segregated custodial account, an amount of cash, U.S. Government securities or other liquid, high-quality debt securities at least equal in value to the repurchase price. The Portfolio will mark to market the value of assets held in the segregated account and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
A Portfolio’s use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolio may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolio under the agreement, the Portfolio may have been better off had it not entered into the agreement. However, the Portfolio will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund’s Board of Directors. Each of SRI Mid Cap Growth and SRI Balanced may invest up to 10% of its net assets in reverse repurchase agreements, and each of S&P 500 Index, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, EAFE International Index, Investment Grade Bond Index, and Natural Resources may invest up to 5% of its total assets, in reverse repurchase agreements.
Below-Investment Grade, High-Yield Debt Securities
Below-investment grade, high-yield debt securities are lower quality debt securities (generally those rated BB+ or lower by Standard & Poor’s Ratings Services (“S&P”) or Ba1 or lower by Moody’s Investors Service (“Moody’s”), known as “junk bonds”). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. See Appendix B for a description of the ratings.  A Portfolio considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (“NRSRO”), or is an unrated security of comparable quality as determined by the Advisor or Subadvisor.  Below-investment grade, high-yield debt securities involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than investment grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities are usually not attractive to as many buyers as rated securities are, which may make them less marketable.
The quality limitation set forth in a Portfolio’s investment policy is determined immediately after the Portfolio’s acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio’s investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.
Acquired Funds and Notes
The Portfolios may invest in exchange-traded funds (“ETFs”) and other types of investment companies, funds and trusts, such as open-end mutual funds, unit investment trusts, closed-end funds, grantor trusts, and real estate investment trusts ("REITs")(collectively, the "Acquired Funds"). Natural Resources may also invest in exchange-traded notes (“ETNs,” together with the Acquired Funds, the “Acquired Funds and Notes”). Any Index-based Portfolio may invest in shares of an ETF or unit investment trust, which is currently in existence or is created in the future, that is designed to track the performance of the Portfolio's underlying Index.
Exchange-Traded Funds.  The Portfolios may invest in ETFs. ETFs are shares of unit investment trusts or, more commonly, open-end investment companies that can be traded in the secondary market (e.g., on an exchange) and whose underlying assets are generally stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset value (“NAV”), ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day's next calculated NAV.  Although there can be no guarantee that an ETF’s intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a taxable event for the ETF or its ongoing shareholders.
SRI Mid Cap Growth may purchase shares of ETFs for the limited purpose of managing the Portfolio’s cash position consistent with the Portfolio’s applicable benchmark. For example, an ETF may be purchased if the Portfolio has excess cash and it may be held until the Advisor and/or Subadvisor decides to make other permissible investments.  Similarly, if the Portfolio should receive a large redemption request, the Portfolio could sell some or all of an ETF position to raise cash.
The sustainable and socially responsible investment criteria of any Portfolio will not apply to an investment in an ETF or to any of the individual underlying securities held by the ETF. Accordingly, a Portfolio could have indirect exposure to a company that does not meet the Portfolio’s sustainable and socially responsible investment criteria and that could therefore not be purchased directly by the Portfolio.  ETF investments, however, (i) will not constitute a direct ownership interest in any security that does not meet applicable sustainable and socially responsible investment criteria, (ii) will be limited to the amount of net cash available, which, in general, is not expected to be a material portion of any Portfolio and (iii) will be used principally to help reduce deviations from the applicable Portfolio’s benchmark.
Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), (iii) tracking error risk (the risk of errors in matching the ETF's underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, ETFs may trade at a discount from their NAV, and because ETFs operate as open-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the Portfolios.  Therefore, a Portfolio's purchase of an ETF results in the layering of expenses, such that Portfolio shareholders indirectly bear a proportionate share of any operating expenses of the ETF.
Exchange-Traded Notes. ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor. They are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, they are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. Additionally, recent private letter rulings by the Internal Revenue Service have indicated that a regulated investment company (RIC), such as a Portfolio, can rely on favorable treatment concerning whether ETNs that track commodity indices generate qualifying income under Section 851(b)(2) of the Internal Revenue Code.
Real Estate Investment Trusts.  The Portfolios may invest in investments related to real estate, including REITs.  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by such REITs, while mortgage

REITs, which make construction, development and long-term mortgage loans, may be affected by the quality of credit extended.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940, as amended (the “1940 Act”). If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by their shareholders.
Closed-end Investment Companies.  The Portfolios may invest their assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Portfolios, together with any company or companies controlled by the Portfolios, and any other investment companies having the Advisor as an investment advisor, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are often then listed for trading on an exchange and, in some cases, may be traded in over-the-counter markets. Because shares of closed-end funds generally cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a mutual fund), investors may be limited to buying and selling shares of closed-end funds in the secondary market.
A Portfolio generally will purchase shares of closed-end funds only in the secondary market. A Portfolio will incur normal brokerage costs on such purchases similar to the expenses a Portfolio would incur for the purchase of securities of any other type of issuer in the secondary market. A Portfolio may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor or Subadvisor, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive investment opportunity consistent with the investment objectives of the Portfolio. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Portfolio purchased such securities in the secondary market.
After their initial public offering, the shares of many closed-end funds frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. A market discount may be due in part to the investment objective of long-term appreciation sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to a market discount.
A Portfolio may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Portfolio will ever decrease. In fact, it is possible that this market discount may increase and a Portfolio may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Portfolio's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Portfolio at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Portfolio.
Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Portfolio's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Limitations on Investing in Other Investment Companies.  Section 12(d)(1) of the 1940 Act generally prohibits a Portfolio from acquiring: (i) more than 3% of another open-end investment company’s voting stock; (ii) securities of another open-end investment company with a value in excess of 5% of a Portfolio’s total assets (“5% Limit”); or (iii) securities of such other open-end investment company and all other open-end investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio’s total assets (“10% Limit”). In addition, Section 12(d)(1) generally prohibits another open-end investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other open-end investment company’s voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Some underlying ETFs have obtained exemptive orders permitting other investment companies, such as the Portfolios, to acquire their securities in excess of the Section 12(d)(1) limits of the 1940 Act. The Portfolios currently are not relying on such exemptive orders.  However, the Portfolios may choose to rely on them in the future, and if they do so choose, they will comply with the conditions specified in such exemptive orders at that time. Otherwise, each Portfolio’s ETF investments will comply with Section 12(d)(1) of the 1940 Act.

Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price which includes a sales load of more than 1½%. An investment company that issues shares to a Portfolio pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. When the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, Section 12(d)(1)(F) also requires the Portfolio (or the Advisor or Subadvisor acting on behalf of the Portfolio) to either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.
Each Portfolio and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any open-end investment company pursuant to Section 12(d)(1)(F). Accordingly, when affiliated persons (such as other Portfolios of the Funds) hold shares of any of the open-end investment companies, the Portfolio’s ability to invest fully in shares of those open-end investment companies is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference. Section 12(d)(1)(F) of the 1940 Act also provides that an open-end investment company whose shares are purchased by a Portfolio will be obligated to redeem shares held by the Portfolio (to the extent that the Portfolio seeks redemption of those shares) only in an amount up to 1% of the open-end investment company’s outstanding securities during any period of less than 30 days. Shares held by a Portfolio in excess of 1% of an open-end investment company’s outstanding securities therefore, may under certain circumstances be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Portfolio’s total assets.  However, each Portfolio generally will trade open-end investment company shares on secondary markets, and will look to those secondary markets for the purpose of determining whether the underlying open-end investment companies are readily marketable.
Further, each Portfolio may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limit and the 10% Limit, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for funds of funds.
Under certain circumstances an open-end investment company may determine to make payment of a redemption by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Portfolio may hold securities distributed by an open-end investment company until the Advisor or Subadvisor determines that it is appropriate to dispose of such securities.
To the extent the 1940 Act limitations apply to an Acquired Fund, such limitations may prevent a Portfolio from allocating its investments in the manner that the Advisor or Subadvisor considers optimal, or may cause the Advisor or Subadvisor to select a similar index or a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") providing similar exposure as an alternative. The Portfolios may also invest in Stock Baskets when the Advisor or Subadvisor believes they represent more attractive opportunities than comparable Acquired Funds.
Derivatives
A Portfolio may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities for the purpose of adjusting the risk and return characteristics of the Portfolio. A Portfolio can use these practices either as a substitute for alternative permissible investments or as protection against a move that has an adverse effect on the Portfolio’s securities holdings. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio’s investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid, which can make it difficult to value them.  Derivatives may result in loss of principal.
Additional government regulation of derivative instruments may limit or prevent a Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio. For example, the Securities and Exchange Commission has proposed a new rule that, if adopted, may restrict a Portfolio’s ability to enter into derivative transactions and would change the manner in which the Portfolio segregates assets to cover derivatives transactions. The full extent and impact of the proposed rule are not fully known and may not be known for some time. The proposed rule also may make the management of a Portfolio more costly and less efficient and may require changes to the Portfolio’s investment strategies that may adversely affect the performance of the Portfolio or its ability to achieve its investment objectives.

Options and Futures Contracts (not applicable to SRI Large Cap Core)
Each Portfolio may purchase put and call options on securities and may employ a variety of option combination strategies using long and short options positions. In addition, each Portfolio may write covered call options and secured put options on securities which are consistent with the respective Portfolio’s investment objective, strategies and policies, and which meet the Portfolio’s sustainable and socially responsible investment criteria (as applicable). Each Portfolio may also engage in the purchase and sale of futures contracts, including interest rate futures contracts. In addition, each Portfolio may purchase put or call options on such futures contracts, and each Portfolio may write covered call options and secured put options on such futures contracts. Each Portfolio’s use of options and futures is described more fully below.
Each of S&P 500 Index, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, EAFE International Index, Investment Grade Bond Index, and Natural Resources may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts, subject to each Portfolio's non-fundamental investment restrictions. Each of these Portfolios may invest up to 20% of its assets in such futures and/or options contracts.
The Portfolios may engage in such transactions only for hedging purposes, including hedging of a Portfolio’s cash position or protecting the price or interest rate of securities that the Portfolio intends to buy. They may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date and European-style options may only be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.
The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price. This difference, known as the option’s intrinsic value, determines whether an option is in-the-money, at-the-money or out-of-the-money at any point in time. If there is an existing secondary market for an option, it can be closed out at any time by the Portfolio for a gain or a loss.  Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option. Options that expire out-of-the-money are worthless resulting in a loss of the entire premium paid.
Other principal factors that affect the market value of an option include supply and demand, interest rates, and the current market price and price volatility of the underlying security.
Purchasing Options.  A Portfolio will pay a premium (plus any commission) to purchase an option.  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.
Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  A Portfolio may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which the Portfolio intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  A Portfolio may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objective and policies of the Portfolio.
Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases.  However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  A Portfolio may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing Options.  Writing options means that the Portfolio is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless).  Accordingly, the Portfolios may only write covered call options and secured put options, which mitigate these substantial risks.  A call option is deemed “covered” if the Portfolio owns the security.  A put option is deemed “secured” if the Portfolio has segregated cash or securities having an aggregate value equal to the total purchase price the Portfolio will have to pay if the put option is exercised.
Call Options.  A Portfolio that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security.  However, because the Portfolio is obligated to sell that security at the exercise price, this strategy also limits the Portfolio’s ability to benefit from an increase in the price of the security above the exercise price.
Each of the Portfolios may write covered call options on securities. This means that so long as a Portfolio is obligated as the writer of a call option, the Portfolio will own the underlying security.  A Portfolio may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the NAV per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Portfolio to forgo future appreciation of the securities covered by the option. A Portfolio’s turnover may increase through the exercise of a call option that it has written; this may occur if the market value of the underlying security increases and the Portfolio has not entered into a closing purchase transaction. When a Portfolio writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.
Put Options.  A Portfolio that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Portfolio’s acquisition cost for that security.  A Portfolio that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the Portfolio with a partial buffer against a price increase, while providing the Portfolio with an opportunity to acquire the security at the lower exercise price.  However, the Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price).  Accordingly, this strategy may result in unexpected losses if the option is exercised against the Portfolio at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.
A Portfolio may only write secured put options, which requires the Portfolio to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Portfolio will have to segregate additional assets.  When a Portfolio writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.
Foreign Currency Options.  A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the term of the option. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option writer is obligated to sell the underlying foreign currency (in the case of a call option) or buy the underlying foreign currency (in the case of a put option) if it is exercised. However, either seller or buyer may close its position prior to expiration.
A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Portfolio against an adverse movement in the value of a foreign currency, it limits the gain which might result from a favorable movement in the value of such currency due to the payment of the option premium. For example, if a Portfolio held securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Portfolio had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on foreign currencies, except that references therein to securities should instead refer to foreign currencies.

Exchange-Traded Options.   A Portfolio may purchase and write put and call options in standard contracts traded on national securities exchanges (on securities of issuers which meet the respective Portfolio’s sustainable and socially responsible investment criteria, as applicable) and on foreign currencies. Options exchanges may provide liquidity in the secondary market. Although the Portfolios intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent a Portfolio from closing an options position, which could impair the Portfolio’s ability to hedge effectively. The inability to close out a written option position may have an adverse effect on the Portfolio’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to exchange-traded options.
Over-the-Counter ("OTC") Options.  OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker.
A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Portfolio may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a Portfolio has written a covered call option and is unable to effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the segregated securities that secure the put to raise cash for other investment purposes so long as it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.
The information provided above under "Purchasing Options" and "Writing Options" is applicable to OTC options.
Futures Transactions.  The Portfolios may purchase and sell futures contracts, but only when, in the judgment of the Advisor and/or Subadvisor, such a position acts as a hedge.  The Portfolios may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.
Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission (“CFTC”). Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts.
A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery.  In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, a Portfolio deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker.  Payments of maintenance margin reflect changes in the value of the futures contract, with the Portfolio being obligated to make such payments if the futures position becomes less valuable and entitled to receive such payments if the futures position becomes more valuable.
The Portfolios can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor and/or Subadvisor judge market conditions incorrectly or employ a strategy that does not correlate well with a Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed.
With respect to SRI Balanced, the purchase and sale of futures contracts is for the purpose of hedging the Portfolio’s holdings of long-term debt securities. Futures contracts based on U.S. Government securities and Government National Mortgage Association (“GNMA”) certificates historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which mortgage-related securities reacted to the change. If interest rates increase, the value of such securities held by the Portfolio would decline, but the value of a short position in futures contracts would increase at approximately the same rate, thereby keeping the NAV of the Portfolio from declining as much as it otherwise would have. Thus, if the Portfolio owns long-term securities and interest rates were expected to increase, it might sell futures contracts rather than sell its holdings of long-term securities. If, on the other hand, the Portfolio held cash reserves and interest rates were expected to decline, the Portfolio might enter into futures contracts for the purchase of U.S. Government securities or GNMA certificates and thus take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term securities in the cash market. The Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline.
Options on Futures Contracts.  Each Portfolio may purchase put or call options on, and each Portfolio may write secured put options or write covered call options on, futures contracts that the Portfolio could otherwise invest in. Each of S&P 500 Index, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, EAFE International Index, Investment Grade Bond Index, and Natural Resources may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts, subject to each Portfolio's non-fundamental investment restrictions. The Portfolios may also enter into closing transactions with respect to such options to terminate an existing position.
Each Portfolio may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.
Foreign Currency Futures Transactions.  Through the purchase or sale of these contracts and options, a Portfolio may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost. See “Forward Foreign Currency Contracts” above.
Unlike forward foreign currency contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency contracts although actual liquidity and costs will vary based on the particular currency and market conditions at the time of the transaction.
Regulatory Limitations.  The Advisor to the Portfolios has claimed an exclusion from the CFTC’s definition of “commodity pool operator.” Under the relevant CFTC rule, the Advisor can claim an exclusion with respect to a Portfolio if the Portfolio, among other things, limits its use of certain derivatives, such as futures, certain options, and swaps.  Under the rule, if a fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a Portfolio’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  If the Portfolio’s use of futures contracts does not comply with these limits, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the Portfolios’ commodity pool operator, and the Portfolio would be subject to regulation under the Commodity Exchange Act. The Portfolio may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
The Portfolios generally intend to engage in transactions in futures contracts and options thereon only for hedging, risk management, and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities.
In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by a Portfolio, an amount of cash, U.S. Government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the Portfolio's custodian to cover the position, or alternative cover will be employed, thereby ensuring that the use of such futures contracts and options is unleveraged.
Additional Risks of Options and Futures Contracts.  If a Portfolio has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the Portfolio may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Portfolio has sold futures or taken options positions to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Portfolio may decline. If this were to occur, the Portfolio might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.

The hours of trading for options on U.S. Government securities may not correspond exactly to the hours of trading for the underlying securities. To the extent that the options markets close before the U.S. Government securities markets close, significant movements in rates and prices may occur in the Government securities markets that cannot be reflected in the options markets.
A Portfolio can close out futures positions and options on futures in the secondary market only on an exchange or board of trade. Although the Portfolios intend to purchase or sell only such futures, and purchase or write such options, for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract or option at any particular time. This might prevent the Portfolios from closing a futures position or an option on a futures contract, which could require a Portfolio to make daily margin payments in the event of adverse price movements. If a Portfolio cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.
Although some of the securities underlying an index future contract, an option on an index future contract or an option on an index may not necessarily meet the Portfolio’s sustainable and socially responsible investment criteria (as applicable), any such hedge position taken by the Portfolio will not constitute a direct ownership interest in the underlying securities.
Lending Portfolio Securities
A Portfolio may lend portfolio securities to certain financial institutions and broker/dealers, provided the aggregate value of the securities loaned by a Portfolio will not exceed 33 1/3% of its total assets.
Each such loan must be secured continuously in the form of cash or securities issued or guaranteed by the U.S. Government. Unless market practice otherwise permits, the collateral for each loan will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, is marked to market on a daily basis. A Portfolio that has made a loan must be able to terminate the loan upon notice at any time, subject to the normal settlement period for the applicable security. Each Portfolio will seek to exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including responsible investment matters.
The advantage of such loans is that a Portfolio continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral, which may be invested in accordance with the Portfolio’s investment objective, policies and restrictions.
Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, a Portfolio will make loans of its portfolio securities only to those firms the Advisor and/or Subadvisor deem creditworthy and only on terms the Advisor and/or Subadvisor believe should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Portfolio. The Portfolio will recognize any gain or loss in the market value of the securities during the loan period. The Portfolio may pay reasonable custodial fees in connection with the loan.
Swap Agreements
SRI Balanced may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks.  The Portfolio will only enter in swap agreements for hedging purposes.  The counterparty to any swap agreements must meet credit guidelines as determined by the Advisor.
The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary portfolio securities transactions.  If the Advisor is incorrect in its forecasts of market variables, the investment performance of the Portfolio may be less favorable than it would have been if this investment technique were not used.
Credit default swaps are one type of swap agreement that the Portfolio may invest in. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer makes regular fixed payments in return for a contingent payment by the seller upon either (i) the occurrence of an observable credit event that affects the issuer of a specified bond or (ii) a change in the credit spread of a specified bond. The contingent payment may compensate the protection buyer for losses suffered as a result of the credit event. If the protection seller defaults on its obligation to make the payment, the Portfolio would bear the losses resulting from the credit event. The Portfolio will only invest in credit default swaps for hedging purposes.
U.S. Government-Sponsored Obligations
SRI Balanced, SRI Large Cap Core and Investment Grade Bond may invest in debt and mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and FHLMC, commonly known as Fannie Maes and Freddie Macs, respectively.

Fannie Mae and Freddie Mac. Unlike GNMA certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.
In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship with the objective of returning the entities to normal business operations; FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.
It is not known when or how the conservatorships will be terminated or what changes to FNMA and FHLMC’s business structures will be made during or following the termination of the conservatorships.  However, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010, required the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships, including such options as the gradual winding-down and liquidation of FNMA and FHLMC or the privatization of such firms.  On February 11, 2011, the Treasury and the U.S. Department of Housing and Urban Development released their report to Congress on reforming America’s housing finance market. The report provides that the Obama Administration will work with FHFA to determine the best way to responsibly reduce FNMA’s and FHLMC’s role in the market and ultimately wind down both firms.
U.S. Government-Backed Obligations
The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. Government agency or instrumentality may not be backed by the full faith and credit of the United States.)
Ginnie Maes.  SRI  Balanced, SRI Large Cap Core and Investment Grade Bond may invest in debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes. Ginnie Maes are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due.
U.S. Treasury Obligations.  Direct obligations of the United States Treasury are backed by the full faith and credit of the United States. They differ only with respect to their rates of interest, maturities, and times of issuance. U.S. Treasury obligations consist of: U.S. Treasury bills (having maturities of one year or less), U.S. Treasury notes (having maturities of one to ten years), and U.S. Treasury bonds (generally having maturities greater than ten years).
Structured Notes
Natural Resources may invest up to 10% of its total assets in structured notes. Structured notes are derivative debt securities whose interest rate or principal is determined by a factor that is not associated with the issue. These factors may reference the value of one or more unrelated equity or fixed income securities (including an index), interest rates or commodities. Structured securities may include terms providing that, in certain circumstances, no principal is due at maturity. Such terms may result in a substantial loss of invested capital. Structured notes may be positively or negatively indexed. As a consequence, the appreciation of the reference factor may produce a significant increase or a decrease in the interest rate or the value of the security at maturity because the adjustment may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. These securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference factor. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.
Zero-Coupon and Payment-In-Kind Bonds
SRI Large Cap Core and Investment Grade Bond Index may invest in zero-coupon bonds. A zero-coupon bond is a security that has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon. Because there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.
SRI Large Cap Core and Investment Grade Bond Index may invest in payment-in-kind bonds. Payment-in-kind ("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than securities paid in cash.
Convertible Bonds
SRI Large Cap Core and Investment Grade Bond Index may invest in convertible bonds. Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.
Concentration Risk (applies to Nasdaq 100 Index and  Natural Resources)
Nasdaq 100 Index will invest primarily in the common stocks of the companies that comprise the NASDAQ-100 Index. The NASDAQ-100 Index is an unmanaged index of common stocks comprised of 100 common stocks of the largest domestic and international non-financial companies in the broader NASDAQ Composite Index based on market capitalization. A downturn in the industries represented in the NASDAQ-100 Index would impact the Portfolio more than a portfolio that does not concentrate in these industries.
Natural Resources typically will invest substantially all of its net assets in ETFs and ETNs that represent different natural resources exposures. Natural resources have a historically low correlation to financial assets such as stocks and bonds. Correspondingly, their prices respond differently to financial market and economic conditions, although both are driven by the basic forces of supply and demand. Natural resources prices can be affected by warehousing and delivery constraints, weather, agriculture, trade, fiscal, monetary and currency exchange processes, domestic and foreign political and economic events and policies, disease, pestilence, technological developments, and changes in interest rates. In addition, markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. A downturn in the prices of natural resources would impact the Portfolio more than a portfolio that does not concentrate in this sector.
Leverage
In leveraged transactions, borrowing magnifies the potential for gain or loss on the Portfolio’s securities holdings and therefore, if employed, increases the possibility of fluctuation in the Portfolio’s NAV.
Any use of leverage by the Portfolio is premised generally upon the expectation that the Portfolio will achieve a greater return on its investments with the proceeds from the borrowed funds than the additional costs the Portfolio incurs as a result of such leverage. If the income or capital appreciation from the securities purchased with borrowed funds is not sufficient to cover the cost of leverage or if the Portfolio incurs capital losses, the return of the Portfolio will be less than if leverage had not been used.  The Advisor may determine to maintain the Portfolio’s leveraged position if it expects that the long-term benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Leverage creates risks which may adversely affect the return for shareholders, including:

•	fluctuations in interest rates on borrowings and short-term debt; and

•
the potential for a decline in the value of an investment acquired with borrowed funds, while the Portfolio’s obligations under such borrowing remain fixed. If interest rates rise or if the Portfolio otherwise incurs losses on its investments, the Portfolio’s NAV attributable to its shares will reflect the resulting decline in the value of its portfolio holdings.

Capital raised through borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased.  The Portfolio also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. Certain types of borrowings may result in the Portfolio being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Portfolio’s ability to pay dividends and distributions on its shares in certain instances.  The Portfolio may also be required to pledge its assets to lenders in connection with certain types of borrowing.  The Advisor does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Portfolio’s holdings in accordance with the Portfolio’s investment objective and policies.  Due to these covenants or restrictions, the Portfolio may be forced to liquidate investments at times and at prices that are not favorable to the Portfolio, or to forego investments that the Advisor otherwise views as favorable.
To reduce its borrowings, the Portfolio might be required to sell securities at a time when it would be disadvantageous to do so.  In addition, because interest on money borrowed is a Portfolio expense that it would not otherwise incur, the Portfolio may have less net investment income during periods when its borrowings are substantial.  The interest paid by the Portfolio on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.
To reduce the risks of borrowing, each Portfolio will limit its borrowings as described in the "Investment Restrictions."
Warrants
Warrants, like options, give their holder the right to purchase common stock at a specific price, and they remain valid for a specific period of time.  Warrants may have a life ranging from less than one year to perpetuity. However, most warrants have expiration dates after which they are worthless.  Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.
Charitable Contributions
On occasion, SRI Mid Cap Growth or SRI Balanced may make de minimis charitable contributions to groups intended to further the Portfolio's responsible investment purpose, including but not limited to educating investors about responsible investing.

ADDITIONAL RISK DISCLOSURE
Financial Markets Risk
Over the past several years, the U.S. and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Portfolios may invest. While certain recent economic indicators have shown modest improvements in the capital markets, these indicators could worsen. During periods of extreme market volatility, prices of securities held by the Portfolios may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Portfolios could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.
Reduced liquidity in credit and fixed-income markets may continue to negatively impact issuers worldwide. Illiquidity in these markets may reduce the amount of credit available to purchasers of raw materials, goods, and services, which may, in turn, place downward pressure on the prices of economic staples. It may also result in issuers facing increased difficulty obtaining financing and, ultimately, a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolios.  The Advisor and each Subadvisor generally will take these and other economic conditions into consideration when making investment decisions for a Portfolio and will seek to manage the Portfolio in a manner consistent with achieving that Portfolio’s investment objective, but there can be no assurance that the Advisor or Subadvisor will be successful in doing so.
The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although high debt levels are not necessarily indicators or causes of economic problems, they may create certain systemic risks if sound debt management practices are not implemented. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. Among other reasons for the downgrade, S&P cited controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility. The downgrade may also adversely affect the market prices and yields of securities backed by the U.S.
In light of these and other conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration, and regulators have increased their focus on the regulation of the financial services industry. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios are regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective.
Fixed-income markets have recently experienced a period of relatively high volatility. Amid an improving economy and the cessation of the U.S. Federal Reserve's quantitative easing program, the Portfolios may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. U.S. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Portfolios’ investments, which could cause the value of a Portfolio’s investments and the Portfolio’s share price to decline or create difficulties for the Portfolio in disposing of investments.  A Portfolio that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Portfolio that does not invest in derivatives. If rising interest rates cause a Portfolio to lose enough value, the Portfolio could also face increased shareholder redemptions, which could force the Portfolio to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. To the extent a Portfolio experiences high redemptions because of these policy changes, a Portfolio may experience increased portfolio turnover, which will increase the costs that a Portfolio incurs and lower a Portfolio’s performance.
Cybersecurity Risk
The Portfolios and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Portfolios or their investment advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolios. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Portfolios’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolios to regulatory fines or financial losses and/or cause reputational damage. The Portfolios may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Portfolios may invest, which could result in material adverse consequences for such issuers and may cause the Portfolios’ investment in such companies to lose value.

INVESTMENT RESTRICTIONS
SRI Mid Cap Growth and SRI Balanced
Each Portfolio has adopted the following fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio as defined in the 1940 Act.

(1)	[Reserved.]

(2)
Each Portfolio may not concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

(3)
Each Portfolio may not issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed).

(4)
Each Portfolio may not underwrite the securities of other issuers, except to the extent that the purchase of obligations, either directly from the issuer or from an underwriter for an issuer, may be deemed to be an underwriting.

(5)
Each Portfolio may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that SRI  Mid Cap Growth may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

(6)
No Portfolio may lend any security or make any loan, including engaging in repurchase agreements, if as a result, more than 33 1/3% of the Portfolio’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1)	SRI Mid Cap Growth may not, under normal circumstances, invest less than 80% of its net assets in the common stocks of mid-cap companies.

(2)	[Reserved.]

(3)	[Reserved.]

(4)	[Reserved.]

(5)	Each Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of their respective total assets.

(6)	Each Portfolio may not acquire private placement investments until the value of the Portfolio’s assets exceeds $20 million.

(7)	SRI Mid Cap Growth may not write options on more than 50% of its total assets.

(8)	Each Portfolio may not purchase illiquid securities if more than 15% of the value of net assets would be invested in such securities.

(9)
Each Portfolio may not make short sales of securities or purchase any securities on margin except that each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by a Portfolio of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

(10)	[Reserved.]

(11)	[Reserved.]

(12)	[Reserved.]

(13)	[Reserved.]

(14)	[Reserved.]

(15)	[Reserved.]

(16)	[Reserved.]

(17)	[Reserved.]
With respect to Nonfundamental Investment Restriction No. 1, the Portfolio will provide shareholders with at least 60 days’ notice before changing its 80% policy.
Any investment restriction (other than those regarding borrowings and illiquid holdings) that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.
SRI Large Cap Core, S&P 500 Index, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, EAFE International Index, Investment Grade Bond Index, and Natural Resources
Each Portfolio has adopted the following fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio as defined under the 1940 Act. The Portfolios’ fundamental investment restrictions provide that no Portfolio is allowed to:

(1)	Issue senior securities (except that each Portfolio may borrow money as described in restriction (9) below).

(2)
With respect to 75% of the value of its total assets (or with respect to 50% of the value of its total assets for Natural Resources and Nasdaq 100 Index), invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities and other investment companies) of any one issuer.

(3)
Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(4)
Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not apply to Natural Resources or Nasdaq 100 Index.

(5)
Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to futures contracts or options purchased by the Portfolios in compliance with non-fundamental restrictions 5 and 6 below.

(6)
Purchase any securities on margin (except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

(7)
Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

(8)	Lend its securities, if, as a result, the aggregate of such loans would exceed one-third of the Portfolio's total assets.

(9)
Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks and by entering into reverse repurchase agreements (all Portfolios except SRI Large Cap Core may enter into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. EAFE International Index will not purchase additional securities when money borrowed exceeds 5% of total assets. For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.

(10)
Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

(11)
Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

(12)	As to all Portfolios (except VP SRI Large Cap Core), enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.
Natural Resources will treat each ETF as an investment company and each ETN as a security of the issuer for purposes of determining diversification requirements of Section 5 of the 1940 Act.
The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote. Under these restrictions, no Portfolio may:

(1)
Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Advisor or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

(2)
Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Advisor or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

(3)
Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

(4)	Invest in companies for the purpose of exercising control (alone or together with the other Portfolios).
Each Portfolio has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions, each Portfolio (except SRI Large Cap Core) may not:
(1) Invest more than 20% of its assets in futures contracts and/or options on futures contracts. SRI Large Cap Core may not enter into futures contracts.
(2) Invest in options if more than 5% of its assets are paid for premiums for outstanding put and call options (including options on futures contracts) and if more than 25% of the Portfolio's assets consist of collateral for outstanding options. SRI Large Cap Core may not buy or write option contracts.
Any investment restriction (other than those regarding borrowings and illiquid holdings) that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.
In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of life insurance company separate accounts may be invested in Portfolio shares.
The following applies to all Portfolios:
Under current law a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.
Under the interpretation of the Securities and Exchange Commission (“SEC”) staff, “concentrate” means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.
Under current law a Portfolio may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Portfolio may underwrite securities to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act  in selling a portfolio security.

DIVIDENDS, DISTRIBUTIONS, AND TAXES
Each Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  If for any reason a Portfolio should fail to qualify, it would be taxed as a corporation at the Portfolio level, rather than passing through its income and gains to shareholders.
Any distributions of a Portfolio’s net investment income or realized net capital gains are normally paid once a year. However, the Portfolios do not intend to make distributions from realized net capital gains unless available capital loss carryforwards, if any, have been used or have expired.  Utilization of these capital loss carryforwards may be subject to annual limitations under Section 382 of the Code.
Capital loss carryforwards as of December 31, 2015 were as follows:

SRI Mid Cap Growth	$0
SRI Balanced	$0
SRI Large Cap Core	$8,061,505
S&P 500 Index	$8,921,500
S&P MidCap 400 Index	$1,412,024
Nasdaq 100 Index	$0
Russell 2000 Small Cap Index	$0
EAFE International Index	$14,001,479
Investment Grade Bond Index	$2,931,486
Natural Resources	$2,915,916
Since the shareholders of the Portfolios are Insurance Companies, this SAI does not contain a discussion of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of annuity or life insurance policies, see the prospectus for the policies.

NET ASSET VALUE
Shares of each Portfolio are issued and redeemed at the NAV per share of the Portfolio.  Each Portfolio’s NAV per share is determined by dividing that Portfolio’s total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding.  Expenses are accrued daily, including the investment advisory fee. The NAVs of the Portfolios fluctuate based on the respective market values of the Portfolios’ investments. The NAV per share of each Portfolio is determined as of the close of each business day, which generally coincides with the closing of the regular session of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m. Eastern Time, the Portfolio's NAV generally will still be determined as of the close of regular trading on the NYSE. The Portfolios do not determine NAV on certain national holidays or other days on which the NYSE is closed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
In calculating NAV, each Portfolio follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date.  This practice is known as “trade date plus one” or “T + 1 accounting”.  Thus, changes in holdings of portfolio securities are reflected in the first calculation of NAV on the first business day following trade date, as permitted by applicable law.  Security transactions for money market instruments are recorded on the trade date.

CALCULATION OF YIELD AND TOTAL RETURN
Total Return and Other Quotations:
The Portfolios may each advertise “total return.” Total return differs from yield in that yield figures measure only the income component of a Portfolio’s investments, while total return includes not only the effect of income dividends but also any change in NAV, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return is computed according to the following formula:
P(1 + T)n = ERV
where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods (or portions thereof if applicable). Total return is historical in nature and is not intended to indicate future performance.
Information on the annual returns and the long-term performance for each Portfolio is provided in the Portfolio’s Prospectus.
Total return, like yield and NAV per share, fluctuates in response to changes in market conditions. Total return for any particular time period should be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES
Purchases and redemption of Portfolio shares are effected only through the separate accounts of Insurance Companies.  A Portfolio will be deemed to have received a purchase or redemption order when the applicable Insurance Company receives the order in good order. The customer orders will be priced at the Portfolio’s NAV next computed after they are received by the Insurance Company.
The Portfolios have no arrangement with any person to permit frequent purchases and redemptions of Portfolio shares.
Each Portfolio has filed a notice of election with the SEC pursuant to Rule 18f-1under the 1940 Act. The notice states that the Portfolio may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the NAV of the Portfolio, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). The notice of election is irrevocable while Rule 18f-1 is in effect unless the SEC permits the withdrawal of such notice.
See the Prospectuses for additional details on purchases and redemptions.

DIRECTORS AND OFFICERS
The Board of Directors of each Fund supervises each Portfolio’s activities and reviews its contracts with companies that provide it with services.  Business information about the Directors and Officers as well as information regarding the experience, qualifications, attributes and skills of the Directors is provided below.  Independent Directors  refers to those Directors  who are not “interested persons” as that term is defined in the 1940 Act and the rules thereunder.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During Last 5 Years
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director CVS Director CVP	1982 2008	Of counsel to firm of Schiller & Pittenger, P.C.	13	• None
ALICE GRESHAM BULLOCK AGE: 65	Director CVS Director CVP	1999 2008	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	• None
M. CHARITO KRUVANT AGE: 70	Director CVS Director CVP	1999 2008	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During Last 5 Years
CYNTHIA MILLIGAN AGE: 69	Director CVS Director CVP	1999 2008	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is the former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo & Company (banking and financial services) - NYSE
•
Wells Fargo Bank N.A. (since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director CVS Director CVP	1982 2008	Retired executive.	13
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Chair-person CVS Director & Senior Vice President CVP	2004 2008	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

JOHN H. STREUR * AGE: 56	President CVS Director, Chair-person & President CVP	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*Mr. Lester is an interested person of the Funds since he is an Officer of the parent company of the Fund’s Advisor. Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, Esq. AGE: 37	Assistant Vice President and Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH AGE: 40	Vice President	2011 CVS 2011 CVP	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010 CVS 2010 CVP	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

ERICA LASDON AGE: 45	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011-2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

The address of the Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of March 31, 2016, Directors and Officers of each Fund as a group own less than 1% of each Portfolio’s outstanding shares.
Additional Information about the Directors
Each Board of Directors believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board.  Each Board of Directors believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Subadvisors, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Directors, support this conclusion.  Each Board of Directors has also considered the contributions that each Director can make to the Board and the Portfolios.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Director:  Mr. Blatz, legal experience; Ms. Gresham Bullock, academic leadership experience, legal experience and experience as a board member of various organizations; Ms. Kruvant, experience as a chief executive officer of a private company and experience as a board member of various organizations; Ms. Milligan, academic leadership experience, experience as a chief executive officer of a private company, and experience as a board member of various organizations; Mr. Pugh, experience as a business executive and experience as a board member of a bank; Mr. Lester, experience as a chief executive officer of an investment management firm; and Mr. Streur (CVP Board), leadership roles within the Advisor and certain of its affiliates, and experience building and managing investment management firms. References to the experience, qualifications, attributes and/or skills of the Directors are pursuant to requirements of the SEC, do not constitute holding out of a Board or any Director as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Director or on a Board by reason thereof.

Board Structure
Each Board of Directors is responsible for overseeing the management and operations of the applicable Fund and the Portfolios.  Each Board consists of five Independent Directors. In addition, the CVP Board has two Directors who are interested persons of the Funds, while the CVS Board has one. Mr. Streur serves as Chairperson of the CVP Board, while Mr. Lester serves as Chairperson of the CVS Board. Both Chairpersons are interested persons of the respective Funds.
Each Board of Directors has two standing committees: the Governance Committee and the Audit Committee.  Each of the Governance and Audit Committees is chaired by an Independent Director and composed of all of the Independent Directors.  Although neither Board has designated a lead independent director, the Chair of the Governance Committee acts as a liaison between Fund management and the Independent Directors.  In addition, the Chairs of the Governance Committee and Audit Committee work with Fund management in formulating agendas for Board and Committee meetings.
Through the Governance and Audit Committees, the Independent Directors consider and address important matters involving the Portfolios, including those presenting conflicts or potential conflicts of interest for Fund management.  The Independent Directors also regularly meet outside the presence of Fund management and are advised by independent legal counsel.  Each Board of Directors has determined that its committees help ensure that the Portfolios have effective and independent governance and oversight.  Each Board of Directors has also determined that its leadership structure is appropriate given the Advisor’s sponsorship of the Portfolios, that investors have selected the Advisor to provide overall management to the Portfolios, and the Chairperson’s senior leadership role within the Advisor (CVP Board) and an affiliated insurance company through which shares of the Portfolios may be offered (CVS Board).  Each Board of Directors also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.
The Governance Committee addresses matters of fund governance, including policies on Director compensation and on Board and Committee structure and responsibilities; the functions of the Governance Committee of the Board also include those of a Nominating Committee, e.g., handling initiation and consideration of nominations for the appointment or election of independent Directors of the Board.  These matters were addressed in meetings held four times in the past fiscal year. The current members of this Committee are Mmes. Gresham Bullock, Milligan and Kruvant and Messrs. Blatz and Pugh, each an Independent Director.
The Audit Committee approves and recommends to the Board independent public accountants to conduct the annual audit of the Funds’ financial statements; reviews with the independent public accountants the outline, scope, and results of the annual audit; and reviews the performance and fees charged by the independent public accountants for professional services.  In addition, the Audit Committee meets with the Funds’ independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control.  It met six times in the past fiscal year. The current members of this Committee are Mmes. Gresham Bullock, Milligan and Kruvant and Messrs. Blatz and Pugh, each an Independent Director.
Each Board of Directors has retained Broadridge to provide the Board with an independent analysis of investment performance and expenses for each Portfolio, in connection with the Board’s annual consideration of the renewal of each Fund’s investment advisory, subadvisory, and underwriting agreements, as required by Section 15(c) of the 1940 Act.
Board Oversight of Risk
An integral part of each Board’s overall responsibility for overseeing the management and operations of the Portfolios is the Board’s oversight of the risk management of the Portfolios’ investment programs and business affairs.  The Portfolios are subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Portfolios, the Advisor, the Subadvisors and other service providers to the Portfolios have implemented various processes, procedures and controls to identify risks to the Portfolios, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.
Each Board of Directors exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Portfolios, each Board of Directors requires management of the Advisor and the applicable Fund, including the Fund's Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings.  Each Board and each Audit Committee receive regular reports from the Fund's independent public accountants on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Directors meet with the Fund's CCO, including outside the presence of management, to discuss issues related to compliance.  Furthermore, each Board receives a quarterly report from the Fund's CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers.  Each Board also receives quarterly reports from the Advisor on the investments and securities trading of the Portfolios, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Portfolios’ securities.  Each Board also receives reports from the Fund's primary service providers, including the Subadvisors, regarding their operations as they relate to the Portfolios.

Directors’ Ownership of Portfolio Shares
The Directors owned shares in each Portfolio and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2015:
Calvert Variable Series, Inc.

Name of Director	Dollar Range of Equity Securities in Each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Calvert Family of Funds
Independent Directors
Frank H. Blatz, Jr., Esq.	None	None
Alice Gresham Bullock	None	None
M. Charito Kruvant	None	$50,001-$100,000
Cynthia Milligan	None	None
Arthur J. Pugh	None	None
Interested Directors
William Lester	None	None
Calvert Variable Products, Inc.

Name of Director	Dollar Range of Equity Securities in Each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Calvert Family of Funds
Independent Directors
Frank H. Blatz, Jr., Esq.	None	None
Alice Gresham Bullock	None	None
M. Charito Kruvant	None	$50,001-$100,000
Cynthia Milligan	None	None
Arthur J. Pugh	None	None
Interested Directors
William Lester	None	None
John H. Streur	None	>$100,000
Directors’ Compensation
Director Compensation Table
Calvert Variable Series, Inc.
The following tables (unaudited numbers) set forth information describing the compensation of each Director for his/her services to CVS for the most recent fiscal year ended December 31, 2015, and to all of the portfolios in the Fund Complex. Each portfolio within CVS is responsible for a proportionate share of these payments.

Name of Person, Position	Aggregate Compensation From Fund (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid to Directors***
Frank H. Blatz, Jr., Esq.* (Director)	$12,648	$6,324	$65,000
Alice Gresham Bullock (Director)	$13,621	$0	$107,500
M. Charito Kruvant* (Director)	$12,938	$0	$183,500
Cynthia Milligan* (Director)	$12,648	$0	$100,000
Arthur J. Pugh* (Director)	$13,621	$3,405	$70,000
William Lester** (Director & Chairperson)	$0	$0	$0

*
Mses. Kruvant and Milligan, and Messrs. Blatz and Pugh have chosen to defer a portion of their compensation.  As of December 31, 2015, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $727,154; $426,090; $1,524,123; and $702,931, for each of them, respectively.

**	Mr. Lester is an interested person of the Fund since he is a Director of the parent company of the Advisor.

***	As of December 31, 2015, the Fund Complex consisted of forty-two (42) Funds.

Directors of each Portfolio not employed by CVS’ Advisor or its affiliates may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Directors Deferred Compensation Plan.  Management believes this will have a negligible effect on each Portfolio’s assets, liabilities, net assets, and net income per share.
Calvert Variable Products, Inc.
The following table (unaudited numbers) sets forth information describing the compensation of each Director for his/her services to CVP for each Portfolio’s most recent fiscal year ended December 31, 2015 and to all of the portfolios in the Fund Complex. Each Portfolio within CVP is responsible for a proportionate share of these payments.

Name of Person, Position	Aggregate Compensation From Fund (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid to Directors***
Frank H. Blatz, Jr., Esq.* (Director)	$52,352	$26,176	$65,000
Alice Gresham Bullock (Director)	$56,379	$0	$107,500
M. Charito Kruvant* (Director)	$53,562	$0	$183,500
Cynthia Milligan* (Director)	$52,352	$0	$100,000
Arthur J. Pugh* (Director)	$56,379	$14,095	$70,000
William Lester** (Director & Senior Vice President)	$0	$0	$0
John H. Streur** (Director, President & Chairperson)	$0	$0	$0

*
Mses. Kruvant and Milligan, and Messrs. Blatz and Pugh have chosen to defer a portion of their compensation.  As of December 31, 201 5, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $727,154; $426,090; $1,524,123; and $702,931, for each of them, respectively.

**
Mr. Lester is an interested person of the Fund since he is a Director of the parent company of the Advisor. Mr. Streur is an interested person of the Funds since he is an Officer and Director of the Advisor and certain affiliates.

***	As of December 31, 2015, the Fund Complex consisted of forty-two (42) Funds.
Directors of each Portfolio not employed by CVP’s Advisor or its affiliates may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Directors Deferred Compensation Plan. Management believes this will have a negligible effect on each Portfolio’s assets, liabilities, net assets, and net income per share.

INVESTMENT ADVISOR AND SUBADVISORS
Each Fund's investment advisor is Calvert Investment Management, Inc. (“Calvert” or the “Advisor”), a subsidiary of Calvert Investments, Inc., which is a subsidiary of Ameritas Mutual Holding Company (“AMHC”).
Under the Investment Advisory Agreement with respect to the Portfolios, the Advisor provides investment advice to the Portfolios and oversees the day-to-day operations, subject to the supervision and direction of each Fund’s Board of Directors.  The Advisor provides the Portfolios with investment supervision and management, and office space; furnishes executive and other personnel to the Portfolios; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates.  The Portfolios pay all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Directors, executive officers and employees of a Fund who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; shareholder meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
Under the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, based on the following rates of the respective Portfolio’s average daily net assets:

SRI Mid Cap Growth	0.65%
SRI Balanced	0.41%	*
SRI Large Cap Core	0.50%	**
S&P 500 Index	0.25%
S&P MidCap 400 Index	0.30%

Nasdaq 100 Index	0.35%
Russell 2000 Small Cap Index	0.35%
EAFE International Index	0.56%
Investment Grade Bond Index	0.30%
Natural Resources	0.55%

*
For SRI Balanced, the Advisor receives 0.41% of the first $500 million of the Portfolio’s average daily net assets, 0.36% of the next $500 million of such assets and 0.325% of all assets above $1 billion.

** Prior to May 1, 2016, the rate was 0.64% for SRI Large Cap Core.
For SRI Mid Cap Growth, SRI Balanced and SRI Large Cap Core, this investment advisory fee includes the cost of evaluating investments according to a Portfolio’s sustainable and responsible investment criteria.
The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Portfolio for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services.  The Advisor may, but is not required to, waive current payment of its fees, or reimburse expenses of a Portfolio, except as noted in the Portfolio’s Prospectus.
The following chart shows the investment advisory fees paid to the Advisor for the past three fiscal years:

	2013	2014	2015
SRI Mid Cap Growth	$303,896	$332,429	$345,176
SRI Balanced	$1,357,992	$1,409,403	$1,422,276
SRI Large Cap Core	$928,231	$976,599	$725,211
S&P 500 Index	$841,371	$881,750	$899,065
S&P MidCap 400 Index	$676,195	$744,245	$754,052
Nasdaq 100 Index	$252,381	$279,774	$311,688
Russell 2000 Small Cap Index	$475,366	$566,484	$546,178
EAFE International Index	$853,014	$961,611	$972,444
Investment Grade Bond Index	$609,082	$620,468	$611,563
Natural Resources	$343,198	$368,891	$302,997
Subadvisors
Calvert has retained New Amsterdam Partners LLC (“New Amsterdam”) as Subadvisor for SRI Mid Cap Growth. New Amsterdam is controlled by Michelle Clayman, CFA. New Amsterdam receives a subadvisory fee, paid by the Advisor, of 0.25% of the average daily net assets it manages for SRI Mid Cap Growth.
Calvert has retained Ameritas Investment Partners, Inc (“AIP”) as Subadvisor for S&P 500 Index, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, Investment Grade Bond Index, and Natural Resources. AIP is a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of AMHC. For each Portfolio, AIP receives a subadvisory fee, payable monthly by the Advisor, of 50% of the balance of the advisory fee (less reimbursements, and less platform fees*), based on the current value of net assets for the respective Portfolio.
Calvert has retained World Asset Management, Inc. (“WAM”), as Subadvisor for EAFE International Index. WAM is a wholly-owned subsidiary of Comerica, Inc. The Advisor will pay WAM a monthly fee computed on a daily basis, at an annual rate, equal to: 0.10% of the first $100 million of the Portfolio’s daily net assets, 0.06% of the next $100 million of daily net assets, and 0.03% of daily net assets in excess of $200 million.
The Advisor and the Funds have received an exemptive order to permit each applicable Portfolio and the Advisor to enter into and materially amend the respective Investment Subadvisory Agreement (entered into with any subadvisor that is not an “affiliated person,” as defined in Section 2(a)(3) of the 1940 Act) without shareholder approval.** Within 90 days of the hiring of any Subadvisor or the implementation of any material change in an Investment Subadvisory Agreement, the affected Portfolio will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any material change in the Investment Subadvisory Agreement of the Portfolio. The Portfolio will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

*	Platform fees are those non-sales related revenue sharing fees, which may include service and recordkeeping fees, generated by a Portfolio’s participation on third party investment platforms.

**	For purposes of this discussion, AIP is considered to be an “affiliated person.”

PORTFOLIO MANAGER DISCLOSURE
Additional information about each Portfolio’s Portfolio Managers, identified in the applicable Prospectus of the Portfolio, is provided below.

A.	Other Accounts Managed by Portfolio Managers of the Portfolios
The following Portfolio Managers of the Portfolios are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below.  This information includes accounts managed by any group which includes the identified Portfolio Manager.  The “Other Accounts” category includes accounts managed in the Portfolio Manager’s personal as well as professional capacities.
SRI MID CAP GROWTH
New Amsterdam: Michelle Clayman, CFA

Accounts Managed (not including SRI Mid Cap Growth) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	0	66
Total Assets in Other Accounts Managed	$479,700,000	$0	$581,000,000
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
New Amsterdam: Nathaniel Paull, CFA

Accounts Managed (not including SRI Mid Cap Growth) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	0	66
Total Assets in Other Accounts Managed	$479,700,000	$0	$581,000,000
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
SRI BALANCED
Calvert: Vishal Khanduja, CFA (Asset Allocation and Fixed Income Investments)

Accounts Managed (not including SRI Balanced) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	12	5	0
Total Assets in Other Accounts Managed	$5,039,847,864	$235,151,735	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Joshua Linder, CFA (Asset Allocation and Equity Investments)

Accounts Managed (not including SRI Balanced) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	8	5	5
Total Assets in Other Accounts Managed	$1,934,297,547	$235,151,735	$43,761,693
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert: Christopher Madden, CFA (Equity Investments)

Accounts Managed (not including SRI Balanced) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	5
Total Assets in Other Accounts Managed	$1,170,142,530	$0	$43,761,693
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Kurt Moeller, CFA (Equity Investments)

Accounts Managed (not including SRI Balanced) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	5
Total Assets in Other Accounts Managed	$1,170,142,530	$0	$43,761,693
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Jade Huang (Equity Investments)

Accounts Managed (not including SRI Balanced) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	5
Total Assets in Other Accounts Managed	$1,170,142,530	$0	$43,761,693
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Matthew Duch (Fixed Income Investments)

Accounts Managed (not including SRI Balanced) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	9	0	0
Total Assets in Other Accounts Managed	$4,108,081,087	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Brian S. Ellis, CFA (Fixed Income Investments)

Accounts Managed (not including SRI Balanced) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	9	0	0
Total Assets in Other Accounts Managed	$4,108,081,087	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

SRI Large Cap Core
Calvert: Joshua Linder, CFA

Accounts Managed (not including SRI Large Cap Core) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	8	5	5
Total Assets in Other Accounts Managed	$2,179,444,957	$235,151,735	$43,761,693
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Christopher Madden, CFA

Accounts Managed (not including SRI Large Cap Core) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	5
Total Assets in Other Accounts Managed	$1,290,575,163	$0	$43,761,693
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Kurt Moeller, CFA

Accounts Managed (not including SRI Large Cap Core) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	5
Total Assets in Other Accounts Managed	$1,290,575,163	$0	$43,761,693
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Jade Huang

Accounts Managed (not including SRI Large Cap Core) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	5
Total Assets in Other Accounts Managed	$1,290,575,163	$0	$43,761,693
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

S&P 500 INDEX
AIP: Kevin L. Keene, CFA

Accounts Managed (not including S&P 500 Index) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	2
Total Assets in Other Accounts Managed	$740,007,221	$0	$1,820,960,977
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
S&P MIDCAP 400 INDEX
AIP: Kevin L. Keene, CFA

Accounts Managed (not including S&P MidCap 400 Index) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	2
Total Assets in Other Accounts Managed	$852,964,956	$0	$1,820,960,977
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
NASDAQ 100 INDEX
AIP: Kevin L. Keene, CFA

Accounts Managed (not including Nasdaq 100 Index) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	2
Total Assets in Other Accounts Managed	$994,619,029	$0	$1,820,960,977
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
RUSSELL 2000 SMALL CAP INDEX
AIP: Kevin L. Keene, CFA

Accounts Managed (not including Russell 2000 Small Cap Index) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	2
Total Assets in Other Accounts Managed	$951,292,975	$0	$1,820,960,977
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

INVESTMENT GRADE BOND INDEX
AIP: Tina J. Udell, CFA

Accounts Managed (not including Investment Grade Bond Index) as of December 31, 2015		Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	6
Total Assets in Other Accounts Managed	$0	$0	$8,082,292,934
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
NATURAL RESOURCES
AIP: John N. Thompson, CFA

Accounts Managed (not including Natural Resources) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	4
Total Assets in Other Accounts Managed	$0	$0	$588,543,780
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
EAFE INTERNATIONAL INDEX
WAM: Theodore D. Miller

Accounts Managed (other than EAFE International Index) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	5	12
Total Assets in Other Accounts Managed	$0	$1,257,820,109	$689,072,093
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
WAM: Kevin Foley

Accounts Managed (other than EAFE International Index) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	5	12
Total Assets in Other Accounts Managed	$0	$1,257,820,109	$688,976,093
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

B.	Potential Conflicts of Interest in Managing a Portfolio and Other Accounts
The following describes material conflicts of interest, which may potentially arise in connection with the management of a Portfolio’s investments by a Portfolio Manager and that individual’s simultaneous management of the investments of any other accounts listed in this SAI.  See “Other Accounts Managed by Portfolio Managers of the Portfolios” above.

SRI MID CAP GROWTH
New Amsterdam: Michelle Clayman, CFA, and Nathaniel Paull, CFA
Whenever a Portfolio Manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts in the allocation of investment opportunities between accounts.  New Amsterdam has adopted policies and procedures designed to address these potential material conflicts and believes several factors limit the presence of conflicts between accounts managed by the portfolio management team.  The portfolio management team members are aware of and abide by New Amsterdam trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts.  Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist where similar accounts are traded in a common trading environment.  Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and New Amsterdam’s Compliance Manager to ensure that any material divergence in expected performance is adequately explained by differences in the client’s investment guidelines and timing of cash flows.
SRI BALANCED
Calvert: Vishal Khanduja, CFA; Joshua Linder, CFA; Christopher Madden, CFA; Kurt Moeller, CFA; Jade Huang; Matthew Duch; and Brian S. Ellis, CFA
Because the Portfolio Managers have responsibility for managing more than one account, potential conflicts of interest may arise.  Those potential conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  The portfolio management team members are aware of and abide by the Advisor’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts.  The Portfolio relies on a pro rata allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment.  In addition, performance dispersion among accounts employing similar investment strategies but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.
SRI LARGE CAP CORE
Calvert: Joshua Linder, CFA; Christopher Madden, CFA; Kurt Moeller, CFA; and Jade Huang
(See “Potential Conflicts of Interest in Managing a Portfolio and Other Accounts” above with respect to Calvert regarding SRI Balanced.)
S&P 500 INDEX, S&P MIDCAP 400 INDEX, NASDAQ 100 INDEX AND RUSSELL 2000 SMALL CAP INDEX
AIP: Kevin L. Keene, CFA
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolio on one hand, and the management of other registered investment companies and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same indexes the Portfolio tracks or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.
A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.
A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. AIP has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
INVESTMENT GRADE BOND INDEX
AIP: Tina J. Udell, CFA
(See “Potential Conflicts of Interest in Managing a Portfolio and Other Accounts” above with respect to Kevin L. Keene of AIP regarding S&P 500 Index, S&P MidCap 400 Index, Nasdaq 100 Index and Russell 2000 Small Cap Index.)

NATURAL RESOURCES
AIP: John N. Thompson, CFA
(See “Potential Conflicts of Interest in Managing a Portfolio and Other Accounts” above with respect to Kevin L. Keene of AIP regarding S&P 500 Index, S&P MidCap 400 Index, Nasdaq 100 Index and Russell 2000 Small Cap Index.)
EAFE INTERNATIONAL INDEX
WAM: Theodore D. Miller and Kevin Foley
As indicated in the table above, portfolio managers at WAM may manage numerous accounts for multiple clients. These client accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers at WAM may make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that a portfolio manager may face.
Potential Conflicts Relating to the Interests of Comerica:   Comerica is engaged through its subsidiaries in a wide variety of banking, insurance, broker-dealer, asset management, and other activities.  Comerica and its subsidiaries therefore have business relationships, or may be in competition, with many issuers of securities.  If a portfolio manager knows of these relationships or thinks that they may exist, the portfolio manager may have an incentive to vote securities held or, in the case of actively managed accounts, purchase or sell these securities or otherwise manage client accounts in a manner designed to benefit Comerica.
Potential Conflicts Relating to Managing Multiple Advised Accounts:   Even if there is no financial or other advantage to a portfolio manager, WAM or Comerica, a portfolio manager managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others.  In addition, the time and attention devoted to a single account by a portfolio manager will vary across accounts.
WAM portfolio managers are subject to numerous compliance policies and procedures with respect to conflicts of interest, including Codes of Ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, WAM does not utilize Comerica Securities, an affiliated broker-dealer, for the execution of advisory client trades.
WAM has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of WAM in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel at WAM periodically review the performance of all WAM portfolio managers.  However, there can be no assurance that the compliance programs will achieve their intended result.

C.	Compensation of Portfolio Managers of the Portfolios
Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Portfolio, the Advisor or Subadvisor (if any) of the Portfolio, or any other sources with respect to management of the Portfolio, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI.  See “Other Accounts Managed by Portfolio Managers of the Portfolios” above.
SRI MID CAP GROWTH
New Amsterdam: Michelle Clayman, CFA

Compensation with Respect to Management of SRI Mid Cap Growth and Other Accounts as of December 31, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	New Amsterdam	Partners of the firm, including Ms. Clayman, receive a guaranteed (fixed) payment.
Bonus	None	N/A
Deferred Compensation	New Amsterdam	A long-term profit sharing plan is offered to all professionals upon meeting certain employment requirements, based on an actuarial analysis of compensation, length of service and age.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	New Amsterdam	Ms. Clayman is the managing partner of the firm and as such receives a percentage of the firm’s profits proportional to her ownership percentage.

New Amsterdam: Nathaniel Paull, CFA

Compensation with Respect to Management of SRI Mid Cap Growth and Other Accounts as of December 31, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	New Amsterdam	Partners of the firm, including Mr. Paull, receive a guaranteed (fixed) payment.
Bonus	None	N/A
Deferred Compensation	New Amsterdam	A long-term profit sharing plan is offered to all professionals upon meeting certain employment requirements, based on an actuarial analysis of compensation, length of service and age.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	New Amsterdam	Mr. Paull is a partner of the firm and as such receives a percentage of the firm’s profits proportional to his ownership percentage.
SRI BALANCED
Calvert: Vishal Khanduja, CFA; Joshua Linder, CFA; Christopher Madden, CFA; Kurt Moeller, CFA; Jade Huang; Matthew Duch; and Brian S. Ellis, CFA

Compensation with Respect to Management of SRI Balanced and Other Accounts as of December 31, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert
Paid annually. Based on quantitative formula linked to net sales of Calvert Funds; one- and two-year investment performance of Calvert Funds, relative to Fund benchmarks; and achievement of individualized strategic objectives established for the investment professional.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
SRI LARGE CAP CORE
Calvert: Joshua Linder, CFA, Christopher Madden, CFA, Kurt Moeller, CFA and Jade Huang

Compensation with Respect to Management of SRI Large Cap Core and Other Accounts as of December 31, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert
Paid annually. Based on quantitative formula linked to net sales of Calvert Funds; one- and two-year investment performance of Calvert Funds, relative to Fund benchmarks; and achievement of individualized strategic objectives established for the investment professional.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

S&P 500 INDEX, S&P MIDCAP 400 INDEX, NASDAQ 100 INDEX AND RUSSELL 2000 SMALL CAP INDEX
AIP: Kevin L. Keene, CFA

Compensation with Respect to Management of S&P 500 Index, S&P MidCap 400 Index, Nasdaq 100 Index, and Russell 2000 Small Cap Index and Other Accounts as of December 31, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	AIP	The base salary is a fixed amount based on industry market compensation surveys.
Bonus	AIP
The annual bonus is calculated as a percentage of base salary and on various criteria, including annual profitability compared to its budget, assets under management, personal performance criteria and specific performance measures (such as pre-tax total return, peer rankings, etc.) calculated on a dollar-weighted average basis among accounts with the same investment objectives.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
EAFE INTERNATIONAL INDEX
WAM: Theodore D. Miller and Kevin Foley

Compensation with Respect to Management of EAFE International Index and Other Accounts as of December 31, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	WAM	WAM offers industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position.
Bonus	WAM
An overall firm bonus pool is earned based on meeting key corporate initiatives and objectives. Members of the portfolio management team are eligible to earn a bonus based on that pool. Individual bonuses for all members of the portfolio management team are influenced by the profitability of the firm as well as meeting key departmental objectives.

Deferred Compensation	WAM	None.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	N/A	N/A
INVESTMENT GRADE BOND INDEX
AIP: Tina J. Udell, CFA

Compensation with Respect to Management of Investment Grade Bond Index and Other Accounts as of December 31, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	AIP	The base salary is a fixed amount based on industry market compensation surveys.
Bonus	AIP
The annual bonus is calculated as a percentage of base salary and on various criteria, including annual profitability compared to its budget, assets under management, personal performance criteria and specific performance measures (such as pre-tax total return, peer rankings, etc.) calculated on a dollar-weighted average basis among accounts with the same investment objectives.

Deferred Compensation	AIP
Managing Directors may defer a portion of their compensation over an agreed upon term. Such deferral may be directed among various investment options, including those with the returns associated with certain Calvert Funds.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

NATURAL RESOURCES
AIP: John N. Thompson, CFA

Compensation with Respect to Management of Natural Resources and Other Accounts as of December 31, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	AIP	The base salary is a fixed amount based on industry market compensation surveys.
Bonus	AIP
The annual bonus is calculated as a percentage of base salary and on various criteria, including annual profitability compared to its budget, assets under management, personal performance criteria and specific performance measures (such as pre-tax total return, peer rankings, etc.) calculated on a dollar-weighted average basis among accounts with the same investment objectives.

Deferred Compensation	AIP
Managing Directors may defer a portion of their compensation over an agreed upon term. Such deferral may be directed among various investment options, including those with the returns associated with certain Calvert Funds.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

D.	Securities Ownership of Portfolio Managers of the Portfolios
With respect to each Portfolio Manager identified in the applicable Prospectuses, the following information sets forth the Portfolio Manager’s beneficial ownership of securities as of December 31, 2015 in the Portfolio(s) managed by that individual.  (Specified ranges: none;  $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership
SRI Mid Cap Growth	New Amsterdam	Michelle Clayman, CFA	None
		Nathaniel Paull, CFA	None
SRI Balanced	Calvert	Vishal Khanduja, CFA	None
		Joshua Linder, CFA	None
		Christopher Madden, CFA	None
		Kurt Moeller, CFA	None
		Jade Huang	None
		Matthew Duch	None
		Brian S. Ellis, CFA	None
SRI Large Cap Core	Calvert	Joshua Linder, CFA	None
		Christopher Madden, CFA	None
		Kurt Moeller, CFA	None
		Jade Huang	None
S&P 500 Index	AIP	Kevin L. Keene, CFA	None
S&P MidCap 400 Index	AIP	Kevin L. Keene, CFA	$10,001 to $50,000
Nasdaq 100 Index	AIP	Kevin L. Keene, CFA	None
Russell 2000 Small Cap Index	AIP	Kevin L. Keene, CFA	None
Investment Grade Bond Index	AIP	Tina J. Udell, CFA	None
Natural Resources	AIP	John N. Thompson, CFA	$10,001 to $50,000
EAFE International Index	WAM	Theodore D. Miller	None
		Kevin Foley	None

ADMINISTRATIVE SERVICES AGENT
Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, has been retained by the Funds to provide certain administrative services necessary to the conduct of the Portfolios’ affairs, including the preparation of regulatory filings and shareholder reports. Prior to May 1, 2016, for providing such services, CIAS received an annual administrative fee payable monthly (as a percentage of average daily net assets) as follows:

SRI Mid Cap Growth	0.25%
SRI Balanced	0.275%
SRI Large Cap Core	0.10%
S&P 500 Index	0.10%
S&P MidCap 400 Index	0.10%
Nasdaq 100 Index	0.10%
Russell 2000 Small Cap Index	0.10%
EAFE International Index	0.10%
Investment Grade Bond Index	0.10%
Natural Resources	0.10%
CIAS voluntarily waived 0.13% (13 basis points) of the administrative fee of SRI Mid Cap Growth and 0.155% (15.5 basis points) of the administrative fee of SRI Balanced beginning December 1, 2015.
Effective May 1, 2016, the administrative fee for each Portfolio is 0.12% (as a percentage of average daily net assets) payable monthly. CIAS has agreed to contractually waive 0.02% (2 basis points) of the administrative fee for each Portfolio (except SRI Mid Cap Growth and SRI Balanced) through April 30, 2018.
The administrative fees paid to CIAS for the past three fiscal years were as follows:

	2013	2014	2015
SRI Mid Cap Growth	$116,883	$127,858	$127,216
SRI Balanced	$881,436	$945,324	$910,829
SRI Large Cap Core	$145,036	$152,594	$113,314
S&P 500 Index	$331,530	$352,700	$359,626
S&P MidCap 400 Index	$225,398	$248,081	$251,351
Nasdaq 100 Index	$72,109	$79,935	$89,054
Russell 2000 Small Cap Index	$135,818	$161,852	$156,051
EAFE International Index	$152,323	$171,716	$173,651
Investment Grade Bond Index	$203,027	$206,823	$203,854
Natural Resources	$62,400	$67,071	$55,090

METHOD OF DISTRIBUTION
Calvert Investment Distributors, Inc. (“CID”) is the principal underwriter and distributor for the Funds. CID is an affiliate of the Funds’ Advisor. Under the terms of its underwriting agreements with the Portfolios, CID markets and distributes the Portfolios’ shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.
Pursuant to Rule 12b-1 under the 1940 Act, Calvert Variable Products, Inc. and Calvert Variable Series, Inc. each have adopted a Distribution Plan (the "Plan"), which permits the Fund to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class F shares may not exceed, on an annual basis, 0.25% of each Portfolio’s Class F average daily net assets (0.20% for S&P MidCap 400 Index, Russell 2000 Small Cap Index and EAFE International Index). Class I shares and single-class shares have no Plan. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Portfolio shareholders, compensation to broker/dealers, underwriters, and salespersons.
Each Fund's Plan was approved by the Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plans. The selection and nomination of the Directors who are not interested persons of the Fund is committed to the discretion of such Independent Directors. In establishing the Plan, the Directors considered various factors, including the anticipated amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plan will benefit the Portfolios and their shareholders, including through economies of scale that may be realized at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.
The Plan may be terminated by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the Plan, or by vote of a majority of the outstanding shares of the affected class of each Portfolio. Any change in the Plan that would materially increase the distribution cost to a Portfolio requires approval of the shareholders of the affected class; otherwise, the Plan may be amended by the Directors, including a majority of the Independent Directors as described above. The Plan will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Directors who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and (ii) the vote of a majority of the entire Board of Directors.
Distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Fund as part of the annual operating expenses). CID is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Portfolio shares, and (ii) any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between CID and the broker-dealers. The Advisor, CID and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Portfolios.  The Advisor, CID and/or their affiliates have agreed to pay certain firms compensation based on sales of Portfolio shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Portfolio shares, above the usual sales charges, distribution and service fees.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program.  This list may be changed from time to time. As of March 31, 2016, the Advisor, CID and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Ameritas Life Insurance Corp., Charles Schwab & Co., Inc., CUSO, First Ameritas Life Insurance Corp., LPL Financial Services, Merrill Lynch, Morgan Stanley, Pershing, Raymond James, Thrivent Financial, UBS Financial Services and Wells Fargo Advisors. Where payments are being made to a broker/dealer to encourage sales of Portfolio shares, the broker/dealer has an incentive to recommend Portfolio shares to its customers.  Neither the Advisor nor any Subadvisor uses Portfolio brokerage to compensate broker/dealers for the sale of Portfolio shares.
Each Fund has entered an agreement with CID as principal underwriter.  CID makes a continuous offering of the Portfolios’ securities on a “best efforts” basis. Under the terms of the agreement, CID is entitled to receive a distribution fee and a service fee from each Portfolio based on the average daily net assets of the Portfolio's respective classes. These fees are paid pursuant to the Portfolios' Plans.
Total Plan Expenses paid to the Distributor by the Portfolios for the fiscal year ended December 31, 2015 were as follows:

Class F
S&P MidCap 400 Index	$21,812
Nasdaq 100 Index	$42*
Russell 2000 Small Cap Index	$36,686
EAFE International Index	$7,857
Investment Grade Bond Index	$41*
SRI Balanced	$657
* Information for Nasdaq 100 and Investment Grade Bond Index is from Class F inception on October 30, 2015.
For the fiscal year ended December 31, 2015, the Portfolios' Plan expenses were spent for the following purposes:

Class F	S&P MidCap 400 Index	Nasdaq 100 Index	Russell 2000 Small Cap Index	EAFE International Index	Investment Grade Bond Index	SRI Balanced
Compensation to broker/dealers	$21,812	$0	$36,686	$7,857	$0	$657
Compensation to sales personnel	$0	$0	$0	$0	$0	$0
Advertising	$0	$0	$0	$0	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0	$0	$0	$0	$0
Compensation to underwriters	$0	$42	$0	$0	$41	$0
Interest, financing charges	$0	$0	$0	$0	$0	$0
Other	$0	$0	$0	$0	$0	$0

TRANSFER AND SHAREHOLDER SERVICING AGENTS
Boston Financial Data Services, Inc. (“BFDS”), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Portfolio shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.
For these services, BFDS receives a fee based on the number of shareholder accounts and shareholder transactions, while CIS receives a fee of 0.75 basis points or 0.0075% as a percentage of average daily net assets. CIS may contract with subagents, at the Funds’ expense, to provide recordkeeping and subaccounting services to the Portfolios.
The following chart shows the shareholder servicing fees paid to CIS by the Portfolios for the past three fiscal years:

	2013	2014	2015
SRI Mid Cap Growth	$3,015	$3,884	$3,983
SRI Balanced	$26,303	$25,538	$26,017
SRI Large Cap Core	$12,892	$11,521	$8,499
S&P 500 Index	$29,604	$26,338	$26,972
S&P MidCap 400 Index	$18,554	$18,743	$18,851
Nasdaq 100 Index	$5,559	$5,999	$6,679
Russell 2000 Small Cap Index	$10,571	$11,942	$11,704
EAFE International Index	$10,410	$12,395	$13,024
Investment Grade Bond Index	$18,534	$15,407	$15,289
Natural Resources	$5,063	$5,206	$4,132

PORTFOLIO TRANSACTIONS
The Funds’ Advisor and the Subadvisors place orders with broker-dealers for the Portfolios’ portfolio transactions.  Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.  Fixed income securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.
Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Advisor and Subadvisors make investment decisions and select brokers and dealers under the direction and supervision of each Fund’s Board of Directors.
Broker-dealers who execute portfolio transactions on behalf of the Portfolios are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor’s or Subadvisor’s obligation to seek best execution. The Portfolios have adopted a policy that prohibits the Advisor and their respective Subadvisors from using Portfolio brokerage to compensate broker/dealers for promotion or sale of Portfolio shares.

For the last three fiscal years, total brokerage commissions paid were as follows:*

	2013	2014	2015
SRI Mid Cap Growth	$57,724	$71,400	$81,721
SRI Balanced	$211,253	$33,701	$53,134
SRI Large Cap Core	$157,637	$127,154	$55,999
S&P 500 Index	$33,639	$23,542	$4,725
S&P MidCap 400 Index	$22,450	$22,341	$17,913
Nasdaq 100 Index	$10,575	$7,994	$3,430
Russell 2000 Small Cap Index	$27,434	$41,518	$25,254
EAFE International Index	$24,820	$59,369	$24,534
Investment Grade Bond Index	$3,760	$0	$0
Natural Resources	$31,424	$40,177	$6,788
* Brokerage commissions data provided prior to fiscal year 2015 include commissions charged for effecting derivatives transactions, such as futures trading.
The decrease in brokerage commissions in 2014 for SRI Balanced was due to increased trading volume in 2013 associated with a change in the subadvisor for the Portfolio; the 2014 level is more reflective of the new equity manager’s investment strategy. The decrease in brokerage commissions in 2015 for SRI Large Cap Core was related to a portfolio manager change in 2014 that resulted in lower transaction volume the following year. The changes in brokerage commissions for S&P 500 Index and EAFE International Index are due to changes in shareholder flows and index constituent turnover. The decrease in brokerage commissions in 2015 for Natural Resources was related to a portfolio manager change in 2014 that resulted in lower transaction volume the following year.
The Portfolios did not pay brokerage commissions to any affiliated persons for the last three fiscal years.
The Funds’ Advisor and the Subadvisors select brokers on the basis of best execution.  In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisors of the Portfolios. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.
If, in the judgment of the Advisor or Subadvisors, the Portfolios or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Portfolios as well as other Calvert funds and managed accounts.
For the fiscal year ended December 31, 2015, the Advisor and/or Subadvisors allocated brokerage commissions for soft dollar research services in the following amounts:

	Amount of Transactions	Related Commissions
SRI Mid Cap Growth	$45,184,320	$50,012
SRI Balanced	$36,781	$21,872
SRI Large Cap Core	$11,741	$4,064
S&P 500 Index	$3,393,662	$751
S&P MidCap 400 Index	$1,222,598	$490
Nasdaq 100 Index	$1,614,988	$582
Russell 2000 Small Cap Index	$3,632,770	$1,685

As of December 31, 2015, the following Portfolios held securities of their "regular broker-dealers" (as defined in the 1940 Act) or of the parents of those broker-dealers as indicated in the amounts shown below:

Portfolio	Broker/Dealer	Type of Security D = debt E = equity	Amount
SRI Balanced	Bank of America Securities, LLC	D	$4,653,520
	Citigroup Global Markets, Inc.	D	$3,047,797
	JP Morgan Chase Manhattan	D	$3,672,572
	Morgan Stanley Smith Barney LLC	D	$3,149,896
	Wells Fargo Advisors, LLC	E	$9,395,202

SRI Large Cap Core	JP Morgan Chase & Co.	E	$2,602,903
	Wells Fargo Bank	E	$761,040

S&P 500 Index	Bank of America Corp.	E	$3,282,136
	Wells Fargo Bank	E	$4,732,310
	Citigroup Global Markets, Inc.	E	$2,887,340
	JP Morgan Chase & Co.	E	$4,552,372
	Goldman Sachs & Co.	E	$1,338,929
	Morgan Stanley Co. Incorporated	E	$899,778

Russell 2000 Small Cap Index	Investment Technology Group, Inc.	E	$44,967

EAFE International Index	HSBC Holdings PLC	E	$1,966,406
	Barclays Capital, Inc.	E	$691,760
	Credit Suisse Securities (USA) LLC	E	$494,239
	Deutsche Bank AG	E	$430,785

Investment Grade Bond Index	Goldman Sachs & Co.	D	$1,281,339
	JP Morgan Chase & Co.	D	$1,420,687
	Morgan Stanley Co., Inc.	D	$964,733
	Bank of America Corp.	D	$1,254,861
	Citigroup Global Markets, Inc.	D	$1,255,768
The portfolio turnover rates for the last two fiscal years were as follows:

	2014	2015
SRI Mid Cap Growth	91%	94%
SRI Balanced	97%	90%
SRI Large Cap Core	72%	34%
S&P 500 Index	9%	4%
S&P MidCap 400 Index	14%	13%
Nasdaq 100 Index	11%	8%
Russell 2000 Small Cap Index	21%	14%
EAFE International Index	28%	10%
Investment Grade Bond Index	24%	6%
Natural Resources	112%	22%
The decrease in portfolio turnover for Natural Resources is related to a portfolio manager change in 2014, which resulted in lower transaction volume the subsequent fiscal year.

PORTFOLIO HOLDINGS DISCLOSURE
The Portfolios have adopted a Portfolio Holdings Disclosure Policy (“Disclosure Policy”) that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Portfolio’s portfolio holdings.
Publicly Available Portfolio Holdings
Information regarding a Portfolio’s portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on www.calvert.com/strategies/strategies-by-product/variable-portfolios. This information may be a Portfolio’s complete portfolio holdings, such as those disclosed in its Semi-Annual or Annual Reports and filed with the Commission on Form N-CSR or in its quarterly holding reports filed with the SEC on Form N-Q after the Portfolio’s first and third quarters. A Fund’s portfolio holdings are available on the www.calvert.com website10 business days after each month-end (quarter-end for fixed income funds). From time to time, a Portfolio may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Portfolio’s publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.
Non-Public Portfolio Holdings
The Portfolios’ Disclosure Policy, as described generally below, allows the disclosure of a Portfolio’s non-public portfolio holdings for the Portfolio’s legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients.  Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.
Subject to approval from the Legal Department of Calvert Investments, Inc., a representative from the Administrator may provide a Portfolio’s non-public portfolio holdings to a recognized rating and ranking organization, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.
A service provider or other third party that receives information about a Portfolio’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Portfolio (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Portfolio and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.
A Portfolio’s partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Portfolios and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to authorized individual in the Legal Department of Calvert Investments, Inc. (“Authorized Individual”); (2) the Authorized Individual determines that the Portfolio has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; and (3) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual considers the recipient’s need for the relevant holdings information, whether the disclosure will benefit the Portfolio, or, at a minimum, not harm the Portfolio, and what conflicts may result from such disclosures.
Under the Disclosure Policy, neither a Portfolio, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Portfolio’s non-public portfolio holdings. The Disclosure Policy is subject to annual review by each Fund’s Board of Directors.  Each Fund’s Board of Directors shall also receive annual reports from Fund management on those entities to whom such disclosure has been made.
Ongoing Arrangements
The following is a list of those entities to whom information about the Funds’ non-public portfolio securities is made available and the frequency at which the information is provided, including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a written confidentiality agreement, which may include provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided
Barclays Capital	Portfolio Holdings	Daily
Barra	Portfolio Holdings	Daily
Bloomberg	Portfolio Holdings	Daily
Charles River Systems	Portfolio Holdings	Daily
FactSet	Portfolio Holdings	Daily
HC Asset Management	Portfolio Holdings	Quarterly
Institutional Shareholder Services	Portfolio Holdings	Quarterly
KPMG LLP	Portfolio Holdings	Annually
Morningstar	Portfolio Holdings	Monthly
State Street Bank and Trust	Portfolio Holdings	Daily
Thomson Reuters/Lipper	Portfolio Holdings	Monthly

PERSONAL SECURITIES TRANSACTIONS
The Funds, the Advisor and Subadvisors, as applicable, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits investment personnel of the Funds, the Advisor and Subadvisors, as applicable, and principal underwriter to invest in securities that may be purchased or held by a Portfolio. The Code of Ethics contains certain conditions such as pre-clearance and restrictions on use of material nonpublic information.

PROXY VOTING DISCLOSURE
Please refer to Appendix A of this SAI for the Global Proxy Voting Guidelines for Calvert Funds. The Guidelines include the policies and procedures that the Portfolios use in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Portfolio shareholders, and those of the Funds' Advisor, principal underwriter, or an affiliated person of the Funds, the Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any shareholder who wishes to send a communication to the Board of Directors of a Fund should send the communication to the attention of the Fund’s Secretary at the following address:
Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
All communications should state the specific Portfolio to which the communication relates.  After reviewing the communication, the applicable Fund’s Secretary will forward the communication to the Board of Directors.
In its function as a nominating committee, the Governance Committee of the Board of Directors will consider any candidates for vacancies on the Board from any shareholder of a Portfolio who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Portfolio.  Shareholders of a Portfolio who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund’s Secretary at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an independent Director. A shareholder wishing to recommend to the Governance Committee of a Fund a candidate for election as a Director may request the Fund’s Policy for the Consideration of Director Nominees by contacting the Fund’s Secretary at the address above.
If a shareholder wishes to send a communication directly to an individual Director or to a Committee of a Fund’s Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund’s Secretary at the address above.  Communications to individual Directors or to a Committee sent in care of a Fund’s Secretary will be forwarded to the individual Director or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN
KPMG LLP serves as the independent registered public accounting firm for the Portfolios. State Street Bank & Trust Company, N.A. serves as custodian of the Portfolios’ investments. The custodian has no part in deciding the Portfolios’ investment policies or the choice of securities that are to be purchased or sold for the Portfolios.

GENERAL INFORMATION
Calvert Variable Series, Inc. is an open-end management investment company incorporated in Maryland on September 27, 1982 and has two portfolios. The Calvert VP SRI Mid Cap Growth and Balanced  Portfolios are non-diversified. Calvert VP SRI Mid Cap Growth Portfolio offers a single class of shares and Calvert VP SRI Balanced offers two share classes: Class I and Class F. Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing expenses, resulting in differing net asset values and distributions. Upon liquidation of a Portfolio, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.
Calvert Variable Products, Inc., an open-end management investment company incorporated in Maryland on January 24, 1984 and has eleven portfolios (Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio and Calvert VP Volatility Managed Growth Portfolio are contained in a separate SAI). All of the Portfolios are diversified, except for the Calvert VP Natural Resources Portfolio and Calvert VP Nasdaq 100 Index Portfolio, which are non-diversified. Each share of each Portfolio represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. Each Portfolio offers a single class of shares, except for Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP Nasdaq 100 Index Portfolio, Calvert VP Russell 2000 Small Cap Index Portfolio, Calvert VP EAFE International Index Portfolio and Calvert VP Investment Grade Bond Index Portfolio, which each offer two share classes: Class I and Class F. Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing expenses, resulting in differing net asset values and distributions. Upon liquidation of a Portfolio, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.
The Funds issue separate shares for each Portfolio. Shares of each of the Portfolios have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations. No Portfolio has preference over another Portfolio. The Insurance Companies and a Portfolio’s shareholders will vote Portfolio shares allocated to registered separate accounts in accordance with instructions received from policyholders. Under certain circumstances, which are described in the accompanying prospectus of the variable life or annuity policy, the voting instructions received from variable life or annuity policyholders may be disregarded.
All shares of common stock have equal voting rights (regardless of the NAV per share) except that only shares of the respective Portfolio are entitled to vote on matters concerning only that Portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights. Holders of shares of any Portfolio are entitled to redeem their shares as set forth above under “Purchase and Redemption of Shares.” The shares do not have cumulative voting rights, and the holders of more than 50% of the shares of a Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors.
Each Fund’s Board of Directors has adopted a “proportional voting” policy, meaning that Insurance Companies will vote all of a Portfolio’s shares, including shares the Insurance Companies hold, in return for providing the Portfolio with its capital and in payment of charges made against the variable annuity or variable life separate accounts, in proportion to the votes received from contract holders or policy owners. As a result of proportional voting, a small number of contract holders and/or policy owners may determine the outcome of a shareholder vote.
The Funds are not required to hold annual policyholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a policyholder, you can instruct the respective Insurance Company how to vote each share in which you have a beneficial interest.
The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, that provide services to the Funds. Shareholders of the Portfolios are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Portfolios.

Neither this SAI, the Prospectus nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund/Portfolio and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of March 31, 2016, to the Funds’ knowledge, the following entities beneficially owned more than 25% of the voting securities of the listed Portfolios:

Portfolio Name
Name and Address	% of Ownership

Calvert VP SRI Mid Cap Growth Portfolio

Metropolitan Life Insurance Co.	26.87%
Mutual Fund Processing
Somerset, NJ

Calvert VP SRI Balanced Portfolio

Mutual of America TVIF Fund S/A #2	33.97%
New York, NY

Calvert VP SRI Large Cap Core Portfolio

Ameritas Life Insurance Corp.	67.99%
Lincoln, NE
Calvert VP S&P MidCap 400 Index Portfolio

Ameritas Life Insurance Corp.	28.57%
Lincoln, NE

Calvert VP Nasdaq 100 Index Portfolio

Ameritas Life Insurance Corp.	39.75%
Lincoln, NE

Calvert VP EAFE International Index Portfolio

Ameritas Life Insurance Corp.	45.59%
Lincoln, NE

Calvert VP Investment Grade Bond Index Portfolio

Ameritas Life Insurance Corp.	62.26%
Lincoln, NE

Calvert VP Natural Resources Portfolio

Ameritas Life Insurance Corp.	63.14%
Lincoln, NE
Metropolitan Life Insurance Co. was formed under the laws of New York and is a subsidiary of MetLife, Inc.
Mutual of America TVIF Fund Separate Account #2 is a unit investment trust established by Mutual of America Life Insurance Company under the laws of New York.
Ameritas Life Insurance Corp. is domiciled in Nebraska, and is an affiliate of the Funds’ Advisor and principal underwriter. Ameritas Life Insurance Corp. is a subsidiary of Ameritas Holding Company, which is a subsidiary of Ameritas Mutual Holding Company.  Union Central Life Insurance Co. is a subsidiary of Ameritas Life Insurance Corp.

As of March 31, 2016, to the Fund’s knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Fund as shown:

Fund Name
Name and Address	% of Ownership

Calvert VP SRI Mid Cap Growth

Metropolitan Life Insurance Co.	19.39%
Mutual Fund Processing
The Retirement Plans for Which TIAA-CREF acts as Record Keeper
Somerset, NJ

American United Life Insurance	23.18%
Co. Group Retirement Annuity
Indianapolis, IN

American United Life Insurance	17.57%
Co. AUL American Unit Trust

Transamerica Premier Insurance Co.	9.70%
Cedar Rapids, IA

Ameritas Life Insurance Corp.	5.94%
Lincoln, NE

Calvert VP SRI Balanced

Jefferson National Life Insurance Company	100% of Class F
Louisville, KY

Mutual of America TVIF Fund	34.01% of Class I
TVIF Fund
New York, NY

ING Life Insurance and Annuity Co.	17.42% of Class I
Windsor, CT

Metropolitan Life Insurance Co.	17.09% of Class I
Securities Accounting & Admin.
Somerset, NJ

Mutual of America	91.24% of Class I
Pension Fund
New York, NY

Calvert VP SRI Large Cap Core Portfolio

Ameritas Life Insurance Corp.	34.20%
Separate Account V
Lincoln, NE

Ameritas Life Insurance Corp.	33.79%
Separate Account VA2
Lincoln, NE

Ameritas Life Insurance Corp.	21.46%
Carillon Account
Lincoln, NE

Ameritas Life Insurance Corp.	6.94%
Carillon Life Account
Lincoln, NE

Calvert VP S&P MidCap 400 Index Portfolio

Horace Mann Life Insurance Co.	74.51% of Class F
Unit Investment Trust
Springfield, IL

Symetra Life Insurance Co.	6.20% of Class F
Bellevue, WA

Principal Life Insurance Co.	5.93% of Class F
Cust. FBO Principal Variable Universal
Des Moines, IA

Ameritas Life Insurance Corp.	30.42% of Class I
Separate Account VA2
Lincoln, NE

Ameritas Life Insurance Corp.	12.82% of Class I
Separate Account G-2
Lincoln, NE

Ameritas Life Insurance Corp.	12.62% of Class I
Separate Account V
Lincoln, NE

Ameritas Life Insurance Corp.	8.19% of Class I
Separate Account G
Lincoln, NE

Ameritas Life Insurance Corp.	6.45% of Class I
Carillon Account
Lincoln, NE

Ameritas Life Insurance Corp.	6.10% of Class I
Separate Account D
Lincoln, NE

Calvert VP Nasdaq 100 Index Portfolio

Forethought Life Insurance Co.	73.20% of Class F
Indianapolis, IN

Calvert Investment Management, Inc.	26.80% of Class F
Bethesda, MD

Ameritas Life Insurance Corp.	39.91% of Class I
Separate Account VA2
Lincoln, NE

Modern Woodmen of America	13.64% of Class I
Topeka, KS

Farm Bureau Life Insurance Company	10.96% of Class I
West Des Moines, IA

Woodmen of the World	10.43% of Class I
Omaha, NE

Ameritas Life Insurance Corp.	8.53% of Class I
Separate Account V
Lincoln, NE

Ameritas Life Insurance Corp.	5.59% of Class I

Carillon Account
Lincoln, NE

Ameritas Life Insurance Corp.	5.16% of Class I
Carillon Life Account
Lincoln, NE

Calvert VP EAFE International Index Portfolio

Principal Life Insurance Co.	51.27% of Class F
Des Moines, IA

Country Investors Life Assurance Company	30.81% of Class F
Bloomington, IL

Farm Bureau Life Insurance Company	7.11% of Class F
West Des Moines, Iowa

Symetra Life Insurance Company	6.44% of Class F
Bellevue, WA

Ameritas Life Insurance Corp.	46.75% of Class I
Separate Account VA2
Lincoln, NE

Ameritas Life Insurance Corp.	12.01% of Class I
Separate Account D
Lincoln, NE

Ameritas Life Insurance Corp.	7.86% of Class I
Separate Account V
Lincoln, NE

Transamerica Life Insurance Company	6.37% of Class I
Cedar Rapids, IA

Ameritas Life Insurance Corp.	5.34% of Class I
Separate Account G-2
Lincoln, NE

Calvert VP Investment Grade Bond Index Portfolio

Calvert Investment Management, Inc.	100% of Class F
Bethesda, MD

Ameritas Life Insurance Corp.	62.29% of Class I
Separate Account VA2
Lincoln, NE

Ameritas Life Insurance Corp.	8.17% of Class I
Carillon Life Account
Lincoln, NE

Ameritas Life Insurance Corp.	6.00% of Class I
Separate Account D
Lincoln, NE

Ameritas Life Insurance Corp.	5.64% of Class I
Separate Account V
Lincoln, NE

Calvert VP Natural Resources Portfolio
Ameritas Life Insurance Corp.	63.14%

Separate Account VA2
Lincoln, NE

Ameritas Life Insurance Corp.	9.31%
Separate Account V
Lincoln, NE

Ameritas Life Insurance Corp.	7.82%
Separate Account LLVA
Lincoln, NE

FUND SERVICE PROVIDERS
INVESTMENT ADVISOR
Calvert Investment Management, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
SHAREHOLDER SERVICING AGENT
Calvert Investment Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
ADMINISTRATIVE SERVICES AGENT
Calvert Investment Administrative Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania  19103
CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110

APPENDIX A
GLOBAL PROXY VOTING GUIDELINES FOR
CALVERT FAMILY OF FUNDS
I. INTRODUCTION
Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility characterize healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.
Long-Term Value. Responsible, healthy companies focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.
Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.
Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.
As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.
On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.
When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.
When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.
Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.
Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and on the Securities and Exchange Commission’s website at www.sec.gov.
II. CORPORATE GOVERNANCE
A. Board and Governance Issues
The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.
One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.
Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.
Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.
Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.
Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.
Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.
The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.
Board Independence

•	The Fund advisor will oppose slates of directors without at least a majority of independent directors.

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The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•	The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

•	The Fund advisor will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.
Board Diversity

•	The Fund advisor will oppose slates of directors that result in a board that does not include gender, racial and diversity of perspective.

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The Fund advisor may oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

•	The Fund advisor may oppose individual directors who serve as members of the nominating committee and have failed to establish gender and/or racial diversity as a factor in new board member searches.

•	The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.
Board Accountability

•	The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that were approved by the majority of votes cast in the prior year.

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The Fund advisor will oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.

•	The Fund advisor will oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders.

•	The Fund advisor will oppose directors when the company’s poison pill has a “dead-hand” or “modified dead-hand” feature.

•	The Fund advisor will oppose directors if the board adopts a poorly structured poison pill without shareholder approval.

•	The Fund advisor will oppose directors if the board makes a material adverse change to an existing poison pill without shareholder approval.

•	The Fund advisor will evaluate on a case-by-case basis and potentially oppose director nominees for Environment, Social, and Governance (ESG) failures.

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The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

•	The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.
Board Committee on Sustainability/Corporate Social Responsibility Issues
Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•	The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.
Limitations, Director Liability and Indemnification
Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

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The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure
Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•	The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

•	The Fund advisor will oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance.
Director Stock Ownership
Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

•	The Fund advisor will oppose excessive awards of stock or stock options to directors.
Director Elections
Contested Election of Directors
Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.

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The Fund advisor will oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Classified or Staggered Boards
On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•	The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.
Majority Vote Standard
A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees. Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•	The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting
Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.
Shareholder Rights
Supermajority Vote Requirements
Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•	The Fund advisor will ordinarily oppose supermajority vote requirements.

•	The Fund advisor will support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.

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The Fund advisor will support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non-binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.

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The Fund advisor will vote on a case-by-case basis proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Shareowner Access to Proxy
Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners - whom directors are supposed to represent - are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•	The Fund advisor will ordinarily support management and shareholder proposals that grant shareowner access to the proxy ballot.

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The Fund advisor will examine and vote on a case-by-case basis proposals that create threshold targets for shareowner access to the proxy ballot with respect to factors including the ownership threshold and the holding period duration.

Restrictions on Shareowners Acting by Written Consent
Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•	The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

•	The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.
Restrictions on Shareowners Calling Meetings
It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•	The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such, restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock
In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners - often a majority of shareowners - to exercise influence over the governance of the corporation. This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

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The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

•	The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.
Ratification of Auditor and Audit Committee
The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

•	The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when the advisor determines that the independence of the auditor may be compromised.

•	The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

•	The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

•	The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.
In a number of countries companies routinely appoint internal statutory auditors.

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The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•	The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.
Audit Committee

•
The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

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The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.

Transparency and Disclosure
International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•	The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

•	The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

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The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

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The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.

•	The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

•	The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions
Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

•	The Fund advisor will vote on a case-by-case basis on bylaw changes affecting shareholders’ litigation rights.
B. Executive and Employee Compensation
Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership. Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.
There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. The structure of these compensation plans often determines the level of alignment between management and shareowner interests. Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.
Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.
Disclosure of CEO, Executive, Board and Employee Compensation

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The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies--including salaries, option awards, bonuses, and restricted stock grants--of top management, Board of Directors, and employees.

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The Fund advisor will ordinarily support proposals requesting that companies disclose links between firm financial performance and annual compensation packages of top management, Board of Directors, and employees.

CEO and Executive Compensation

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The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

•	The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.

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The Fund advisor will ordinarily oppose proposals seeking shareholder ratification of the company's executive officers' compensation (also known as an Advisory Vote on Compensation) if executive risks and rewards are not aligned with the interests of shareowners and the long-term performance of the corporation.

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The Fund advisor will ordinarily oppose compensation proposals if the plan lacks a sufficient connection to performance, or lacks adequate disclosure, or contains features that are considered to be problematic or clearly deviate from best market practice without adequate justification.

Compensation Committee

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The Fund advisor may oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

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The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

•	The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

•	The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing is submitted for shareholder approval.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

•	The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

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The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Expensing of Stock Options
Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•	The Fund advisor will ordinarily support proposals requesting that companies expense stock options.
Pay Equity

•	The Fund advisor will support proposals requesting that management provide a pay equity report.
Ratio between CEO and Worker Pay

•	The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.
Executive Compensation Tie to Non-Financial Performance

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The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements
Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•	The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

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The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

•	The Fund advisor will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.
C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring
Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.
Considering the Non-Financial Effects of a Merger Proposal
Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

•	The Fund advisor will support proposals that consider non-financial impacts of mergers.

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The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

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The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law
Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

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The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Unilateral Charter, Bylaws and Amendments
Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings ("IPOs"). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors.
There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

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The Fund advisor will generally oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.

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The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation
Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•	The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

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The Fund advisor will review on case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

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The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization
Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

•	The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

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The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock
Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

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The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills
Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•	The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

•	The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.
Greenmail
Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•	The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.
III. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY
A. Sustainability Reporting
The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

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The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

•	The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.
B. Environment
All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

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The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

•
The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

•
The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles
The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•	The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.
Climate Change Mitigation
Shareholder initiatives on climate change have focused on companies that contribute materially to climate change. Increasingly, corporations in a wide variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective-and often cost-saving-steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose information, using various guidelines. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting renewable energy resources for fossil fuels.

•
The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•	The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

•	The Fund advisor will support proposals seeking an assessment of a company’s impact on financed emissions through their operations, lending, and borrowing activities.
Climate Change Adaptation
Shareholder initiatives on climate change may also focus on companies that are particularly at risk from disruptions due to climate change. Companies may face physical risk in operations or in the supply chain, or price shocks or disruptions of key raw materials, or other impacts. Initiatives have included proposals that request companies to disclose these potential risks and detail measures taken to understand and mitigate risks.

•	The Fund advisor will support proposals seeking the preparation of a report on the company’s risks due to climate change.

•	The Fund advisor will support proposals seeking disclosure of the company’s plans to adapt to climate change.
Chemical and Other Global Sustainability Concerns
In the absence of truly effective regulation, it is largely up to companies to manage (and disclose information concerning) the use of harmful chemicals in the products we encounter every day. Shareholder initiatives with companies may focus on other planetary boundaries and global sustainability concerns and risks (not mentioned elsewhere in this section) as defined by the Stockholm Resilience Center. Such initiatives may include information about the company’s impact on atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere; nitrogen and phosphorus use; and chemical pollution and dispersion globally.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to nitrogen and phosphorus use.

•
The Fund advisor will support proposals seeking the preparation of a report on a company’s operations and products impacts on chemical pollution and dispersion globally including dispersion of chemicals and plastics globally throughout global ecosystems, and other associated risks.

Water
Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain and the company’s operations, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems globally including open ocean, near-shore ocean, coastal, freshwater, and aquifer impacts, including any broad hydrological system impacts.

•
The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to water quality and ocean acidification.

•	The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.
Environmental Justice
Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, Indigenous Peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or Indigenous Peoples have little or no voice in political and economic affairs.

•
The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

•	The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.
Land-Use Change / Biodiversity Conservation / GMOs
Companies should disclose information regarding company policies, programs and performance indicators related to land-use change such as deforestation and degradation, agriculture, and biodiversity conservation.

•
The Fund advisor will support proposals requesting greater transparency on companies biodiversity impacts of supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

•
The Fund advisor will support proposals requesting greater transparency on companies land-use changes including deforestation and degradation and agriculture impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

•
The Fund advisor will support proposals requesting greater transparency on companies GMOs impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

Hydraulic Fracturing
Companies should disclose information regarding company policies, programs and performance indicators related to oil and natural gas development employing well stimulation that utilizes hydraulic fracturing. Moreover, the Shale Gas Production Subcommittee commissioned by U.S. Secretary of Energy supports greater disclosure. The Subcommittee’s November 11, 2011, final report regarding its analysis of the measures “that can be taken to reduce the environmental impact and improve the safety of shale gas production” included the recommendation to “improve public information about shale gas operations1 U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011. http://www.shalegas.energy.gov/resources/111811_final_report.pdf..” As the Subcommittee’s report indicates, much of the conflict that has been associated with shale oil and gas development in the United States can be attributed to a lack of communication and transparency. Therefore, it would be a great disservice to stakeholders that benefit from responsible development of natural gas employing hydraulic fracturing if the progress of that development was impeded by insufficient disclosure of the policies, programs and performance metrics that govern and indicate the responsible management of oil and natural gas.

•	The Fund advisor will support proposals requesting greater transparency on the practice of hydraulic fracturing and associated risks.

________________________
1U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011.
http://www.shalegas.energy.gov/resources/111811_final_report.pdf.

C. Workplace Issues
Labor Relations
Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•	The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

•	The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

•	The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.
Vendor/Supplier Standards
Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

•
The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)
Women and minorities are still significantly underrepresented in the ranks of senior corporate management and other high-income positions, and overrepresented in the more poorly paid categories, including office and clerical workers and service workers. This lack of diversity at all levels of the corporate enterprise can stifle the free expression of diverse perspectives and insights, reducing the level dynamism, adaptability to change, and ultimately competitive advantage. Furthermore, women and people of color have long been subject to discrimination in the workplace, thus depriving the company of the full benefit of their potential contributions.
Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•	The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

•
The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

•
The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•
The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•	The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

•
The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings
Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•	The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.
D. International Operations and Human Rights
Business Activities and Investments
Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations were not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records have come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.
Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the UN Voluntary Principles on Human Rights and Security, UN Guiding Principles on Business and Human Rights and the International Labor Organization’s core labor standards. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

•
The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

•	The Fund advisor will ordinarily support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.

•	The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

•	The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

•	The Fund advisor will ordinarily support proposals requesting a report discussing the company’s efforts to eliminate conflict minerals from supply chains.
Internet Surveillance/Censorship and Data Security
Information technology sector companies often do business in countries with potentially repressive regimes, raising concerns that companies may be abetting repression and censorship of the Internet.  For instance, governments may use an ICT company’s technologies to track, monitor, identify, and suppress political dissent. Thus, companies’ interactions with governments could violate the Global Network Initiative’s Principles on Freedom of Expression and Privacy, the ICT sector’s predominating standards for protecting consumers’ rights in these areas.

•
The Fund advisor will support proposals asking companies to adopt and/or disclose Internet privacy and censorship policies and procedures relating to privacy, freedom of speech, Internet censorship, government monitoring of the Internet, and government requests for customer data.

Unauthorized Images
Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•	The Fund advisor will support proposals asking companies to avoid the unauthorized or improper use of images of racial, ethnic, or indigenous groups in the promotion of their products.
International Outsourcing Operations
Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in production zones characterized by low taxation, low wages, and inadequate regulation. Companies often operate in these regions under U.S. government-sponsored programs to promote international trade and economic development. In addition, companies often aim to take advantage of limited regulatory frameworks that result in lower labor costs and fewer environmental and other regulations. These types of operations have caused harmful social and environmental impacts, including severe violation of labor standards and outsized carbon emissions. Calvert encourages companies to disclose supplier location information including, at a minimum, country-level operations and, optimally, suppliers’ specific identities and locations.

•
The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations in locations characterized by low taxation, low labor costs, and inadequate regulation.

•
The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals
The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•
The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

•
The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E. Indigenous Peoples’ Rights
Cultural Rights of Indigenous Peoples
The survival, security and human rights of millions of Indigenous Peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them. Such companies also need to follow the UN Declaration on the Rights of Indigenous Peoples, which sets out the individual and collective rights of Indigenous Peoples, as well as their rights to culture, identity, language, employment, health, education and other issues

•
The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

•
The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

•	The Fund advisor will ordinarily support proposals requesting that companies support and follow the UN Declaration on the Rights of Indigenous Peoples and/or create a policy or program to do so.
F. Product Safety and Impact
Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•
The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

•	The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

•	The Fund advisor will ordinarily support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
Toxic Chemicals
Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals.  Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals.  In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products.  These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union) posing liability risk to the company.   In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals.  Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•	The Fund advisor will ordinarily support proposals asking companies to disclose product ingredients.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

•	The Fund advisor will ordinarily support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.

•	The Fund advisor will examine and vote on a case-by-case basis asking companies to reformulate a product by a given date, unless this reformulation is required by law in selected markets.
Animal Welfare
Shareowners and animal rights groups sometimes file resolutions with companies that engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•	The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

•
The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects as well as to eliminate cruel product testing methods.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

•
The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco
Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•	The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

•	The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.
G. Weapons Contracting
Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•	The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.
H. Community
Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

•	The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.
Redlining
Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•	The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.
Predatory Lending
Predatory lending involves charging excessive fees to subprime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

•	The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

•	The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.
Insurance Companies and Economically Targeted Investments
Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•	The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.
Healthcare
Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.
I. Political Action Committees and Political Partisanship
Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•
The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.

•
The Fund advisor will ordinarily support resolutions requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.

•
The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J. Other Issues
All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific sustainable and socially responsible criteria. In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.
IV. CONFLICT OF INTEREST POLICY
All Calvert Funds strictly adhere to the Guidelines detailed in Sections II and III, above.
Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.
Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.
Adopted September 2000.
Last Revised March 2016.

APPENDIX B
Corporate Bond and Commercial Paper Ratings (source:  Standard & Poor's Ratings Services)
Bonds

AAA:	An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB:
An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:  These obligations are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB:
An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B:
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations.  Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC:
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation.  Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated CC is currently highly vulnerable to nonpayment.

C:	An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D:
An obligation rated D is in payment default.  The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Note: Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Notes

SP-1:
These issues are considered as having a strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2:  These issues are considered as having a satisfactory capacity to pay principal and interest.
SP-3:  These issues are considered as having a speculative capacity to pay principal and interest.
Commercial Paper

A-1:	This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:	This rating indicates a satisfactory degree of safety regarding timely payment.

A-3:
This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings  (source: Moody's Investors Service)
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Calvert Variable Products (“VP”) Portfolios	Calvert Investments®
CALVERT VARIABLE PRODUCTS, INC.
Calvert VP Volatility Managed Moderate Portfolio ("Moderate")
Calvert VP Volatility Managed Moderate Growth Portfolio ("Moderate Growth")
Calvert VP Volatility Managed Growth Portfolio ("Growth")
4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2016
This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the Prospectus of the applicable Portfolio (collectively, the “Portfolios”) of Calvert Variable Products, Inc. (the “Fund”), dated May 1, 2016. Each Portfolio’s Prospectus may be obtained free of charge by writing the respective Portfolio at the above address, calling the Portfolio at (800) 368-2748, or by visiting our website at www.calvert.com.

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS OF THE PORTFOLIOS
Exchange-Traded Funds
Each Portfolio seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs” or “underlying ETFs”).  ETFs are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) and whose underlying assets are generally stocks or fixed income securities selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset value ("NAV"), ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day's next calculated NAV.  Although there can be no guarantee that an ETF’s intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a taxable event for the ETF or its ongoing shareholders.
Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), (iii) tracking error risk (the risk of errors in matching the ETF's underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, an ETF may trade at a discount from its NAV and because ETFs operate as open-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the Portfolios.  Therefore, a Portfolio’s purchase of an ETF results in the layering of expenses, such that shareholders of the Portfolio indirectly bear a proportionate share of any operating expenses of each ETF.
Limitations on Investments under the Investment Company Act of 1940 (“1940 Act”)
Section 12(d)(1) of the 1940 Act generally prohibits a Portfolio from acquiring: (i) more than 3% of another open-end investment company’s voting stock; (ii) securities of another open-end investment company with a value in excess of 5% of a Portfolio’s total assets (“5% Limit”); or (iii) securities of such other open-end investment company and all other open-end investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio’s total assets (“10% Limit”). In addition, Section 12(d)(1) generally prohibits another open-end investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other open-end investment company’s voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Some underlying ETFs have obtained exemptive orders permitting other investment companies, such as the Portfolios, to acquire their securities in excess of the Section 12(d)(1) limits of the 1940 Act. The Portfolios currently are not relying on such exemptive orders.  However, the Portfolios may choose to rely on them in the future, and if they do so choose, they will comply with the conditions specified in such exemptive orders at that time. Otherwise, each Portfolio’s ETF investments will comply with Section 12(d)(1) of the 1940 Act.
Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price which includes a sales load of more than 1½% percent. An investment company that issues shares to a Portfolio pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. When the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, Section 12(d)(1)(F) also requires the Portfolio (or the Advisor acting on behalf of the Portfolio) to either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.
Each Portfolio and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any ETF pursuant to Section 12(d)(1)(F). Accordingly, when affiliated persons (such as other Portfolios of the Trust) hold shares of any of the ETFs, the Portfolio’s ability to invest fully in shares of those ETFs is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference. Section 12(d)(1)(F) of the 1940 Act also provides that an ETF whose shares are purchased by a Portfolio will be obligated to redeem shares held by the Portfolio (to the extent that the Portfolio seeks redemption of those shares) only in an amount up to 1% of the ETF’s outstanding securities during any period of less than 30 days. Shares held by a Portfolio in excess of 1% of an ETF’s outstanding securities therefore, may under certain circumstances be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Portfolio’s total assets.  However, each Portfolio generally will trade ETF shares on secondary markets, and will look to those secondary markets for the purpose of determining whether the underlying ETFs are readily marketable.
Further, each Portfolio may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limit and the 10% Limit, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for funds of funds.
Under certain circumstances an ETF may determine to make payment of a redemption by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Portfolio may hold securities distributed by an ETF until the Adviser determines that it is appropriate to dispose of such securities.

SUPPLEMENTAL INFORMATION ON INVESTMENT POLICIES AND RISKS OF THE PORTFOLIOS AND THE UNDERLYING ETFs
The following discussion identifies the investment policies and risks of the Portfolios, the underlying ETFs and the securities which comprise the index each ETF tracks.  The discussion of each investment policy and risk is applicable to each Portfolio through its own activities or the investments of the underlying ETFs, unless indicated otherwise.
Foreign Securities
Investments in foreign securities may present risks not typically involved in domestic investments.  These securities are subject to the risk of currency fluctuation relative to the U.S. dollar.  Foreign securities may also involve different accounting, auditing, and financial reporting standards and various administrative difficulties such as delays in clearing and settling portfolio trades or in receiving payment of dividends or other distributions.  The Portfolios and the underlying ETFs may also invest in American Depositary Receipts ("ADRs") and other receipts evidencing ownership of foreign securities, such as Global Depositary Receipts ("GDRs"). ADRs are United States (" U.S.") dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials.  With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers' stock, the Portfolios and the underlying ETFs may avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations.  The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. GDRs can involve currency risk since they may not be U.S. dollar-denominated.
Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Portfolio or the underlying ETFs change investments from one country to another or convert foreign securities holdings into U.S. dollars.
U.S. government policies have at times, in the past, through imposition of currency controls, changes in tax policy and other restrictions, discouraged certain investments abroad by U.S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.
Foreign Governmental and Supranational Debt Securities. Investments in debt securities of governmental or supranational issuers are subject to all the risks associated with investments in U.S. and foreign securities and certain additional risks.
Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws, economic development, and humanitarian, political or environmental initiatives. Supranational debt obligations include: Brady Bonds (which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness); participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank and the European Economic Community.
Emerging Market Securities.   Investing in emerging markets and in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. Emerging market can be defined as any country (other than the United States or Canada) that is not included in the MSCI Europe, Australasia, Far East ("EAFE") (Standard) Index. Investments in these countries may be riskier, and may be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Governments in many emerging market countries participate to a significant degree in their economies and securities markets.  Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, severe cyclical climatic conditions, lack of significant history in operating under a market-oriented economy or political instability.  Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.
Variable Rate Obligations and Demand Notes
Variable rate obligations have a yield that is adjusted periodically based on changes in the level of prevailing interest rates. Variable rate obligations can have an interest rate fixed to a known lending rate, such as the LIBOR Index or SIFMA Index, and are automatically adjusted when the known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments. This diminishes the risk of capital depreciation of variable rate obligations and demand notes and, consequently, of the shares of the Portfolios or underlying ETFs that invest in such securities. However, if interest rates decline, the yield of these securities will decline, causing the Portfolios and the underlying ETFs that hold such securities to forego the opportunity for capital appreciation.
Variable rate demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the paying agent and/or dealer. To ensure the ability of the issuer to make payment on demand, a bank letter of credit or other liquidity facility may support the note.
Tracking the Index
The process used by each underlying ETF to attempt to track the applicable index within its expected tracking error limit relies on assessing the difference between the ETF’s exposure to factors which influence returns and the index's exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the ETF. The extent to which the total risk characteristics of the ETF vary from that of the index is active risk or tracking error.
Small-Cap Issuers
The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.
Information concerning these securities may not be readily available so the securities’ issuers may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.
Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
The small cap issuers in which an underlying ETF invests may include some micro-cap securities. The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Micro-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Therefore, an underlying ETF that holds micro-cap securities may involve considerably more risk of loss and its returns may differ significantly from ETFs that do not invest in micro-cap securities.
Mid-Cap Issuers
The securities of mid-cap issuers often have greater price volatility, lower trading volume, and less liquidity than the securities of larger, more established companies.  Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Large-Cap Issuers
Investing in large-cap issuers generally involves the risk that these companies may grow more slowly than the economy as a whole or not at all. Compared to small and mid-cap companies, large cap companies are more widely followed in the market, which can make it more difficult to find attractive stocks that are not overpriced. Large-cap stocks also may be less responsive to competitive opportunities and challenges, such as changes in technologies, and may offer less potential for long-term capital appreciation.
Real Estate Investment Trusts
Real estate investment trusts ("REITs") are issuers that invest directly in real estate and whose securities trade on exchanges.  Risks associated with investments in securities of companies in the real estate industry include: a decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the REITS, while mortgage REITs, which make construction, development, and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the 1940 Act.  If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by the shareholder.
Short-Term Instruments
Money market instruments are generally short-term investments that may include but are not limited to: (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar instruments; (iii) commercial paper; (iv) repurchase agreements; (v) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that are determined to be of comparable quality to obligations of U.S. banks; and (vi) money market funds.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Inflation-Indexed and Inflation-Adjusted Securities
The Portfolios or the underlying ETFs may invest in inflation-indexed bonds or inflation adjusted securities. Inflation indexed and adjusted securities are fixed income securities whose principal value or interest income is periodically adjusted based (directly or indirectly) on the rate of inflation. The U.S. Treasury and other issuers use a structure that adjusts the principal value of the bond based on the rate of inflation. Other issuers adjust the coupon that is used to determine the periodic interest payment using an inflation adjustment.
Inflation-indexed securities currently issued by the U.S. Treasury (“TIPS”) have maturities of five, ten or thirty years. However, it is possible that securities with other maturities may be issued. TIPS pay, on a semi-annual basis, interest equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS will pay the greater of the adjusted principal or the original principal, creating a guarantee with respect to the original bond principal, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolios may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed or adjusted securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between current stated (or nominal) interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed or adjusted securities. Conversely, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise and lead to a decrease in the value of inflation-indexed or adjusted bonds. Accordingly, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.
Adjustments for TIPS are based on the Consumer Price Index for All Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Other inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Other domestic issuers of inflation adjusted securities may utilize other measures and indications of inflation. There can be no assurance that the CPI-U or any other foreign or domestic inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
U.S. Government-Sponsored Obligations
U.S. government-sponsored obligations are debt and mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), commonly known as Fannie Maes and Freddie Macs, respectively.
Fannie Mae and Freddie Mac. Unlike Government National Mortgage Association ("GNMA") certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.
In September 2008, the Federal Housing Finance Agency ("FHFA") placed FNMA and FHLMC into conservatorship with the objective of returning the entities to normal business operations; FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.
U.S. Government-Backed Obligations
U.S. government-backed obligations include debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes, and other U.S. government-backed obligations.
Ginnie Mae. Ginnie Maes are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. government guarantees that interest and principal will be paid when due.
Other U.S. Government Obligations. The Portfolios and the underlying ETFs may invest in other obligations issued or guaranteed by the U.S. government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. government agency or instrumentality may not be backed by the full faith and credit of the United States.)
Below-Investment Grade, High-Yield Debt Securities
Below-investment grade, high-yield debt securities are lower quality debt securities (generally those rated BB+ or lower by Standard & Poor’s Ratings Services ("S&P") or Ba1 or lower by Moody’s Investors Service, Inc., known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.)  Below-investment grade, high-yield debt securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.
Repurchase Agreements
Repurchase agreements are arrangements in which a Portfolio or an underlying ETF buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.
Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security.  If the seller defaults on its obligation to repurchase the applicable security and the value of that security declines, the Portfolio or underlying ETF may incur a loss and may incur expenses in selling that security.
The Portfolios will apply certain investment standards to help mitigate these risks, but the underlying ETFs may or may not have comparable standards.  The Portfolios will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Portfolios’ Board of Directors.  In addition, the Portfolios will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller’s obligation to repurchase the applicable security and will monitor the market value of the applicable security during the term of the agreement.  If the value of the applicable security declines and is not at least equal to the repurchase price due to the Portfolio pursuant to the agreement, the Portfolio will require the seller to pledge additional securities or cash to secure the seller’s obligations pursuant to the agreement.
While an underlying security may mature after one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.
Reverse Repurchase Agreements
Under a reverse repurchase agreement, a Portfolio or an underlying ETF sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolio or the underlying ETF invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. Generally a Portfolio or an underlying ETF enters into a reverse repurchase agreement only when the interest income expected to be earned on the obligation in which the Portfolio or the underlying ETF plans to invest the proceeds exceeds the amount the Portfolio or the underlying ETF will pay in interest to the other party to the agreement plus all costs associated with the transaction. The Portfolios will apply certain investment standards when entering into reverse repurchase agreements, but the underlying ETFs may or may not have comparable standards.
The Portfolios do not intend to borrow for leverage purposes.  The Portfolios will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.  During the time a reverse repurchase agreement is outstanding, the Portfolios will maintain in a segregated custodial account an amount of cash, U.S. government securities or other liquid, high-quality debt securities at least equal in value to the repurchase price.  The Portfolios will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
A Portfolio’s or underlying ETF’s use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolio or the underlying ETF may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolio or the underlying ETF under the agreement, the Portfolio or the underlying ETF may have been better off had it not entered into the agreement. However, the Portfolios will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Portfolios’ Board.
Collateralized Mortgage Obligations
Collateralized mortgage obligations ("CMOs") are collateralized bonds that are general obligations of the issuer of the bonds. CMOs are not direct obligations of the U.S. government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMO. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of principal and interest are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.
FHLMC has introduced a CMO which is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.

Interest Only and Principal Only Mortgage-Backed Securities
Each Portfolio may also invest in a variety of more risky mortgage-backed securities, including Interest Only (“IO”) and Principal Only (“PO”) securities. IO instruments are entitled to receive only interest payments made on the underlying mortgages or mortgage-backed securities, while PO instruments are entitled to receive only principal payments made on the underlying mortgages or mortgage-backed securities.
IO instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of payments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. IO securities are subject to prepayment risk, which is the risk that payments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages.
PO instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of payments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster payments result in a higher rate of return when the face value of the security is paid back sooner than expected. PO securities are subject to extension risk, which is the risk that a rising interest rate environment will result in a slower rate of payments and will delay the final payment date.
Asset-Backed Securities
Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments, which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.
Municipal Securities
Municipal securities share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. These securities include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.
Leveraged Loans
Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Circumstances surrounding default in the payment of interest or principal on a loan may result in a reduction in the value of the loan and a potential decrease in the NAV. Although leveraged loans are generally secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Portfolio’s or underlying ETF’s access to the collateral may be limited by bankruptcy and, therefore, the Portfolio or underlying ETF could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.
There is no organized exchange on which loans are traded, and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, and the Portfolio or underlying ETF may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Many loans are not registered with the SEC or any state securities commission and are not often rated by any nationally recognized statistical rating organization (“NRSRO”). Generally there is less readily-available, reliable information about most loans than is the case for many other types of securities.
Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans are also subject to the risk of changes in legislation or state or federal regulations. Such legislation or regulations may impose additional requirements or restrictions on the ability of financial institutions to make loans and thereby reduce the availability of leveraged loans for investment.
Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries. From time to time, one or more of the factors described above may create volatility in the markets for debt instruments and decrease the liquidity of the loan market.
Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there is typically less public information available about a specific loan than there would be if the loan were registered or traded on exchange. Loans may also not be considered “securities,” and purchasers, such as the Portfolio, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower.
The Portfolio may come into possession of material non-public information about a borrower as a result of its ownership of a loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, the Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Portfolio’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Portfolio; (iv) impede the Portfolio’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Portfolio to adverse tax or regulatory consequences. The Portfolio’s transactions in loans may take longer than seven days to settle, which may affect the Portfolio’s process for meeting redemptions. The Portfolio may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
Securities With Equity And Debt Characteristics
Securities that have a combination of equity and debt characteristics may at times behave more like equity than debt or vice versa.  Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stock or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price.  These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, as well as changes in the credit quality of the issuer.
Illiquid Securities
Certain of the underlying ETFs may be able to invest in illiquid securities and such investments may be subject to certain limitations.  Each Portfolio may not purchase illiquid securities if more than 15% of the value of its net assets would be invested in such securities.  The Advisor will monitor the amount of illiquid securities in each Portfolio, under the supervision of the Portfolio’s Board, to ensure compliance with the Portfolio’s investment restrictions.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of the securities, and a Portfolio might be unable to sell restricted or other illiquid securities promptly or at reasonable prices.
Notwithstanding the above, the Portfolios and certain of the underlying ETFs may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act.  This rule permits certain qualified institutional buyers, such as the Portfolios and the underlying ETFs, to trade in privately placed securities even though such securities are not registered under the Securities Act.  If the Portfolio’s Board determines, based upon a continuing review of Rule 144A securities, that any such securities held by the Portfolio are liquid, they will not be subject to the 15% limit on illiquid investments.  The Portfolio’s Board has adopted guidelines as part of the Valuation Procedures and delegated to the Advisor the daily function of determining the liquidity of restricted securities.  The Board retains sufficient oversight and is ultimately responsible for the determinations.
Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Portfolio’s Board.
Options
The Portfolios may purchase put and call options and write covered call options and secured put options on securities, and may employ a variety of option combination strategies.  In addition, the Portfolios may write covered call options and secured put options on futures contracts.  Certain of the underlying ETFs may be able to purchase or write put or call options, although such activities may be subject to certain limitations.
The Portfolios may engage in such transactions only for hedging purposes, including implementation of the Portfolio’s volatility management strategy and hedging of the Portfolio’s cash position. The Portfolios may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date, and European-style options may be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.
The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price.  This difference, known as the option’s intrinsic value, determines whether an option is in-the-money, at-the-money or out-of-the-money at any point in time.  If there is an existing secondary market for an option, it can be closed out at any time by the Portfolio for a gain or a loss.  Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option.  Options that expire out-of-the-money are worthless resulting in a loss of the entire premium paid.
Other principal factors that affect the market value of an option include supply and demand, interest rates,  and the current market price and price volatility of the underlying security.
Purchasing Options.  The purchaser of an option will pay a premium (plus any commission).  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.
Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  Each Portfolio may only buy call options to implement the volatility management strategy, to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which a Portfolio intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  The Portfolios may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Portfolio.  The underlying ETFs, to the extent they purchase call options, may be subject to different limitations.
Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases.  However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  The Portfolios may purchase put options to implement the volatility management strategy, to protect portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  The underlying ETFs, to the extent they purchase put options, may be subject to different limitations.
Writing Options.   The Portfolios and certain of the underlying ETFs may write certain types of options.  Writing options means selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless).  Accordingly, the Portfolio may only write covered call options and secured put options, which mitigate these substantial risks.   A call option is deemed "covered" if the underlying fund owns the security.  A put option is deemed "secured" if the Portfolio has segregated cash or securities having an aggregate value equal to the total purchase price the Portfolio will have to pay if the put option is exercised.  The underlying ETFs, to the extent they write call or put options, may be subject to different limitations.
Call Options.   A Portfolio or underlying ETF that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security.  However, because the Portfolio or underlying ETF is obligated to sell that security at the exercise price, this strategy also limits the Portfolio's or underlying ETF’s ability to benefit from an increase in the price of the security above the exercise price.
Each Portfolio may write covered call options on securities.  This means that as long as the Portfolio is obligated as the writer of a call option, the Portfolio will own the underlying security.  The Portfolio may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the net asset value per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Portfolio to forgo future appreciation of the securities covered by the option. The Portfolio's turnover may increase through the exercise of a call option that it has written; this will generally occur if the market value of the underlying security increases and the Portfolio has not entered into a closing purchase transaction. When the Portfolio writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.
Put Options.    A Portfolio or underlying ETF that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Portfolio's or underlying ETF’s acquisition cost for that security.  A Portfolio or underlying ETF that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the Portfolio or underlying ETF with a partial buffer against a price increase, while providing the Portfolio or underlying ETF with an opportunity to acquire the security at the lower exercise price.  However, the Portfolio or underlying ETF remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price).  Accordingly, this strategy may result in unexpected losses if the option is exercised against the Portfolio or underlying ETF at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.
The Portfolios may only write secured put options, which require the Portfolio to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Portfolio will have to segregate additional assets.  When the Portfolio writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.
Exchange-Traded Options.   The Portfolios or underlying ETFs may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers.  Options exchanges may provide liquidity in the secondary market. There can be no assurance that a secondary market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the Portfolio or underlying ETF from closing an options position, which could impair the Portfolio’s or underlying ETF’s ability to hedge effectively. The inability to close out a written option position may have an adverse effect on the Portfolio’s or underlying ETF’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.

The information provided above under "Purchasing Options" and "Writing Options" is applicable to exchange-traded options.
Options on Futures Contracts.    The Portfolios may purchase put or call options, write secured put options or write covered call options on futures contracts that the Portfolios could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  The Portfolios may also enter into closing transactions with respect to such options to terminate an existing position.
Each Portfolio may only invest in options on futures contracts to implement the volatility management strategy or to hedge its portfolio securities or its available cash balance, and not for speculation or leverage purposes.
Certain of the underlying ETFs may be able to purchase put or call options on futures contracts, although such activities may be subject to certain limitations.
The information provided above under "Purchasing Options" and "Writing Options" is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.
Additional Risks of Options.  If the Portfolios or underlying ETFs take options positions to hedge against a decline in the market and the market later advances, the Portfolios or underlying ETFs may suffer a loss on the options that they would not have experienced if they had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the option may move more than or less than the price of the securities being hedged. Where the Portfolio or underlying ETF has taken options positions to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Portfolio or underlying ETF may decline. If this were to occur, the Portfolio or underlying ETF might lose money on the options and also experience a decline in the value of its portfolio securities.
The hours of trading for options on U.S. government securities may not correspond exactly to the hours of trading for the underlying securities. To the extent that the options markets close before the U.S. government securities markets close, significant movements in rates and prices may occur in the Government securities markets that cannot be reflected in the options markets.
The Portfolios can close out options on futures in the secondary market only on an exchange or board of trade or with an OTC market maker. Although the Portfolios intend to purchase or write only such options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option at any particular time. This might prevent a Portfolio from closing an option on a futures contract, which could require the Portfolio to make daily margin payments in the event of adverse price movements. If the Portfolio cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.
Derivatives
Derivatives generally involve various techniques to increase or decrease exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities for the purpose of adjusting the risk and return characteristics of a Portfolio or underlying ETF. Generally, each Portfolio can use these practices either as a substitute for alternative permissible investments or as protection against a move that has an adverse effect on the Portfolio's portfolio securities. The underlying ETFs may be subject to different limitations when investing in derivatives.  These techniques may increase the volatility of the Portfolios or underlying ETFs and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid, which can make it difficult to value them.  Derivatives may result in loss of principal.
Additional government regulation of derivative instruments may limit or prevent a Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio. For example, the Securities and Exchange Commission has proposed a new rule that, if adopted, may restrict a Portfolio’s ability to enter into derivative transactions and would change the manner in which the Portfolio segregates assets to cover derivatives transactions. The full extent and impact of the proposed rule are not fully known and may not be known for some time. The proposed rule also may make the management of a Portfolio more costly and less efficient and may require changes to the Portfolio’s investment strategies that may adversely affect the performance of the Portfolio or its ability to achieve its investment objectives.
Lending Portfolio Securities
Each Portfolio and certain underlying ETFs may lend portfolio securities to certain financial institutions and broker-dealers, provided the aggregate value of the securities loaned by a Portfolio or underlying ETF will not exceed 33 1/3% of its total assets.
Each such loan made by a Portfolio must be secured continuously in the form of cash or securities issued of guaranteed by the U.S. Government. Unless market practice otherwise permits, the collateral for each loan made by a Portfolio will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, is marked to market on a daily basis. A Portfolio that has made a loan must be able to terminate the loan upon notice at any time, subject to the normal settlement period for the applicable security. Each Portfolio will seek to exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including responsible investment matters.
The advantage of a securities loan is that the lender continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Portfolio’s or underlying ETF's investment objective, policies, and restrictions.
Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, each Portfolio will make loans of its portfolio securities only to those firms the Advisor and/or Subadvisor deem creditworthy and only on terms the Advisor and/or Subadvisor believe should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the applicable Portfolio or underlying ETF, which will recognize any gain or loss in the market value of the securities during the loan period. The applicable Portfolio or underlying ETF may pay reasonable custodial fees in connection with the loan.
Temporary Defensive Positions
For temporary defensive purposes – which may include a lack of adequate purchase candidates or an unfavorable market environment – the Portfolios may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements.  The Portfolios' investments in temporary defensive positions are generally not insured by the Federal Deposit Insurance Corporation, even though a bank may be the issuer.
The Portfolios may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" in "Supplemental Information on Investment Policies and Risks of The Portfolios and Underlying ETFs."
Certificates of Deposit
Each Portfolio and certain underlying ETFs may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Portfolio’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Portfolio may not be fully insured.
Bankers' Acceptances
Each Portfolio and certain underlying ETFs may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
Bank Time Deposits
Each Portfolio and certain underlying ETFs may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
Commercial Paper
Each Portfolio and certain underlying ETFs may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Portfolio or underlying ETF and a corporation. There is no secondary market for the notes. However, they are redeemable by a Portfolio or an underlying ETF at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Portfolio’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS OF NON-ETF INVESTMENTS MADE BY THE PORTFOLIOS
Futures Contracts
Each Portfolio may purchase and sell futures contracts in accordance with the principal investment strategies discussed in the prospectus for each Portfolio and under the supervision of the Advisor and the applicable Subadvisor.  These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations.
A financial futures contract is an agreement between two parties to buy and sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, stock, commercial paper and bank certificates of deposit or the cash value of a financial instrument or index at a specified future date at a price agreed upon when the contract is made. The value of a unit of a stock index future is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.
Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a Portfolio is required to deposit an initial margin with the custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its future commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying financial instrument fluctuates.  Because the value of an index future depends primarily on the value of the applicable underlying index, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because an underlying ETF may not be invested in precisely the same proportion as its respective index (such as the S&P 500 or S&P MidCap 400), it is likely that the price changes of a Portfolio's index futures positions will not exactly correspond to the price changes of the Portfolio's investments in the related underlying ETF.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodity Futures Trading Commission ("CFTC"). Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts.  The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.
Regulatory Limitations. The Advisor to the Portfolios has claimed an exclusion from the CFTC’s definition of “commodity pool operator.” Under the relevant CFTC rule, the Advisor can claim an exclusion with respect to a Portfolio if the Portfolio, among other things, limits its use of certain derivatives, such as futures, certain options, and swaps.  Under the rule, if a fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). If a Portfolio’s use of futures contracts does not comply with these limits, then the Advisor and/or the Subadvisor would be subject to registration (if not already registered) and regulation in its capacity as the Portfolio’s commodity pool operator or commodity trading adviser, respectively, and the Portfolio would be subject to regulation under the Commodity Exchange Act. A Portfolio may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
The Portfolios generally intend to engage in transactions in futures contracts and options thereon only for hedging, risk management, volatility management and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities.
In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by a Portfolio, an amount of cash, U.S. Government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the Portfolios' custodian to cover the position, or alternative cover will be employed, thereby ensuring that the use of such futures contracts and options is unleveraged.

Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies, national and international policies, and economic events.
Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to a Portfolio. For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract an amount of cash, U.S. Government securities or other liquid securities equal in value to the current notional value of the underlying instrument less the margin deposit.
Liquidity. A Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. A Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. A Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.
Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although a Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the ETFs and/or other securities held by a Portfolio (“Portfolio Investments”), the Portfolio would continue to hold such Portfolio Investments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the Portfolio Investments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the Portfolio Investments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.
Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Portfolios of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the Portfolio Investments that are the subject of the hedge. The Advisor or applicable Subadvisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio Investments that are the subject of the hedge.
Successful use of futures contracts by the Portfolios for hedging purposes is also subject to the Advisor's and/or Subadvisor's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or Portfolio Investments on which the futures are written might advance and the value of the Portfolio Investments might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its Portfolio Investments. However, while this might occur to a certain degree, the Advisor and Subadvisor believe that over time the value of Portfolio Investments will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the Portfolio Investments that are the subject of the hedge. It is also possible that if a Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the Portfolio Investments) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those Portfolio Investments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it might have to sell Portfolio Investments to meet daily variation margin requirements. Such sales of Portfolio Investments might be, but would not necessarily be, at increased prices

(which would reflect the rising market). A Portfolio might have to sell Portfolio Investments at a time when it would be disadvantageous to do so.
In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the Portfolio Investments being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the Portfolio Investments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the Portfolio Investments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the Portfolio Investments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Advisor or Subadvisor might not result in a successful hedging transaction over a short time period.

ADDITIONAL RISK DISCLOSURE
Financial Markets Risk
Over the past several years, the U.S. and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Portfolios may invest. While certain recent economic indicators have shown modest improvements in the capital markets, these indicators could worsen. During periods of extreme market volatility, prices of securities held by the Portfolios may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Portfolios could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.
Reduced liquidity in credit and fixed-income markets may continue to negatively impact issuers worldwide. Illiquidity in these markets may reduce the amount of credit available to purchasers of raw materials, goods, and services, which may, in turn, place downward pressure on the prices of economic staples. It may also result in issuers facing increased difficulty obtaining financing and, ultimately, a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolios.  The Advisor and each Subadvisor generally will take these and other economic conditions into consideration when making investment decisions for a Portfolio and will seek to manage the Portfolio in a manner consistent with achieving that Portfolio’s investment objective, but there can be no assurance that the Advisor or Subadvisor will be successful in doing so.
The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although high debt levels are not necessarily indicators or causes of economic problems, they may create certain systemic risks if sound debt management practices are not implemented. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. Among other reasons for the downgrade, S&P cited controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility. The downgrade may also adversely affect the market prices and yields of securities backed by the U.S.
In light of these and other conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration, and regulators have increased their focus on the regulation of the financial services industry. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios are regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective.
Fixed-income markets have recently experienced a period of relatively high volatility. Amid an improving economy and the cessation of the U.S. Federal Reserve's quantitative easing program, the Portfolios may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. U.S. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Portfolios’ investments, which could cause the value of a Portfolio’s investments and the Portfolio’s share price to decline or create difficulties for the Portfolio in disposing of investments.  A Portfolio that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Portfolio that does not invest in derivatives. If rising interest rates cause a Portfolio to lose enough value, the Portfolio could also face increased shareholder redemptions, which could force the Portfolio to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. To the extent a Portfolio experiences high redemptions because of these policy changes, a Portfolio may experience increased portfolio turnover, which will increase the costs that a Portfolio incurs and lower a Portfolio’s performance.
Cybersecurity Risk
The Portfolios and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Portfolios or their investment advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Portfolios’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolios to regulatory fines or financial losses and/or cause reputational damage. The Portfolios may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Portfolios may invest, which could result in material adverse consequences for such issuers and may cause the Portfolios’ investment in such companies to lose value.

INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
Each Portfolio has adopted the following fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio as defined under the 1940 Act.

(1)
The Portfolio may not concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby). This restriction shall not apply to investments in securities of other investment companies.

(2)
The Portfolio may not issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed).

(3)
The Portfolio may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter.

(4)
The Portfolio may not invest directly in commodities or real estate, although the Portfolio may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate, or real estate mortgages.

(5)
The Portfolio may not lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of the Portfolio’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under the interpretation of the Securities and Exchange Commission ("SEC") staff, "concentrate" means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.
Each Portfolio may invest up to 10% of its net assets in reverse repurchase agreements.
Under current law each Portfolio may underwrite securities only in compliance with the conditions of sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Portfolio may underwrite securities to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act in selling a portfolio security.
Nonfundamental Investment Restrictions
The Board has adopted the following nonfundamental investment restrictions for each Portfolio. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1)	The Portfolio will, under normal circumstances, invest at least 80% of its assets, including borrowings for investment purposes, in exchange-traded funds (“ETFs”).

(2)	The Portfolio will not make any purchases of securities if borrowing exceeds 5% of total assets of the Portfolio.

(3)
The Portfolio may not purchase illiquid securities if more than 15% of the value of the Portfolio’s net assets would be invested in such securities. The Portfolio may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.

(4)	The Portfolio may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

(5)
With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Portfolio may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Portfolio's total assets.

(6)	The Portfolio may not purchase or retain securities issued by companies for the purpose of exercising control.
Except for the liquidity and borrowing restrictions, any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

DIVIDENDS, DISTRIBUTIONS, AND TAXES
Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If for any reason a Portfolio should fail to qualify, it would be taxed as a corporation at the Portfolio level, rather than passing through its income and gains to shareholders.
Any distributions of a Portfolio’s net investment income or realized net capital gains are normally paid once a year. However, the Portfolios do not intend to make distributions from realized net capital gains unless available capital loss carryforwards, if any, have been used.
Capital loss carryforwards as of December 31, 2015 were as follows:

Moderate	$0
Moderate Growth	$292,524
Growth	$1,509,875
Since the shareholders of the Portfolios are Insurance Companies, this SAI does not contain a discussion of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of annuity or life insurance policies, see the prospectus for the policies.

NET ASSET VALUE
Shares of each Portfolio are issued and redeemed at the NAV per share of the Portfolio. Each Portfolio’s NAV per share is determined by dividing that Portfolio’s total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding. Expenses are accrued daily, including the investment advisory fee. The NAVs of each Portfolio fluctuate based on the respective market value of the Portfolio’s investments. The NAV per share of each Portfolio is determined as of the close of each business day, which generally coincides with the closing of the regular session of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m. Eastern Time, the Portfolio's NAV generally will still be determined as of the close of regular trading on the NYSE. The Portfolios do not determine NAV on certain national holidays or other days on which the NYSE is closed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
In calculating NAV, the Portfolio follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date. This practice is known as “trade date plus one” or “T + 1 accounting”. Thus, changes in holdings of portfolio securities are reflected in the first calculation of NAV on the first business day following trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on trade date.

CALCULATION OF TOTAL RETURN
The Portfolios may each advertise “total return.” Total return differs from yield in that yield figures measure only the income component of a Portfolio’s investments, while total return includes not only the effect of income dividends but also any change in NAV, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return is computed according to the following formula:
P(1 + T)n = ERV
where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and     ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10-year periods at the end of such periods (or portions thereof if applicable). Total return is historical in nature and is not intended to indicate future performance.
Information on the annual returns and the long-term performance for each Portfolio is provided in the Portfolio’s Prospectus.
Total return, like NAV per share, fluctuates in response to changes in market conditions. Total return for any particular time period should not be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES
Purchases and redemption of Portfolio shares are effected only through the separate accounts of Insurance Companies.  The Portfolio will be deemed to have received a purchase or redemption order when the applicable Insurance Company receives the order in good order. The customer orders will be priced at the Portfolio’s NAV next computed after they are received by the Insurance Company.
The Portfolios have no arrangement with any person to permit frequent purchases and redemptions of Portfolio shares.
Each Portfolio has filed a notice of election with the SEC pursuant to Rule 18f-1 under the 1940 Act. The notice states that the Portfolio may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the NAV of the Portfolio, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). The notice of election is irrevocable while Rule 18f-1 is in effect unless the SEC permits the withdrawal of such notice.
See the Prospectuses for additional details on purchases and redemptions.

DIRECTORS AND OFFICERS
The Board of Directors supervises each Portfolio’s activities and reviews its contracts with companies that provide it with services. Business information about the Directors and Officers as well as information regarding the experience, qualifications, attributes and skills of the Directors is provided below. Independent Directors refers to those Directors who are not “interested persons” as that term is defined in the 1940 Act and the rules thereunder.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During Last 5 Years
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director	2008	Of counsel to firm of Schiller & Pittenger, P.C.	13	• None
ALICE GRESHAM BULLOCK AGE: 65	Director	2008	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	• None
M. CHARITO KRUVANT AGE: 70	Director	2008	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During Last 5 Years
CYNTHIA MILLIGAN AGE: 70	Director	2008	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is the former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo & Company (banking and financial services) - NYSE
•
Wells Fargo Bank N.A. (since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	2008	Retired executive.	13
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Senior Vice President	2008	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

JOHN H. STREUR* AGE: 56	Director, Chairperson & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management) (through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*
Mr. Lester is an interested person of the Funds since he is an Officer of the parent company of the Fund’s Advisor. Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, Esq. AGE: 37	Assistant Vice President and Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH AGE: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

ERICA LASDON AGE: 45	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011-2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of March 31, 2016, Trustees and Officers of each Portfolio  as a group own less than 1% of the Fund’s outstanding shares.
Additional Information about the Directors
The Board of Directors believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board of Directors believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Subadvisors, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Directors, support this conclusion.  The Board of Directors has also considered the contributions that each Director can make to the Board and the Portfolios.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Director:  Mr. Blatz, legal experience; Ms. Gresham Bullock, academic leadership experience, legal experience and experience as a board member of various organizations; Ms. Kruvant, experience as a chief executive officer of a private company and experience as a board member of various organizations; Ms. Milligan, academic leadership experience, experience as a chief executive officer of a private company, and experience as a board member of various organizations; Mr. Pugh, experience as a business executive and experience as a board member of a bank; Mr. Lester, experience as a chief executive officer of an investment management firm; and Mr. Streur, leadership roles within the Advisor and certain of its affiliates, and experience building and managing investment management firms. References to the experience, qualifications, attributes and/or skills of the Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Director or on the Board by reason thereof.
Board Structure
The Board of Directors is responsible for overseeing the management and operations of the Fund and the Portfolios.  The Board consists of five Independent Directors and two Directors who are interested persons of the Fund.  Mr. Streur, who is an interested person of the Fund, serves as Chairperson of the Board.
The Board of Directors has two standing committees:  the Governance Committee and the Audit Committee.  Each of the Governance and Audit Committees is chaired by an Independent Director and composed of all of the Independent Directors.  Although the Board has not designated a lead independent director, the Chair of the Governance Committee acts as a liaison between Fund management and the Independent Directors.  In addition, the Chairs of the Governance Committee and Audit Committee work with Fund management in formulating agendas for Board and Committee meetings.
Through the Governance and Audit Committees, the Independent Directors consider and address important matters involving the Portfolios, including those presenting conflicts or potential conflicts of interest for Fund management.  The Independent Directors also regularly meet outside the presence of Fund management and are advised by independent legal counsel.  The Board of Directors has determined that its committees help ensure that the Portfolios have effective and independent governance and oversight.  The Board of Directors has also determined that its leadership structure is appropriate given the Advisor’s sponsorship of the Portfolios, that investors have selected the Advisor to provide overall management to the Portfolios, and the Chairperson’s senior leadership role within the Advisor and an affiliated insurance company through which shares of the Portfolios may be offered.  The Board of Directors also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.
The Governance Committee addresses matters of fund governance, including policies on Director compensation and on Board and Committee structure and responsibilities; the functions of the Governance Committee of the Board also include those of a Nominating Committee, e.g., handling initiation and consideration of nominations for the appointment or election of independent Directors of the Board.  These matters were addressed in meetings held four times in the past fiscal year. The current members of this Committee are Mmes. Gresham Bullock, Milligan and Kruvant and Messrs. Blatz and Pugh, each an Independent Director.
The Audit Committee approves and recommends to the Board independent public accountants to conduct the annual audit of the Fund's financial statements; reviews with the independent public accountants the outline, scope, and results of the annual audit; and reviews the performance and fees charged by the independent public accountants for professional services.  In addition, the Audit Committee meets with the Fund's independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control.  It met six times in the past fiscal year. The current members of this Committee are Mmes. Gresham Bullock, Milligan and Kruvant and Messrs. Blatz and Pugh, each an Independent Director.
The Board of Directors of the Fund has retained Broadridge to provide the Board with an independent analysis of investment performance and expenses for each Portfolio, in connection with the Board’s annual consideration of the renewal of the Fund’s investment advisory, subadvisory, and underwriting agreements, as required by Section 15(c) of the 1940 Act.
Board Oversight of Risk
An integral part of the Board’s overall responsibility for overseeing the management and operations of the Portfolios is the Board’s oversight of the risk management of the Portfolios’ investment programs and business affairs.  The Portfolios are subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Portfolios, the Advisor, the Subadvisors and other service providers to the Portfolios have implemented various processes, procedures and controls to identify risks to the Portfolios, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.
The Board of Directors exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Portfolios, the Board of Directors requires management of the Advisor and the Fund, including the Fund’s Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the Audit Committee receive regular reports from the Fund’s independent public accountants on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Directors meet with the Fund’s CCO, including outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Fund’s CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers.  The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Portfolios, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Portfolios’ securities.  The Board also receives reports from the Fund’s primary service providers, including the Subadvisors, regarding their operations as they relate to the Portfolios.
Directors’ Ownership of Portfolio Shares
The Directors owned shares in the Portfolios and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2015:

Name of Director	Dollar Range of Equity Securities in each Portfolio	Aggregate Dollar Range of Equity Securities In All Registered Investment companies Overseen By Directors in Calvert Family of Funds
Independent Directors
Frank H. Blatz Jr., Esq.	None	None
Alice Gresham Bullock	None	None
M. Charito Kruvant	None	$50,001-$100,000
Cynthia Milligan	None	None
Arthur J. Pugh	None	None
Interested Directors
William Lester	None	None
John H. Streur	None	>$100,000
Directors’ Compensation
Director Compensation Table
Calvert Variable Products, Inc.
The following table (unaudited numbers) sets forth information describing the compensation of each Director for his/her services to the Fund for each Portfolio’s most recent fiscal year ended December 31, 2015 and to all of the portfolios in the Fund Complex. Each Portfolio is responsible for a proportionate share of these payments incurred after it commences operations.

Name of Person, Position	Aggregate Compensation From Fund (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid to Directors***
Frank H. Blatz, Jr., Esq.**, (Director)	$52,352	$26,176	$65,000
Alice Gresham Bullock, (Director)	$56,379	$0	$107,500
M. Charito Kruvant**, (Director)	$53,562	$0	$183,500
Cynthia Milligan**, (Director)	$52,352	$0	$100,000
Arthur J. Pugh**, (Director)	$56,379	$14,095	$70,000
William Lester*, (Director & President)	$0	$0	$0
John H. Streur*, (Director & Chairperson)	$0	$0	$0

*
Mr. Lester is an interested person of the Fund since he is a Director of the parent company of the Advisor. Mr. Streur is an interested person of the Fund since he is an Officer and Director of the Advisor and certain affiliates.

**
Mses. Kruvant and Milligan and Messrs. Blatz and Pugh have chosen to defer a portion of their compensation. As of December 31, 2015, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $727,154; $426,090; $1,524,123; and $702,931, respectively.

***	As of December 31, 2015, the Fund Complex consisted of forty-two (42) Funds.
Directors of each Portfolio not employed by the Fund’s Advisor or its affiliates may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Directors Deferred Compensation Plan. Management believes this will have a negligible effect on each Portfolio’s assets, liabilities, net assets, and net income per share.

INVESTMENT ADVISOR AND SUBADVISORS
The Fund’s Investment Advisor is Calvert Investment Management, Inc. ("Calvert" or the "Advisor"), a subsidiary of Calvert Investments, Inc., which is a subsidiary of Ameritas Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Portfolios, the Advisor provides investment advice to the Portfolios and oversees the day-to-day operations, subject to the supervision and direction of the Board of Directors. The Advisor provides the Portfolios with investment supervision and management, and office space; furnishes executive and other personnel to the Portfolios; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates. The Portfolios pay all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Directors, executive officers and employees of the Fund, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy materials to shareholders; shareholder meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
Under the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, of 0.42% of Calvert VP Volatility Managed Moderate Portfolio’s average daily net assets; 0.42% of Calvert VP Volatility Managed Moderate Growth Portfolio’s average daily net assets; and, 0.42% of Calvert VP Volatility Managed Growth Portfolio’s average daily net assets.
The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Portfolio for expenses; and (iii) pay broker/dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees or reimburse expenses of the Portfolio, except as noted in the Portfolio’s Prospectus.
The advisory fees paid to the Advisor by the Portfolios since inception were as follows:

	2013*	2014	2015
Moderate	$14,496	$241,910	$409,132
Moderate Growth	$21,396	$97,363	$216,021
Growth	$34,319	$230,522	$436,166
* Each Portfolio commenced operations on April 30, 2013.
Subadvisors
Ameritas Investment Partners, Inc. (“AIP”), 390 Cotner Blvd., Lincoln, NE 68505, is a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company. AIP serves as subadvisor for the Calvert VP Volatility Managed Moderate Portfolio,  Calvert VP Volatility Managed Moderate Growth Portfolio, and the Calvert VP Volatility Managed Growth Portfolio. For each Portfolio, AIP receives a subadvisory fee, payable monthly by the Advisor, of 50% of the balance of the advisory fee (less reimbursements, and less platform fees*), based on the current value of net assets for the respective Portfolio.
Milliman Financial Risk Management LLC (“Milliman”), 71 S. Wacker Dr., 31st Floor, Chicago, IL 60606, is the investment subadvisor for the Calvert VP Volatility Managed Moderate Portfolio,  Calvert VP Volatility Managed Moderate Growth Portfolio, and the Calvert VP Volatility Managed Growth Portfolio.  The Advisor will pay Milliman a monthly fee computed on a daily basis, at an annual rate, equal to: 0.20% of the Portfolio’s daily net assets.
The Advisor and the Fund have received an exemptive order to permit it and the Advisor to enter into and materially amend the respective Investment Subadvisory Agreement (entered into with any subadvisor that is not an “affiliated person,” as defined in Section 2(a)(3) of the 1940 Act) without shareholder approval.** Within 90 days of the hiring of any Subadvisor or the implementation of any material change in an Investment Subadvisory Agreement with an unaffiliated Subadvisor, the affected Portfolio will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any material change to the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

*	Platform fees are those non-sales related revenue sharing fees, which may include service and recordkeeping fees, generated by a Portfolio’s participation on third party investment platforms.

**	For purposes of this discussion, AIP is considered to be an “affiliated person."

PORTFOLIO MANAGER DISCLOSURE
Additional information about each Portfolio’s portfolio manager, identified in the Prospectus of the Portfolio, is provided below.

A.	Other Accounts Managed by Portfolio Manager of the Portfolios
The following portfolio managers of the Portfolios are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below.  This information includes accounts managed by any group that includes the identified portfolio manager.  The "Other Accounts" category includes accounts managed in the portfolio manager’s personal as well as professional capacities.
Calvert VP Volatility Managed Moderate Portfolio
AIP
Kevin L. Keene, CFA

Accounts Managed (not including Calvert VP Volatility Managed Moderate Portfolio) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	2
Total Assets in Other Accounts Managed	$992,034,261	$0	$1,820,960,977
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Milliman
Adam Schenck, CFA, FRM

Accounts Managed (not including Calvert VP Volatility Managed Moderate Portfolio) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	32	3	$0
Total Assets in Other Accounts Managed	$19,655,904,682	$391,447,758	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Blake Graves, FRM

Accounts Managed (not including Calvert VP Volatility Managed Moderate Portfolio) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	0	0
Total Assets in Other Accounts Managed	$348,490,661	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert VP Volatility Managed Moderate Growth Portfolio
AIP
Kevin L. Keene, CFA

Accounts Managed (not including Calvert VP Volatility Managed Moderate Growth Portfolio) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	2
Total Assets in Other Accounts Managed	$1,024,103,914	$0	$1,820,960,977
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Milliman
Adam Schenck, CFA, FRM

Accounts Managed (not including Calvert VP Volatility Managed Moderate Growth Portfolio) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	32	3	0
Total Assets in Other Accounts Managed	$19,687,992,975	$391,447,758	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Blake Graves, FRM

Accounts Managed (not including Calvert VP Volatility Managed Moderate Growth Portfolio) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	0	0
Total Assets in Other Accounts Managed	$380,578,954	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert VP Volatility Managed Growth Portfolio
AIP
Kevin L. Keene, CFA

Accounts Managed (not including Calvert VP Volatility Managed Growth Portfolio) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	2
Total Assets in Other Accounts Managed	$975,320,722	$0	$1,820,960,977
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Milliman
Adam Schenck, CFA, FRM

Accounts Managed (not including Calvert VP Volatility Managed Growth Portfolio) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	32	3	0
Total Assets in Other Accounts Managed	$19,639,185,992	$391,447,758	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Blake Graves, FRM

Accounts Managed (not including Calvert VP Volatility Managed Growth Portfolio) as of December 31, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	0	0
Total Assets in Other Accounts Managed	$331,771,971	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

B.	Potential Conflicts of Interest in Managing the Portfolios and Other Accounts
The following describes material conflicts of interest, which may potentially arise in connection with the management of a Portfolio’s investments by a portfolio manager and that individual’s simultaneous management of the investments of any other accounts listed in this SAI.  See “Other Accounts Managed by Portfolio Managers of the Portfolios” above.
Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio, and Calvert VP Volatility Managed Growth Portfolio
AIP:
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolio on one hand, and the management of other registered investment companies and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same indexes the Portfolio tracks or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.
A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.
A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. AIP has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Milliman:
Milliman has not identified any material conflicts between the Portfolios and other accounts managed by Milliman and its portfolio managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Portfolios and other accounts because the portfolio managers manage other accounts. The management of the Portfolios and other accounts may result in unequal time and attention being devoted to the Portfolios and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Portfolios, whereby the portfolio managers could favor one account over another. Further, a potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Portfolios’ trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Portfolios. These potential conflicts of interest could create the appearance that the portfolio managers are favoring one investment vehicle over another.

C.	Compensation of Portfolio Manager of the Portfolios
Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each portfolio manager from a Portfolio, the Advisor and/or Subadvisor of the Portfolio, or any other sources with respect to management of the Portfolio, and (2) the cash and non-cash compensation received by the portfolio manager from any other accounts listed in this SAI. See “Other Accounts Managed by Portfolio Managers of the Portfolios” above.
AIP:

Compensation with Respect to Management of the Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio, and Calvert VP Volatility Managed Growth Portfolio
and Other Accounts as of December 31, 2015

Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	AIP	The base salary is a fixed amount based on industry market compensation surveys.
Bonus	AIP
The annual bonus is calculated as a percentage of base salary and on various criteria, including annual profitability compared to its budget, assets under management, personal performance criteria and specific performance measures (such as pre-tax total return, peer rankings, etc.) calculated on a dollar-weighted average basis among accounts with the same investment objectives.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
Milliman:

Compensation with Respect to Management of the Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio, and Calvert VP Volatility Managed Growth Portfolio
and Other Accounts as of December 31, 2015

Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Milliman	Portfolio managers are paid competitive salaries by Milliman.
Bonus	Milliman
Portfolio managers may receive bonuses based on qualitative considerations, such as an individual's contribution to the organization, and performance reviews in relation to job responsibilities. Bonuses paid to the portfolio managers are also based in part on the profitability of the investment adviser.

Deferred Compensation	Milliman	Investment professionals may participate in profit-sharing plans.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
D. Securities Ownership of the Portfolio Manager of the Portfolios
With respect to each Portfolio Manager identified in the applicable Prospectus, the following information sets forth the Portfolio Manager’s beneficial ownership of securities as of December 31, 2015 in the Portfolio managed by that individual. (Specified ranges: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Portfolio	Firm	Name of Portfolio Manager	Fund Ownership
Calvert VP Volatility Managed Moderate Portfolio	AIP	Kevin L. Keene, CFA	None
	Milliman	Adam Schenck, CFA, FRM	None
	Milliman	Blake Graves, FRM	None
Calvert VP Volatility Managed Moderate Growth Portfolio	AIP	Kevin L. Keene, CFA	None
	Milliman	Adam Schenck, CFA, FRM	None
	Milliman	Blake Graves, FRM	None
Calvert VP Volatility Managed Growth Portfolio	AIP	Kevin L. Keene, CFA	None
	Milliman	Adam Schenck, CFA, FRM	None
	Milliman	Blake Graves, FRM	None

ADMINISTRATIVE SERVICES AGENT
Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of the Portfolios’ affairs, including the preparation of regulatory filings and shareholder reports. Prior to May 1, 2016, for providing such services, CIAS received an annual administrative fee payable monthly equal to 0.10% of each Portfolio’s average daily net assets.
Effective May 1, 2016, the administrative fee for each Portfolio is 0.12% (as a percentage of average daily net assets) payable monthly. CIAS has agreed to contractually waive 0.02% (2 basis points) of the administrative fee for each Portfolio through April 30, 2018.
The administrative fees paid to CIAS by the Portfolios since inception were as follows:

	2013*	2014	2015
Moderate	$3,452	$57,598	$97,412
Moderate Growth	$5,094	$23,181	$51,434
Growth	$8,171	$54,886	$103,849
*Each Portfolio commenced operations on April 30, 2013.

METHOD OF DISTRIBUTION
Calvert Investment Distributors, Inc. (“CID”) is the principal underwriter and distributor for the Fund. CID is an affiliate of the Advisor. Under the terms of its underwriting agreement with the Fund, CID markets and distributes the Portfolios' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.
Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan (the "Plan"), which permits the Fund to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class F shares may not exceed, on an annual basis, 0.25% of each Portfolio’s Class F average daily net assets. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Portfolio shareholders, compensation to broker/dealers, underwriters, and salespersons.
The Fund's Plan was approved by the Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plans. The selection and nomination of the Directors who are not interested persons of the Fund is committed to the discretion of such Independent Directors. In establishing the Plan, the Directors considered various factors, including the anticipated amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plan will benefit the Portfolios and their shareholders, including through economies of scale that may be realized at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.
The Plan may be terminated by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the Plan, or by vote of a majority of the outstanding shares of the affected class of each Portfolio. Any change in the Plan that would materially increase the distribution cost to a Portfolio requires approval of the shareholders of the affected class; otherwise, the Plan may be amended by the Directors, including a majority of the Independent Directors as described above. The Plan will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Directors who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and (ii) the vote of a majority of the entire Board of Directors.

Distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Fund as part of the annual operating expenses). CID is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Portfolio shares, and (ii) any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between CID and the broker-dealers. The Advisor, CID and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Portfolios. The Advisor, CID and/or their affiliates have agreed to pay certain firms compensation based on sales of Portfolio shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Portfolio shares, above the usual sales charges, distribution and service fees.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program.  This list may be changed from time to time. As of March 31, 2016, the Advisor, CID and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Ameritas Life Insurance Corp., Charles Schwab & Co., Inc., CUSO, First Ameritas Life Insurance Corp., LPL Financial Services, Merrill Lynch, Morgan Stanley, Pershing, Raymond James, Thrivent Financial, UBS Financial Services and Wells Fargo Advisors.  Where payments are being made to a broker/dealer to encourage sales of Portfolio shares, the broker/dealer has an incentive to recommend Portfolio shares to its customers. Neither the Advisor nor any Subadvisor uses Portfolio brokerage to compensate broker/dealers for the sale of Portfolio shares.
The Fund has entered into an agreement with CID as principal underwriter. CID makes a continuous offering of the Portfolios' securities on a "best efforts" basis. Under the terms of the agreement, CID is entitled to receive a distribution fee and a service fee from each Portfolio based on the average daily net assets of the Portfolio's respective classes. These fees are paid pursuant to the Portfolios' Plans.
Total Plan Expenses paid to the Distributor by the Portfolios for the fiscal year ended December 31, 2015 were as follows:

Class F
Moderate	$243,531
Moderate Growth	$128,584
Growth	$259,623
For the fiscal year ended December 31, 2015, the Portfolios' Plan expenses were spent for the following purposes:

Class F	Moderate	Moderate Growth	Growth
Compensation to broker/dealers	$243,531	$128,584	$259,623
Compensation to sales personnel	$0	$0	$0
Advertising	$0	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$0	$0
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

TRANSFER AND SHAREHOLDER SERVICING AGENTS
Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N. A., has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Portfolio shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
Calvert Investment Services, Inc. (“CIS”), a subsidiary of the Advisor, has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.
For these services, BFDS receives a fee based on the number of shareholder accounts and shareholder transactions, while CIS receives a fee of 0.75 basis points or 0.0075% as a percentage of average daily net assets. CIS may contract with subagents, at the Fund’s expense, to provide recordkeeping and sub-accounting services to the Portfolios.
The following chart shows the shareholder servicing fees paid to CIS by the Portfolios since inception:

	2013*	2014	2015
Moderate	$286	$2,160	$7,306
Moderate Growth	$408	$1,369	$3,858
Growth	$506	$3,013	$7,789
*Each Portfolio commenced operations on April 30, 2013.

PORTFOLIO TRANSACTIONS
The Portfolio’s Advisor and Subadvisors place orders with broker-dealers for the Portfolios’ portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Fixed income securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.
Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Portfolios' Advisor and Subadvisors make investment decisions and select brokers and dealers under the direction and supervision of the Board of Directors.
Broker/dealers who execute portfolio transactions on behalf of the Portfolios are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor's or Subadvisor's obligation to seek best execution. The Portfolios have adopted a policy that prohibits the Advisor and the Subadvisors from using Portfolio brokerage to compensate broker/dealers for promotion or sale of Portfolio shares.  Since inception, total brokerage commissions paid were as follows:*

	2013**	2014	2015
Moderate	$2,060	$19,252	$7,418
Moderate Growth	$2,944	$8,448	$7,475
Growth	$5,769	$18,025	$10,913
* Brokerage commissions data provided prior to fiscal year 2015 include commissions charged for effecting derivatives transactions, such as futures trading.
** Each Portfolio commenced operations on April 30, 2013.
The decrease in brokerage commissions in 2015 for each of Moderate and Growth was related to a portfolio manager change in 2014 that resulted in lower transaction volume the following year.
The Portfolios have not paid brokerage commissions to any affiliated persons since inception.
The Portfolios' Advisor and Subadvisors select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisors of the Portfolios. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.
If, in the judgment of the Advisor or Subadvisor, the Portfolios or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Portfolios as well as other Calvert funds and managed accounts.
For the fiscal year ended December 31, 2015, the Advisor and/or Subadvisors allocated brokerage commissions for soft dollar research services in the following amounts:

	Amount of Transactions	Related Commissions
Moderate	$23,772,373	$4,838
Moderate Growth	$17,483,392	$3,505
Growth	$39,839,280	$6,262
For the same period, the Advisor and/or Subadvisors received no soft-dollar credits for new issue fixed income designations.
As of December 31, 2015, the Portfolios did not hold securities of their "regular broker-dealers" (as defined in the 1940 Act) or of the parents of those broker-dealers.
The portfolio turnover rates for the last two fiscal years were as follows:

	2014	2015
Moderate	36%	21%
Moderate Growth	46%	16%
Growth	30%	17%
The decrease in portfolio turnover in 2015 for each of Moderate Growth and Growth was related to a portfolio manager change in 2014 that resulted in lower transaction volume the following year.

PORTFOLIO HOLDINGS DISCLOSURE
The Portfolios have adopted a Portfolio Holdings Disclosure Policy (“Disclosure Policy”) that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Portfolio’s portfolio holdings.
Publicly Available Portfolio Holdings
Information regarding a Portfolio’s portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on http://www.calvert.com/strategies/strategies-by-product/variable-portfolios. This information may be a Portfolio’s complete portfolio holdings, such as those disclosed in its Semi-Annual or Annual Reports and filed with the Commission on Form N-CSR, or in its quarterly holding reports filed with the SEC on Form N-Q after the Portfolio’s first and third quarters. A Portfolio’s portfolio holdings are available on the www.calvert.com website 10 business days after each month-end (quarter-end for fixed income funds). From time to time, a Portfolio may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Portfolio’s publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.
Non-Public Portfolio Holdings
The Portfolios’ Disclosure Policy, as described generally below, allows the disclosure of a Portfolio’s non-public portfolio holdings for the Portfolio’s legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients.  Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.
Subject to approval from the Legal Department of Calvert Investments, Inc., a representative from the Administrator may provide a Portfolio’s non-public portfolio holdings to a recognized rating and ranking organization, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.
A service provider or other third party that receives information about a Portfolio’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Portfolio (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Portfolio and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.
A Portfolio’s partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Portfolios and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to authorized individual in the Legal Department of Calvert Investments, Inc. (“Authorized Individual”); (2) the Authorized Individual determines that the Portfolio has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; and (3) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the

Authorized Individual considers the recipient’s need for the relevant holdings information, whether the disclosure will benefit the Portfolio, or, at a minimum, not harm the Portfolio, and what conflicts may result from such disclosures.
Under the Disclosure Policy, neither a Portfolio, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Portfolio’s non-public portfolio holdings. The Disclosure Policy is subject to annual review by each Fund’s Board of Directors.  Each Fund’s Board of Directors shall also receive annual reports from Fund management on those entities to whom such disclosure has been made.
Ongoing Arrangements
The following is a list of those entities to whom information about the Funds’ non-public portfolio securities is made available and the frequency at which the information is provided, including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a written confidentiality agreement, which may include provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided
Barclays Capital	Portfolio Holdings	Daily
Barra	Portfolio Holdings	Daily
Bloomberg	Portfolio Holdings	Daily
Charles River Systems	Portfolio Holdings	Daily
FactSet	Portfolio Holdings	Daily
HC Asset Management	Portfolio Holdings	Quarterly
Institutional Shareholder Services	Portfolio Holdings	Quarterly
KPMG LLP	Portfolio Holdings	Annually
Morningstar	Portfolio Holdings	Monthly
State Street Bank and Trust	Portfolio Holdings	Daily
Thomson Reuters/Lipper	Portfolio Holdings	Monthly

PERSONAL SECURITIES TRANSACTIONS
The Fund, the Advisor and Subadvisors, as applicable, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards of the Advisor as defined in the rule when dealing with the public. The Code of Ethics permits associated persons of the Fund, the Advisor and Subadvisors, as applicable, and principal underwriter, to invest in securities that may be purchased or held by the Portfolios. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material nonpublic information.

PROXY VOTING DISCLOSURE
Please refer to Appendix A of this SAI for the Global Proxy Voting Guidelines For Calvert Family of Funds. The Guidelines include the policies and procedures that the Portfolios use in determining how to vote proxies relating to Portfolio securities other than the securities of investment companies acquired by a Portfolio in reliance on Section 12(d)(1)(F) of the 1940 Act for which the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.  The Guidelines also include the policies and procedures that the Portfolios use in determining when a vote presents a possible conflict of interest between the interests of a Portfolio’s shareholders, and those of a Portfolio's Advisor, principal underwriter, or an affiliated person of the Portfolio, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS
Any shareholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at the following address:
Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
All communications should state the specific Portfolio to which the communication relates. After reviewing the communication, the Fund’s Secretary will forward the communication to the Board of Directors.
In its function as a nominating committee, the Governance Committee of the Board of Directors will consider any candidates for vacancies on the Board from any shareholder of a Portfolio who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Portfolio. Shareholders of a Portfolio who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund’s Secretary at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an independent Director. A shareholder wishing to recommend to the Governance Committee of the Fund a candidate for election as a Director may request the Fund’s Policy for the Consideration of Director Nominees by contacting the Fund’s Secretary at the address above.
If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Fund’s Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund’s Secretary at the address above. Communications to individual Directors or to a Committee sent in care of the Fund’s Secretary will be forwarded to the individual Director or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN
KPMG LLP serves as the independent registered public accounting firm for the Portfolios.  State Street Bank & Trust Company, N.A. serves as custodian of the Portfolios’ investments. The custodian has no part in deciding the Portfolios’ investment policies or the choice of securities that are to be purchased or sold for the Portfolios.

GENERAL INFORMATION
Each Portfolio is a series of Calvert Variable Products, Inc. ("CVP"), an open-end management investment company organized as a Maryland corporation on January 24, 1984. (There are 11 series of CVP; the series other than the Portfolios are covered in a separate SAI.) All of the Portfolios are diversified. Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. Each Portfolio offers a single class of shares.  Upon liquidation of a Portfolio, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.
The Fund issues separate shares for each Portfolio. Shares of each of the Portfolios have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations. No Portfolio has preference over another Portfolio. The Insurance Companies and a Portfolio’s shareholders will vote Portfolio shares allocated to registered separate accounts in accordance with instructions received from policyholders. Under certain circumstances, which are described in the accompanying prospectus of the variable life or annuity policy, the voting instructions received from variable life or annuity policyholders may be disregarded.
All shares of common stock have equal voting rights (regardless of the NAV per share) except that only shares of the respective Portfolio are entitled to vote on matters concerning only that Portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights. Holders of shares of any Portfolio are entitled to redeem their shares as set forth above under “Purchase and Redemption of Shares.” The shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors.

The Fund’s Board of Directors has adopted a “proportional voting” policy, meaning that Insurance Companies will vote all of a Portfolio’s shares, including shares the Insurance Companies hold, in return for providing the Portfolio with its capital and in payment of charges made against the variable annuity or variable life separate accounts, in proportion to the votes received from contractholders or policyowners. As a result of proportional voting, a small number of contractholders and/or policyowners may determine the outcome of a shareholder vote.
The Fund is not required to hold annual policyholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a policyholder, you can instruct the respective Insurance Company how to vote each share in which you have a beneficial interest.
The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, that provide services to the Funds. Shareholders of the Portfolios are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Portfolios.
Neither this SAI, the Prospectus nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund/Portfolio and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of March 31, 2016, to the Funds’ knowledge, the following entities beneficially owned more than 25% of the voting securities of the listed Portfolios:

Portfolio Name/Name and Address	% of Ownership
Calvert VP Volatility Managed Moderate Portfolio
Ameritas Life Insurance Corp	82.04%
Lincoln, NE

Calvert VP Volatility Managed Moderate Growth Portfolio
Ameritas Life Insurance Corp	86.28%
Lincoln, NE

Calvert VP Volatility Managed Growth Portfolio
Ameritas Life Insurance Corp	93.59%
Lincoln, NE
Ameritas Life Insurance Corp. is domiciled in Nebraska, and is an affiliate of the Funds’ Advisor and principal underwriter. Ameritas Life Insurance Corp. is a subsidiary of Ameritas Holding Company, which is a subsidiary of Ameritas Mutual Holding Company.
As of March 31, 2016, to the Funds’ knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Funds as shown:

Portfolio Name
Name and Address	% of Ownership

Calvert VP Volatility Managed Moderate Portfolio

Ameritas Life Insurance Corp.	82.04%
Ameritas Separate Account VA2
Lincoln, NE

Ameritas Life Insurance Corp.	10.99%
Separate Account LLVA
Lincoln, NE

Calvert VP Volatility Managed Moderate Growth Portfolio

Ameritas Life Insurance Corp.	86.28%
Ameritas Separate Account VA2
Lincoln, NE

Ameritas Life Insurance Corp.	7.80%
Separate Account LLVA
Lincoln, NE

Calvert VP Volatility Managed Growth Portfolio

Ameritas Life Insurance Corp.	93.59%
Ameritas Separate Account VA2
Lincoln, NE

Ameritas Life Insurance Corp.	6.41%
Separate Account LLVA
Lincoln, NE

FUND SERVICE PROVIDERS
INVESTMENT ADVISOR
Calvert Investment Management, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
SHAREHOLDER SERVICING AGENT
Calvert Investment Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
ADMINSTRATIVE SERVICES AGENT
Calvert Investment Administrative Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103
CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110

APPENDIX A
GLOBAL PROXY VOTING GUIDELINES FOR
CALVERT FAMILY OF FUNDS
I. INTRODUCTION
Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility characterize healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.
Long-Term Value. Responsible, healthy companies focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.
Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.
Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.
As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.
On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.
When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.
When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.
Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.
Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and on the Securities and Exchange Commission’s website at www.sec.gov.
II. CORPORATE GOVERNANCE
A. Board and Governance Issues
The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.
One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.
Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.
Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.
Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.
Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.
Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.
The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.
Board Independence

•	The Fund advisor will oppose slates of directors without at least a majority of independent directors.

•
The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•	The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

•	The Fund advisor will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.
Board Diversity

•	The Fund advisor will oppose slates of directors that result in a board that does not include gender, racial and diversity of perspective.

•
The Fund advisor may oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

•	The Fund advisor may oppose individual directors who serve as members of the nominating committee and have failed to establish gender and/or racial diversity as a factor in new board member searches.

•	The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.
Board Accountability

•	The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that were approved by the majority of votes cast in the prior year.

•
The Fund advisor will oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.

•	The Fund advisor will oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders.

•	The Fund advisor will oppose directors when the company’s poison pill has a “dead-hand” or “modified dead-hand” feature.

•	The Fund advisor will oppose directors if the board adopts a poorly structured poison pill without shareholder approval.

•	The Fund advisor will oppose directors if the board makes a material adverse change to an existing poison pill without shareholder approval.

•	The Fund advisor will evaluate on a case-by-case basis and potentially oppose director nominees for Environment, Social, and Governance (ESG) failures.

•
The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

•	The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.
Board Committee on Sustainability/Corporate Social Responsibility Issues
Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•	The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.
Limitations, Director Liability and Indemnification
Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

•
The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure
Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•	The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

•	The Fund advisor will oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance.
Director Stock Ownership
Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

•	The Fund advisor will oppose excessive awards of stock or stock options to directors.
Director Elections
Contested Election of Directors
Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.

•
The Fund advisor will oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Classified or Staggered Boards
On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•	The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.
Majority Vote Standard
A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees. Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•	The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting
Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.
Shareholder Rights
Supermajority Vote Requirements
Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•	The Fund advisor will ordinarily oppose supermajority vote requirements.

•	The Fund advisor will support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.

•
The Fund advisor will support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non-binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.

•
The Fund advisor will vote on a case-by-case basis proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Shareowner Access to Proxy
Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners - whom directors are supposed to represent - are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•	The Fund advisor will ordinarily support management and shareholder proposals that grant shareowner access to the proxy ballot.

•
The Fund advisor will examine and vote on a case-by-case basis proposals that create threshold targets for shareowner access to the proxy ballot with respect to factors including the ownership threshold and the holding period duration.

Restrictions on Shareowners Acting by Written Consent
Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•	The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

•	The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.
Restrictions on Shareowners Calling Meetings
It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•	The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such, restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock
In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners - often a majority of shareowners - to exercise influence over the governance of the corporation. This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

•
The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

•	The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.
Ratification of Auditor and Audit Committee
The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

•	The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when the advisor determines that the independence of the auditor may be compromised.

•	The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

•	The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

•	The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.
In a number of countries companies routinely appoint internal statutory auditors.

•
The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•	The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.
Audit Committee

•
The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•
The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.

Transparency and Disclosure
International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•	The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

•	The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

•
The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

•
The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.

•	The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

•	The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions
Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

•	The Fund advisor will vote on a case-by-case basis on bylaw changes affecting shareholders’ litigation rights.
B. Executive and Employee Compensation
Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership. Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.
There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. The structure of these compensation plans often determines the level of alignment between management and shareowner interests. Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.
Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.
Disclosure of CEO, Executive, Board and Employee Compensation

•
The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies--including salaries, option awards, bonuses, and restricted stock grants--of top management, Board of Directors, and employees.

•
The Fund advisor will ordinarily support proposals requesting that companies disclose links between firm financial performance and annual compensation packages of top management, Board of Directors, and employees.

CEO and Executive Compensation

•
The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

•	The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.

•
The Fund advisor will ordinarily oppose proposals seeking shareholder ratification of the company's executive officers' compensation (also known as an Advisory Vote on Compensation) if executive risks and rewards are not aligned with the interests of shareowners and the long-term performance of the corporation.

•
The Fund advisor will ordinarily oppose compensation proposals if the plan lacks a sufficient connection to performance, or lacks adequate disclosure, or contains features that are considered to be problematic or clearly deviate from best market practice without adequate justification.

Compensation Committee

•
The Fund advisor may oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

•
The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

•	The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

•	The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing is submitted for shareholder approval.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

•	The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

•
The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Expensing of Stock Options
Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•	The Fund advisor will ordinarily support proposals requesting that companies expense stock options.
Pay Equity

•	The Fund advisor will support proposals requesting that management provide a pay equity report.
Ratio between CEO and Worker Pay

•	The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.
Executive Compensation Tie to Non-Financial Performance

•
The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements
Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•	The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

•
The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

•	The Fund advisor will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.
C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring
Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.
Considering the Non-Financial Effects of a Merger Proposal
Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

•	The Fund advisor will support proposals that consider non-financial impacts of mergers.

•
The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

•
The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law
Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

•
The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Unilateral Charter, Bylaws and Amendments
Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings ("IPOs"). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors.
There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

•
The Fund advisor will generally oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.

•
The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation
Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•	The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

•
The Fund advisor will review on case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

•
The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization
Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

•	The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

•
The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock
Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

•
The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills
Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•	The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

•	The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.
Greenmail
Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•	The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.
III. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY
A. Sustainability Reporting
The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

•
The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

•	The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.
B. Environment
All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

•
The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

•
The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

•
The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles
The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•	The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.
Climate Change Mitigation
Shareholder initiatives on climate change have focused on companies that contribute materially to climate change. Increasingly, corporations in a wide variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective-and often cost-saving-steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose information, using various guidelines. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting renewable energy resources for fossil fuels.

•
The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•	The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

•	The Fund advisor will support proposals seeking an assessment of a company’s impact on financed emissions through their operations, lending, and borrowing activities.
Climate Change Adaptation
Shareholder initiatives on climate change may also focus on companies that are particularly at risk from disruptions due to climate change. Companies may face physical risk in operations or in the supply chain, or price shocks or disruptions of key raw materials, or other impacts. Initiatives have included proposals that request companies to disclose these potential risks and detail measures taken to understand and mitigate risks.

•	The Fund advisor will support proposals seeking the preparation of a report on the company’s risks due to climate change.

•	The Fund advisor will support proposals seeking disclosure of the company’s plans to adapt to climate change.
Chemical and Other Global Sustainability Concerns
In the absence of truly effective regulation, it is largely up to companies to manage (and disclose information concerning) the use of harmful chemicals in the products we encounter every day. Shareholder initiatives with companies may focus on other planetary boundaries and global sustainability concerns and risks (not mentioned elsewhere in this section) as defined by the Stockholm Resilience Center. Such initiatives may include information about the company’s impact on atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere; nitrogen and phosphorus use; and chemical pollution and dispersion globally.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to nitrogen and phosphorus use.

•
The Fund advisor will support proposals seeking the preparation of a report on a company’s operations and products impacts on chemical pollution and dispersion globally including dispersion of chemicals and plastics globally throughout global ecosystems, and other associated risks.

Water
Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain and the company’s operations, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems globally including open ocean, near-shore ocean, coastal, freshwater, and aquifer impacts, including any broad hydrological system impacts.

•
The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to water quality and ocean acidification.

•	The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.
Environmental Justice
Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, Indigenous Peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or Indigenous Peoples have little or no voice in political and economic affairs.

•
The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

•	The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.
Land-Use Change / Biodiversity Conservation / GMOs
Companies should disclose information regarding company policies, programs and performance indicators related to land-use change such as deforestation and degradation, agriculture, and biodiversity conservation.

•
The Fund advisor will support proposals requesting greater transparency on companies biodiversity impacts of supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

•
The Fund advisor will support proposals requesting greater transparency on companies land-use changes including deforestation and degradation and agriculture impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

•
The Fund advisor will support proposals requesting greater transparency on companies GMOs impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

Hydraulic Fracturing
Companies should disclose information regarding company policies, programs and performance indicators related to oil and natural gas development employing well stimulation that utilizes hydraulic fracturing. Moreover, the Shale Gas Production Subcommittee commissioned by U.S. Secretary of Energy supports greater disclosure. The Subcommittee’s November 11, 2011, final report regarding its analysis of the measures “that can be taken to reduce the environmental impact and improve the safety of shale gas production” included the recommendation to “improve public information about shale gas operations1 U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011. http://www.shalegas.energy.gov/resources/111811_final_report.pdf..” As the Subcommittee’s report indicates, much of the conflict that has been associated with shale oil and gas development in the United States can be attributed to a lack of communication and transparency. Therefore, it would be a great disservice to stakeholders that benefit from responsible development of natural gas employing hydraulic fracturing if the progress of that development was impeded by insufficient disclosure of the policies, programs and performance metrics that govern and indicate the responsible management of oil and natural gas.

•	The Fund advisor will support proposals requesting greater transparency on the practice of hydraulic fracturing and associated risks.

________________________
1U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011.
http://www.shalegas.energy.gov/resources/111811_final_report.pdf.

C. Workplace Issues
Labor Relations
Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•	The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

•	The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

•	The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.
Vendor/Supplier Standards
Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

•
The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)
Women and minorities are still significantly underrepresented in the ranks of senior corporate management and other high-income positions, and overrepresented in the more poorly paid categories, including office and clerical workers and service workers. This lack of diversity at all levels of the corporate enterprise can stifle the free expression of diverse perspectives and insights, reducing the level dynamism, adaptability to change, and ultimately competitive advantage. Furthermore, women and people of color have long been subject to discrimination in the workplace, thus depriving the company of the full benefit of their potential contributions.
Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•	The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

•
The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

•
The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•
The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•	The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

•
The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings
Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•	The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.
D. International Operations and Human Rights
Business Activities and Investments
Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations were not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records have come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.
Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the UN Voluntary Principles on Human Rights and Security, UN Guiding Principles on Business and Human Rights and the International Labor Organization’s core labor standards. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

•
The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

•	The Fund advisor will ordinarily support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.

•	The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

•	The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

•	The Fund advisor will ordinarily support proposals requesting a report discussing the company’s efforts to eliminate conflict minerals from supply chains.
Internet Surveillance/Censorship and Data Security
Information technology sector companies often do business in countries with potentially repressive regimes, raising concerns that companies may be abetting repression and censorship of the Internet.  For instance, governments may use an ICT company’s technologies to track, monitor, identify, and suppress political dissent. Thus, companies’ interactions with governments could violate the Global Network Initiative’s Principles on Freedom of Expression and Privacy, the ICT sector’s predominating standards for protecting consumers’ rights in these areas.

•
The Fund advisor will support proposals asking companies to adopt and/or disclose Internet privacy and censorship policies and procedures relating to privacy, freedom of speech, Internet censorship, government monitoring of the Internet, and government requests for customer data.

Unauthorized Images
Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•	The Fund advisor will support proposals asking companies to avoid the unauthorized or improper use of images of racial, ethnic, or indigenous groups in the promotion of their products.
International Outsourcing Operations
Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in production zones characterized by low taxation, low wages, and inadequate regulation. Companies often operate in these regions under U.S. government-sponsored programs to promote international trade and economic development. In addition, companies often aim to take advantage of limited regulatory frameworks that result in lower labor costs and fewer environmental and other regulations. These types of operations have caused harmful social and environmental impacts, including severe violation of labor standards and outsized carbon emissions. Calvert encourages companies to disclose supplier location information including, at a minimum, country-level operations and, optimally, suppliers’ specific identities and locations.

•
The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations in locations characterized by low taxation, low labor costs, and inadequate regulation.

•
The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals
The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•
The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

•
The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E. Indigenous Peoples’ Rights
Cultural Rights of Indigenous Peoples
The survival, security and human rights of millions of Indigenous Peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them. Such companies also need to follow the UN Declaration on the Rights of Indigenous Peoples, which sets out the individual and collective rights of Indigenous Peoples, as well as their rights to culture, identity, language, employment, health, education and other issues

•
The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

•
The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

•	The Fund advisor will ordinarily support proposals requesting that companies support and follow the UN Declaration on the Rights of Indigenous Peoples and/or create a policy or program to do so.
F. Product Safety and Impact
Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•
The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

•	The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

•	The Fund advisor will ordinarily support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
Toxic Chemicals
Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals.  Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals.  In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products.  These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union) posing liability risk to the company.   In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals.  Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•	The Fund advisor will ordinarily support proposals asking companies to disclose product ingredients.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

•	The Fund advisor will ordinarily support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.

•	The Fund advisor will examine and vote on a case-by-case basis asking companies to reformulate a product by a given date, unless this reformulation is required by law in selected markets.
Animal Welfare
Shareowners and animal rights groups sometimes file resolutions with companies that engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•	The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

•
The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects as well as to eliminate cruel product testing methods.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

•
The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco
Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•	The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

•	The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.
G. Weapons Contracting
Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•	The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.
H. Community
Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

•	The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.
Redlining
Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•	The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.
Predatory Lending
Predatory lending involves charging excessive fees to subprime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

•	The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

•	The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.
Insurance Companies and Economically Targeted Investments
Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•	The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.
Healthcare
Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.
I. Political Action Committees and Political Partisanship
Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•
The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.

•
The Fund advisor will ordinarily support resolutions requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.

•
The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J. Other Issues
All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific sustainable and socially responsible criteria. In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.
IV. CONFLICT OF INTEREST POLICY
All Calvert Funds strictly adhere to the Guidelines detailed in Sections II and III, above.
Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.
Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.
Adopted September 2000.
Last Revised March 2016.

APPENDIX B
Corporate Bond and Commercial Paper Ratings (source:  Standard & Poor's Ratings Services)
Bonds

AAA:	An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB:
An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:  These obligations are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB:
An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B:
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations.  Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC:
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation.  Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated CC is currently highly vulnerable to nonpayment.

C:	An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D:
An obligation rated D is in payment default.  The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Note: Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Notes

SP-1:
These issues are considered as having a strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2:  These issues are considered as having a satisfactory capacity to pay principal and interest.
SP-3:  These issues are considered as having a speculative capacity to pay principal and interest.
Commercial Paper

A-1:	This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:	This rating indicates a satisfactory degree of safety regarding timely payment.

A-3:
This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings (source: Moody's Investors Service)
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

PART C - OTHER INFORMATION
Item 28. Exhibits

(a)
Articles of Incorporation of Summit Mutual Funds, Inc., incorporated by reference to Registrant's initial filing on April 3, 1984.
Articles of Amendment of Summit Mutual Funds, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 69, April 29, 2010, accession number 0000743773-10-000011.

(b)	Amended and Re-stated By-laws of Calvert Variable Products, Inc., incorporated by reference to Registrant’s Post-Effective Amendment No. 81, April 29, 2015, accession number 0000743773-15-000022.

(c)	Instruments Defining Rights of Security Holders (not applicable).

(d)(1)
Investment Advisory Agreement with Calvert Investment Management, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.
Addendum to Investment Advisory Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 74, April 27, 2012, accession number 0000743773-12-000004.
Amendment to Investment Advisory Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 75, February 5, 2013, accession number 0000743773-13-000005.
Schedule A and B to Investment Advisory Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 75, February 5, 2013, accession number 0000743773-13-000005.
Addendum to the Investment Advisory Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 81, April 29, 2015, accession number 0000743773-15-000022.
Addendum to the Investment Advisory Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 83, October 30, 2015, accession number 0000743773-15-000064.
Addendum to the Investment Advisory Agreement, filed herewith.

(d)(2)
Investment Subadvisory Agreement with Ameritas Investment Partners, Inc., incorporated by reference to Registrant’s Post-Effective Amendment No. 76, April 5, 2013, accession number 0000743773-13-000012.

(d)(3)	Investment Subadvisory Agreement with World Asset Management, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.

(d)(4)
Investment Subadvisory Agreement with Milliman Financial Risk Management LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 76, April 5, 2013, accession number 0000743773-13-000012.

(e)
Underwriting (Distribution) Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.
Amendment to Underwriting (Distribution) Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 74, April 27, 2012, accession number 0000743773-12-000004.
Amendment to Underwriting Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 75, February 5, 2013, accession number 0000743773-13-000005.
Amendment to Underwriting Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 83, October 30, 2015, accession number 0000743773-15-000064.

(f)	Form of Trustees' Deferred Compensation Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 75, February 5, 2013, accession number 0000743773-13-000005.

(g)
Master Custodian Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.
Amended Appendix A to Master Custodian Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.
Amendment to the Master Custodian Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 76, April 5, 2013, accession number 0000743773-13-000012.

(h)(1)
Master Transfer Agency and Service Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.
Amended Schedule A to Master Transfer Agency and Service Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.
Amendment to the Master Transfer Agency and Service Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 76, April 5, 2013, accession number 0000743773-13-000012.
Amendment to Master Transfer Agency and Service Agreement, filed herewith.

(h)(2)
Amended and Restated Servicing Agreement, incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.
Amendment to the Amended and Restated Servicing Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 75, February 5, 2013, accession number 0000743773-13-000005.

(h)(3)
Administrative Services Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.
Schedule A to Administrative Services Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 70, April 27, 2011, accession number 0000743773-11-000009.
Amendment to Administrative Services Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 74, April 27, 2012, accession number 0000743773-12-000004.
Amendment to the Administrative Services Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 75, February 5, 2013, accession number 0000743773-13-000005.
Amendment to Administrative Services Agreement, filed herewith.

(h)(4)	Administration Agreement, filed herewith. Amendment to Administration Agreement, filed herewith.

(i)	Opinion and Consent of Counsel, filed herewith.

(j)	Consent of Independent Auditors to use of Report, filed herewith.

(k)	Omitted Financial Statements (not applicable).

(l)	Letter regarding initial capital, incorporated by reference to Registrant's Pre-Effective Amendment No. 1, filed on July 2, 1984.

(m)
Amended and Restated 12b-1 Distribution and Shareholder Service Plan, incorporated by reference to Registrant’s Post-Effective Amendment No. 76, April 5, 2013, accession number 0000743773-13-000012.
Revised Schedule A, Amended and Restated 12b-1 Distribution and Shareholder Service Plan, incorporated by reference to Registrant’s Post-Effective Amendment No. 83, October 30, 2015, accession number 0000743773-15-000064.

(n)
Amended and Restated Rule 18f-3 Multiple Class Plan, incorporated by reference to Registrant’s Post-Effective Amendment No. 80, April 29, 2014, accession number 0000743773-14-000026.
Amendment to Rule 18f-3 Multiple Class Plan, incorporated by reference to Registrant’s Post-Effective Amendment No. 83, October 30, 2015, accession number 0000743773-15-000064.

(o)	Not applicable.

(p)(1)	Code of Ethics for Calvert Funds et al., incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

(p)(2)	Code of Ethics for Ameritas Investment Partners, Inc., incorporated by reference to Registrant’s Post-Effective Amendment No. 75, February 5, 2013, accession number 0000743773-13-000005.

(p)(3)	Code of Ethics for World Asset Management, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.

(p)(4)	Code of Ethics for Milliman Financial Risk Management LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 75, February 5, 2013, accession number 0000743773-13-000005.

(q)	Power of Attorney forms, filed herewith.

Item 29. Persons Controlled by or Under Common Control with Registrant
Not applicable.
Item 30. Indemnification

Registrant's By-Laws, Item 28(b) of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain an insurance policy, providing Registrant with trustees/directors and officers liability coverage, plus excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains an Investment Company Blanket Bond. The Fund maintains joint coverage with the other Calvert Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and other Connections of Investment Adviser

Name	Name of Company, Principal Business and Address	Capacity
John H. Streur

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer, Trustee/ Director

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

Vicki L. Benjamin
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Lancelot A. King
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Andrew K. Niebler
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Robert D. Benson
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Patrick Faul
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

John Nichols
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Rachel Volynsky
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Matthew Duch
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Vishal Khanduja
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Thomas A. Dailey
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Robert J. Enderson
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Lynne Ford
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

Marybeth Pilat
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Mary Rutford
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Stu Dalheim
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Laurie Webster
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Erica Lasdon
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Item 32. Principal Underwriters

(a)	Registrant's principal underwriter underwrites shares of the following investment companies other than Registrant:
Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert World Values Fund, Inc.
Calvert Responsible Index Series, Inc.
Calvert Variable Series, Inc.
Calvert Impact Fund, Inc.
Calvert SAGE Fund

(b)	Positions of Underwriter's Officers and Directors

Name and Principal Business Address*	Position(s) and Offices with Underwriter	Position(s) and Offices with Registrant
John H. Streur	Director and Chief Executive Officer	Director and President
Vicki L. Benjamin	Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer, and Treasurer	Treasurer
Lynne Ford	Director, Executive Vice President – Sales and Marketing	None
Robert J. Enderson	Vice President, Corporate Finance, and Assistant Treasurer	Assistant Treasurer
Marybeth Pilat	Assistant Treasurer and Anti-Money Laundering Officer	Fund Controller and Assistant Treasurer
Mary Rutford	Assistant Secretary, Tax Accounting	None
Alex Smith	Vice President, Investor Dealer Services	None
Sonya Sbar	Vice President	None
Quentin Anderson	Regional Vice President	None
Anthony Eames	Senior Vice President	None
Andrew Olig	Regional Vice President	None
Penelope Jackson	Regional Vice President	None
Lancelot King	Assistant Secretary and Assistant Vice President	Assistant Secretary and Assistant Vice President
Andrew Niebler	Assistant Secretary and Assistant Vice President	Assistant Secretary and Assistant Vice President
Robert D. Benson	Assistant Secretary and Assistant Vice President	Assistant Secretary and Assistant Vice President
* 4550 Montgomery Avenue Bethesda, Maryland 20814

(c)	Inapplicable.

Item 33. Location of Accounts and Records
Vicki L. Benjamin, Treasurer
and
Lancelot A. King, Secretary
Calvert Variable Products, Inc.
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814

Item 34. Management Services
Not Applicable

Item 35.Undertakings
Not Applicable

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland on the 28th day of April 2016.
CALVERT VARIABLE PRODUCTS, INC.
By:
/s/John H. Streur
John H. Streur
Director and Chair

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 28th day of April 2016, by the following persons in the capacities indicated.

Signature	Title
__________**____________ John H. Streur	Director and Chair (Principal Executive Officer)

__________**____________ Vicki L. Benjamin	Treasurer (Principal Financial Officer)

__________**____________ Frank H. Blatz, Jr.	Director

__________**____________ Arthur J. Pugh	Director

__________**____________ Alice Gresham Bullock	Director

__________**____________ M. Charito Kruvant	Director

__________**_____________ Cynthia H. Milligan	Director

__________**____________ William Lester	Director

**By: /s/ Lancelot A. King
Lancelot A. King

Executed by Lancelot A. King , Attorney-in-fact on behalf of those indicated, pursuant to Power of Attorney Forms, filed herewith.

Calvert Variable Products, Inc.
Post-Effective Amendment No. 85
Registration No. 002-90309
EXHIBIT INDEX

Exhibit No.	Description

28(d)	Addendum to Investment Advisory Agreement
28(h)(1)	Amendment to Master Transfer Agency and Service Agreement
28(h)(3)	Amended and Restated Administrative Services Agreement with Calvert Investment Administrative Services
28(h)(4)	Administration Agreement
Amendment to Administration Agreement
28(i)	Opinion and Consent of Counsel
28(j)	Consent of Independent Auditors
28(q)	Power of Attorney forms